Exhibit 10.1

Execution Version

U.S. $550,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 16, 2012

among

CRESTWOOD MIDSTREAM PARTNERS LP (F/K/A QUICKSILVER GAS SERVICES LP),

as Borrower,

THE LENDERS PARTY HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Collateral Agent,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

WELLS FARGO SECURITIES , LLC,

and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners,

BANK OF AMERICA, N.A.,

and

ROYAL BANK OF CANADA,

as Syndication Agents,

and

UBS SECURITIES LLC,

and

THE ROYAL BANK OF SCOTLAND PLC

as Co-Documentation Agents.

i

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Prepayment Notice
Exhibit C-1	Form of Borrowing Request
Exhibit C-2	Form of Swingline Borrowing Request
Exhibit D	Form of Interest Election Request
Exhibit E	Form of Collateral Agreement
Exhibit F	Form of Solvency Certificate
Exhibit G-1	Form of Revolving Note
Exhibit G-2	Form of Incremental Term Loan Note
Exhibit H	Form of Compliance Certificate
Exhibit I	Form of Administrative Questionnaire
Exhibit J	Form of Reaffirmation Agreement

Schedule 1.01A	Existing Secured Cash Management Banks
Schedule 1.01B	Existing Letters of Credit
Schedule 1.01C	Existing Specified Swap Counterparties
Schedule 2.01	Commitments
Schedule 3.04	Governmental Approvals
Schedule 3.07(e)	Condemnation Proceedings
Schedule 3.07(g)	Subsidiaries
Schedule 3.07(h)	Subscriptions
Schedule 3.08(a)	Litigation
Schedule 3.12	Taxes
Schedule 3.15	Environmental Matters
Schedule 3.17	Real Property
Schedule 3.20	Insurance
Schedule 3.23	Material Contracts
Schedule 6.01	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.04	Investments
Schedule 6.07	Transactions with Affiliates

v

AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 16, 2012 (as amended, amended and restated, supplemented or otherwise modified, this “Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP (f/k/a/ QUICKSILVER GAS SERVICES LP), a limited partnership organized under the laws of Delaware (the “Borrower”), the LENDERS party hereto from time to time, WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent (as successor to BNP Paribas in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”), Wells Fargo, as collateral agent (as successor to BNP Paribas in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”), BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as syndication agents (in such capacity, the “Syndication Agents”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS, as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), and UBS SECURITIES LLC and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents (in such capacity, the “Co-Documentation Agents”).

W I T N E S S E T H :

WHEREAS, pursuant to that certain Credit Agreement, dated as of October 1, 2010 (as amended by that certain Joinder Agreement dated as of April 1, 2011 and that certain Amendment No. 1 dated as of March 20, 2012, the “Original Credit Agreement”), by and among the Borrower, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto (the “Original Lenders”) and the other financial institutions named therein, the Original Lenders have extended a revolving credit facility to the Borrower;

WHEREAS, the Borrower has requested that the Original Credit Agreement be amended and restated as set forth herein, which amendment and restatement shall become effective on the Restatement Date;

WHEREAS, effective as of the Restatement Date, the credit facility outstanding under this Agreement shall consist of up to U.S.$550.0 million in Revolving Facility Commitments;

WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Original Credit Agreement and that this Agreement amend and restate in its entirety the Original Credit Agreement and re-evidence the “Obligations” (under, and as defined in, the Original Credit Agreement) outstanding on the Restatement Date, as contemplated hereby; and

WHEREAS, all Obligations are and shall continue to be secured by all Collateral on which a Lien is granted to the Collateral Agent pursuant to any Security Document.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree to amend and restate the Original Credit Agreement, and the Original Credit Agreement is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms . As used in this Agreement, the following terms shall have the meanings specified below:

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any Loan (including any Swingline Loan) bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

“Acquisition Agreement” shall mean that certain Purchase Agreement dated as of July 22, 2010 between Crestwood Holdings LLC and Quicksilver Resources, Inc., Cowtown Gas Processing L.P. and Cowtown Pipeline L.P.

“Acquisition Documents” shall mean the collective reference to the Acquisition Agreement, and all exhibits and schedules thereto, including such documents as executed.

“Acquisition Period” shall mean a period elected by the Borrower, such election to be exercised by the Borrower delivering written notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders), commencing with the funding date of the purchase price for any Material Acquisition permitted under Section 6.05 hereunder and ending on the earlier of (a) the date that is 270 days after such funding date, and (b) the Borrower’s election to terminate such Acquisition Period, such election to be exercised by the Borrower delivering notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders); provided, that, (i) once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect and (ii) after giving effect to the termination of such Acquisition Period in effect, the Borrower shall be in compliance with the applicable provisions of Sections 6.10, and 6.11 and no Default shall have occurred and be continuing.

“Additional Term Loan Tranche” shall have the meaning assigned to such term in Section 2.20.

“Additional Real Property” shall have the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement.”

“Adjusted Eurodollar Rate” shall mean for any Interest Period with respect to any Eurodollar Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1.00%) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserves.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.12(d).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in substantially the form of Exhibit I or any other form approved by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Default Period” shall mean, with respect to any Agent, any time when such Agent is a Defaulting Lender and is not performing its role as such Agent hereunder and under the other Loan Documents.

“Agent Parties” shall have the meaning assigned to such term in Section 9.17(c).

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreed Security Principles” shall mean any grant of a Lien or provision of a guarantee by any Person that could:

(a) result in costs (tax, administrative or otherwise) to such Person that are materially disproportionate to the benefit obtained by the beneficiaries of such Lien and/or guarantee;

(b) result in a Lien being granted over assets of such Person, the acquisition of which was financed from a subsidy or payments, which financing is permitted by this Agreement, and the terms of which prohibit any assets acquired with such subsidy or payment being used as collateral;

(c) include any lease, license, contract or agreement to which such Person is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of a term, provision or condition of any such lease, license, contract or agreement (unless such term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the U.S. Bankruptcy Code) or principles of equity); provided however that Agreed Security Principles shall not prohibit the grant of a Lien or a provision of a guarantee at such time as the contractual prohibition shall no longer be applicable and, to the extent severable, which Lien shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified above; provided further that the Agreed Securities Principles shall not exclude any “proceeds” (as defined in the UCC) of any such lease, license, contract or agreement;

(d) result in the contravention of applicable law, unless such applicable law would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions); provided however that Agreed Security Principles shall not prohibit the grant of a Lien or a provision of a guarantee at such time as the legal prohibition shall no longer be applicable and to the extent severable (which Lien shall attach immediately to any portion not subject to the prohibitions specified above); or

(e) result in a breach of a material agreement existing on the Original Closing Date and binding on such Person that may not be amended, supplemented, waived, restated or otherwise modified using commercially reasonable efforts to avoid such breach; provided that this clause (e) shall only apply to the granting of Liens and not to the provision of any guarantee.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Alternate Base Rate” shall mean the greatest of (i) the rate of interest per annum determined by the Administrative Agent from time to time as its prime commercial lending rate for U.S. Dollar loans in the United States for such day (the “Prime Rate”), (ii) the Federal Funds Effective Rate plus 0.50% per annum, and (iii) the Adjusted Eurodollar Rate as of such date for a one-month Interest Period plus 1.00% per annum. The Prime Rate is not necessarily the lowest rate that the Administrative Agent is charging to any corporate customer. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate shall be effective from and including the date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate, respectively.

“Applicable Rate” shall mean for any day (a) for any Incremental Term Loan, the applicable margin per annum set forth in the joinder agreement with respect thereto, (b) for the Revolving Facility Loans, (i) prior to the Trigger Date, (x) with respect to any Eurodollar Loan, a margin of 2.75% per annum and (y) with respect to any ABR Loan, a margin of 1.75% per annum and (ii) on and after the Trigger Date, the applicable margin per annum set forth below under the caption “Revolving Facility Loans ABR Loan Spread” and “Revolving Facility Loans Eurodollar Loan Spread”, as applicable, based upon the Leverage Ratio as of the last date of the most recent fiscal quarter of the Borrower, (c) for Swingline Loans, prior to the Trigger Date, a margin of 1.75% per annum, and on or after the Trigger Date, the applicable margin per annum set forth below under the caption “Swingline Loans ABR Loan Spread” and (d) for the Commitment Fees, (i) prior to the Trigger Date, a rate per annum equal to 0.50% and (ii) on and after the Trigger Date, the applicable rate per annum set forth below under the caption “Commitment Fee” based upon the Leverage Ratio as of the last date of the most recent fiscal quarter of the Borrower:

Leverage Ratio:	Revolving Facility Loans ABR Loan Spread / Swingline Loans ABR Loan Spread	Revolving Facility Loans Eurodollar Loan Spread	Commitment Fee
Category 1: Greater than 4.50 to 1.00	2.00%	3.00%	0.50%
Category 2: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	1.75%	2.75%	0.50%
Category 3: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	1.50%	2.50%	0.50%
Category 4: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	1.25%	2.25%	0.375%
Category 5: Less than or equal to 3.00 to 1.00	1.00%	2.00%	0.375%

For purposes of the foregoing, (1) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the consolidated financial information of the Borrower and its Subsidiaries delivered pursuant to Section 5.04(a) or (b) and (2) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective on the first Business Day after the date of delivery to the Administrative Agent of such consolidated financial information indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 at the option of the Administrative Agent or the Required Lenders, at any time during which the Borrower fails to deliver the consolidated financial information when required to be delivered pursuant to Section 5.04(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial information is delivered.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the computation of the Leverage Ratio set forth in a certificate of the General Partner or a Financial Officer of the Borrower delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such certificate of the General Partner or a Financial Officer of the Borrower shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Leverage Ratio for such period, and any shortfall in the interest or fees theretofor paid by the Borrower for the relevant period pursuant to Section 2.12 and Section 2.13 as a result of the miscalculation of the Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.12 or Section 2.13, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 7.01(h) or (i) has not occurred with respect to the Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above.

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b).

“Asset Acquisition” shall mean any acquisition of all or substantially all of the assets of, or all of the Equity Interests (other than directors’ qualifying shares) in a Person or division or line of business of a Person in respect of which the aggregate consideration exceeds U.S. $5.0 million.

“Asset Disposition” shall mean any sale, transfer or other disposition by the Borrower or any Subsidiary of the Borrower to any Person other than the Borrower or a Subsidiary of the Borrower to the extent otherwise permitted hereunder of any asset or group of related assets (other than inventory or other assets sold, transferred or otherwise disposed of in the ordinary course of business) in one or a series of related transactions, the Net Proceeds from which exceed U.S. $5.0 million.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Borrower (if required pursuant to Section 9.04(b)), in substantially the form of Exhibit A or such other form as shall be approved by the Administrative Agent.

“Availability Period” shall mean the period from the Restatement Date to but excluding the earlier of the Revolving Facility Maturity Date and the date of termination of the Revolving Facility Commitments.

“Available Cash” shall mean, for any period, “Available Cash” as defined in the Limited Partnership Agreement as in effect on July 22, 2010.

“Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender, at any time of determination, an amount equal to the amount by which (a) the Revolving Facility Commitment of such Revolving Facility Lender at such time exceeds (b) the Revolving Facility Credit Exposure of such Revolving Facility Lender at such time.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.17(b).

“Borrowing” shall mean a group of Loans of a single Type under a single Facility made on a single date to the Borrower and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” shall mean (a) in the case of a Revolving Facility Borrowing comprised entirely of Eurodollar Loans, U.S.$500,000, (b) in the case of a Revolving Facility Borrowing comprised entirely of ABR Loans, U.S.$500,000 and (c) in the case of a Swingline Borrowing, U.S.$500,000.

“Borrowing Multiple” shall mean (a) in the case of a Revolving Facility Borrowing comprised entirely of Eurodollar Loans, U.S.$500,000, (b) in the case of a Revolving Facility Borrowing comprised entirely of ABR Loans, U.S.$100,000 and (c) in the case of a Swingline Borrowing, U.S.$100,000.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C-1.

“Business Day” shall mean any day of the year, other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York, New York, and, where used in the context of Eurodollar Loans, is also a day on which dealings are carried on in the London interbank market.

“Calculation Period” shall mean, as of any date of determination, the period of four consecutive fiscal quarters ending on such date or, if such date is not the last day of a fiscal quarter, ending on the last day of the fiscal quarter of the Borrower most recently ended prior to such date.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Cash Interest Expense” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less, for each of clauses (a), (b), (c) and (e) below, to the extent included in the calculation of such Interest Expense, the sum of (a) pay-in-kind Interest Expense or other noncash Interest Expense (including as a result of the effects of purchase accounting), (b) the amortization of any financing fees or breakage costs paid by, or on behalf of, the Borrower or any of its Subsidiaries, including such fees paid in connection with the Transactions or any amendments, waivers or other modifications of this Agreement, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements, (d) cash interest income of the Borrower and its Subsidiaries for such period and (e) all non-recurring cash Interest Expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP; provided that Cash Interest Expense shall exclude, without duplication of any exclusion set forth in clause (a), (b), (c), (d) or (e) above, annual agency fees paid to the Administrative Agent and/or the Collateral Agent and one-time financing fees or breakage costs paid in connection with the Transactions or any amendments, waivers or other modifications of this Agreement.

“Cash Management Agreement” shall mean any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer, automated clearinghouse transfers of funds and other cash management arrangements.

“Cash Management Bank” shall mean (i) any Person that, at the time it enters into a Cash Management Agreement, is a Lender, an Agent, or a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger and (ii) any Person listed on Schedule 1.01A hereto, in each case, in its capacity as a party to a Cash Management Agreement.

A “Change in Control” shall be deemed to occur upon the occurrence of any of the following: (a) a majority of the seats (other than vacant seats) on the board of directors of the General Partner shall at any time be occupied by Persons who were neither (i) appointed by Holdings or a Permitted Holder or (ii) appointed by such directors, (b) except as permitted by Section 6.05(b), the Borrower shall cease to own, directly or indirectly, 100% of the outstanding Equity Interests of each of the Cowtown Entities, (c) any Person or group (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), other than any combination of the Permitted Holders (or a single Permitted Holder), shall own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and any combination of the Permitted Holders (including a single Permitted Holder) own beneficially (as defined above), directly or indirectly, a smaller percentage of such ordinary voting power at such time than the Equity Interests owned by such other Person or group, (d) a “Change in Control” or similar event shall occur under any Permitted Junior Debt that is Material Indebtedness, (e) the Permitted Holders shall fail to own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), directly or indirectly, in the aggregate Equity Interests representing at least 51% of (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner or (ii) the economic interest represented by the issued and outstanding Equity Interests of the General Partner, (f) at any time, (1) the Permitted Holders shall cease to directly or indirectly own and control, of record and beneficially a majority of the issued and outstanding general partner interests in the Borrower or (2) the General Partner shall cease to be the sole general partner of the Borrower.

“Change in Law” shall mean (a) the adoption or implementation of any treaty, law, rule or regulation after the Restatement Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Restatement Date or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or Issuing Bank or by such Lender’s or Issuing Bank’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law but if not having the force of law, then being one with which the relevant party would customarily comply) of any Governmental Authority made or issued after the Restatement Date; provided, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory agencies, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued; provided, further, that any increased costs associated with a Change in

Law based on the foregoing clauses (i) and/or (ii) may only be imposed to the extent the applicable Lender imposes the same charges or additional amounts on other similarly situated borrowers under comparable facilities.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“CMM” shall mean Crestwood Marcellus Midstream LLC, a Delaware limited liability company.

“CMM Initial Investment” shall mean the acquisition on March 26, 2012 of Equity Interests in CMM by Crestwood Marcellus Pipeline LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Borrower.

“CMM Investment” shall mean (i) the CMM Initial Investment and (ii) each purchase or acquisition by the Borrower or any of its Wholly Owned Subsidiaries of additional Equity Interests in CMM whether effectuated pursuant to a purchase agreement, contribution agreement or other arrangement typical for such investments.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (except as otherwise provided herein).

“Co-Documentation Agents” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated as of the Original Closing Date, as amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit E, among the Borrower, each Subsidiary Loan Party and the Collateral Agent, and any other guarantee and collateral agreement that may be executed after the Original Closing Date in favor of, and in form and substance acceptable to, the Collateral Agent.

“Collateral and Guarantee Requirement” shall mean the requirement that:

(a) on the Restatement Date, the Collateral Agent shall have received from each Loan Party a counterpart of the Reaffirmation Agreement, duly executed and delivered on behalf of such Loan Party;

(b) on the Restatement Date, the Collateral Agent shall be the beneficiary of a pledge of all the issued and outstanding Equity Interests of each Material Subsidiary of the Borrower and all other outstanding Equity Interests directly owned by a Loan Party (except, in each case, to the extent that a pledge of such Equity Interests is not permitted under Section 9.21), including the Equity Interests in CMM, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, or shall have otherwise received a security interest over such Equity Interests satisfactory to the Collateral Agent;

(c) in the case of any Person that becomes a Loan Party after the Restatement Date, the Collateral Agent shall have received a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

(d) with respect to any Equity Interests acquired by any Loan Party after the Restatement Date (including any additional Equity Interests in CMM), all such outstanding Equity Interests directly owned by a Loan Party or any Person that becomes a Subsidiary Loan Party after the Restatement Date, shall have been pledged in accordance with the Collateral Agreement to the extent permitted under Section 9.21, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, or shall have otherwise received a security interest over such Equity Interests satisfactory to the Collateral Agent;

(e) (i) all Indebtedness of the Borrower and each Subsidiary of the Borrower that is owing to any Loan Party shall have been pledged in accordance with the Collateral Agreement, (ii) all Indebtedness of the Borrower and each Subsidiary of the Borrower having an aggregate principal amount in excess of U.S.$10.0 million that is owing to any Loan Party shall be evidenced by a promissory note or an instrument and (iii) the Collateral Agent shall have, in respect of all such Indebtedness of the Borrower and each Subsidiary of the Borrower having an aggregate principal amount in excess of U.S.$10.0 million (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries), received originals of all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank;

(f) all documents and instruments, required by law or reasonably requested by the Collateral Agent to be executed, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens, including UCC financing statements, to the extent required by, and with the priority required by, the Security Documents or reasonably requested by the Collateral Agent, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording concurrently with, or promptly following, the execution and delivery of each such Security Document;

(g) each Loan Party shall have (x) delivered to the Collateral Agent all policies or certificates of insurance of the type required by Section 5.02 (to the extent customary and obtainable after the use of commercially reasonable efforts) and (y) obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and the performance of its obligations thereunder;

(h) the Collateral Agent shall receive from the applicable Loan Parties (i) with respect to each Restatement Date Real Property, on the Restatement Date and (ii) in the case of (x) Material Real Property acquired after the Restatement Date or (y) Real Property that becomes Material Real Property after the Restatement Date and is required to be subject to a Mortgage pursuant to Section 5.10(b) (clauses (x) and (y), collectively, the “Additional Real Property”), in each case prior to the date required pursuant to Sections 5.10(b) and (c), the following documents and instruments that constitute Collateral:

(i) a Mortgage (or, in the case of any Restatement Date Real Property, an amendment to an existing Mortgage) duly authorized and executed, in form for recording in the recording office of each jurisdiction where such Restatement Date Real Property or Additional Real Property to be encumbered thereby is situated, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, together with such other instruments as shall be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to create (or affirm) a Lien under applicable law, all of which shall be in form and substance reasonably satisfactory to Collateral Agent, which Mortgage and other instruments shall be effective to create and/or maintain a first priority Lien on such Restatement Date Real Property or Additional Real Property, as the case may be, subject to no Liens other than Prior Liens and Permitted Encumbrances applicable to such Restatement Date Real Property or such Additional Real Property, as the case may be;

(ii) policies or certificates of insurance of the type required by Section 5.02 (to the extent customary and obtainable after the use of commercially reasonable efforts);

(iii) evidence of flood insurance required by Section 5.02, in form and substance reasonably satisfactory to Administrative Agent, it being understood that, in any event, the items required pursuant to this clause (iii) shall be required to be delivered prior to or on the day on which Mortgages (or, in the case of Restatement Date Real Property, amendments to the existing Mortgages) are delivered pursuant to clause (i) above with respect to such Mortgaged Property; and

(iv) all such other items as shall be reasonably necessary in the opinion of counsel to the Lenders to create a valid and perfected first priority mortgage Lien on such Restatement Date Real Property or such Additional Real Property, subject only to Permitted Encumbrances and Prior Liens. Without limiting the generality of the foregoing, if requested by the Administrative Agent, the Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders, and each Issuing Bank, opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and validity of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and

(i) with respect to each of the items identified in this definition of “Collateral and Guarantee Requirement” that are required to be delivered on a date after the Restatement Date, the Administrative Agent, in each case, may (in its sole discretion) extend such date on two separate occasions by up to 30 days on each such occasion;

provided that notwithstanding the foregoing, with respect to any Restatement Date Real Property, the Loan Parties shall not be required to deliver an amendment to any existing Mortgage until the date that is 45 days (or such later date as agreed by the Administrative Agent in its sole discretion) following the Restatement Date.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” (i) shall be subject to exceptions and limitations set forth in the Security Documents and (ii) shall not contravene the Agreed Security Principles or Section 9.21, (b) in no event shall control agreements or other control or similar arrangements be required with respect to deposit accounts or securities accounts and (c) in no event shall the Collateral include any Excluded Assets.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.12(a).

“Commitments” shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment and Incremental Commitment, (b) with respect to any Lender that is a Swingline Lender, its Swingline Commitment, and (c) with respect to any Issuing Bank, its Revolving L/C Commitment.

“Communications” shall have the meaning assigned to such term in Section 9.17.

“Consolidated Debt” at any date shall mean (without duplication) all Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money (other than letters of credit and performance bonds to the extent undrawn) and Indebtedness in respect of the deferred purchase price of property or services of the Borrower and its Subsidiaries determined on a consolidated basis on such date.

“Consolidated First Lien Net Debt” at any date shall mean, Consolidated Net Debt on such date minus, to the extent included therein, (a) all Indebtedness under any Permitted Junior Indebtedness (or any refinancing thereof permitted hereunder) or any other unsecured indebtedness of the Borrower and its Subsidiaries and (b) any Indebtedness of the Borrower and its Subsidiaries that is secured by Liens expressly subordinated to the Liens securing the Obligations.

“Consolidated Net Debt” at any date shall mean Consolidated Debt of the Borrower and its Subsidiaries on such date minus cash and Permitted Investments of the Borrower and its Subsidiaries that are Loan Parties on such date in an amount not to exceed U.S. $5.0 million, to the extent the same (w) is not being held as cash collateral (other than as Collateral for the Facilities), (x) does not constitute escrowed funds for any purpose, (y) does not represent a minimum balance requirement and (z) is not subject to other restrictions on withdrawal.

“Consolidated Net Income” shall mean, for any period, the aggregate of the Net Income of the Borrower and its Subsidiaries for such period determined on a consolidated basis; provided, however, that

(a) any net after-tax extraordinary, unusual or nonrecurring gains or losses (less all fees and expenses related thereto) or income or expenses or charges (including, without limitation, any pension expense, casualty losses, severance expenses, facility closure expenses, system establishment costs, mobilization expenses that are not reimbursed in an amount not to exceed U.S.$5.0 million and other restructuring expenses, benefit plan curtailment expenses, bankruptcy reorganization claims, settlement and related expenses and fees, expenses or charges related to any offering of Equity Interests of the Borrower or any of its Subsidiaries, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case, whether or not successful), including all fees, expenses, charges and change of control payments related to the Transaction), in each case, shall be excluded; provided that, with respect to each nonrecurring item, the Borrower shall have delivered to the Administrative Agent an officers’ or General Partner’s certificate specifying and quantifying such item and stating that such item is a nonrecurring item,

(b) any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded,

(c) any net after-tax gain or loss (including the effect of all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Borrower) shall be excluded,

(d) any net after-tax income or loss (including the effect of all fees and expenses or charges relating thereto) attributable to the refinancing, modification of or early extinguishment of indebtedness (including any net after-tax income or loss attributable to the repayment of the Existing Credit Facilities and obligations under Swap Agreements) shall be excluded,

(e) the Net Income for such period of any Person that is not a Subsidiary of the Borrower, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the Borrower or a Subsidiary thereof in respect of such period (provided that the amount of dividends, distributions and other payments attributable to the Borrower or a Subsidiary’s percentage of ownership in CMM for such period shall be determined on a pro forma basis as if the Borrower and its Subsidiaries had made all then outstanding CMM Investments on the date of the CMM Initial Investment), and

(f) (x) the Net Income for such period of any Subsidiary (that is not a Loan Party) of the Borrower and (y) any amount of Net Income of any Person that is not a Subsidiary of the Borrower that would otherwise be included pursuant to clause (e) of this definition shall, in each case, be excluded to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary (or such other Person) of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Subsidiary (or that other Person) or its stockholders or members, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived or complied with (provided that, in the case of clause (x), the net loss of any such Subsidiary shall be included to the extent funds are disbursed by such Person or any other Subsidiary of such Person in respect of such loss and that Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such Subsidiary to the Borrower or one of its other Subsidiaries in respect of such period to the extent not already included therein),

(g) Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period,

(h) any non-cash charges from the application of the purchase method of accounting in connection with the Transactions or any future acquisition, to the extent such charges are deducted in computing such Consolidated Net Income, shall be excluded,

(i) accruals and reserves that are established within twelve months after the Original Closing Date and that are so required to be established in accordance with GAAP shall be excluded,

(j) any non-cash expenses (including, without limitation, write-downs and impairment of property, plant, equipment, goodwill and intangibles and other long-lived assets), any non-cash gains or losses on interest rate and foreign currency derivatives and any foreign currency transaction gains or losses and any foreign currency exchange translation gains or losses that arise on consolidation of integrated operations shall be excluded, and

(k) (i) any long-term incentive plan accruals and any non-cash compensation expense realized from grants of stock or unit appreciation or similar rights, stock or unit options, any restricted stock or unit plan or other rights to officers, directors, and employees of the Borrower or any of its Subsidiaries shall be excluded and (ii) any long-term incentive plan accruals and non-cash compensation expenses directly attributable to services rendered on behalf of, and directly or indirectly paid for by, the Loan Parties, realized from grants of stock or unit appreciation or similar rights, stock or unit options, any restricted stock or unit plan or other rights to any employees of a Parent Company, shall be excluded.

“Consolidated Total Assets” shall mean, as of any date, the total assets of the Borrower and its consolidated Subsidiaries, determined in accordance with GAAP, in each case as set forth on the consolidated balance sheet of the Borrower as of such date.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Cowtown Entities” shall mean each of Cowtown Gas and Cowtown Pipeline.

“Cowtown Gas” shall mean Cowtown Gas Processing Partners L.P., a Texas limited partnership.

“Cowtown Pipeline” shall mean Cowtown Pipeline Partners L.P., a Texas limited partnership.

“Credit Event” shall have the meaning assigned to such term in Article IV.

“deeds” shall have the meaning assigned to such term in Section 3.17(c).

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that (a) has failed to perform any of its funding obligations under this Agreement, including with respect to Loans and participations in Letters of Credit or Swingline Loans within three Business Days of the date when due, unless the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to such effect with respect to its funding obligations under this Agreement (and such notice or public statement has not been withdrawn), unless the subject of a good faith dispute, (c) has failed, within three Business Days after request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of the Borrower (it being understood that the Administrative Agent shall comply with any such reasonable request)), to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, unless the subject of a good faith dispute (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute or subsequently cured, or (e) has, or has a direct or indirect parent company that has, become the subject of a proceeding under any bankruptcy or insolvency laws, or has had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not become a Defaulting Lender solely as the result of the acquisition or maintenance of an ownership interest in such Lender or its direct or indirect parent company or the exercise of control over a Lender or its direct or indirect parent company by a Governmental Authority or an instrumentality thereof.

“Domestic Subsidiary” shall mean each Subsidiary that is not a Foreign Subsidiary.

“EBITDA” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (xii) of this clause (a) reduced such Consolidated Net Income for the respective period for which EBITDA is being determined (but excluding any non-cash item to the extent it represents an accrual or reserve for a potential cash charge in any future period or amortization of a prepaid cash item that was paid in a prior period)):

(i) provision for Taxes based on income, profits, losses or capital of the Borrower and its Subsidiaries for such period (adjusted for the tax effect of all adjustments made to Consolidated Net Income),

(ii) Interest Expense of the Borrower and its Subsidiaries that are Loan Parties for such period (net of interest income of the Borrower and such Subsidiaries for such period) and to the extent not reflected in Interest Expense, costs of surety bonds in connection with financing activities,

(iii) depreciation, amortization (including, without limitation, amortization of intangibles and deferred financing fees) and other non-cash expenses (including, without limitation write-downs and impairment of property, plant, equipment, goodwill and intangibles and other long-lived assets and the impact of purchase accounting on the Borrower and its Subsidiaries for such period),

(iv) the amount of any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost or excess pension, other post-employment benefits, curtailment or other excess charges); provided that with respect to each such restructuring charge, the Borrower shall have delivered to the Administrative Agent an officers’ or General Partner’s certificate specifying and quantifying such expense or charge and stating that such expense or charge is a restructuring charge,

(v) any other non-cash charges,

(vi) equity earnings or losses in Affiliates unless funds have been disbursed to such Affiliates by the Borrower or any Subsidiary of the Borrower,

(vii) other non-operating expenses,

(viii) the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any Subsidiary of the Borrower that is not a Subsidiary Loan Party in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties,

(ix) costs of reporting and compliance requirements pursuant to the Sarbanes-Oxley Act of 2002 and under similar legislation of any other jurisdiction;

(x) accretion of asset retirement obligations in accordance with SFAS No. 143, Accounting for Asset Retirement Obligations and under similar requirements for any other jurisdiction;

(xi) extraordinary losses and unusual or non-recurring cash charges, severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans, and

(xii) restructuring costs related to (A) acquisitions after the Original Closing Date permitted under the terms hereof and (B) closure or consolidation of facilities;

minus (b) to the extent such amounts increased such Consolidated Net Income for the respective period for which EBITDA is being determined, non-cash items increasing Consolidated Net Income of the Borrower and its Subsidiaries for such period (but excluding any such items which represent the reversal in such period of any accrual of, or cash reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required).

“Engagement Letter” shall mean that certain Engagement Letter dated as of November 9, 2012, by and between the Borrower, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or sediment, natural resources such as flora and fauna or as otherwise similarly defined in any Environmental Law.

“Environmental Claim” shall mean any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any actual or alleged violation of Environmental Law or any Release or threatened Release of, or exposure to, Hazardous Material.

“Environmental Event” shall have the meaning assigned to such term in Section 7.01(m).

“Environmental Law” shall mean, collectively, all federal, state, provincial, local or foreign laws, including common law, ordinances, regulations, rules, codes, orders, judgments or other requirements or rules of law that relate to (a) the prevention, abatement or elimination of pollution, or the protection of the Environment, natural resources or human health, or natural resource damages, and (b) the use, generation, handling, treatment, storage, disposal, Release, transportation or regulation of, or exposure to, Hazardous Materials, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., the Endangered Species Act, 16 U.S.C. §§ 1531 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the National Environmental Policy Act, 42 U.S.C. §§ 4321 et seq., and the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq., each as amended, and their foreign, state, provincial or local counterparts or equivalents.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest, any limited liability company membership interest and any unlimited liability company membership interests.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary of the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean: (a) a Reportable Event; (b) the failure to meet the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) the incurrence by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA; (e) the receipt by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan, or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which could be reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (g) the incurrence by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary of the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to the Borrower or a Subsidiary of the Borrower.

“Eurodollar Borrowing” shall mean a Borrowing comprised of Eurodollar Loans.

“Eurodollar Loan” shall mean any Eurodollar Term Loan or Eurodollar Revolving Loan.

“Eurodollar Rate” shall mean for any Interest Period with respect to any Eurodollar Loan:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters LIBOR 01 screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)); or

(b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)); or

(c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in U.S. Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Borrowing being made, continued or converted and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London branch to major banks in the offshore U.S. Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)).

“Eurodollar Revolving Facility Borrowing” shall mean a Borrowing comprised of Eurodollar Revolving Loans.

“Eurodollar Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate in accordance with the provisions of Article II.

“Eurodollar Term Loan” shall mean any Incremental Term Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate in accordance with the provisions of Article II.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Assets” shall mean (a) Equity Interests in any Person (other than any Wholly-Owned Subsidiaries, the Cowtown Entities or CMM) to the extent not permitted by the terms of such Person’s organizational or joint venture documents, in each case solely to the extent that the applicable Loan Parties have previously used commercially reasonable efforts to obtain any required consents to eliminate or have waived any such restrictions contained in such organizational or joint venture documents, (b) Equity Interests constituting an amount greater than 65% of the voting Equity Interests of any Foreign Subsidiary or any Domestic Subsidiary substantially all of which Subsidiary’s assets consist of the Equity Interest in “controlled foreign corporations” under Section 957 of the Code, (c) Equity Interests or other assets that are held directly by a Foreign Subsidiary and (d) any “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “Amendment to Allege Use” or a “Statement of Use” under Section 1(c) or Section 1(d) of the Lanham Act has been filed, solely to the extent that such a grant of a security interest therein prior to such filing would impair the validity or enforceability of any registration that issues from such “intent-to-use” application.

“Excluded Indebtedness” shall mean all Indebtedness permitted to be incurred under Section 6.01.

“Excluded Taxes” shall mean, with respect to any Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income, franchise and similar taxes, in each case imposed on (or measured by) net income, net profits or capital by the United States of America (or any State or other subdivision thereof) or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or any jurisdiction in which such recipient has a present or former connection (other than any such connection arising solely from the Loan Documents and the transactions herein) or, in the case of any Lender or Issuing Bank, in which its applicable lending office is located, (b) any branch profits tax or any similar tax that is imposed by any jurisdiction described in clause (a) above, (c) other than in the case of an assignee pursuant to a request by a Loan Party under Section 2.19(b), (i) any federal withholding tax imposed by the United States or (ii) a withholding tax imposed by the jurisdiction under the laws of which such Lender is organized or in which its principal office or applicable lending office (or other place of business) is located, in the case of each of clauses (i) and (ii), that is in effect and that would apply to amounts payable hereunder to such Agent, Lender, Issuing Bank or other recipient at the time such Agent, Lender, Issuing Bank or other recipient becomes a party to any Loan Document (or designates a new lending office), except to the extent that such Lender or Issuing Bank or other recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 2.17(a) or Section 2.17(c), (d) any withholding taxes attributable to such Lender’s or such other recipient’s failure (other than as a result of a Change in Law) to comply with Section 2.17(e), and (e) any United States withholding taxes imposed under FATCA.

“Existing Letter of Credit” shall mean any letter of credit issued pursuant to the Original Credit Agreement and outstanding as of the Restatement Date, as set forth on Schedule 1.01B.

“Exiting Lender” shall mean each Original Lender that has not executed and delivered this Agreement (and will not have a Revolving Facility Commitment hereunder) as of the Restatement Date.

“Facilities” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that as of the date of this Agreement there is one Facility, i.e., the Revolving Loan Facility.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations and official interpretations thereof.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upward, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average (rounded upward, if necessary, to the next 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” shall mean the Commitment Fees, the Revolving L/C Participation Fees, the Issuing Bank Fees, the Administrative Agent Fees and any other fees payable under the Engagement Letter.

“FERC” shall mean the Federal Energy Regulatory Commission, and any successor agency thereto.

“Finance Co” shall mean a direct, Wholly-Owned Subsidiary of the Borrower incorporated to become or otherwise serving as a co-issuer or co-borrower of Permitted Junior Indebtedness permitted by this Agreement, which Subsidiary meets the following conditions at all times: (a) the provisions of Section 5.10 have been complied with in respect of such Subsidiary, and such Subsidiary is a Subsidiary Loan Party, (b) such Subsidiary shall be a corporation and (c) such Subsidiary has not (i) incurred, directly or indirectly any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness that it was formed to co-issue or co-borrow and for which it serves as co-issuer or co-borrower, (ii) engaged in any business, activity or transaction, or owned any property, assets or Equity Interests other than (A) performing its obligations and activities incidental to the co-issuance or co-borrowing of the Indebtedness that it was formed to co-issue or co-borrower and (B) other activities incidental to the maintenance of its existence, including legal, Tax and accounting administration, (iii) consolidated with or merged with or into any Person, or (iv) failed to hold itself out to the public as a legal entity separate and distinct from all other Persons.

“Financial Officer” of any Person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such Person.

“Financial Performance Covenants” shall mean the covenants of the Borrower set forth in Sections 6.10 and 6.11.

“First Lien Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated First Lien Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that, to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the First Lien Leverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.

“Flood Insurance Laws” shall have the meaning assigned to such term in Section 5.02(b).

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” shall mean any Subsidiary that is either (i) incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia (other than an entity that is disregarded for U.S. federal tax purposes and is a direct Subsidiary of an entity organized in the United States of America, any State thereof or the District of Columbia) or (ii) any Subsidiary of a Foreign Subsidiary.

“GAAP” shall have the meaning assigned to such term in Section 1.02.

“Gathering and Processing Documents” shall mean (i) the Sixth Amended and Restated Gas Gathering and Processing Agreement between Quicksilver Resources Inc., Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P., effective September 1, 2008, as amended by the Second Amendment to the Sixth Amended and Restated Gas Gathering and Processing Agreement dated as of October 1, 2010, between Quicksilver Resources Inc., Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P., (ii) the Gas Gathering Agreement between Quicksilver Resources Inc. and

Cowtown Pipeline Partners L.P., as assignee of Cowtown Pipeline L.P., effective December 1, 2009, as amended by the Amendment to the Gas Gathering Agreement dated as of October 1, 2010, between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., (iii) the Amended and Restated Gas Gathering Agreement between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., as assignee of Cowtown Pipeline L.P., effective September 1, 2008, as amended by the Second Amendment to the Gas Gathering Agreement dated as of October 1, 2010, between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., and (iv) from and after the date that CMM has become a “Subsidiary” and a “Loan Party” in accordance with Section 5.10(e), the Gas Gathering and Compression Agreement dated as of January 1, 2012, between Antero Resources Appalachian Corporation and CMM, each as amended, restated, supplemented or otherwise modified as permitted hereunder.

“General Partner” shall mean Crestwood Gas Services GP LLC, a Delaware limited liability company.

“General Partner LLC Agreement” shall mean the First Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of July 24, 2007, as amended, restated, supplemented or otherwise modified as permitted hereunder.

“Governmental Authority” shall mean any federal, state, provincial, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Guarantee” of or by any Person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (v) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness, or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such a Lien) of any other Person, whether or not such Indebtedness is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Restatement Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum distillates or breakdown constituents, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature, in each case subject to regulation pursuant to, or which can give rise to liability under, any Environmental Law.

“Holdings” shall mean Crestwood Gas Services Holdings LLC, a Delaware limited liability company.

“Improvements” shall have the meaning assigned to such term in the Mortgages.

“Increased Amount Date” shall have the meaning assigned to such term in Section 2.20.

“Incremental Commitments” shall have the meaning assigned to such term in Section 2.20.

“Incremental Lender” shall have the meaning assigned to such term in Section 2.20.

“Incremental Maturity Date” shall mean the maturity date of any Additional Term Loan Tranche pursuant to Section 2.20.

“Incremental Revolving Facility Commitments” shall have the meaning assigned to such term in Section 2.20.

“Incremental Revolving Facility Lender” shall have the meaning assigned to such term in Section 2.20.

“Incremental Term Facility Commitments” shall have the meaning assigned to such term in Section 2.20.

“Incremental Term Lender” shall have the meaning assigned to such term in Section 2.20.

“Incremental Term Loans” shall have the meaning assigned to such term in Section 2.20.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade liabilities and intercompany liabilities incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof), (e) all Guarantees by such Person of Indebtedness of others, (f) all Capital Lease Obligations of such Person, (g) all payments that such Person would have to make in the event of an early termination, on the date Indebtedness of such Person is being determined, in respect of outstanding Swap Agreements (such payments in respect of any Swap Agreement with a counterparty being calculated subject to and in accordance with any netting provisions in such Swap Agreement), (h) the principal component of all obligations, contingent or otherwise, of such Person (i) as an account party in respect of letters of credit (other than any letters of credit, bank guarantees or similar instrument in respect of which a back-to-back letter of credit has been issued under or permitted by this Agreement) and (ii) in respect of banker’s acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

“Indemnified Taxes” shall mean all Taxes which arise from the transactions contemplated in, or otherwise with respect to, this Agreement, other than Excluded Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 3.13(a).

“Interest Coverage Ratio” shall mean the ratio, for the period of four fiscal quarters ended on, or if such date of determination is not the end of a fiscal quarter, most recently prior to the date on which such determination is to be made of (a) EBITDA to (b) Cash Interest Expense; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions for which a waiver or a consent of the Required Lenders pursuant to Section 6.04 or 6.05 has been obtained) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Interest Coverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.

“Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07, in substantially the form of Exhibit D.

“Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, other than fees and breakage costs incurred in connection with the repayment of the Existing Credit Facilities, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense, and (iv) redeemable preferred stock dividend expenses, and (b) capitalized interest of such Person. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Borrower and its Subsidiaries with respect to Swap Agreements.

“Interest Payment Date” shall mean (a) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type, (b) with respect to any ABR Loan, the last Business Day of each calendar quarter and (c) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid pursuant to Section 2.09(a).

“Interest Period” shall mean, as to any Borrowing consisting of a Eurodollar Loan, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 9 or 12 months or shorter, if at the time of the relevant Borrowing, all Lenders make interest periods of such length available), as the Borrower may elect, or the date any Eurodollar Borrowing is converted to an ABR Borrowing in accordance with Section 2.07 or repaid or prepaid in accordance with Section 2.09, 2.10 or 2.11; provided that, (a) if any Interest Period for a Eurodollar Loan would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period, and (c) no Interest Period shall extend beyond the latest of the Revolving Facility Maturity Date or any Incremental Maturity Date, as applicable. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“Issuing Bank” shall mean Wells Fargo and each other Issuing Bank designated pursuant to Section 2.05(k), in each case in its capacity as an issuer of Revolving Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). An Issuing Bank may, in its discretion, arrange for one or more Revolving Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Revolving Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.12(c).

“Joint Lead Arrangers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Lender” shall mean each financial institution listed on Schedule 2.01 (and any foreign branch of such Lender), as well as any Person (other than a natural person) that becomes a “Lender” hereunder pursuant to Section 9.04 (and any foreign branch of such Person), any Person (other than a natural person) holding outstanding Revolving Facility Loans, any Person (other than a natural person) holding outstanding Swingline Loans or any Person (other than a natural person) holding outstanding Incremental Loans. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Leverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary of the Borrower), any purchase option, call or similar right of a third party with respect to such securities.

“Limited Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of the Borrower, dated as of February 19, 2008, as amended by the First Amendment dated as of October 4, 2010 and the Second Amendment dated as of April 1, 2011, and as may be further amended, restated, supplemented or otherwise modified as permitted hereunder.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents and any promissory note issued under Section 2.09(e).

“Loan Document Obligations” shall mean all amounts owing to any of the Agents, any Issuing Bank or any Lender pursuant to the terms of this Agreement or any other Loan Document, or pursuant to the terms of any Guarantee thereof, including, without limitation, with respect to any Loan or Revolving Letter of Credit, together with the due and punctual performance of all other obligations of the Borrower and the other Loan Parties under or pursuant to the terms of this Agreement and the other Loan

Documents, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Loan Parties” shall mean the Borrower and each Subsidiary Loan Party.

“Loans” shall mean the Revolving Facility Loans, the Swingline Loans and the Incremental Loans.

“Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having (a) Loans (other than Swingline Loans) outstanding under such Facility, (b) in the case of the Revolving Facility, Revolving L/C Exposures and Swingline Exposures and (c) unused Commitments under such Facility, that, taken together, represent more than 50% of the sum of all (x) Loans (other than Swingline Loans) outstanding under such Facility, (y) in the case of the Revolving Facility, Revolving L/C Exposures and Swingline Exposures, and (z) the total unused Commitments under such Facility at such time.

“Margin Differential” shall have the meaning specified in Section 2.20(a).

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Master Limited Partnership” shall mean a publicly traded limited partnership that is properly treated as a partnership for U.S. federal income tax purposes by virtue of meeting the requirements of Section 7704(c)(1) of the Code.

“Material Acquisition” shall mean any Permitted Business Acquisition with fair market value equal to or greater than $50,000,000.

“Material Adverse Effect” shall mean the existence of events, conditions and/or contingencies that have had or are reasonably likely to have (i) a materially adverse effect on the business, operations, properties, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or (ii) a material impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, any Issuing Bank, the Administrative Agent or the Collateral Agent under, any Loan Document.

“Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of the Borrower or any Relevant Subsidiary in an aggregate principal amount exceeding U.S. $20.0 million.

“Material Contracts” shall mean, collectively, (i) the Gathering and Processing Documents, and (ii) any contract or other arrangement, whether written or oral, to which the Borrower or any Relevant Subsidiary is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Material Real Property” shall mean, on any date of determination, any Pipeline Systems (including any Real Property (other than leased Real Property) upon which such Pipeline Systems are located), any Processing Plants and any other Real Property owned in fee by any Loan Party, or group of related tracts of Real Property, acquired (whether acquired in a single transaction or in a series of transactions) or owned by a Loan Party having a fair market value (including the fair market value of improvements owned by any Loan Party and located thereon) on such date of determination exceeding U.S.$10.0 million, provided that notwithstanding the foregoing, all Real Property (other than leased Real Property) associated with a Pipeline System shall be deemed to be Material Real Property if such Pipeline System has a fair market value exceeding U.S.$10.0 million.

“Material Subsidiary” shall mean (a) Operating, Operating GP and the Cowtown Entities, (b) any Finance Co, (c) solely at such time as CMM has no Indebtedness for borrowed money (or unutilized revolving commitments) outstanding, CMM, and (d) each other Subsidiary of the Borrower now existing or hereafter acquired or formed by the Borrower which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the applicable Calculation Period accounted for more than 1.5% of the consolidated revenues of the Borrower and its Subsidiaries or (ii) as of the last day of such Calculation Period, was the owner of more than 1.5% of the Consolidated Total Assets of the Borrower and its Subsidiaries; provided that at no time shall the total assets of all Subsidiaries of the Borrower that are not Material Subsidiaries exceed, for the applicable Calculation Period, 5.0% of the Consolidated Total Assets of the Borrower and its Subsidiaries.

“Maximum Leverage Ratio” shall mean, (a) on any date of determination other than during an Acquisition Period, 5.00:1.00, and (b) on any date of determination during an Acquisition Period, 5.50:1.00.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Midstream Activities” shall mean with respect to any Person, collectively, the treatment, processing, gathering, dehydration, compression, blending, transportation, storage, transmission, marketing, buying or selling or other disposition, whether for such Person’s own account or for the account of others, of oil, natural gas, natural gas liquids or other liquid or gaseous hydrocarbons, including that used for fuel or consumed in the foregoing activities; provided, that “Midstream Activities” shall in no event include the drilling, completion or servicing of oil or gas wells, including, without limitation, the ownership of drilling rigs.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Properties” shall mean all Real Property required to be subject to a Mortgage that is delivered pursuant to the terms of this Agreement.

“Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents and other security documents delivered pursuant to the Original Credit Agreement or on or after the Restatement Date pursuant to Section 5.10 and the Collateral and Guarantee Requirement, as amended, supplemented or otherwise modified from time to time, with respect to Mortgaged Properties, each in form and substance reasonably satisfactory to the Collateral Agent, including all such changes as may be required to account for local law matters.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA subject to the provisions of Title IV of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Proceeds” shall mean:

(a) 100% of the cash proceeds actually received by the Borrower or any Subsidiary of the Borrower (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any Person of any asset or assets of the Borrower or any such Subsidiary of the Borrower (other than those pursuant to Section 6.05(a), (b), (c), (e), (h), (i), or (j)) net of (i) attorneys’ fees, accountants’ fees, investment banking fees, sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto or pursuant to Permitted Junior Debt) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including without limitation, pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, and (ii) Taxes paid or payable as a result thereof; provided that, if no Event of Default exists and the Borrower has delivered a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower’s intention to use any portion of such proceeds, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business or otherwise invest in the business of the Borrower and its Subsidiaries, or make investments pursuant to Section 6.04(j), in each case within 12 months of such receipt, such portion of such proceeds shall not constitute Net Proceeds, except to the extent (1) not so used within such 12-month period and (2) not contracted to be used within such 12-month period and not thereafter used within 120 days of such receipt; provided, further, that (x) no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such proceeds shall exceed U.S.$5.0 million and (y) no proceeds shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed U.S.$10.0 million, and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any other Loan Party of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any of its Affiliates shall be disregarded, except for financial advisory fees customary in type and amount paid to Affiliates of the Sponsors.

“NGA” shall have the meaning assigned to such term in Section 3.08(b).

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).

“Non-U.S. Lender” shall have the meaning assigned to such term in Section 2.17(e).

“Obligations” shall mean all amounts owing to any of the Agents, any Issuing Bank, any Lender or any other Secured Party pursuant to the terms of this Agreement or any other Loan Document, or to any Cash Management Bank or Specified Swap Counterparty pursuant to the terms of any Secured Cash

Management Agreement or Secured Swap Agreement, respectively, or pursuant to the terms of any Guarantee thereof, including, without limitation, with respect to any Loan, Revolving Letter of Credit, Secured Cash Management Agreement or Secured Swap Agreement, together with the due and punctual performance of all other obligations of the Borrower and the other Loan Parties under or pursuant to the terms of this Agreement, the other Loan Documents, any Secured Cash Management Agreement and any Secured Swap Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Treasury Department.

“Omnibus Agreement” shall mean that certain Omnibus Agreement dated as of October 8, 2010 among the Borrower, the General Partner and Crestwood Holdings Partners LLC.

“Operating” shall mean Crestwood Gas Services Operating LLC, a Delaware limited liability company.

“Operating GP” shall mean Crestwood Gas Services Operating GP LLC, a Delaware limited liability company.

“Original Closing Date” shall mean October 1, 2010.

“Original Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

“Original Lenders” shall have the meaning assigned to such term in the recitals to this Agreement.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property, intangible or mortgage recording taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

“Parent Company” shall mean any Person who, directly or indirectly, owns any of the issued and outstanding Equity Interests of the Borrower.

“Participant” shall have the meaning assigned to such term in Section 9.04(c).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean a certificate in the form of Annex I to the Collateral Agreement or any other form approved by the Collateral Agent.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person, other than such acquisition of, or of the assets or Equity Interests of, any Loan Party, if (a) such acquisition was not preceded by, or effected pursuant to, an unsolicited or hostile offer, (b)

such acquired Person, division or line of business of a Person is, or is engaged in, any business or business activity conducted by the Borrower and its Subsidiaries on the Restatement Date, Midstream Activities and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, and (c) immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; and (iii) (A) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such acquisition or formation, with the Financial Performance Covenants recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries, and, if the total consideration in respect of such acquisition exceeds U.S.$10.0 million, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to such effect, together with all relevant financial information for such Subsidiary or assets, and (B) any acquired or newly formed Subsidiary of the Borrower shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01). For the avoidance of doubt, no CMM Investment shall constitute a Permitted Business Acquisition.

“Permitted Encumbrances” shall mean with respect to each Real Property, Pipeline System and Processing Plant, those Liens and other encumbrances permitted by paragraphs (b), (c), (d), (e), (h), (k), (l), (m), (v), (w), (x), (aa) or (bb) of Section 6.02.

“Permitted Holder” shall mean each of the Sponsors and the Sponsor Affiliates.

“Permitted Investments” shall mean:

(a) direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with maturities not exceeding two years;

(b) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof, or any foreign country recognized by the United States of America, having capital, surplus and undivided profits in excess of U.S.$250.0 million and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act);

(c) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;

(d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P;

(e) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A-2 by Moody’s;

(f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least U.S.$500.0 million; and

(h) time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not in excess of 1/2 of 1% of the total assets of the Borrower and its Subsidiaries, on a consolidated basis, as of the end of the Borrower’s most recently completed fiscal year.

“Permitted Junior Debt” shall mean (a) unsecured subordinated Indebtedness issued or incurred by one or both of the Borrower and Finance Co and (b) unsecured senior Indebtedness issued by one or both of the Borrower and Finance Co, (i) the terms of which, in the case of each of clauses (a) and (b), (1) do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the latest of (x) the Revolving Facility Maturity Date and (y) any Incremental Facility Maturity Date, (2) do not contain covenants that, taken as a whole, are more restrictive than those set forth in this Agreement and the other Loan Documents, (3) provide for covenants and events of default customary for Indebtedness of a similar nature as such Permitted Junior Debt and (4) in the case of unsecured subordinated Indebtedness, provide for subordination of payments in respect of such Indebtedness to the Obligations and guarantees thereof under the Loan Documents customary for high yield securities and (ii) in the case of each of clauses (a) and (b), in respect of which no Subsidiary of a Borrower that is not an obligor under the Loan Documents is an obligor; provided that immediately prior to and after giving effect on a Pro Forma Basis to any incurrence of Permitted Junior Debt, no Default or Event of Default shall have occurred and be continuing or would result therefrom and the Borrower would be in compliance on a Pro Forma Basis with the Financial Performance Covenants as of the most recently completed fiscal quarter for which financial statements are available.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such Permitted Refinancing Indebtedness, with the covenants contained in Section 6.10 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries, (b) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest, breakage costs and premium thereon), (c) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (d) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, (e) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced, and (f) if the Indebtedness being Refinanced is secured by any collateral (whether equally and ratably with, or junior to, the Secured Parties or otherwise), such Permitted Refinancing Indebtedness may be secured by such collateral (including in respect of working capital facilities of Foreign Subsidiaries otherwise permitted under this Agreement only, any collateral pursuant to after-acquired property clauses to the extent any such collateral secured the Indebtedness being Refinanced) on terms no less favorable to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, individual or family trusts, or government or any agency or political subdivision thereof.

“Pipeline Systems” shall mean, collectively, (a) the natural gas gathering pipelines located in the southern portion of the Fort Worth Basin in the State of Texas that are owned by the Loan Parties in connection with their Midstream Activities, and (b) any other pipelines now or hereafter owned by any Loan Party that are used in connection with their Midstream Activities.

“Plan” shall mean with respect to any Person resident in the United States, any employee pension benefit plan subject to the provisions of Title IV of ERISA or Section 412 or 430 of the Code or Section 302 of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or if such plan were terminated would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.17(b).

“Pledged Collateral”, with respect to particular Collateral, shall have the meaning assigned to such term in the Collateral Agreement applicable to such Collateral.

“primary obligor” shall have the meaning given such term in the definition of the term “Guarantee.”

“Prior Liens” shall mean those Liens and other encumbrances permitted by paragraphs (a), (c), (d), (e), (f), (i), (j), (l), (n), (o), (p), (q), (r), (dd), or (ff) of Section 6.02; provided that with licenses permitted under paragraphs (q) or (ff) of Section 6.02 shall be deemed “Prior Liens” solely to the extent that such licenses are non-exclusive.

“Pro Forma Basis” shall mean, as to any Person, for any events as described in clauses (a) and (b) below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”):

(a) in making any determination of EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Asset Disposition and to any Asset Acquisition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), in each case that occurred during the Reference Period (or, unless the context otherwise requires, occurring during the Reference Period or thereafter and through and including the date upon which the respective Asset Acquisition or Asset Disposition is consummated); and

(b) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) incurred or permanently repaid during the Reference Period shall be deemed to have been incurred or repaid at the beginning of such period,

(y) Interest Expense of such Person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods and (z) with respect to distributions made pursuant to Section 6.06(e), pro forma effect shall be given to the decrease in cash and Permitted Investments resulting from such distributions.

Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower and, for any fiscal period ending on or prior to the first anniversary of an Asset Acquisition or Asset Disposition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), may include adjustments to reflect operating expense reductions and other operating improvements or synergies reasonably expected to result from such Asset Acquisition, Asset Disposition or other similar transaction, to the extent that the Borrower delivers to the Administrative Agent (i) a certificate of the General Partner or a Financial Officer of the Borrower setting forth such operating expense reductions and other operating improvements or synergies and (ii) information and calculations supporting in reasonable detail such estimated operating expense reductions and other operating improvements or synergies.

“Processing Plants” shall mean, collectively, (a) the natural gas processing plant located in Hood County, Texas that is owned by Cowtown Gas and that is used in the Loan Parties’ Midstream Activities and is integrated with the Pipeline Systems described in clause (a) of the definition thereof, and (b) any other processing plants and terminals now or hereafter owned by the Loan Parties.

“Projections” shall mean the projections of the Borrower and its Subsidiaries and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower or any of its Subsidiaries prior to the Restatement Date.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

“PUHCA” shall have the meaning assigned to such term in Section 3.08(b).

“Reaffirmation Agreement” shall mean the Reaffirmation Agreement dated as of the Restatement Date, as amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit J, among the Borrower, each Subsidiary Loan Party and the Collateral Agent.

“Real Property” shall mean, collectively, all right, title and interest of the Borrower or any other Loan Party in and to any and all parcels of real property owned or leased by the Borrower or any other Loan Party together with all Improvements and appurtenant fixtures, easements and other property and rights incidental to the ownership, lease or operation thereof. Where the Loan Documents refer to Real Property as being owned by a Loan Party, this shall be deemed to include all right, title and interest in Real Property owned or held by such Loan Party (other than leasehold interests), whether by contract or otherwise, including rights and interests in easements and rights of way.

“Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” shall have a meaning correlative thereto.

“Refinanced Term Loans” shall have the meaning assigned to such term in Section 9.08(e).

“Register” shall have the meaning assigned to such term in Section 9.04(b).

“Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” shall mean any placing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or depositing in, into or onto the Environment.

“Relevant Subsidiaries” shall mean each Material Subsidiary and each other Subsidiary Loan Party.

“Remaining Present Value” shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.

“Replacement Term Loans” shall have the meaning assigned to such term in Section 9.08(e).

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period has been waived, with respect to a Plan.

“Required Lenders” shall mean, at any time, Lenders having (a) Loans (other than Swingline Loans) outstanding, (b) Revolving L/C Exposures, (c) Swingline Exposures and (d) Available Unused Commitments, that taken together, represent more than 50% of the sum of all (w) Loans (other than Swingline Loans) outstanding, (x) Revolving L/C Exposures, (y) Swingline Exposures, and (z) the total Available Unused Commitments at such time.

“Responsible Officer” of any Person shall mean any executive officer, Financial Officer, director, general partner, managing member or sole member of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restatement Date” shall mean the first date all of the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 9.08.

“Restatement Date Real Property” shall mean the Pipeline Systems, the Processing Plants and any Real Property owned by the Borrower or any other Loan Party that is subject to a Mortgage on the Restatement Date other than any leasehold interests.

“Revolving Facility” shall mean the Revolving Facility Commitments and the extensions of credit made hereunder by the Revolving Facility Lenders.

“Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans.

“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Eurodollar Loans and ABR Loans pursuant to Section 2.01 representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial amount of each Revolving Facility Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Commitments on the date hereof is U.S.$550.0 million. To the extent applicable, Revolving Facility Commitments shall include the Incremental Revolving Facility Commitments of any Incremental Revolving Facility Lender.

“Revolving Facility Credit Exposure” shall mean, at any time, the sum of (a) the aggregate principal amount of the Revolving Facility Loans outstanding at such time, (b) the Swingline Exposure at such time and (c) the Revolving L/C Exposure at such time. The Revolving Facility Credit Exposure of any Revolving Facility Lender at any time shall be the sum of (a) the aggregate principal amount of such Revolving Facility Lender’s Revolving Facility Loans outstanding at such time and (b) such Revolving Facility Lender’s Revolving Facility Percentage of the Swingline Exposure and Revolving L/C Exposure at such time.

“Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with outstanding Revolving Facility Loans (including any Incremental Revolving Facility Lender).

“Revolving Facility Loan” shall mean a Loan made to the Borrower by a Revolving Facility Lender pursuant to Section 2.01 or an Incremental Revolving Facility Lender pursuant to Section 2.20. Each Revolving Facility Loan shall be a Eurodollar Loan or an ABR Loan.

“Revolving Facility Maturity Date” shall mean November 16, 2017 (or if such date is not a Business Day, the next succeeding Business Day, unless such Business Day is in the next calendar month, in which case the next preceding Business Day).

“Revolving Facility Percentage” shall mean, with respect to any Revolving Facility Lender, the percentage of the total Revolving Facility Commitments represented by such Lender’s Revolving Facility Commitment. If the Revolving Facility Commitments have terminated or expired, the Revolving Facility Percentages shall be determined based upon the Revolving Facility Commitments most recently in effect, giving effect to any assignments pursuant to Section 9.04.

“Revolving L/C Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Revolving Letters of Credit pursuant to Section 2.05, as such commitment may be (a) ratably reduced from time to time upon any reduction in the Revolving Facility Commitments pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Issuing Bank under Section 9.04. The amount of each Issuing Banks’ Revolving L/C Commitment as of the Restatement Date is set forth in Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Issuing Bank shall have assumed its Revolving L/C Commitment, as applicable. The aggregate amount of the Revolving L/C Commitments of the Issuing Bank on the date hereof is U.S.$100.0 million.

“Revolving L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Revolving Letter of Credit, including, for the avoidance of doubt, a payment or disbursement made by an Issuing Bank pursuant to a Revolving Letter of Credit upon or following the reinstatement of such Revolving Letter of Credit.

“Revolving L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all Revolving Letters of Credit outstanding at such time and (b) the aggregate principal amount of all Revolving L/C Disbursements that have not yet been reimbursed at such time. The Revolving L/C Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Revolving L/C Exposure at such time.

“Revolving L/C Participation Fees” shall have the meaning set forth in Section 2.12(b).

“Revolving L/C Reimbursement Obligation” shall mean the Borrower’s obligation to repay Revolving L/C Disbursements as provided in Sections 2.05(e) and (f).

“Revolving Letter of Credit” shall mean any letter of credit issued pursuant to Section 2.05.

“rights of way” shall have the meaning assigned to such term in Section 3.17(b).

“S&P” shall mean Standard & Poor’s Ratings Services, Inc., a division of The McGraw-Hill Companies, Inc.

“Sale and Lease-Back Transaction” shall have the meaning assigned to such term in Section 6.03.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Secured Parties” shall have the meaning ascribed to such term in the Collateral Agreement and collectively shall mean all such parties.

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

“Secured Swap Agreement” shall mean any Swap Agreement permitted under this Agreement that is entered into by and between the Borrower and any Specified Swap Counterparty.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Documents” shall mean the Mortgages, the Collateral Agreement, the Reaffirmation Agreement and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing, the Collateral and Guarantee Requirement or Section 5.10.

“Specified Swap Counterparty” shall mean (i) any Person that, at the time it enters into a Swap Agreement, is a Lender, an Agent or a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger and (ii) any Person listed on Schedule 1.01C hereto, in each case, in its capacity as a party to a Swap Agreement.

“Sponsor” shall mean FRC Founders Corporation (formerly known as First Reserve Corporation).

“Sponsor Affiliate” shall mean (i) each Affiliate of the Sponsor that is neither a portfolio company nor a company controlled by a portfolio company and (ii) each general partner of the Sponsor or Sponsor Affiliate who is a partner or employee of FRC Founders Corporation.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent, any Lender or any Issuing Bank (including any branch, Affiliate or other fronting office making or holding a Loan or issuing a Revolving Letter of Credit) is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent, any Lender or any Issuing Bank under such Regulation D or any comparable regulation. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Intercompany Debt” shall have the meaning assigned to such term in Section 6.01(e).

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association, joint venture, limited liability company or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by such Person; provided that, notwithstanding the foregoing, none of CMM or any of its subsidiaries shall constitute a “Subsidiary” for purposes of this Agreement or the other Loan Documents so long as CMM has any Indebtedness for borrowed money (or unutilized revolving commitments) outstanding. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Loan Party” shall mean each direct or indirect Wholly Owned Subsidiary of the Borrower that (a) (i) is a Domestic Subsidiary and (ii) is a Material Subsidiary, and is not a Subsidiary whose guarantee of the Obligations is prohibited under Section 9.21 or (b) at the option of the Borrower executes and delivers the Collateral Agreement and otherwise satisfies the Collateral and Guarantee Requirement.

“Supplemental Collateral Agent” shall have the meaning assigned to such term in Section 8.13(a).

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries or any Parent Company of the Borrower shall be a Swap Agreement.

“Swingline Borrowing” shall mean a Borrowing comprised of Swingline Loans.

“Swingline Borrowing Request” shall mean a request by the Borrower substantially in the form of Exhibit C-2.

“Swingline Commitment” shall mean, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.04. The aggregate amount of the Swingline Commitments on the Restatement Date is U.S.$10 million.

“Swingline Exposure” shall mean at any time the aggregate principal amount of all outstanding Swingline Borrowings at such time. The Swingline Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” shall mean Wells Fargo, in its capacity as a lender of Swingline Loans, and/or any other Revolving Facility Lender designated as such by the Borrower after the Restatement Date that is reasonably satisfactory to the Borrower and the Administrative Agent and executes a counterpart to this Agreement as a Swingline Lender.

“Swingline Loans” shall mean the swingline loans made to the Borrower pursuant to Section 2.04.

“Syndication Agents” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and any and all additions to tax, interest and penalties related thereto.

“Test Period” shall mean, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date.

“Transaction Documents” shall mean the Acquisition Documents and the Loan Documents.

“Transactions” shall mean, collectively, the transactions to occur on, prior to or immediately after the Restatement Date pursuant to the Loan Documents, including (a) the execution and delivery of the Loan Documents and the initial borrowings hereunder; and (b) the payment of all fees and expenses owing in connection with the foregoing.

“Trigger Date” shall mean the first date of delivery of financial statements after the Restatement Date pursuant to Section 5.04(a) or (b).

“Type,” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted Eurodollar Rate and the Alternate Base Rate.

“UCC” shall mean (a) the Uniform Commercial Code as in effect in the applicable jurisdiction and (b) certificate of title or other similar statutes relating to “rolling stock” or barges as in effect in the applicable jurisdiction.

“U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“U.S. Dollars” or “U.S.$” shall mean the lawful currency of the United States of America.

“U.S.A. PATRIOT Act” shall have the meaning assigned to such term in Section 3.08(a).

“Wells Fargo” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Wholly Owned Subsidiary” of any Person shall mean a Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned, directly or indirectly, by such Person or any other Wholly Owned Subsidiary of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02. Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time. Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided further that, notwithstanding the foregoing, upon and following the acquisition of any business or new Subsidiary by the Borrower in accordance with this Agreement, in each case that would not constitute a “significant subsidiary” for purposes of Regulation S-X, financial items and information with respect to such newly-acquired business or Subsidiary that are required to be included in determining any financial calculations and other financial ratios contained herein for any period prior to such acquisition shall not be required to be in accordance with GAAP so long as the Borrower is able to reasonably estimate pro forma adjustments in respect of such acquisition for such prior periods, and in each case such estimates are made in good faith and are factually supportable.

Section 1.03. Effectuation of Transfers. Each of the representations and warranties of the Borrower contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires.

ARTICLE II

THE CREDITS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Revolving Facility Lender agrees to make Revolving Facility Loans, in each case from time to time during the Availability Period, comprised of Eurodollar Loans and ABR Loans to the Borrower in U.S. Dollars in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment and (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility Loans. The Revolving Facility shall be available as ABR Loans or Eurodollar Loans.

Section 2.02. Loans and Borrowings. (a) Each Loan to the Borrower shall be made as part of a Borrowing consisting of Loans under the same Facility and of the same Type and in the same currency made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility (or, in the case of Swingline Loans, ratably in accordance with their respective Swingline Commitments); provided, however, that Revolving Facility Loans shall be made by the Revolving Facility Lenders ratably in accordance with their respective Revolving Facility Percentages on the date such Loans are made hereunder. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurodollar Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e). At the time that each ABR Borrowing by the Borrower is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e). Each Swingline Borrowing by the Borrower shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type and under more than one Facility may be outstanding at the same time; provided that there shall not at any time be more than a total of (i) ten (10) Interest Periods in respect of Borrowings outstanding under the Revolving Facility and (ii) five (5) Interest Periods in respect of Borrowings outstanding under all other Facilities.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after, in the case of Revolving Loans, the Revolving Facility Maturity Date and, in the case of Incremental Term Loans, the applicable Incremental Facility Maturity Date.

Section 2.03. Requests for Borrowings. To request a Revolving Facility Borrowing and/or a Borrowing of Incremental Term Loans, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Borrowing consisting of Eurodollar Loans, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing or (ii) in the case of a Borrowing consisting of ABR Loans, not later than 12:00 noon, New York City time, one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly (but in any event on the same day) by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(a) whether the requested Borrowing is to be Revolving Facility Borrowing or a Borrowing of Incremental Term Loans;

(b) the aggregate amount of the requested Borrowing;

(c) the date of such Borrowing, which shall be a Business Day;

(d) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(e) in the case of a Borrowing consisting of a Eurodollar Loan, the initial Interest Period to be applicable thereto; and

(f) the location and number of the Borrower’s account to which funds are to be disbursed.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period in U.S. Dollars, in an aggregate principal amount at any time outstanding that will not result in (x) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment, (y) the outstanding Swingline Loans of such Swingline Lender exceeding such Swingline Lender’s Swingline Commitments or (z) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. All Swingline Loans shall be ABR Loans under this Agreement.

(b) To request a Swingline Borrowing, the Borrower shall notify the Swingline Lenders of such request by telephone (confirmed by a Swingline Borrowing Request by telecopy) not later than 11:00 a.m., New York City time on the day of the proposed Swingline Borrowing. Each such notice and Swingline Borrowing Request shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day), (ii) the amount of the requested Swingline Borrowing, (iii) the term of such Swingline Loan, and (iv) the location and number of the Borrower’s account to which funds are to be disbursed. Each Swingline Lender shall make each Swingline Loan to be made by it hereunder in accordance with Section 2.02(a) on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., New York City time, to the account of the Borrower (or, in the case of a Swingline Borrowing made to finance the reimbursement of a Revolving L/C Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).

(c) A Swingline Lender may by written notice given to the Administrative Agent (and to the other Swingline Lenders) not later than 10:00 a.m., New York City time on any Business Day, require the Revolving Facility Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by it. Such notice shall specify the aggregate amount of such Swingline Loans in which the Revolving Facility Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each such Lender, specifying in such notice such Lender’s Revolving Facility Percentage of such Swingline Loan or Loans. Each Revolving Facility Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent for the account of the applicable Swingline Lender, such Revolving Facility Lender’s Revolving Facility Percentage of such Swingline Loan or Loans. Each Revolving Facility Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Facility Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Facility Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Facility Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments by the Borrower in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or any other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be remitted promptly to the Administrative Agent; any such amounts received by the Administrative Agent shall be remitted promptly by the Administrative Agent to the Revolving Facility Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

Section 2.05. Revolving Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Revolving Letters of Credit denominated in U.S. Dollars for its own account or on behalf of any other Loan Party in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period and prior to the date that is five (5) Business Days prior to the Revolving Facility Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Revolving Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Revolving Letter of Credit (or the amendment, renewal (other than an automatic renewal in accordance with paragraph (c) of this Section) or extension of an outstanding Revolving Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent two (2) Business Days in advance of the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Revolving Letter of Credit, or identifying the Revolving Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Revolving Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Revolving Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to issue, amend, renew or extend such Revolving Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Revolving Letter of Credit. A Revolving Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Revolving Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments and (ii) the aggregate available amount of all Revolving Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Revolving L/C Commitment.

(c) Expiration Date. Each Revolving Letter of Credit shall expire at or prior to the close of business on the earlier of (A) unless the applicable Issuing Bank agrees to a later expiration date, the date one (1) year after the date of the issuance of such Revolving Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided that any Revolving Letter of Credit with a one-year tenor may provide for the automatic renewal thereof for additional one-year periods (which, in no event, shall extend beyond the date referred to in clause (B) of this paragraph (c)). Notwithstanding the foregoing, the Borrower may request the issuance of one or more Revolving Letters of Credit that expire at or prior to the close of business on the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided that the Revolving L/C Exposure in respect of Revolving Letters of Credit issued pursuant to this sentence shall not exceed U.S.$10.0 million.

(d) Participations. By the issuance of a Revolving Letter of Credit (or an amendment to a Revolving Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Facility Lenders, such Issuing Bank hereby grants to each Revolving Facility Lender, and each Revolving Facility Lender hereby acquires from such Issuing Bank, a participation in such Revolving Letter of Credit equal to such Revolving Facility Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Revolving Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Facility Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent in U.S. Dollars such Revolving Facility Lender’s Revolving Facility Percentage of each Revolving L/C Disbursement made by such Issuing Bank not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Facility Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Revolving Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Revolving Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the applicable Issuing Bank shall make any Revolving L/C Disbursement in respect of a Revolving Letter of Credit, the Borrower shall reimburse such Revolving L/C Disbursement by paying to the Administrative Agent an amount equal to such Revolving L/C Disbursement in U.S. Dollars, not later than 3:00 p.m., New York City time, on the Business Day immediately following the date the Borrower receives notice under paragraph (g) of this Section of such Revolving L/C Disbursement; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Loan, a Eurodollar Loan or a Swingline Borrowing in an equivalent amount, and, in each case to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Loan or Borrowing, as applicable; provided that in the case of any Eurodollar Loan, such request must be made three Business Days prior to such refinancing in accordance with Section 2.03. If the Borrower fails to reimburse any Revolving L/C Disbursement when due, then the Administrative Agent shall promptly notify the applicable Issuing Bank and each other Revolving Facility Lender of the applicable Revolving L/C Disbursement, the payment then due from the Borrower and, in the case of a Revolving Facility Lender, such Lender’s Revolving Facility Percentage thereof. Promptly following receipt of such notice, each Revolving Facility Lender shall pay to the Administrative Agent in U.S. Dollars its Revolving Facility Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank in U.S. Dollars the amounts so received by it from the Revolving Facility Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Facility Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Facility Lender pursuant to this paragraph to reimburse an Issuing Bank for any Revolving L/C Disbursement (other than the funding of an ABR Loan, a Eurodollar Loan, or a Swingline Borrowing as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such Revolving L/C Disbursement.

(f) Obligations Absolute. The obligation of the Borrower to reimburse Revolving L/C Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Revolving Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Revolving Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Revolving Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Revolving Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder; provided that, in each case, payment by the Issuing Bank shall not have constituted gross negligence or willful misconduct. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Revolving Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Revolving Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are determined by a court having jurisdiction to have been caused by (A) such Issuing Bank’s failure to exercise reasonable care when determining whether drafts and other documents presented under a Revolving Letter of Credit comply with the terms thereof or (B) such Issuing Bank’s refusal to issue a Revolving Letter of Credit in accordance with the terms of this Agreement. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank, such Issuing Bank shall be deemed to have exercised reasonable care in each such determination and each refusal to issue a Revolving Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Revolving Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Revolving Letter of Credit.

(g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Revolving Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make a Revolving L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Facility Lenders with respect to any such Revolving L/C Disbursement.

(h) Interim Interest. If an Issuing Bank shall make any Revolving L/C Disbursement, then, unless the Borrower shall reimburse such Revolving L/C Disbursement in full on the date such Revolving L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Revolving L/C Disbursement is made to but excluding the date that the Borrower reimburses such Revolving L/C Disbursement, at the rate per annum equal to the rate per annum then applicable to ABR Loans; provided that, if such Revolving L/C Disbursement is not reimbursed by the Borrower when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Facility Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Facility Lender to the extent of such payment.

(i) Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Revolving Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of such Issuing Bank under this Agreement with respect to Revolving Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Revolving Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 7.01(h) or 7.01(i), as provided in the following proviso or (ii) in the case of any other Event of Default, on the third Business Day following the date on which the Borrower receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash in U.S. Dollars equal to the Revolving L/C Exposure in respect of the Borrower as of such date plus any accrued and unpaid interest thereon; provided that, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Section 7.01, the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable in U.S. Dollars, without demand or other notice of any kind. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit pursuant to this paragraph or pursuant to Section 2.11(b) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall control, including the exclusive right of withdrawal, such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (A) for so long as an Event of Default shall be continuing, the Administrative Agent and (B) at any other time, the Borrower, in each case, in term deposits constituting Permitted Investments and at the risk and expense of the Borrower, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for Revolving L/C Disbursements for which such Issuing Bank has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the Revolving L/C Reimbursement Obligations of the Borrower for the Revolving L/C Exposure at such time or, if the maturity of the Loans to the Borrower has been accelerated (but subject to the consent of Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount together with interest thereon (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Event of Default shall have occurred and be continuing.

(k) Additional Issuing Banks. From time to time, the Borrower may by notice to the Administrative Agent designate up to four Lenders that agree (in their sole discretion) to act in such capacity and are reasonably satisfactory to the Administrative Agent as Issuing Banks. Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Bank hereunder for all purposes.

(l) Reporting. Each Issuing Bank shall (i) provide to the Administrative Agent copies of any notice received from the Borrower pursuant to Section 2.05(b) no later than the next Business Day after receipt thereof, (ii) provide the Administrative Agent with a copy of the Revolving Letter of Credit, or the amendment, renewal or extension of the Revolving Letter of Credit, as applicable, on the Business Day on which such Issuing Bank issues, amends, renews or extends any Revolving Letter of Credit, (iii) on each Business Day on which such Issuing Bank makes any Revolving L/C

Disbursement, advise the Administrative Agent of the date of such Revolving L/C Disbursement and the amount of such Revolving L/C Disbursement and (iv) on any other Business Day, furnish the Administrative Agent with such other information as the Administrative Agent shall reasonably request. If requested by any Lender, the Administrative Agent shall provide copies to such Lender of the documents referred to in clause (ii) of the preceding sentence.

Section 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it to the Borrower hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (or, in the case of Incremental Term Loans, such other time as shall be agreed to by the Incremental Term Lenders), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to such account of the Borrower as is designated by the Borrower in the Borrowing Request; provided that ABR Loans and Swingline Borrowings made to finance the reimbursement of a Revolving L/C Disbursement and reimbursements as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b) Unless the Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly (but in any event on the same day) by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election.

If any such Interest Election Request made by the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to one of its Eurodollar Borrowings prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, the Borrower shall be deemed to have converted such Borrowing to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders (unless such Event of Default is an Event of Default under Section 7.01(h) or (i), in which case no such request shall be required), so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Facility Commitments shall terminate on the Revolving Facility Maturity Date.

(b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Facility Commitments; provided that (i) each reduction of the Revolving Facility Commitments shall be in an amount that is an integral multiple of U.S.$500,000 and not less than U.S.$2.0 million (or, if less, the remaining amount of the Revolving Facility Commitments), and (ii) the Borrower shall not terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans by the Borrower in accordance with Section 2.11, the Revolving Facility Credit Exposure would exceed the total Revolving Facility Commitments.

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Facility Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Facility Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Facility Commitments shall be permanent. Each reduction of the Revolving Facility Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Facility Commitments.

Section 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan on the Revolving Facility Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Facility Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least seven Business Days after such Swingline Loan is made; provided that on each date that a Revolving Facility Borrowing (other than a Borrowing that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e)) is made, the Borrower shall repay all Swingline Loans then outstanding.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility and the Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder, and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans made in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including, to the extent requested by any assignee, after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.10. Repayment of Loans. (a) To the extent not previously paid, all Revolving Facility Loans shall be due and payable on the Revolving Facility Maturity Date, and all Incremental Loans shall be due and payable as and when set forth in the joinder agreement with respect thereto and, to the extent not previously paid, all Incremental Term Loans shall be due and payable on the Incremental Maturity Date applicable to such Incremental Term Loans.

(b) (x) All Net Proceeds pursuant to Section 2.11(c) shall be applied (i) first, ratably among the Incremental Term Lenders, in each case to prepay Incremental Term Loans in direct order of maturity to all amortization payments in respect of the Incremental Term Loans due in the immediately succeeding 24 month period from the date of such prepayment, and if any such Net Proceeds remain after such payment, then on a pro rata basis to the remaining amortization payments in respect of the Incremental Term Loans, (ii) second, if any excess Net Proceeds remain after prepaying all Incremental Term Loans then outstanding, applied ratably among the Swingline Lenders to prepay any outstanding Swingline Loans, and (iii) third, if any excess remains after prepaying all Swingline Loans then outstanding, applied ratably among the Revolving Lenders to prepay any Revolving Facility Loans then outstanding and (y) any optional prepayments of the Revolving Facility Loans or the Incremental Term Loans pursuant to Section 2.11(a) shall be applied ratably among the relevant Lenders under the Revolving Facility Loans or the Incremental Term Loans, as applicable, as directed by the Borrower.

(c) Prior to any repayment of any Borrowing, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., New York City time, (i) in the case of an ABR Borrowing, one Business Day before the scheduled date of such repayment and (ii) in the case of a Eurodollar Borrowing, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing (x) in the case of the Revolving Facility, shall be applied to the Revolving Facility Loans included in the repaid Borrowing such that each Revolving Facility Lender receives its ratable share of such repayment (based upon the respective Revolving Facility Credit Exposures of the Revolving Facility Lenders at the time of such repayment) and (y) in all other cases, shall be applied ratably to the Loans included in the repaid Borrowing. Notwithstanding anything to the contrary in the immediately preceding sentence, prior to any repayment of a Swingline Borrowing hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 1:00 p.m., New York City time, on the scheduled date of such repayment.

Section 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay Revolving Facility Loans in whole or in part, without premium or penalty (but subject to Section 2.16), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in the form of Exhibit B hereto provided in accordance with Section 2.10(c). The Borrower shall have the right to prepay Incremental Term Loans as set forth in the applicable joinder agreement in respect of such Incremental Term Loans.

(b) If on any date, the Administrative Agent notifies the Borrower that the Revolving Facility Credit Exposure exceeds the aggregate Revolving Facility Commitments of the Lenders on such date, the Borrower shall, as soon as practicable and in any event within two Business Days following such date, prepay the outstanding principal amount of any Revolving Facility Loans (and, to the extent after giving effect to such prepayment, the Revolving Facility Credit Exposure still exceeds the aggregate Revolving Facility Commitments of the Lenders, deposit cash collateral in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent) pursuant to Section 2.05(j)) such that the aggregate amount so prepaid by the Borrower and cash collateral so deposited in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the

Administrative Agent) pursuant to Section 2.05(j)) shall be sufficient to reduce such sum to an amount not to exceed the aggregate Revolving Facility Commitments of the Lenders on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Facility Loans prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.11(b) to the Borrower and the Lenders.

(c) The Borrower shall apply all Net Proceeds received by it or its Subsidiaries upon (and in any event within three Business Days of) receipt thereof to prepay any Incremental Term Loans and/or Revolving Facility Borrowings in accordance with paragraphs (b) and (c) of Section 2.10.

(d) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Loans required to be made by the Borrower pursuant to paragraph (c) of this Section 2.11 at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment.

(e) In the event of any termination of all the Revolving Facility Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Facility Loans and all its outstanding Swingline Loans and terminate all its outstanding Revolving Letters of Credit and/or cash collateralize such Revolving Letters of Credit in accordance with Section 2.05(j). If as a result of any partial reduction of the Revolving Facility Commitments, the aggregate Revolving Facility Exposure would exceed the aggregate Revolving Facility Commitments of all Revolving Facility Lenders after giving effect thereto, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Facility Loans or Swingline Loans (or a combination thereof) and/or cash collateralize Revolving Letters of Credit in an amount sufficient to eliminate such excess.

Section 2.12. Fees. (a) The Borrower agrees to pay to each Lender, without duplication of any other amounts paid to such Lender (other than any Defaulting Lender), through the Administrative Agent, three Business Days after the last day of March, June, September and December in each year, and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) on the daily amount of the Available Unused Commitment of such Lender during the preceding quarter up until the last day of such quarter (or other period commencing with the Restatement Date (or the last date on which such fee was paid) and ending with the last day of such quarter or the Revolving Facility Maturity Date or the date on which the last of the Commitments of such Lender shall be terminated, as applicable) at the Applicable Rate.

All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calculating any Lender’s Commitment Fee, the outstanding Swingline Loans during the period for which such Lender’s Commitment Fee is calculated shall be deemed to be zero. The Commitment Fee due to each Lender shall begin to accrue on the Restatement Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.

(b) The Borrower from time to time agrees to pay to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, three Business Days after the last day of March, June, September and December of each year and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fee (a “Revolving L/C Participation Fee”) on such Lender’s Revolving Facility Percentage of the daily aggregate Revolving

L/C Exposure (excluding the portion thereof attributable to unreimbursed Revolving L/C Disbursements), during the preceding quarter (or shorter period commencing with the Restatement Date (or the last date on which such fee was paid) and ending with the last day of such quarter or the Revolving Facility Maturity Date or the date on which the Revolving Facility Commitments shall be terminated, as applicable) at the rate per annum equal to the Applicable Rate for Eurodollar Revolving Facility Borrowings effective for each day in such period.

(c) The Borrower from time to time agrees to pay to each Issuing Bank, for its own account, (x) on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Facility Commitments of all the Lenders shall terminate as provided herein, a fronting fee in an amount equal to 0.25% per annum of the daily average stated amount of such Revolving Letter of Credit, in respect of each Revolving Letter of Credit issued by such Issuing Bank for the period from and including the date of issuance of such Revolving Letter of Credit to and including the termination of such Revolving Letter of Credit, plus (y) in connection with the issuance, amendment or transfer of any such Revolving Letter of Credit or any Revolving L/C Disbursement thereunder, such Issuing Bank’s customary documentary and processing charges (collectively, “Issuing Bank Fees”). All Revolving L/C Participation Fees and Issuing Bank Fees that are payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(d) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the administrative fee set forth in the fourth paragraph of Section 3 of the Engagement Letter at the times specified therein or such other administrative fee as agreed between the Borrower and the Administrative Agent in writing (such fees, the “Administrative Agent Fees”) and to pay all other fees due and payable under Section 3 of the Engagement Letter.

(e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Issuing Bank Fees shall be paid directly to the applicable Issuing Banks. Once paid, none of the Fees shall be refundable under any circumstances.

Section 2.13. Interest. (a) The Borrower shall pay interest on the unpaid principal amount of each ABR Loan (including each Swingline Loan) at the Alternate Base Rate plus the Applicable Rate.

(b) The Borrower shall pay interest on the unpaid principal amount of each Eurodollar Loan at the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, the Borrower shall pay interest on such overdue amount, after as well as before judgment, at a rate per annum equal to (x) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (y) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans with respect to the Revolving Facility in paragraph (a) of this Section; provided that this paragraph (c) shall not apply to any Default or Event of Default that has been waived by the Lenders pursuant to Section 9.08.

(d) Accrued interest on each Loan shall be payable by the Borrower in arrears on each Interest Payment Date for such Loan, and in the case of (i) Revolving Facility Loans, upon termination of the Revolving Facility Commitments and (ii) Incremental Term Loans, on the applicable

Incremental Maturity Date; provided that (x) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (y) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (z) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All computations of interest shall be made by the Administrative Agent taking into account the actual number of days occurring in the period for which such interest is payable pursuant to this Section, and (i) if based on the Alternate Base Rate (if based on the Prime Rate), a year of 365 days or 366 days, as the case may be; or (ii) otherwise, on the basis of a year of 360 days.

Section 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Required Lenders or the Majority Lenders under the Revolving Facility or any Facility of Incremental Term Loans that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give written notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing or shall be made as a Borrowing bearing interest at such rate as the Required Lenders or the Majority Lenders under the Revolving Facility or any Facility of Incremental Term Loans shall agree adequately reflects the costs to the Revolving Facility Lenders of making the Loans comprising such Borrowing.

Section 2.15. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, FDIC insurance or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurodollar Rate) or Issuing Bank; or

(ii) impose on any Lender or Issuing Bank or the London interbank market any tax, costs, expenses or other condition affecting this Agreement or Loans made by such Lender or any Revolving Letter of Credit or participation therein (including a condition similar to the events described in clause (i) above in the form of a tax, cost or expense) (except in each case (A) for Indemnified Taxes indemnified pursuant to Section 2.17 and Excluded Taxes and (B) for changes in the rate of tax on the overall rate of net income of such Lender);

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) to the Borrower or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Revolving Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) (except in each case (A) for Indemnified Taxes indemnified pursuant to Section 2.17 and Excluded Taxes and (B) for changes in the rate of tax on the overall rate of net income of such Lender), then the Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered in connection therewith (but only to the extent the applicable Lender is imposing such charges or additional amounts on other similarly situated borrowers under credit facilities comparable to the Facilities).

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or any of the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank or as a consequence of the Commitments to make any of the foregoing, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered in connection therewith (but only to the extent the applicable Lender is imposing such charges or additional amounts on other similarly situated borrowers under credit facilities comparable to the Facilities).

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as applicable, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender or any Issuing Bank has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender or Issuing Bank shall notify the Borrower thereof. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each

Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Eurodollar Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a Eurodollar Loan, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in U.S. Dollars of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Loan Party, the Administrative Agent or any other Person acting on behalf of the Administrative Agent in regards to payments hereunder shall be required to deduct Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable by the Loan Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender, or Issuing Bank, as applicable, receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes and Other Taxes been made, (ii) such Loan Party, if required to deduct any such Taxes, shall make such deductions and (iii) such Loan Party, if required to deduct any such Taxes, shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, each Loan Party shall pay any Other Taxes payable on account of any obligation of such Loan Party and upon the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents, to the relevant Governmental Authority in accordance with applicable law.

(c) Each Loan Party shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (other than Indemnified Taxes or Other Taxes resulting from gross negligence or willful misconduct of the Administrative Agent, such Lender or such Issuing Bank) without duplication of any amounts indemnified under Section 2.17(a)) paid by the Administrative Agent or such Lender or Issuing Bank, as applicable, on or with respect to any payment by or on account of any obligation of such Loan Party under, or otherwise with respect to, any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that a certificate as to the amount of such payment or liability and setting forth in reasonable detail the basis and calculation for such payment or liability delivered to such Loan Party by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error of the Lender, the Issuing Bank or the Administrative Agent, as applicable.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Lender or Issuing Bank that is not a “United States Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent two copies of U.S. Internal Revenue Service Form W-8BEN (claiming the benefits of an applicable income tax treaty), W-8EXP, W-8IMY (together with any required attachments) or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit H and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender (with any other required forms attached) claiming complete exemption from or a reduced rate of U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Each Lender or Issuing Bank that is not a Non-U.S. Lender shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent two copies of U.S. Internal Revenue Service Form W-9, properly completed and duly executed by such Lender or Issuing Bank, claiming complete exemption (or otherwise establishing an exemption) from U.S. backup withholding on all payments under this Agreement and the other Loan Documents. Such forms shall be delivered by each Lender or Issuing Bank, to the extent it may lawfully do so, on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Lender or Issuing Bank, to the extent it may lawfully do so, shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender or Issuing Bank. Each Lender or Issuing Bank shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower or the Administrative Agent (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Without limiting the foregoing, any Lender or Issuing Bank that is entitled to an exemption from or reduction of withholding Tax otherwise indemnified against by a Loan Party pursuant to this Section 2.17 with respect to payments under any Loan Document shall deliver to the Borrower or the relevant Governmental Authority (with a copy to the Administrative Agent), to the extent such Lender or Issuing Bank is legally entitled to do so, at the time or times prescribed by applicable law such properly completed and executed documentation prescribed by applicable law as may reasonably be requested by the Borrower or the Administrative Agent to permit such payments to be made without such withholding tax or at a reduced rate; provided that in such Lender’s or Issuing Bank’s judgment such completion, execution or submission would not materially prejudice such Lender or Issuing Bank.

(f) If the Administrative Agent, Lender or Issuing Bank determines, in good faith and in its sole discretion, that it has received a refund of Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, Lender or Issuing Bank (including any Taxes imposed with respect to such refund) as is determined by the Administrative Agent, Lender or Issuing Bank in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent, Lender or Issuing Bank, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, Lender or Issuing Bank in the event such

Administrative Agent, Lender or Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, Lender or Issuing Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Loan Parties or any other Person.

(g) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of Revolving L/C Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the applicable Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of (i) principal or interest in respect of any Loan or (ii) Revolving L/C Reimbursement Obligations shall in each case be made in U.S. Dollars. All payments of other amounts due hereunder or under any other Loan Document shall be made in U.S. Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b) If at any time insufficient funds are received by and available to the Administrative Agent from the Borrower to pay fully all amounts of principal, unreimbursed Revolving L/C Disbursements, interest and fees then due from the Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed Revolving L/C Disbursements then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed Revolving L/C Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim, through the application of any proceeds of Collateral or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Facility Loans or Incremental Term Loans or participations in Revolving L/C Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Revolving L/C Disbursements to any assignee or participant, other than to the Borrower or any Loan Party (as to which the provisions of this paragraph (c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment by the Borrower is due to the Administrative Agent for the account of the Lenders or the applicable Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as applicable, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as applicable, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment

(i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or is a Defaulting Lender, then such Loan Party may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Loan Party shall have received the prior written consent of the Administrative Agent and, solely in the case of an assignment of Revolving Facility Commitments and/or Revolving Facility Loans, each Issuing Bank and each Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Revolving L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Loan Party (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. Nothing in this Section 2.19 shall be deemed to prejudice any rights that any Loan Party may have against any Lender that is a Defaulting Lender.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then provided no Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent and, solely in the case of an assignment of Revolving Facility Commitments and/or Revolving Facility Loans, each Issuing Bank and each Swingline Lender, provided that: (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04. Each Lender agrees that if the Borrower exercises its option hereunder to cause an assignment by such Lender as a Non-Consenting Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 9.04. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within three Business Days after receipt of such notice, each Lender hereby authorizes and directs Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 9.04 on behalf of a Non-Consenting Lender and any such documentation so executed by Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 9.04.

Section 2.20. Increase in Revolving Facility Commitments; Incremental Term Loan Commitments. (a) Incremental Commitments. At any time following the earlier of (x) completion of the syndication of the Revolving Loan Facility (as reasonably determined by the Administrative Agent) and (y) 90 days after the Restatement Date and prior to the Revolving Facility Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request an increase to the existing Revolving Facility Commitments (any such increase, the “Incremental Revolving Facility Commitments”) and/or may request that commitments be made in respect of term loans (the “Incremental Term Facility Commitments” and together with the Incremental Revolving Facility Commitments, if any, the “Incremental Commitments”), in an aggregate principal amount, collectively, not to exceed the greatest of (x) U.S.$100.0 million, (y) U.S.$150.0 million if on a Pro Forma Basis, after giving effect to the incurrence of such Incremental Term Loans or such Incremental Revolving Facility Commitments, the First Lien Leverage Ratio would not exceed 3.50 to 1.00 and (z) from and after the date that CMM has become a “Subsidiary” and a “Loan Party” in accordance with Section 5.10(e), an unlimited amount if on a Pro Forma Basis, after giving effect to the incurrence of such Incremental Term Loans or such Incremental Revolving Facility Commitments, the First Lien Leverage Ratio would not exceed 4.00 to 1.00, or, in each case, a lesser amount in integral multiples of U.S.$5.0 million. Such notice shall specify the date (an “Increased Amount Date”) on which the Borrower proposes that the Incremental Commitments, and in the case of Incremental Term Facility Commitments, the date the Incremental Term Loans, shall be made available, which shall be a date not less than 5 Business Days (or such lesser number of days as may be agreed to by the Administrative Agent in its sole discretion) after the date on which such notice is delivered to the Administrative Agent. The Borrower shall notify the Administrative Agent in writing of the identity of each Revolving Facility Lender or other financial institution (which in any event shall not be the Borrower or an Affiliate of the Borrower) reasonably acceptable to the Administrative Agent, and in the case of any Person committing to any Incremental Revolving Facility Commitment, reasonably acceptable to the Issuing Banks and the Swingline Lenders (each, an “Incremental Revolving Facility Lender,” an “Incremental Term Lender”, or generally, an “Incremental Lender”, as applicable) to whom the Incremental Commitments have been (in accordance with the prior sentence) allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide an Incremental Commitment. Such Incremental Commitments shall become effective as of such Increased Amount Date, and in the case of Incremental Term Facility Commitments, such new Loans in respect thereof (“Incremental Term Loans”) shall be made on such Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Incremental Commitments and Incremental Term Loans; (ii) the representations and warranties contained in Article III and the other Loan Documents shall be true and correct in all material respects on and as of the Increased Amount Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; (iii) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such Incremental Commitments and Incremental Term Loans, with the Financial Performance Covenants recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries; (iv) such increase in the Incremental Commitments shall be evidenced by one or more joinder agreements executed and delivered to Administrative Agent by each Incremental Lender, as applicable, and each shall be recorded in the register, each of which shall be reasonably satisfactory to the Administrative Agent and subject to the requirements set forth in Section 2.17(e); (v) the Borrower shall make any payments required pursuant to Section 2.16 in connection with the provisions of the Incremental Commitments; (vi) the Borrower and its Affiliates shall not be permitted to commit to or participate in any Incremental Commitments or make any Incremental Term Loans and (vii) if the Applicable Rate for any Incremental Term Loan exceeds the then applicable Applicable Rate for the Revolving Facility by more than 50 basis points (the excess of (A) such Applicable Rate for the Incremental Term Loans over (B) the Applicable Rate for the Revolving

Facility plus 50 basis points being the relevant “Margin Differential”), then each Applicable Rate for the Revolving Facility for each adversely affected existing Revolving Facility Commitment shall automatically be increased by the Margin Differential effective upon the making of the Incremental Term Loan. Each of the parties hereto hereby agrees that, upon the effectiveness of any joinder agreements in connection with any Incremental Commitments as described in the preceding sentence, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitments and the Incremental Term Loans evidenced thereby, and the Administrative Agent and the Borrower may revise this Agreement to evidence such amendments without the consent of any Lender.

(b) On any Increased Amount Date on which Incremental Revolving Facility Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Revolving Facility Lenders shall assign to each of the Incremental Revolving Facility Lenders, and each of the Incremental Revolving Facility Lenders shall purchase from each of the existing Revolving Facility Lenders, at the principal amount thereof, such interests in the outstanding Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans outstanding on such Increased Amount Date that will result in, after giving effect to all such assignments and purchases, such Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans being held by existing Revolving Facility Lenders and Incremental Revolving Facility Lenders ratably in accordance with their Revolving Facility Commitments after giving effect to the addition of such Incremental Revolving Facility Commitments to the Revolving Facility Commitments, (ii) each Incremental Revolving Facility Commitment shall be deemed for all purposes a Revolving Facility Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Facility Loan and have the same terms as any existing Revolving Facility Loan and (iii) each Incremental Revolving Facility Lender shall become a Lender with respect to the Revolving Facility Commitments and all matters relating thereto.

(c) Subject to the satisfaction of the foregoing terms and conditions, any loans made in respect of any Incremental Term Loan Commitment shall be made as a new tranche of term loans (an “Additional Term Loan Tranche”) or as part of an existing Additional Term Loan Tranche previously incurred pursuant to this Section 2.20; provided that (x) any Additional Term Loan Tranche shall not mature prior to the Revolving Facility Maturity Date and the Additional Term Loan Tranche shall include such scheduled amortization provisions as determined by the Borrower and the Incremental Term Lenders committing to such Additional Term Loan Tranche, (y) the interest rates applicable to such Additional Term Loan Tranche shall be determined by the Borrower and the Incremental Term Lenders and (z) the Additional Term Loan Tranche shall be on terms and pursuant to documentation to be determined by the Borrower and the Incremental Term Lenders, provided that to the extent such terms and documentation are not consistent with the Revolving Facility, except to the extent provided by sub-clauses (x) and (y) above and except to the extent necessary to reflect inherent differences between term loan facilities and revolving credit facilities, they shall be reasonably satisfactory to the Administrative Agent.

(d) All Incremental Term Loans made on any Increased Amount Date will be made in accordance with the procedures set forth in Section 2.03.

(e) The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower’s notice of an Increased Amount Date and, in respect thereof, the Incremental Commitments and the Incremental Lenders.

(f) As a condition precedent to the Borrower’s incurrence of additional Indebtedness pursuant to this Section 2.20, (i) the Borrower shall, and shall cause each Loan Party to, enter into, and deliver to the Administrative Agent and the Collateral Agent, reaffirmations of the guarantees and the security interests and Liens granted by the Loan Parties under the Collateral Documents in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent and (ii) with respect to any Mortgaged Property, the Borrower shall, and shall cause each Loan Party to, enter into, and deliver to the Administrative Agent and the Collateral Agent, upon the reasonable request of the Administrative Agent and/or the Collateral Agent (x) mortgage modifications or new Mortgages with respect to any Mortgaged Property in each case in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent and (y) all other items reasonably requested by the Collateral Agent that are reasonably necessary to maintain the continuing perfection or priority of the Lien of the Mortgages as security for such Obligations.

Section 2.21. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Restatement Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurodollar Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurodollar Loans or to convert ABR Borrowings to Eurodollar Borrowings, as the case may be, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), convert all such Eurodollar Borrowings of such Lender to ABR Borrowings on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 2.22. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitments of such Defaulting Lender pursuant to Section 2.12(a);

(b) the aggregate principal amount of Loans, Revolving L/C Exposures, Swingline Exposures and Available Unused Commitment of such Defaulting Lender shall not be included in determining whether all Lenders, Required Lenders, Majority Lenders or affected Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.08); provided that (i) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender, (ii) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (iii) any amendment that reduces the principal amount of, or rate of interest on, any Loan made by such Defaulting Lender, shall require the consent of such Defaulting Lender;

(c) if any Swingline Exposure or Revolving L/C Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Swingline Exposure or Revolving L/C Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages but only to the extent (x) such reallocation does not cause the aggregate Revolving Facility Credit Exposure of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving Facility Commitment and (y) the conditions set forth in Section 4.01 are satisfied at such time; and

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within five Business Days following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s Revolving L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such Revolving L/C Exposure is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s Revolving L/C Exposure pursuant to Section 2.22(c)(ii)(y), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12 with respect to such Defaulting Lender’s Revolving L/C Exposure during the period such Defaulting Lender’s Revolving L/C Exposure is cash collateralized;

(iv) if the Swingline Exposure or Revolving L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.22(c)(i), then the fees payable to the Lenders pursuant to Section 2.12 shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Facility Percentage; and

(v) if any Defaulting Lender’s Revolving L/C Exposure is neither cash collateralized nor reallocated pursuant to Section 2.22(c)(i) or (ii), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving L/C Commitment that was utilized by such Revolving L/C Exposure) and all Revolving L/C Participation Fees payable under Section 2.12(b) with respect to such Defaulting Lender’s Revolving L/C Exposure shall be payable to the applicable Issuing Bank until such Revolving L/C exposure is cash collateralized and / or reallocated;

(d) so long as any Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Revolving Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Facility Commitments of the non-Defaulting Lenders or cash collateral will be provided by the Borrower in accordance with Section 2.22(c), and participating interests in any such newly issued or increased Revolving Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.22(c)(i) (and Defaulting Lenders shall not participate therein); and

(e) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender shall be applied at such time or times as may be determined by the Administrative Agent as follows: (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender, (iii) third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, (iv) fourth, if so determined by the Administrative Agent or requested by an Issuing Bank or Swingline Lender, held in such account as cash collateral for future funding obligations of the Defaulting Lender in respect of any existing or future participating interest in any Swingline Loan or Revolving Letter of Credit, (v) fifth, to the payment of any amounts owing to the Lenders or an Issuing

Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or such Issuing Bank or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, (vi) sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement and (vii) seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, provided, with respect to this clause (vii), that if such payment is (x) a prepayment of the principal amount of any Loans in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 2.11 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to Section 2.05(j) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(f) In the event that the Administrative Agent, the Borrower, each Issuing Bank and each Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and Revolving L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Facility Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Facility Percentage.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to each of the Lenders with respect to itself and each of its Relevant Subsidiaries, and the Subsidiaries to the extent applicable, that:

Section 3.01. Organization; Powers. The Borrower and each of its Relevant Subsidiaries (a) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization except for such failure to be in good standing which could not reasonably be expected to have a Material Adverse Effect (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02. Authorization. The execution, delivery and performance by the Borrower and each of its Relevant Subsidiaries of each of the Loan Documents to which it is a party, and the borrowings hereunder and the Transactions (a) have been duly authorized by all necessary corporate, stockholder, limited liability company or partnership action required to be obtained by the Borrower and such Relevant Subsidiaries and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any such Relevant Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, lease, agreement or other instrument to which the Borrower or any such Relevant Subsidiary is a party or by which any of them or any of their respective property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this clause (b), could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any such Relevant Subsidiary, other than the Liens permitted by Section 6.02.

Section 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

Section 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions except for (a) the filing of UCC financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office or, with respect to intellectual property which is the subject of registration or application for registration outside the United States, such applicable patent, trademark or copyright office or other intellectual property authority, (c) recordation of the Mortgages, (d) such consents, authorizations, filings or other actions that have either (i) been made or obtained and are in full force and effect or (ii) are listed on Schedule 3.04, and (iii) such actions, consents, approvals, registrations or filings, the failure to be obtained or made which could not reasonably be expected to have a Material Adverse Effect.

Section 3.05. Financial Statements. There has heretofore been furnished to the Lenders the following (and the following representations and warranties are made with respect thereto):

(a) The audited consolidated balance sheets as of December 31, 2009, December 31, 2010 and December 31, 2011 and the related audited consolidated statements of operations and retained earnings, comprehensive income and cash flows of the Borrower for the years ended December 31, 2009, December 31, 2010 and December 31, 2011, were prepared in accordance with GAAP applied not only during such periods but also as compared to the periods covered by the financial statements of the Borrower referred to in paragraph (b) of this Section 3.05 (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Borrower as of the dates thereof and its consolidated results of operations and cash flows for the period then ended.

(b) The unaudited interim consolidated balance sheet as of September 30, 2012, and the related statements of income, stockholders’ equity and cash flows of the Borrower for each completed fiscal quarter since the date of the most recent audited financial statements and ending 45 days prior to the Restatement Date were prepared in accordance with GAAP consistently applied not only during such periods but also as compared to the periods covered by the financial statements of the Borrower referred to in paragraph (a) of this Section 3.05 (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Borrower as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments).

Section 3.06. No Material Adverse Effect. Since December 31, 2011, there has been no event or occurrence which has resulted in or would reasonably be expected to result in, individually or in the aggregate, any Material Adverse Effect.

Section 3.07. Title to Properties; Possession Under Leases. (a) The Borrower and its Relevant Subsidiaries have good and valid record fee simple title to all Real Property, subject solely to Prior Liens and Permitted Encumbrances and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Borrower and its Relevant Subsidiaries have maintained, in all material respects and in accordance with normal industry practice, all of the machinery, equipment, vehicles, facilities and other tangible personal property now owned or leased by the Borrower and its Relevant Subsidiaries that is necessary to conduct their business as it is now conducted. All Mortgaged Properties are free and clear of Liens other than Prior Liens and Permitted Encumbrances.

(b) The Borrower and its Relevant Subsidiaries have complied with all obligations under all leases to which it is a party, except where the failure to comply could not have a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Relevant Subsidiaries enjoy peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) The Borrower and its Relevant Subsidiaries have good title to or valid leasehold interests (subject to Permitted Encumbrances) in all real property set forth on Schedule 3.17, except as could not reasonably be expected to have a Material Adverse Effect.

(d) The Borrower and its Relevant Subsidiaries own or possess, or have the right to use or could obtain ownership or possession of or a right to use, on terms not materially adverse to it, all patents, trademarks, service marks, trade names and copyrights necessary for the present conduct of their business, without any known conflict with the rights of others, and free from any burdensome restrictions, except where such conflicts and restrictions could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) As of the Restatement Date, neither the Borrower nor any of its Relevant Subsidiaries has received any notice of any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Restatement Date, except as set forth on Schedule 3.07(e).

(f) Neither the Borrower nor any of its Relevant Subsidiaries is obligated on the Restatement Date under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05.

(g) Schedule 3.07(g) sets forth as of the Restatement Date the name and jurisdiction of incorporation, formation or organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by the Borrower or by any such Subsidiary, indicating the ownership thereof.

(h) As of the Restatement Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Equity Interests of the Borrower or any of its Relevant Subsidiaries, except as set forth on Schedule 3.07(h).

Section 3.08. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.08(a), there are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of the Borrower, threatened in writing against or affecting, the Borrower or any of its Relevant Subsidiaries or any business, property or rights of any such Person (i) as of the Restatement Date, that involve any Loan Document or the Transactions or (ii) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected, individually or in the aggregate, to materially adversely affect the Transactions. Neither the Borrower nor, to the knowledge of any of the Loan Parties, any of its Affiliates is in violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001) (the “U.S.A. PATRIOT Act”). None of the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, any director or officer of the Borrower or any of its Subsidiaries, is subject to any sanctions administered by OFAC. To the knowledge of the Borrower, no part of the proceeds of the Loans will be used, directly or indirectly, (i) to finance the activities of any Person subject to any sanctions administered by OFAC or (ii) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(b) (i) None of the Borrower, any Relevant Subsidiary or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any currently applicable law, rule or regulation (including, but not limited to any FERC laws and regulations, Public Utility Commission of Texas regulations, Railroad Commission of Texas regulations, zoning, building, ordinance, code or approval or any building permit), or any restriction of record or agreement affecting any Mortgaged Property or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) each of the Borrower and each Relevant Subsidiary holds all permits, licenses, registrations, certificates, approvals, consents, clearances and other authorizations from any Governmental Authority required under any currently applicable law, rule or regulation for the operation of its business as presently conducted, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) neither the Borrower nor any Relevant Subsidiary (A) is subject to regulation “as a natural-gas company” under the Natural Gas Act (“NGA”); or (B) is subject to regulation as a “public utility,” a “gas utility,” a “gas company” or other similar term under the laws of any state and (iv) none of the Lenders, the Agents and the Joint Lead Arrangers, solely by virtue of the execution, delivery and performance of this Agreement or the other Loan Documents, or consummation of the Transactions contemplated hereby and thereby, shall be or become: (A) a “public-utility company,” a “holding company,” an “affiliate” of a “holding company,” an “associate company” of a “holding company,” or a “subsidiary company” of a “holding company,” as each such term is defined in the Public Utility Holding Company Act of 2005 (“PUHCA”), or otherwise subject to regulation under PUHCA; (B) a “natural-gas company” or subject to regulation under the NGA; or (C) subject to regulation under the laws of any state with respect to public utilities.

Section 3.09. Federal Reserve Regulations. (a) Neither the Borrower nor any of its Relevant Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

(b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

Section 3.10. Investment Company Act. Neither the Borrower nor any of its Relevant Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 3.11. Use of Proceeds. The Borrower will use the proceeds of the Revolving Facility Loans and Swingline Loans, and may request the issuance of Revolving Letters of Credit, solely for general corporate purposes.

Section 3.12. Tax Returns. Except as set forth on Schedule 3.12, each of the Borrower and its Subsidiaries (i) has timely filed or caused to be timely filed all federal, state, local and non-U.S. Tax returns required to have been filed by it and each such Tax return is complete and accurate in all respects and (ii) has timely paid or caused to be timely paid all Taxes due and payable by it and all other Taxes or assessments, except in each case referred to in clauses (i) or (ii) above, (1) if the failure to comply would not cause a Material Adverse Effect or (2) if the Taxes or assessments are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which the Borrower or any of its Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP.

Section 3.13. No Material Misstatements. (a) All written information (other than the Projections, estimates and information of a general economic nature) (the “Information”) concerning the Borrower and its Subsidiaries, the Transaction and any other transactions contemplated hereby prepared by or on behalf of the Administrative Agent in connection with the Transaction or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Restatement Date, and did not contain any untrue statement of a material fact as of any such date or omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof, as of the date such Projections were furnished to the Lenders and as of the Restatement Date, and (ii) as of the Restatement Date, have not been modified in any material respect by the Borrower.

Section 3.14. Employee Benefit Plans. (a) Each Plan has been administered in compliance with the applicable provisions of ERISA and the Code (and the regulations and published interpretations thereunder) except for such noncompliance that could not reasonably be expected to have a Material Adverse Effect. As of the Restatement Date, the excess of the present value of all benefit liabilities under each Plan of the Borrower, and each Subsidiary of the Borrower and the ERISA Affiliates

(based on those assumptions used to fund such Plan), as of the last annual valuation date applicable thereto for which a valuation is available, over the value of the assets of such Plan could not reasonably be expected to have a Material Adverse Effect, and the excess of the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) as of the last annual valuation dates applicable thereto for which valuations are available, over the value of the assets of all such underfunded Plans could not reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events which have occurred or for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(b) Any foreign pension schemes sponsored or maintained by the Borrower and each of its Subsidiaries, if any, are maintained in accordance with the requirements of applicable foreign law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

Section 3.15. Environmental Matters. Except as set forth on Schedule 3.15 or for matters that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (i) no written notice, request for information, order, complaint, Environmental Claim or penalty has been received or incurred by the Borrower or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of any of the Loan Parties, threatened against the Borrower or any of its Subsidiaries which allege a violation of or liability under any Environmental Laws, in each case relating to the Borrower or any of its Subsidiaries, (ii) the Borrower and each of its Subsidiaries have obtained, and maintains in full force and effect, all permits, registrations and licenses to the extent necessary for the conduct of its businesses and operations as currently conducted, including for the construction of all pipelines and facilities, to comply with all applicable Environmental Laws and is, and has been, in compliance with the terms and conditions of such permits, registrations and licenses, and with all applicable Environmental Laws, (iii) neither the Borrower nor any of its Subsidiaries is conducting, funding or responsible for any investigation, remediation, remedial action or cleanup of any Release or threatened Release of Hazardous Materials, (iv) there has been no Release or threatened Release of Hazardous Materials at any property currently or, to the knowledge of any of the Loan Parties, formerly owned, operated or leased by the Borrower or any of its Subsidiaries that would reasonably be expected to give rise to any liability of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Claim against the Borrower or any of its Subsidiaries, and no Hazardous Material has been generated, owned or controlled by the Borrower or any of its Subsidiaries and transported for disposal to or Released at any location in a manner that would reasonably be expected to give rise to any liability of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Claim against the Borrower or any of its Subsidiaries, (v) neither the Borrower nor any of its Subsidiaries has entered into any agreement or contract to assume, guarantee or indemnify a third party for any Environmental Claims, and (vi) to the knowledge of any of the Loan Parties, there are not currently and there have not been any underground storage tanks owned or operated by the Borrower or any of its Subsidiaries or present or located on the Borrower’s or any such Subsidiary’s Real Property. The Borrower and each of its Subsidiaries have made available to the Administrative Agent prior to the date hereof all environmental audits, assessment reports and other material environmental documents in its possession or control with respect to the operations of, or any Real Property owned, operated or leased by, the Borrower and its Subsidiaries, other than such audits, assessment reports and other environmental documents not containing information that would reasonably be expected to result in any material Environmental Claims or liability to the Borrower and its Subsidiaries, taken as a whole. For purposes of Section 7.01(a), each of the representations and warranties contained in parts (i), (iv), and (vi) of this Section 3.15 that are qualified by the knowledge of the Borrower and its Subsidiaries shall be deemed not to be so qualified. Representations and warranties of the Borrower or any of its Subsidiaries with respect to environmental matters are limited to those in this Section 3.15 unless expressly stated.

Section 3.16. Mortgages. The Mortgages (or amendments to existing Mortgages) executed and delivered pursuant to clause (h) of the Collateral and Guarantee Requirement and Section 5.10 or otherwise shall be effective to create (or affirm) in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the UCC, the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Prior Liens and Permitted Encumbrances.

Section 3.17. Real Property. (a) Schedule 3.17 lists completely and correctly as of the Restatement Date each Real Property owned or leased by the Borrower and its Relevant Subsidiaries and the address or location thereof (or, in the alternative, the description of the underlying instruments by providing the name of the grantor, the name of the grantee, the instrument date and, to the extent available, the recording information), including the county and state in which such property is located.

(b) Subject to Prior Liens and Permitted Encumbrances, the Pipeline Systems are covered by fee deeds, rights of way, easements, leases, servitudes, permits, licenses, or other instruments (collectively, “rights of way”) in favor of the applicable Loan Parties, recorded or filed, as applicable and if and to the extent required in accordance with applicable law to be so recorded or filed, in the real property records of the county where the real property covered thereby is located or with the office of the applicable Railroad Commission or the applicable Department of Transportation, except where the failure of the Pipeline Systems to be so covered, or any such documentation to be so recorded or filed, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Subject to Prior Liens and Permitted Encumbrances and except to the extent the failure would not reasonably be expected to have a Material Adverse Effect, the rights of way granted to the Borrower or any other Loan Party that cover any Pipeline Systems establish a continuous right of way for such Pipeline Systems such that the applicable Loan Parties are able to construct, operate, and maintain the Pipeline Systems in, over, under, or across the land covered thereby in the same way that a prudent owner and operator would construct, operate, and maintain similar assets.

(c) Subject to Prior Liens and Permitted Encumbrances, the Processing Plants are covered by fee deeds, real property leases, or other instruments (collectively “deeds”) in favor of the Loan Parties, except to the extent the failure to be so covered would not reasonably be expected to have a Material Adverse Effect. Subject to Prior Liens and Permitted Encumbrances and except to the extent the failure would not reasonably be expected to have a Material Adverse Effect, the deeds do not contain any restrictions that would prevent the Loan Parties from constructing, operating and maintaining the Processing Plants in, over, under, and across the land covered thereby in the same way that a prudent owner and operator would construct, operate, and maintain similar assets.

(d) There is no (i) breach or event of default on the part of the Borrower or any other Loan Party with respect to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems, (ii) to the knowledge of any of the Loan Parties, breach or event of default on the part of any other party to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems, and (iii) event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of the Borrower or any other Loan Party with respect to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems or, to the knowledge of any of the Loan Parties, on the part of any other party thereto, in the case of clauses (i), (ii) and (iii) above, to the extent any such breach, default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The rights of way and deeds granted to the Borrower or any other Loan Party that cover any of the Processing Plants or Pipeline Systems (to the extent applicable) are in full force and effect in all material respects and are valid and enforceable against the applicable Loan Party party thereto in accordance with their terms (subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors’ rights generally and subject, as to enforceability to the effect of general principles of equity) and all rental and other payments due thereunder by the applicable Loan Parties have been duly paid in accordance with the terms of the deeds and rights of way (as such terms are defined in this Section 3.17) except, in each case, to the extent that a failure, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(e) The Pipeline Systems are located within the confines of the rights of way granted to the Borrower or any other Loan Party and do not encroach upon any adjoining property, except to the extent the failure to be so located or any such encroachment would not reasonably be expected to have a Material Adverse Effect. The Processing Plants are located within the boundaries of the property affected by the deeds, leases or other instruments to the Borrower or the other Loan Parties and do not encroach upon any adjoining property, except to the extent the failure to be so located or any such encroachment would not reasonably be expected to have a Material Adverse Effect. The buildings and improvements owned or leased by the Borrower and the other Loan Parties, and the operation and maintenance thereof, do not (i) contravene any applicable zoning or building law or ordinance or other administrative regulation or (ii) violate any applicable restrictive covenant or any Governmental Rule, except to the extent the contravention or violation of which would not reasonably be expected to have a Material Adverse Effect.

(f) The material properties used or to be used in the Loan Parties’ Midstream Activities are in good repair, working order, and condition, normal wear and tear excepted, except to the extent the failure would not reasonably be expected to have a Material Adverse Effect. Neither the properties of the Borrower nor of any of the other Loan Parties has been affected, since the Restatement Date, in any adverse manner as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Real Property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy that would reasonably be expected to have a Material Adverse Effect.

(g) No eminent domain proceeding or taking has been commenced or, to the knowledge of the Borrower or its Relevant Subsidiaries, is contemplated with respect to all or any portion of the Pipeline Systems or the Processing Plants except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(h) Other than Mortgaged Property with respect to which the requirements of clause (h)(vii) of the definition of Collateral and Guarantee requirement have been satisfied, no portion of any Mortgaged Property is located in a special flood hazard area as designated by any Governmental Authority.

Section 3.18. Solvency. (a) Immediately after giving effect to the Transactions (i) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Restatement Date.

(b) The Borrower does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 3.19. Labor Matters. There are no strikes pending or threatened against the Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Borrower and its Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All material payments due from the Borrower or any of its Subsidiaries or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP. Consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of its Subsidiaries (or any predecessor) is a party or by which the Borrower or any of its Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements that, individually or in the aggregate, are not material to the Borrower and its Subsidiaries, taken as a whole.

Section 3.20. Insurance. Schedule 3.20 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of the Borrower and its Relevant Subsidiaries as of the Restatement Date. As of such date, such insurance is in full force and effect. The Borrower believes that the insurance maintained by or on behalf of it and its Relevant Subsidiaries is adequate.

Section 3.21. Representations and Warranties in Acquisition Agreement. All representations and warranties of each of the Loan Parties set forth in the Acquisition Agreement were true and correct in all material respects as of the time such representations and warranties were made.

Section 3.22. Status as Senior Debt; Perfection of Security Interests. The Obligations shall rank pari passu with any other senior Indebtedness or securities of the Borrower and shall constitute senior indebtedness of the Borrower and the Relevant Subsidiaries under and as defined in any documentation documenting any junior indebtedness of the Borrower or the Relevant Subsidiaries. Each Collateral Agreement delivered pursuant to Section 4.02 and 5.10 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Collateral described in the Collateral Agreement, when stock certificates representing such Pledged Collateral are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement, when financing statements and other filings specified therein in appropriate form are filed in the offices specified therein, the Lien created by the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof to the extent perfection can be obtained by filing financing statements, making such other filings specified therein or by possession, as security for the Obligations of such Loan Party, in each case prior and superior in right to any other Person, subject, in the case of Collateral other than Pledged Collateral, to Prior Liens, and in the case of Pledged Collateral, to Liens arising (and that have priority) by operation of law.

Section 3.23. Material Contracts. Other than as set forth on Schedule 3.23, as of the Restatement Date there are no contracts or agreements to which the Borrower or any of its Relevant Subsidiaries is a party, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or that, if terminated or if a default occurs thereunder, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Gathering and Processing Document is in full force and effect, except for such matters in respect of such Gathering and Processing Documents that individually, or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

ARTICLE IV

CONDITIONS TO CREDIT EVENTS

The obligations of (a) the Lenders to make Loans or (b) any Issuing Bank to issue, amend, extend or renew any Revolving Letter of Credit hereunder (each of (a) and (b), a “Credit Event”) are subject to the satisfaction of the following conditions:

Section 4.01. All Credit Events. On the date of each Credit Event:

(a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03 (or a Borrowing Request shall have been deemed given in accordance with the last paragraph of Section 2.03) or, in the case of the issuance of a Revolving Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Revolving Letter of Credit as required by Section 2.05(b) (in the case of any Revolving Letter of Credit).

(b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c) At the time of and immediately after such Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit), as applicable, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit) shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

Section 4.02. Restatement Date. On the Restatement Date:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission, or electronic transmission of a PDF copy, of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Restatement Date, favorable written opinions of (i) Simpson Thacher & Bartlett LLP, special counsel for the Loan Parties, and (ii) Locke Lord Bissell & Liddell LLP, special counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent (A) dated the Restatement Date, (B) addressed to each Issuing Bank on the Restatement Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and each Loan Party hereby instructs its counsel to deliver such opinions.

(c) The Administrative Agent shall have received in the case of each Loan Party each of the following:

(i) to the extent not previously delivered to the Administrative Agent, a copy of the certificate or articles of incorporation, partnership agreement or limited liability agreement, including all amendments thereto, or other relevant constitutional documents under applicable law of each Loan Party, (A) in the case of a corporation, certified by the Secretary of State (or other similar official) and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership of or limited liability company, certified by the Secretary or Assistant Secretary, or the general partner, managing member or sole member, of each such Loan Party; and

(ii) a certificate of the Secretary, Assistant Secretary, Director, President or similar officer or the general partner, managing member or sole member, of each Loan Party, in each case dated the Restatement Date and certifying:

(A) that there have not been any changes to the by-laws (or partnership agreement, memorandum and articles of association, limited liability company agreement or other equivalent governing documents) of such Loan Party previously provided to the Administrative Agent except as otherwise attached to such certificate,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Restatement Date,

(C) that the certificate or articles of incorporation, partnership agreement or limited liability agreement of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(D) as to the incumbency and specimen signature of each officer or director executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such Person, threatening the existence of such Loan Party.

(d) The Collateral and Guarantee Requirement with respect to items to be completed as of the Restatement Date shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Restatement Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the UCC (or equivalent under other similar law) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

(e) The Lenders shall have received the financial statements referred to in Section 3.05.

(f) After giving effect to the Transactions, and the other transactions contemplated hereby, the Borrower and its Relevant Subsidiaries shall have no outstanding Indebtedness other than (i) the Loans and other extensions of credit under this Agreement and (ii) other Indebtedness permitted pursuant to Section 6.01.

(g) The Lenders shall have received a solvency certificate substantially in the form of Exhibit F and signed by the chief financial officer or another Responsible Officer of the Borrower confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

(h) There has not been any Material Adverse Effect since December 31, 2011.

(i) The Agents shall have received all fees payable thereto or to any Lender or to the Joint Lead Arrangers on or prior to the Restatement Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(j) The representations and warranties set forth in Article III shall be true and correct in all material respects on and as of the Restatement Date.

(k) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in clauses (f), (h) and (j) of this Section 4.02.

(l) The Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S. PATRIOT Act, that has been reasonably requested by the Administrative Agent at least 10 days in advance of the Restatement Date.

ARTICLE V

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Revolving Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of its Relevant Subsidiaries (and, to the extent expressly set forth below, other applicable Subsidiaries and, solely with respect to Section 5.10(e) prior to the date CMM constitutes a Subsidiary, CMM) to:

Section 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05, and except for the liquidation or dissolution of any such Subsidiary if the assets of such Subsidiary to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution; provided that Subsidiary Loan Parties may not be liquidated into Subsidiaries that are not Loan Parties.

(b) Do or cause to be done all things necessary to (i) in the Borrower’s reasonable business judgment obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, (ii) comply in all material respects with all material applicable laws, rules, regulations (including any zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and judgments, writs, injunctions, decrees, permits, licenses and orders of any Governmental Authority, whether now in effect or hereafter enacted and (iii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement); in each case in this paragraph (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.02. Insurance. (a) Keep its insurable properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses and maintain such other insurance as may be required by law or any other Loan Document.

(b) Cause all such property and casualty insurance policies with respect to the Mortgaged Properties and personal property located in the United States to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Restatement Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or other Loan Party under such policies directly to the Collateral Agent; cause all such policies to contain a “Replacement Cost Endorsement,” without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably (in light of a Default or a material development in respect of the insured property) require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker to the Collateral Agent; cause each such policy to provide that it shall not be canceled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; and deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

(c) To the extent any Mortgaged Property is subject to the provisions of the Flood Insurance Laws (as defined below), (i) (x) concurrently with the delivery of the mortgage in favor of the Collateral Agent in connection therewith, and (y) at any other time if necessary for compliance with applicable Flood Insurance Laws, provide the Collateral Agent with a standard flood hazard determination form for such Mortgaged Property and (ii) if any such Mortgaged Property is located in an area designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Administrative Agent or the Collateral Agent may from time to time reasonably require, and otherwise to ensure compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time (the “Flood Insurance Laws”). In addition, to the extent the Borrower and the Loan Parties fail to obtain or maintain satisfactory flood insurance required pursuant to the preceding sentence with respect to any Mortgaged Property, the Collateral Agent shall be permitted, in its sole discretion, to obtain forced placed insurance at the Borrower’s expense to ensure compliance with any applicable Flood Insurance Laws.

(d) With respect to each Mortgaged Property and any personal property located in the United States, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” (or equivalent coverage) and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in each case in amounts and against such risks as are customarily maintained by companies engaged in the same or similar industry operating in the same or similar locations naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

(e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower or its Relevant Subsidiaries; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies, or an insurance certificate with respect thereto.

(f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) none of the Agents, the Lenders, the Issuing Banks or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (x) the Borrower and its Relevant Subsidiaries shall look solely to their insurance companies or any parties other than the aforesaid parties for the recovery of such loss or damage and (y) such insurance companies shall have no rights of subrogation against the Agents, the Lenders, any Issuing Bank or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees, to the extent permitted by law, to waive, and to cause each of its Relevant Subsidiaries to waive, its right of recovery, if any, against the Agents, the Lenders, any Issuing Bank and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower or any of its Relevant Subsidiaries or the protection of their properties.

Section 5.03. Taxes; Payment of Obligations. Pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim to the extent that (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the Borrower or the affected Subsidiary of the Borrower, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto or (ii) the aggregate amount of such Taxes, assessments, charges, levies or claims does not exceed U.S.$5.0 million. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the affected Subsidiary of the Borrower or if the failure to pay, discharge or otherwise satisfy such obligation could not reasonably be expected to have a Material Adverse Effect.

Section 5.04. Financial Statements, Reports, Etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):

(a) within 120 days after the end of each fiscal year, (x) a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, all audited by independent accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP and (y) for each fiscal year ending prior to the date that CMM has become a “Subsidiary” and a “Loan Party” in accordance with Section 5.10(e), a consolidated balance sheet and related statement of operations, cash flows and owners’ equity showing the financial position of CMM and its subsidiaries as of the close of such fiscal year and the results of its operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, all certified by the General Partner or a Financial Officer of the Borrower, on behalf of the Borrower, as fairly presenting, in all material respects, the information contained therein, on a basis consistent with the consolidated financial statements;

(b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, (x) a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all certified by the General Partner or a Financial Officer of the Borrower, on behalf of the Borrower, as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes), and (y) for each such fiscal quarter ending prior to the date that CMM has become a “Subsidiary” and a “Loan Party” in accordance with Section 5.10(e), a consolidated balance sheet and related statement of operations and cash flows showing the financial position of CMM and its subsidiaries as of the close of such fiscal quarter and the results of its operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all certified by the General Partner or a Financial Officer of the Borrower, on behalf of the Borrower, as fairly presenting, in all material respects, the information contained therein, on a basis consistent with the consolidated financial statements;

(c) (x) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the General Partner or a Financial Officer of the Borrower (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth a computation of the Financial Performance Covenants in detail reasonably satisfactory to the Administrative Agent and (y) concurrently with any delivery of financial statements under (a) above, a certificate of its independent accounting firm stating whether they obtained knowledge during the course of their examination of such statements of any Default or Event of Default under Section 6.10 or 6.11 (which certificate may be limited to accounting matters and disclaims responsibility for legal interpretations);

(d) promptly after the same become publicly available, copies of all periodic and other available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Borrower or any of its Relevant Subsidiaries with the SEC, or distributed to its stockholders generally, if and as applicable;

(e) (i) upon the consummation of any Permitted Business Acquisition, the acquisition of any Relevant Subsidiary or any Person becoming a Relevant Subsidiary, in each case if the aggregate consideration for such transaction exceeds U.S. $10.0 million, on the date that CMM becomes a Loan Party hereunder in accordance with Section 5.10(e), or upon the reasonable request of the Administrative Agent (but not, in the case of such request, more often than annually), an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to Section 4.02(e), this paragraph (e) or Section 5.10(f) and (ii) concurrently with the delivery of financial statements under Section 5.04(a), a certificate executed by a Responsible Officer of the Borrower certifying compliance with Section 5.02(c) and providing evidence of such compliance, including without limitation copies of any flood hazard determination forms required to be delivered pursuant to Section 5.02(c);

(f) promptly, a copy of all reports submitted to the board of directors (or any committee thereof) of the Borrower or any of its Relevant Subsidiaries in connection with any material interim or special audit made by independent accountants of the books of the Borrower or any of its Relevant Subsidiaries;

(g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Relevant Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender);

(h) promptly upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to a Plan; (ii) the most recent actuarial valuation report for any Plan; (iii) all notices received from a Multiemployer Plan sponsor or a Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan or Multiemployer Plan as the Administrative Agent shall reasonably request;

(i) concurrently with any delivery of financial statements under (a) or (b) above, (x) a report of gas gathering output and throughput with respect to the Pipeline Systems and Processing Plants and (y) for each applicable period ending prior to the date that CMM has become a “Subsidiary” and a “Loan Party” in accordance with Section 5.10(e), a report of gas gathering output and throughput with respect to the pipelines, processing plants and terminals owned by CMM; and

(j) no later than one hundred and twenty (120) days following the first day of each fiscal year of the Borrower, a budget for such fiscal year in form customarily prepared by the Borrower.

Section 5.05. Litigation and Other Notices. Furnish to the Administrative Agent written notice of the following promptly after any Responsible Officer of the Borrower or any Relevant Subsidiary obtains actual knowledge thereof:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Borrower or any of its Relevant Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(c) any other development specific to the Borrower or any of its Relevant Subsidiaries that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect; and

(d) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect.

Section 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (owned or leased), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03.

Section 5.07. Maintaining Records; Access to Properties and Inspections; Maintaining Pipeline Systems and Processing Plants. (a) Maintain all financial records in accordance with GAAP and permit any Persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of the Borrower or any of its Relevant Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of the Borrower or any of its Relevant Subsidiaries with the officers thereof, or the general partner, managing member or sole member thereof, and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract); provided that, during any calendar year absent the occurrence and continuation of an Event of Default, only one (1) visit by the Administrative Agent shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower.

(b) (i) Maintain or cause the maintenance of the interests and rights with respect to the rights-of-way for the Pipeline Systems and the deeds for the Processing Plants except to the extent individually or in the aggregate the failure would not reasonably be expected to have a Material Adverse Effect, (ii) subject to the Permitted Encumbrances and except to the extent the failure could not reasonably be expected to have a Material Adverse Effect, maintain the Pipeline Systems within the confines of the rights of way granted to the applicable Loan Party with respect thereto without material encroachment upon any adjoining property and maintain the Processing Plants within the boundaries of the deeds and without material encroachment upon any adjoining property, (iii) maintain such rights of ingress and egress necessary to permit the Loan Parties to inspect, operate, repair, and maintain the Pipeline Systems and the Processing Plants to the extent that failure to maintain such rights, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and provided that the Borrower or any other Loan Party may hire third parties to perform these functions, and (iv) maintain all material agreements, licenses, permits, and other rights required for any of the foregoing described in clauses (i), (ii) and (iii) of this Section 5.07(b) in full force and effect in accordance with their terms, timely make any payments due thereunder, and prevent any default thereunder which could result in a termination or loss thereof, except any such failure to maintain any thereof or make any such payments, or any such default, that could not reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect.

Section 5.08. Use of Proceeds . Use the proceeds of the Loans and the issuance of Letters of Credit solely for the purposes described in Section 3.11.

Section 5.09. Compliance with Environmental Laws. Comply, cause all of the Borrower’s Subsidiaries to comply and make commercially reasonable efforts to cause all lessees and other Persons occupying its properties to comply, with all Environmental Laws applicable to its business, operations and properties; obtain and maintain in full force and effect all material authorizations, registrations, licenses and permits required pursuant to Environmental Law for its business, operations and properties; and perform any investigation, remedial action or cleanup required pursuant to the Release of any Hazardous Materials as required pursuant to Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and recordings of Liens in stock registries or land title registries, as applicable), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the applicable Loan Parties, and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b) (i) Within sixty (60) days after the end of any fiscal quarter in which the Loan Parties have acquired Material Real Property with a value of at least $25.0 million in any one transaction or series of related transactions, grant and cause each of the Loan Parties to grant to the Collateral Agent security interests and Mortgages in such Material Real Property acquired after the Restatement Date and satisfy the requirements of clause (h) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Property and (ii) within sixty (60) days following June 30 and December 31 of each fiscal quarter of the Borrower, grant and cause each of the Loan Parties to grant to the Collateral Agent security interests and Mortgages in any Material Real Property of the Borrower or any other Loan Party that, as of such June 30 and December 31, constituted Material Real Property (and that is not already Mortgaged Property) and otherwise satisfy the requirements of clause (h) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Property.

(c) Provide to the Administrative Agent, if reasonably requested, title information (including without limitation, deeds, easements, rights of way agreements, permits and similar agreements) in form and substance reasonably satisfactory to the Administrative Agent evidencing the applicable Loan Party’s interests in such Material Real Properties.

(d) If any additional direct or indirect Subsidiary of a Borrower becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary) after the Restatement Date within five Business Days after the date such Subsidiary becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary), notify the Administrative Agent and the Lenders thereof and, within sixty (60) Business Days after the date such Subsidiary becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary Loan Party and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

(e) On the date that CMM ceases to have any Indebtedness for borrowed money (or unutilized revolving commitments) outstanding, cause the Collateral and Guarantee Requirement to be satisfied with respect to CMM and its subsidiaries.

(f) In the case of any Loan Party, (i) furnish to the Collateral Agent prompt written notice of any change (A) in such Loan Party’s corporate or organization name, (B) in such Loan Party’s identity or organizational structure or (C) in such Loan Party’s organizational identification number; provided that no Loan Party shall effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(g) The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied with respect to any assets or Equity Interests (other than Equity Interests in CMM) acquired after the Restatement Date in accordance with this Agreement if, and to the extent that, and for so long as doing so would violate the Agreed Security Principles or Section 9.21; provided that, upon the reasonable request of the Collateral Agent, the Borrower shall, and shall cause any of its applicable Material Subsidiaries to, use commercially reasonable efforts to have waived or eliminated any contractual obligation that causes a violation of the Agreed Security Principles, other than those set forth in a joint venture agreement to which the Borrower or any Subsidiary is a party.

Section 5.11. Fiscal Year. Cause its fiscal year to end on December 31.

ARTICLE VI

NEGATIVE COVENANTS

The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of its Relevant Subsidiaries (and, solely with respect to Section 6.13 prior to the date CMM constitutes a Subsidiary, CMM) to:

Section 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the Restatement Date and set forth on Schedule 6.01 (excluding Indebtedness under clause (b) of this Section 6.01) and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness (other than intercompany Indebtedness Refinanced with Indebtedness owed to a Person not affiliated with the Borrower or any Subsidiary of the Borrower);

(b) Indebtedness created hereunder and under the other Loan Documents;

(c) Indebtedness of the Borrower and its Relevant Subsidiaries pursuant to Swap Agreements permitted by Section 6.12;

(d) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Relevant Subsidiary of the Borrower, pursuant to reimbursement or indemnification obligations to such Person; provided that upon the incurrence of Indebtedness with respect to reimbursement obligations regarding workers’ compensation claims, such obligations are reimbursed not later than 30 days following such incurrence;

(e) Indebtedness of the Borrower or any Relevant Subsidiary owing to the Borrower or any Subsidiary of the Borrower to the extent permitted by Section 6.04, provided that Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party (the “Subordinated Intercompany Debt”) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(f) Indebtedness in respect of performance bonds, warranty bonds, bid bonds, appeal bonds, surety bonds, labor bonds and completion or performance guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and Indebtedness arising out of advances on exports, advances on imports, advances on trade receivables, customer prepayments and similar transactions in the ordinary course of business and consistent with past practice;

(g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business, provided that (x) such Indebtedness (other than credit or purchase cards) is extinguished within five Business Days of its incurrence and (y) such Indebtedness in respect of credit or purchase cards is extinguished within 60 days from its incurrence;

(h) (i) Indebtedness of a Relevant Subsidiary acquired after the Restatement Date or a Person merged into, amalgamated or consolidated with the Borrower or any Relevant Subsidiary after the Restatement Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case, exists at the time of such acquisition, merger, amalgamation or consolidation and is not created in contemplation of such event and where such acquisition, merger, amalgamation or consolidation is permitted by this Agreement and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness, provided that the aggregate principal amount of such Indebtedness at the time of, and after giving effect to, such acquisition, merger, amalgamation or consolidation, such assumption or such incurrence, as applicable (together with Indebtedness outstanding pursuant to this paragraph (h), paragraph (i) of this Section 6.01 and the Remaining Present Value of outstanding leases permitted under Section 6.03), would not exceed the greater of U.S.$60.0 million and 5.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such acquisition, merger, amalgamation or consolidation, such assumption or such incurrence, as applicable, for which financial statements have been delivered pursuant to Section 5.04;

(i) Capital Lease Obligations, mortgage financings and purchase money Indebtedness incurred by the Borrower or any Relevant Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the respective asset permitted under this Agreement in order to finance such acquisition, lease or improvement, and any Permitted Refinancing Indebtedness in respect thereof, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof (together with Indebtedness outstanding pursuant to paragraph (h) of this Section 6.01, this paragraph (i) and the Remaining Present Value of leases permitted under Section 6.03) would not exceed the greater of U.S.$60.0 million and 5.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which financial statements have been delivered pursuant to Section 5.04;

(j) Capital Lease Obligations incurred by the Borrower or any Relevant Subsidiary in respect of any Sale and Lease-Back Transaction that is permitted under Section 6.03;

(k) other Indebtedness, in an aggregate principal amount at any time outstanding pursuant to this Section 6.01(k) not in excess of the greater of U.S.$60.0 million and 5.5% of Consolidated Total Assets;

(l) Guarantees (i) by any Loan Party of any Indebtedness of the Borrower or any other Loan Party expressly permitted to be incurred under this Agreement, (ii) by the Borrower or any Relevant Subsidiary of Indebtedness of any Subsidiary that is not a Loan Party to the extent permitted by

Section 6.04, (iii) by any Relevant Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary that is not a Loan Party and (iv) by the Borrower of Indebtedness of Foreign Subsidiaries incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 6.01(k) or (p); provided that Guarantees by any Loan Party under this Section 6.01(l) of any other Indebtedness of a Person that is subordinated to other Indebtedness of such Person shall be expressly subordinated to the Obligations on terms consistent with those used, or to be used, for Subordinated Intercompany Debt;

(m) Indebtedness arising from agreements of the Borrower or any Relevant Subsidiary of the Borrower providing for indemnification, adjustment of purchase price, earn outs or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;

(n) Indebtedness supported by a Revolving Letter of Credit, in a principal amount not in excess of the stated amount of such Revolving Letter of Credit;

(o) Indebtedness consisting of Permitted Junior Debt;

(p) Indebtedness of Relevant Subsidiaries that are Foreign Subsidiaries (including letters of credit or bank guarantees (other than Revolving Letters of Credit issued pursuant to Section 2.05) for working capital purposes incurred in the ordinary course of business on ordinary business terms in an aggregate amount not to exceed the greater of U.S.$10.0 million and 1% of Consolidated Total Assets outstanding at any time);

(q) (i) Indebtedness incurred and/or assumed in connection with Section 6.04(j); provided that the aggregate amount of such Indebtedness outstanding pursuant to this Section 6.01(q) shall not exceed U.S.$75.0 million and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; and

(r) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (a) through (q) above.

Section 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including of any Relevant Subsidiaries) at the time owned by it or on any income or revenues or rights in respect of any thereof, except (without duplication):

(a) Liens on property or assets of the Borrower and its Relevant Subsidiaries existing on the Restatement Date and set forth on Schedule 6.02(a); provided that such Liens shall secure only those obligations that they secure on the Restatement Date (and extensions, renewals and refinancings of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Borrower or any of its Relevant Subsidiaries;

(b) any Lien created under the Loan Documents or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage;

(c) any Lien on any property or asset of the Borrower or any Relevant Subsidiary securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h), provided that (i) such Lien does not apply to any other property or assets of the Borrower or any Relevant Subsidiary not securing such Indebtedness at the date of the acquisition of such property or asset (other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and which Indebtedness and other obligations are permitted hereunder that require a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (ii) such Lien is not created in contemplation of or in connection with such acquisition and (iii) in the case of a Lien securing Permitted Refinancing Indebtedness, such Lien is permitted in accordance with clause (e) of the definition of the term “Permitted Refinancing Indebtedness”;

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03;

(e) Liens imposed by law (including, without limitation, Liens in favor of customers for equipment under order or in respect of advances paid in connection therewith) such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 45 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Relevant Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f) (i) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations under U.S. or foreign law and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Relevant Subsidiaries;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, costs of litigation where required by law, performance and return of money bonds, warranty bonds, bids, leases, government contracts, trade contracts, completion or performance guarantees and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) zoning restrictions, by-laws and other ordinances of Governmental Authorities, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, permits, special assessments, development agreements, deferred services agreements, restrictive covenants, owners’ association encumbrances, rights-of-way, restrictions on use of real property and other similar encumbrances that do not render title unmarketable and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Relevant Subsidiary or would not result in a Material Adverse Effect;

(i) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any of its Relevant Subsidiaries (including the interests of vendors and lessors under conditional sale and title retention agreements); provided that (i) such security interests secure Indebtedness permitted by Section 6.01(i) (including any Permitted Refinancing Indebtedness in respect thereof), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by the Borrower or any Relevant Subsidiary in connection with such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Relevant Subsidiary (other than to accessions to such equipment or other property or improvements); provided further that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender;

(j) Liens arising out of capitalized lease transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;

(k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l) Liens disclosed by any title insurance policies with respect to the Mortgaged Properties and any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided further that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

(m) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by the Borrower or any Relevant Subsidiary, as tenant, in the ordinary course of business or any interest or title of, or Lien created by the owner of the lands underlying any right of way entered into by the Borrower or any Relevant Subsidiary, in the ordinary course of business;

(n) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or securities intermediaries not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Relevant Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Relevant Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Relevant Subsidiaries in the ordinary course of business;

(o) Liens arising solely by virtue of any statutory or common law provision relating to security intermediaries’ or banker’s liens, rights of set-off or similar rights;

(p) Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01(f) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

(q) licenses of intellectual property granted in the ordinary course of business;

(r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, machinery or other equipment;

(s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Relevant Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(t) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any Relevant Subsidiary in the ordinary course of business;

(u) Liens securing insurance premium financing arrangements in an aggregate principal amount not to exceed 2.0% of Consolidated Total Assets, provided that such Lien is limited to the applicable insurance contracts;

(v) Liens given to a public utility or any Governmental Authority when required by such utility or Governmental Authority in connection with the operations of the Borrower or any Relevant Subsidiary;

(w) Liens in connection with subdivision agreements site plan control agreements, development agreements, facilities sharing agreements, cost sharing agreements and other similar agreements in connection with the use of Real Property;

(x) Liens in favor of any tenant, occupant or licensee under any lease, occupancy agreement or license with the Borrower or any Relevant Subsidiary;

(y) Liens restricting or prohibiting access to or from lands abutting controlled access highways or covenants affecting the use to which lands may be put;

(z) Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of the Borrower or any Relevant Subsidiary under any Environmental Law to which any assets of such Person are subject;

(aa) Liens consisting of minor irregularities in title, boundaries, or other minor survey defects, easements, leases, restrictions, servitudes, licenses, permits, reservations, exceptions, zoning restrictions, rights-of-way, conditions, covenants, mineral or royalty rights or reservations or oil, gas and mineral leases and rights of others in any property of the Borrower or the Relevant Subsidiaries, including rights of eminent domain (including those for streets, roads, bridges, pipes, pipelines, natural gas gathering systems, processing facilities, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas or other minerals or other similar purposes, flood control, air rights, water rights, rights of others with respect to navigable waters, sewage and drainage rights) that exist as of the Restatement Date or at the time the affected property is acquired, or are granted by the Borrower or any Relevant Subsidiary in the ordinary course of business and other similar charges or encumbrances which do not secure the payment of Indebtedness and otherwise do not materially interfere with the occupation, use and enjoyment by the Borrower or any Relevant Subsidiary of any Mortgaged Property in the normal course of business or materially impair the value thereof; and

(bb) contractual Liens that arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; provided, that any such Lien referred to in this clause (bb) does not materially impair (i) the use of the property covered by such Lien for the purposes for which such Property is held by the Borrower or any Relevant Subsidiary, or (ii) the value of such Property subject thereto;

(cc) Liens on the assets of a Foreign Subsidiary that do not constitute Collateral and which secure Indebtedness of such Foreign Subsidiary that is not otherwise secured by a Lien on the Collateral under the Loan Documents and which Indebtedness is permitted to be incurred under Section 6.01(k);

(dd) Liens upon specific items of inventory or other goods (other than rigs) and proceeds of the Borrower or any of its Subsidiaries securing such Person’s obligations in respect of banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods (other than rigs);

(ee) Liens on the assets of a Foreign Subsidiary which secure Indebtedness of such Foreign Subsidiary that is permitted to be incurred under Section 6.01(p);

(ff) licenses granted in the ordinary course of business and leases of property of the Loan Parties that are not material to the business and operations of the Loan Parties;

(gg) Liens not otherwise permitted under this Section 6.02 securing obligations in an aggregate amount not to exceed the greater of (x) U.S. $30.0 million and (y) 3.0% of Consolidated Total Assets; provided that to the extent such Liens permitted under this clause (gg) secure Indebtedness incurred in connection with a Permitted Business Acquisition pursuant to Section 6.01(q), such Liens shall only be permitted to encumber the assets acquired pursuant to such Permitted Business Acquisition and shall not be permitted to encumber any other assets of the Borrower, any Material Subsidiary or any Subsidiary Loan Party.

Notwithstanding the foregoing, (i) no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral, other than Liens in favor of the Collateral Agent and Liens arising by operation of law, (ii) no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral that are prior and superior in right to Liens in favor of the Collateral Agent other than Liens that have priority by operation of law, (iii) no Liens shall be permitted to exist, directly or indirectly, on Collateral (other than Pledged Collateral) that are prior and superior in right to any Liens in favor of the Collateral Agent other than Prior Liens and (iv) no Liens shall be permitted to exist, directly or indirectly, on Mortgaged Property, other than Liens in favor of the Collateral Agent, Prior Liens and Permitted Encumbrances.

Section 6.03. Sale and Lease-back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”), provided that a Sale and Lease-Back Transaction shall be permitted so long as at the time the lease in connection therewith is entered into, and after giving effect to the entering into of such Lease, the Remaining Present Value of such lease (together with Indebtedness outstanding pursuant to paragraphs (h) and (i) of Section 6.01 and the Remaining Present Value of outstanding leases previously entered into under this Section 6.03) would not exceed the greater of U.S.$40.0 million or 3.5% of Consolidated Total Assets.

Section 6.04. Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger or amalgamation with a Person that is not a Relevant Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and the Loan Parties, which cash management operations shall not extend to any other Person) to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest (each, an “Investment”), in any other Person, except:

(a) Investments (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Original Closing Date by (i) Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) not to exceed an amount equal to the sum of, without duplication, U.S.$50.0 million plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this clause 6.04(a)(i) plus, an amount equal to the fair market value of any assets or property that is contributed or transferred from any Subsidiary that is not a Loan Party to any Loan Party from and after the Original Closing Date and (ii) Loan Parties in other Loan Parties;

(b) Permitted Investments and Investments that were Permitted Investments when made;

(c) Investments arising out of the receipt by the Borrower or any of its Relevant Subsidiaries of noncash consideration for the sale of assets permitted under Section 6.05;

(d) (i) loans and advances to employees of the Borrower, any of its Relevant Subsidiaries or, to the extent such employees are providing services rendered on behalf of the Loan Parties, any Parent Company in the ordinary course of business not to exceed U.S.$10.0 million in the aggregate at any time outstanding (calculated without regard to write-downs or write-offs thereof) and (ii) advances of payroll payments and expenses to employees of the Borrower, any of its Relevant Subsidiaries or, to the extent such employees are providing services on behalf of the Loan Parties, any Parent Company in the ordinary course of business;

(e) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(f) Swap Agreements permitted pursuant to Section 6.12;

(g) Investments existing on the Original Closing Date and set forth on Schedule 6.04;

(h) Investments resulting from pledges and deposits referred to in Section 6.02(f) and (g);

(i) so long as immediately before and after giving effect to such Investment no Default or Event of Default has occurred and is continuing, other Investments by the Borrower or any of its Relevant Subsidiaries in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of U.S.$100.0 million and 10% of Consolidated Total Assets (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this paragraph (i));

(j) Investments constituting Permitted Business Acquisitions, so long as any Person acquired in connection with such Permitted Business Acquisitions and each of such Person’s Subsidiaries becomes a Subsidiary Loan Party to the extent required by Section 5.10;

(k) additional Investments to the extent made with proceeds of Equity Interests of the Borrower;

(l) Investments (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Original Closing Date by Relevant Subsidiaries that are not Loan Parties in any Loan Party or other Subsidiaries;

(m) the Transactions;

(n) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business;

(o) Investments of a Relevant Subsidiary of the Borrower acquired after the Original Closing Date or of a corporation merged or amalgamated or consolidated into the Borrower or merged or amalgamated into or consolidated with a Relevant Subsidiary of the Borrower in accordance with Section 6.05 after the Original Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; and

(p) Guarantees by the Borrower or any of its Relevant Subsidiaries of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Subsidiary in the ordinary course of business; and

(q) the Borrower and any other Loan Party may make CMM Investments; provided that, with respect to each such CMM Investment from and after the Restatement Date, (i) no Default or Event of Default then exists or would result therefrom, (ii) the Borrower shall be in compliance (on a Pro Forma Basis and after giving effect to the making of such CMM Investment) with the Financial Performance Covenants as of the end of the immediately preceding fiscal quarter, and (iii) the Equity Interests acquired pursuant to such CMM Investment shall be pledged as Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties (in the case of each of clauses (i) and (ii), as demonstrated by a certificate of the General Partner or a Financial Officer of the Borrower and setting forth a computation of the Financial Performance Covenants in detail reasonably satisfactory to the Administrative Agent); provided, further, that this clause (q) shall be the exclusive clause of this Section 6.04 that permits CMM Investments.

Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other Person, or permit any other Person to merge into, amalgamate with or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of the Borrower or any Relevant Subsidiary or preferred equity interests of the Borrower or any Relevant Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that this Section shall not prohibit:

(a) (i) the purchase and sale of inventory, supplies, materials and equipment and the purchase and sale of rights or licenses or leases of intellectual property, in each case in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries, (ii) the sale of any other asset in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries, (iii) the sale of surplus, obsolete or worn out equipment or other property in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries or (iv) the sale of Permitted Investments in the ordinary course of business;

(b) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) the merger or consolidation of any Relevant Subsidiary of the Borrower into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) the merger or consolidation of any Relevant Subsidiary of the Borrower into or with any Loan Party in a transaction in which the surviving or resulting entity is a Loan Party and, in the case of each of clauses (i) and (ii), no Person other than the Borrower or a Loan Party receives any consideration, (iii) the merger, amalgamation or consolidation of any Subsidiary of the Borrower that is not a Loan Party into or with any other Subsidiary of the Borrower that is not a Loan Party, (iv) the liquidation, winding up, or dissolution or change in form of entity of any Relevant Subsidiary of the Borrower if the Borrower determines in good faith that such liquidation, winding up, dissolution or change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders or (v) the change in form of entity of the Borrower if the Borrower determines in good faith that such change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

(c) sales, transfers, leases or other dispositions to the Borrower or a Subsidiary of the Borrower (upon voluntary liquidation or otherwise); provided that any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary of the Borrower that is not a Loan Party shall be made in compliance with Section 6.07; provided further that the aggregate gross proceeds of any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary that is not a Loan Party in reliance upon this paragraph (c) and the aggregate gross proceeds of any or all assets sold, transferred or leased in reliance upon paragraph (g) below shall not exceed, in any fiscal year of the Borrower, 5.0% of Consolidated Total Assets as of the end of the immediately preceding fiscal year;

(d) Sale and Lease-Back Transactions permitted by Section 6.03;

(e) Investments permitted by Section 6.04, Liens permitted by Section 6.02 and Dividends permitted by Section 6.06;

(f) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;

(g) sales, transfers, leases or other dispositions of assets not otherwise permitted by this Section 6.05; provided that the aggregate gross proceeds (including noncash proceeds) of any or all assets sold, transferred, leased or otherwise disposed of in reliance upon this paragraph (g) and in reliance upon the second proviso to paragraph (c) above shall not exceed, in any fiscal year of the Borrower, 5% of Consolidated Total Assets as of the end of the immediately preceding fiscal year; provided further that the Net Proceeds thereof are applied in accordance with Section 2.11(c); and provided further that after giving effect thereto, no Default or Event of Default shall have occurred;

(h) any merger or consolidation in connection with a Permitted Business Acquisition, provided that following any such merger or consolidation (i) involving the Borrower, the Borrower is the surviving corporation and (ii) involving a Relevant Subsidiary, the surviving or resulting entity shall be a Loan Party;

(i) licensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Relevant Subsidiary in the ordinary course of business; and

(j) abandonment, cancellation or disposition of any intellectual property of the Borrower in the ordinary course of business.

Notwithstanding anything to the contrary contained in Section 6.05 above, (i) the Borrower may, so long as no Event of Default shall have occurred and be continuing or would result therefrom, sell, grant or otherwise issue Equity Interests to members of management of the Borrower or any of the Subsidiaries of the Borrower that are Loan Parties pursuant to stock option, stock ownership, stock incentive or similar plans, (ii) no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases or other dispositions to Loan Parties pursuant to paragraph (c) hereof) unless such disposition is for fair market value, (iii) no sale, transfer or other disposition of assets shall be permitted by paragraph (a), (d), or (j) of this Section 6.05 unless such disposition is for at least 75% cash consideration and (iv) no sale, transfer or other disposition of assets in excess of U.S.$10.0 million shall be permitted by paragraph (g) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided that for purposes of clauses (iii) and (iv), the amount of any secured Indebtedness or other Indebtedness of a Subsidiary of the Borrower that is not a Loan Party (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that is assumed by the transferee of any such assets shall be deemed to be cash.

Section 6.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional shares of Equity Interests of the Person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its Equity Interests or set aside any amount for any such purpose; provided, however, that:

(a) any Relevant Subsidiary of the Borrower may declare and pay dividends to, repurchase its Equity Interests from, or make other distributions to, the Borrower or any Relevant Subsidiary (or, in the case of Relevant Subsidiaries that are not Wholly Owned Subsidiaries of the Borrower, to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests);

(b) the Borrower and each of its Relevant Subsidiaries may repurchase, redeem or otherwise acquire or retire to finance any such repurchase, redemption or other acquisition or retirement for value any Equity Interests of the Borrower or any of its Relevant Subsidiaries held by any current or former officer, director, consultant, or employee of the Borrower or any Subsidiary of the Borrower or, to the extent such Equity Interests were issued as compensation for services rendered on behalf of the Loan Parties, any employee of any Parent Company, pursuant to any equity subscription agreement, stock option agreement, shareholders’, members’ or partnership agreement or similar agreement, plan or arrangement or any Plan and the Borrower and Relevant Subsidiaries may declare and pay dividends to the Borrower or any other Relevant Subsidiary of the Borrower the proceeds of which are used for such purposes, provided that the aggregate amount of such purchases or redemptions in cash under this paragraph (b) shall not exceed in any fiscal year U.S.$10.0 million (plus the amount of net proceeds

(x) received by the Borrower during such calendar year from sales of Equity Interests of the Borrower to directors, consultants, officers or employees of the Borrower or any of its Affiliates in connection with permitted employee compensation and incentive arrangements and (y) of any key-man life insurance policies received during such calendar year) which, if not used in any year, may be carried forward to any subsequent calendar year;

(c) noncash repurchases, redemptions or exchanges of Equity Interests deemed to occur upon exercise of stock options or exchange of exchangeable shares if such Equity Interests represent a portion of the exercise price of such options;

(d) provided no Default or Event of Default then exists or would result therefrom, the Borrower may declare and pay dividends or make other distributions from the proceeds of any issuance of Equity Interests permitted to be made under this Agreement; and

(e) provided (i) no Default or Event of Default then exists or would result therefrom and (ii) the Borrower shall be in compliance (on a Pro Forma Basis and after giving effect to the making of such distribution) with the provisions of Section 6.10 and Section 6.11 as of the end of the immediately preceding fiscal quarter, the Borrower may declare or make a distribution on or with respect to the Equity Interests of the Borrower during any fiscal quarter in accordance with the Limited Partnership Agreement in an amount not to exceed Available Cash as of the end of the immediately preceding fiscal quarter.

Section 6.07. Transactions with Affiliates. (a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates, unless such transaction is upon terms no less favorable to the Borrower or such Relevant Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate; provided that this clause (a) shall not apply to the indemnification of directors (or persons holding similar positions for non-corporate entities) of the Borrower and its Relevant Subsidiaries in accordance with customary practice.

(b) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement,

(i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options, stock ownership plans, including restricted stock plans, stock grants, directed share programs and other equity based plans customarily maintained by similar companies and the granting and performance of registration rights approved by the General Partner or the board of directors (or other applicable governing body) of the Borrower or any Relevant Subsidiary, as applicable,

(ii) transactions among the Borrower and the other Loan Parties and transactions among the Relevant Subsidiaries that are not Loan Parties otherwise permitted by this Agreement,

(iii) any indemnification agreement or any similar arrangement entered into with directors, officers, consultants and employees of the Borrower or any of its Affiliates in the ordinary course of business and the payment of fees and indemnities to directors, officers, consultants and employees of the Borrower and its Relevant Subsidiaries in the ordinary course of business and, to the extent such fees and indemnities are directly attributable to services rendered on behalf of the Loan Parties, any employee of any Parent Company,

(iv) transactions pursuant to permitted agreements in existence on the Restatement Date and set forth on Schedule 6.07 or any amendment thereto to the extent such amendment is not adverse to the Lenders in any material respect,

(v) any employment agreement or employee benefit plan entered into by the Borrower or any of its Affiliates in the ordinary course of business or consistent with past practice and payments pursuant thereto,

(vi) transactions otherwise permitted under Section 6.06 and Investments permitted by Section 6.04; provided that this clause (vi) shall not apply to any Investment, whether direct or indirect, in either (x) Persons that were not Subsidiaries immediately prior to such Investment or (y) Persons that are not Subsidiaries immediately after such Investment,

(vii) any purchase by the Sponsors or any Sponsor Affiliate of Equity Interests of the Borrower,

(viii) payments by the Borrower or any of its Relevant Subsidiaries to the Sponsors or any Sponsor Affiliate made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by General Partner or the board of directors (or other applicable governing body) of the Borrower or any Relevant Subsidiary, as applicable, in good faith,

(ix) the existence of, or the performance by the Borrower or any of its Relevant Subsidiaries of its obligations under the terms of, the Acquisition Documents, or any agreement contemplated thereunder to which it is a party as of the Original Closing Date, provided, however, that the existence of, or the performance by the Borrower or any Relevant Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Original Closing Date shall only be permitted by this clause (ix) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect,

(x) transactions with any Affiliate for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business in a manner consistent with past practice,

(xi) any transaction in respect of which the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of the Borrower qualified to render such letter and (B) reasonably satisfactory to the Administrative Agent, which letter states that such transaction is on terms that are no less favorable to the Borrower or Relevant Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate,

(xii) so long as not otherwise prohibited under this Agreement, guarantees of performance by the Borrower or any Relevant Subsidiary of any other Subsidiary or the Borrower that is not a Loan Party in the ordinary course of business, except for guarantees of Indebtedness in respect of borrowed money,

(xiii) if such transaction is with a Person in its capacity as a holder (A) of Indebtedness of the Borrower or any Relevant Subsidiary of the Borrower where such Person is treated no more favorably than the other holders of Indebtedness of the Borrower or any such Relevant Subsidiary or (B) of Equity Interests of the Borrower or any Relevant Subsidiary of the Borrower where such Person is treated no more favorably than the other holders of Equity Interests of the Borrower or such Relevant Subsidiary,

(xiv) the transactions contemplated hereby and the payment of fees and expenses related thereto, and

(xv) payments by the Borrower or any of its Relevant Subsidiaries to any Affiliate in respect of compensation, expense reimbursement, or benefits to or for the benefit of current or former employees, independent contractors or directors of the Borrower or any of its Subsidiaries or, to the extent such compensation, expense reimbursement, or benefits are directly attributable to services rendered on behalf of the Loan Parties, any employee of any Parent Company, including, without limitation, pursuant to the terms and conditions of the Omnibus Agreement and the Limited Partnership Agreement.

Section 6.08. Business of the Borrower and the Subsidiaries. Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by it on the Restatement Date, Midstream Activities and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including, without limitation, the consummation of the Transactions.

Section 6.09. Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-laws and Certain Other Agreements; etc. (a) Amend or modify or grant any waiver or release under or terminate in any manner the articles or certificate of incorporation or by-laws or partnership agreement (including the Limited Partnership Agreement) or limited liability company operating agreement of the Borrower or any Relevant Subsidiary), the Gathering and Processing Documents, the Transaction Documents or any Material Contract, in each case, if such amendment, modification, waiver, release or termination could reasonably be expected to result in a Material Adverse Effect or affect the assignability of any such contract or agreement in a manner that would have an adverse effect on the rights of the Secured Parties in the Collateral (including in such agreement as Collateral);

(b) (i) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on Permitted Junior Debt or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Permitted Junior Debt, except for (to the extent permitted by the subordination provisions thereof) (A) payments of regularly scheduled interest, (B) payments made solely with the proceeds from the issuance of common Equity Interests or from equity contributions, (C) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, prepayments of any Permitted Junior Debt, provided that, (1) no such prepayments shall be made with the proceeds of Revolving Facility Loans and (2) no such prepayments shall be made if any Incremental Term Loans are then outstanding, and (D) (1) prepayments made with the proceeds of any Permitted Refinancing Indebtedness in respect thereof or (2) prepayments with the proceeds of any non-cash interest bearing Equity Interests issued for such purchase that are not redeemable prior to the date that is six months following the later of the Revolving Facility Maturity Date and any Incremental Maturity Date and that have terms and covenants no more restrictive than the Permitted Junior Debt being so refinanced; or

(ii) Amend or modify, or permit the amendment or modification of, any provision of any Permitted Junior Debt or any agreement relating thereto other than amendments or modifications that are not materially adverse to the Lenders and that do not affect the subordination provisions thereof (if any) in a manner adverse to the Lenders.

(c) Enter into any agreement or instrument that by its terms restricts (i) the payment of dividends or distributions or the making of cash advances to the Borrower or any other Loan Party by a Relevant Subsidiary or (ii) the granting of Liens by the Borrower or a Relevant Subsidiary pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(A) restrictions imposed by applicable law;

(B) contractual encumbrances or restrictions in effect on the Original Closing Date under any agreements related to any permitted renewal, extension or refinancing of any Indebtedness existing on the Original Closing Date that does not expand the scope of any such encumbrance or restriction;

(C) any restriction on a Relevant Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of such Relevant Subsidiary pending the closing of such sale or disposition;

(D) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;

(E) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(F) customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business;

(G) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(I) customary restrictions and conditions contained in any agreement relating to the sale of any asset permitted under Section 6.05 pending the consummation of such sale;

(J) in the case of any Person that becomes a Relevant Subsidiary after the Original Closing Date, any agreement in effect at the time such Person so becomes a Relevant Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming such a Relevant Subsidiary; or

(K) restrictions imposed by any Permitted Junior Indebtedness consisting of unsecured senior Indebtedness that are substantially similar to restrictions set forth in this Agreement and in any case do not restrict the granting of Liens pursuant to the Security Documents.

Section 6.10. Leverage Ratio. Beginning on September 30, 2012, for any Test Period, permit the Leverage Ratio on the last day of any fiscal quarter, to be in excess of the Maximum Leverage Ratio then in effect.

Section 6.11. Interest Coverage Ratio. Beginning on September 30, 2012, for any Test Period, permit the Interest Coverage Ratio on the last day of any fiscal quarter to be less than 2.50:1.00.

Section 6.12. Swap Agreements. Enter into any Swap Agreement, other than (a) Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Relevant Subsidiary is exposed in the conduct of its business or the management of its liabilities, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Relevant Subsidiary, which in the case of each of clauses (a) and (b) are entered into for bona fide risk mitigation purposes and that are not speculative in nature.

Section 6.13. CMM Restrictions. (a) Notwithstanding anything to the contrary in the Loan Documents, permit CMM or any of its subsidiaries (i) to provide a Guarantee of or other credit support in respect of any Indebtedness for borrowed money of any Loan Party or (ii) to pledge, grant or suffer to exist a Lien upon any of its assets to secure any Indebtedness for borrowed money of any Loan Party, unless, in each case, CMM or such subsidiary shall, as the case may be, Guarantee the Obligations or provide credit support in respect of the Obligations and/or pledge and grant a Lien upon such assets to secure the Obligations equally and ratably with such other Indebtedness.

(b) Permit any Indebtedness for borrowed money of CMM or any of its subsidiaries to become recourse to the Borrower or any other Loan Party.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by the Borrower or any other Loan Party;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any Revolving L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or on any Revolving L/C Disbursement or in the payment of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

(d) default shall be made in the due observance or performance by the Borrower or any of its Relevant Subsidiaries of any covenant, condition or agreement contained in (i) Section 5.01(a) (with respect to the Borrower), 5.05(a), 5.08, 5.10(d), 5.10(e) or in Article VI;

(e) default shall be made in the due observance or performance by the Borrower or any of its Relevant Subsidiaries of any covenant, condition or agreement of such Person contained in any Loan Document (other than those specified in paragraphs (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

(f) (i) any event or condition occurs that (x) results in any Material Indebtedness becoming due prior to its scheduled maturity or (y) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) the Borrower or any of its Relevant Subsidiaries shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

(g) there shall have occurred a Change in Control;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any of its Relevant Subsidiaries, or of a substantial part of the property or assets of the Borrower or any its Relevant Subsidiaries, taken as a whole, under Title 11 of the United States Code, as now constituted or hereafter amended or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Relevant Subsidiaries or for a substantial part of the property or assets of the Borrower or any of its Relevant Subsidiaries, taken as a whole, or (iii) the winding-up or liquidation of the Borrower or any of its Relevant Subsidiaries (except, in the case of any Relevant Subsidiary, in a transaction permitted by Section 6.05); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Borrower or any of its Relevant Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for, request or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Relevant Subsidiaries or for a substantial part of the property or assets of the Borrower or any of its Relevant Subsidiaries, taken as a whole, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(j) the failure by the Borrower or any of its Relevant Subsidiaries to pay one or more final judgments aggregating in excess of U.S. $20.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not discharged or effectively waived or stayed for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any of its Relevant Subsidiaries to enforce any such judgment;

(k) one or more ERISA Events shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(l) (i) any Loan Document shall for any reason be asserted in writing by the Borrower or any other Loan Party not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to Collateral that is not immaterial to the Loan Parties on a consolidated basis shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and perfected security interest (having the priority required by this Agreement or the relevant Security Document) in the securities, assets or properties covered thereby, except to the extent that (x) any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreements or to file UCC continuation statements, (y) such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer or (z) any such loss of validity, perfection or priority is the result of any failure by the Collateral Agent or the Administrative Agent to take any action necessary to secure the validity, perfection or priority of the Liens or (iii) the Guarantees by any Loan Party of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by the Borrower or any other Loan Party or any other Person not to be in effect or not to be legal, valid and binding obligations;

(m) (A) any Environmental Claim against the Borrower or any of its Relevant Subsidiaries, (B) any Liability of the Borrower or any of its Relevant Subsidiaries for any Release or threatened Release of Hazardous Materials or (C) any Liability of the Borrower or any of its Relevant Subsidiaries for any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any real property currently or formerly owned, leased or operated by any predecessor of the Borrower or any of its Relevant Subsidiaries, or any property at which the Borrower or any of its Relevant Subsidiaries has sent Hazardous Materials for treatment, storage or disposal, (each, an “Environmental Event”) shall have occurred that, when taken together with all other Environmental Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

(n) (i) default shall have occurred under any Gathering and Processing Document that could reasonably be expected to result in a Material Adverse Effect or (ii) any Gathering and Processing Documents shall have been terminated and in the reasonable judgment of the Borrower it is not possible to replace such agreement with a comparable agreement within a reasonable period of time (or, if shorter, such period of time as would prevent a Material Adverse Effect);

then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand cash collateral pursuant to Section 2.05(j); and in any event described in paragraph (h) or (i) above, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for cash collateral to the full extent permitted under Section 2.05(j), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

THE AGENTS

Section 8.01. Appointment and Authority. (a) Each of the Lenders and the Issuing Banks hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b) Wells Fargo shall also act as the Collateral Agent under the Loan Documents, and each of the Lenders (including in its capacities as a potential Specified Swap Counterparty and a potential Cash Management Bank) and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender or Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 8.12) as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents as if set forth in full herein with respect thereto.

(c) Each of Bank of America, N.A. and Royal Bank of Canada is hereby appointed to act as a Syndication Agent.

(d) Each of UBS Securities LLC and The Royal Bank of Scotland PLC are hereby appointed to act as a Co-Documentation Agent.

(e) The provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent, any appointees thereof, the Lenders and the Issuing Banks, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

Section 8.02. Rights as a Lender. Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender, and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include a Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.

Section 8.03. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent:

(a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law;

(c) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity;

(d) shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.08 and 7.01) or (ii) in the absence of its own gross negligence or willful misconduct;

(e) shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent; and

(f) shall be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to such Agent by the Borrower, a Lender or an Issuing Bank.

Section 8.04. Reliance by Agents. Any Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Any Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or issuance of a Revolving Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, any Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless such Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or issuance of a Revolving Letter of Credit, as applicable. Any Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05. Delegation of Duties. Any Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

Section 8.06. Resignation of the Agents. Any Agent may at any time give notice of its resignation to the Lenders, Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Borrower (not to be unreasonably withheld or delayed), which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. During an Agent Default Period, the Borrower and the Required Lenders may remove the relevant Agent subject to the execution and delivery by the Borrower and the Required Lenders of removal and liability release agreements reasonably satisfactory to the relevant Agent, which removal shall be effective upon the acceptance of appointment by a successor as such Agent. Upon any proposed removal of an Agent during an Agent Default Period, the Required Lenders shall have the right to appoint a successor with the consent of the Borrower (not to be unreasonably withheld or delayed), which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. In the case of the resignation of an Agent, if no such successor shall have been so appointed by the Required Lenders and the Borrower and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security, as bailee, until such time as a successor Collateral Agent is appointed), (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender or Issuing Bank directly, until such time as the Required Lenders and the Borrower appoint a successor Administrative Agent as provided for above in this Section and (c) the Borrower and the Lenders agree that in no event shall the retiring Agent or any of its Affiliates or any of their respective officers, directors, employees, agents advisors or representatives have any liability to the Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the failure of a successor Agent to be appointed and to accept such appointment. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.

After the retiring Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article (including Section 8.12) and Section 9.05 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.

Section 8.07. Non-Reliance on the Agents, Other Lenders and Other Issuing Banks. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon any Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, the Syndication Agent or the Co-Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, a Lender or an Issuing Bank hereunder.

Section 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any federal, state or foreign bankruptcy, insolvency, receivership or similar law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.12, 8.12, and 9.05) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12, 8.12, and 9.05.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding.

Section 8.10. Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Specified Swap Counterparty) and each of the Issuing Banks irrevocably authorizes the Administrative Agent and the Collateral Agent to release guarantees, Liens and security interests created by the Loan Documents in accordance with the provisions of Section 9.18. Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing such Agent’s authority provided for in the previous sentence.

Section 8.11. Secured Cash Management Agreements and Secured Swap Agreements. No Cash Management Bank or Specified Swap Counterparty that obtains the benefits of the Security Documents or any Collateral by virtue of the provisions hereof or of the Security Documents shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Swap Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Specified Swap Counterparty, as the case may be.

Section 8.12. Indemnification. Each Lender and Issuing Bank agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitments hereunder (or if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of its applicable outstanding Loans) or portion of outstanding Revolving L/C Disbursements owed to it, as applicable) of any reasonable expenses incurred for the benefit of the Lenders and the Issuing Banks by the Administrative Agent, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders and the Issuing Banks, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower, provided that no Lender or Issuing Bank shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

Section 8.13. Appointment of Supplemental Collateral Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations or other institutions to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Collateral Agent appoint an additional institution as a separate trustee, co-trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Collateral Agent” and collectively as “Supplemental Collateral Agents”).

(b) In the event that the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Article and of Section 9.05 that refer to the Administrative Agent, the Collateral Agent or the Agents shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent, the Collateral Agent or the Agents shall be deemed to be references to the Administrative Agent, the Collateral Agent or the Agents and/or such Supplemental Collateral Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by the Collateral Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.

Section 8.14. Withholding. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender or Issuing Bank an amount equivalent to any applicable withholding Tax. If any payment has been made to any Lender or Issuing Bank by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender or Issuing Bank because the appropriate form was not delivered or was not properly executed or because such Lender or Issuing Bank failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender or Issuing Bank shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

Section 8.15. Enforcement. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent or the Collateral Agent in accordance with Section 7.01 and the Security Documents for the benefit of all the Lenders and the Issuing Banks or Secured Parties, as applicable; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or Collateral Agent, as applicable) hereunder and under the other Loan Documents, (b) any Lender or Issuing Bank from exercising setoff rights in accordance with Section 9.06 (subject to the terms of Section 2.18(c)), or (c) any Lender or Issuing Bank from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law; and provided, further, that if at any time there is no Person acting as the Administrative Agent or the Collateral Agent, as applicable, hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent or the Collateral Agent, as applicable, pursuant to Section 7.01 and the Security Documents, as applicable and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.18(c), any Lender or Issuing Bank may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Notices. (a) Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to Crestwood Midstream Partners LP, at 700 Louisiana Street, Suite 2060, Houston, Texas 77002, fax: (832) 519-2250, e-mail: bmanias@crestwoodlp.com;

(ii) if to the Administrative Agent, to Wells Fargo at 1525 West W.T. Harris Blvd., MAC D1109-019, Charlotte, North Carolina 28262, Attention: Erika Myers; fax: 704-715-0017, e-mail: agencyservices.requests@wellsfargo.com;

(iii) if to the Collateral Agent, to Wells Fargo at 1445 Ross Ave., Suite 4500, Dallas, Texas 75202, Attention: Wendy Morris; fax: 214-721-8215, e-mail: wendy.a.morris@wellsfargo.com; and

(iv) if to an Issuing Bank or any Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to service of process, or to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent, the Collateral Agent and the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided further that approval of such procedures may be limited to particular notices or communications.

(c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or (to the extent permitted by paragraph (b) above) electronic means prior to 5:00 p.m. (New York time) on such date, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01.

(d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

Section 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower and the other Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and each Issuing Bank and shall survive the making by the Lenders of the Loans, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by such Persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Revolving L/C Disbursement or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Revolving Letter of Credit is outstanding and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Section 2.15, 2.16, 2.17 and 9.05) shall survive the payment in full of the principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Agents and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrower, each Issuing Bank, the Agents and each Lender and their respective permitted successors and assigns.

Section 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Revolving Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Revolving Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Lenders, the Agents, each Issuing Bank and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, each Issuing Bank, and the Lenders, and the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or,

if an Event of Default pursuant to Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i) has occurred and is continuing, any other assignee (provided that any liability of the Borrower to an assignee that is an Approved Fund or Affiliate of the assigning Lender under Section 2.15 or 2.17 shall be limited to the amount, if any, that would have been payable hereunder by the Borrower in the absence of such assignment); and provided further that so long as no Event of Default has occurred and is continuing, the Borrower may withhold its consent if the costs or the taxes payable by the Borrower to the assignee under Section 2.15 or 2.17 shall be greater than they would have been to assignor;

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to a Person that is a Lender, an Affiliate of a Lender or Approved Fund immediately prior to giving effect to such assignment;

(C) in the case of any assignment of any Revolving Facility Commitment, each Issuing Lender; and

(D) in the case of any assignment of any Revolving Facility Commitment, each Swingline Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans or contemporaneous assignments to related Approved Funds that equal at least U.S. $2.5 million in the aggregate, the amount of the Commitment and/or Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $5.0 million and increments of U.S. $1.0 million in excess thereof unless the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under paragraph (b), (c), (h) or (i) of Section 7.01 has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of a given Facility under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any other administrative information that the Administrative Agent may reasonably request;

(E) no such assignment shall be made to the Borrower or any of its Affiliates, or a Defaulting Lender; and

(F) notwithstanding anything to the contrary herein, no such assignment shall be made to (x) a natural person or (y) GoldenTree Asset Management, LP or any of its Affiliates.

For purposes of this Section 9.04(b), the term “Approved Fund” shall have the following meaning:

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, 2.16, 2.17 and 9.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall not be effective as an assignment hereunder.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and Revolving L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Agents, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) The parties to each assignment shall execute and deliver to the Administrative Agent a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, any administrative information reasonably requested by the Administrative Agent (unless the assignee shall already be a Lender hereunder), any written consent to such assignment required by paragraph (b) of this Section, and the processing and recordation fee referred to above (unless waived as set forth above), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and Revolving L/C Disbursements owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such

Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agents, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) such Lender shall maintain a register on which it enters the name and address of each Participant and the principal amounts of each Participant’s interest in the Loans (or other rights or obligations) held by it, which entries shall be conclusive absent manifest error; provided, further, that no Lender shall have any obligation to disclose all or any portion of the Participant register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Any agreement or instrument (oral or written) pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to exercise rights under and to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.04(a)(i) or clause (i) through (vii) of the first proviso to Section 9.08(b) that affects such Participant and (y) no other agreement (oral or written) in respect of the foregoing with respect to such Participant may exist between such Lender and such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits (and subject to the requirements and limitations) of Section 2.15, 2.16 and 2.17 to the same extent as if it were the Lender from whom it obtained its participation and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which shall not be unreasonably withheld or delayed) and the Borrower may withhold its consent if a Participant would be entitled to require greater payment than the applicable Lender under such Sections. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 to the extent such Participant fails to comply with Section 2.17(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its promissory note, if any, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto, and any such pledgee (other than a pledgee that is the Federal Reserve Bank or other central bank having jurisdiction over such Lender) shall acknowledge in writing that its rights under such pledge are in all respects subject to the limitations applicable to the pledging Lender under this Agreement or the other Loan Documents.

Section 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Agents, the Joint Lead Arrangers and their respective Affiliates in connection with the preparation of this Agreement and the other Loan Documents, or by the Agents, the Joint Lead Arrangers and their respective Affiliates in connection with the syndication of the

Commitments or the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination to the extent incurred with the reasonable prior approval of the Borrower and the reasonable fees, disbursements and charges for no more than one counsel in each jurisdiction where Collateral is located) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions hereby contemplated shall be consummated) or incurred by the Agents, the Joint Lead Arrangers and their respective Affiliates or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Latham & Watkins LLP, special New York counsel for the Agents and the Joint Lead Arrangers, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel (including the reasonable and documented allocated costs of internal counsel for the Agents, the Joint Lead Arrangers, any Issuing Bank or any Lender); provided, that, absent any conflict of interest, the Agents and the Joint Lead Arrangers shall not be entitled to indemnification for the fees, charges or disbursements of more than one counsel in each jurisdiction.

(b) The Borrower agrees to indemnify the Agents, the Joint Lead Arrangers, the Syndication Agents, the Co-Documentation Agents, each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of the Engagement Letter, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or the use of any Revolving Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not the Borrower, its Subsidiaries or any Indemnitee initiated or is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith, material breach of this Agreement or any of the Loan Documents or willful misconduct of such Indemnitee (treating, for this purpose only, any Agent, any Joint Lead Arranger, any Issuing Bank, any Lender and any of their respective Related Parties as a single Indemnitee). Subject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any Environmental Event or Environmental Claim related in any way to the Borrower or any of its Subsidiaries, or (B) any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any Real Property currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries or by any predecessor of the Borrower or any of its Subsidiaries, or any property at which the Borrower or any of its Subsidiaries has sent Hazardous Materials for treatment, storage or disposal, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith, material breach of this Agreement or any of the Loan Documents or willful misconduct of such Indemnitee or any of its Related Parties or would have arisen as against the Indemnitee regardless of this Agreement or any other Loan Document or any Borrowings hereunder. In no event shall any Indemnitee be liable to any Loan Party for any consequential, indirect, special or punitive damages. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined in a final, non-appealable judgment of a court of competent jurisdiction. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of the Engagement Letter, this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, any Issuing Bank, any Joint Lead Arranger or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c) This Section 9.05 shall not apply to Taxes.

Section 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any Loan Party or any other Subsidiary that is not a Foreign Subsidiary, against any and all obligations of the Loan Parties, now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured. The rights of each Lender and each Issuing Bank under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 9.08. Waivers; Amendment. (a) No failure or delay of the Agents, any Issuing Bank or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any other Loan Party in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and (y) in the case of any other Loan

Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Collateral Agent and consented to by the Required Lenders; provided, however, that no such agreement shall

(i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any Revolving L/C Disbursement, without the prior written consent of each Lender directly affected thereby; provided that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i);

(ii) increase or extend the Commitment of any Lender or decrease the Commitment Fees or Revolving L/C Participation Fees or other fees payable to any Lender without the prior written consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Defaults shall not constitute an increase in the Commitments of any Lender),

(iii) extend any date on which any scheduled amortization payment in respect of any Incremental Term Loan or payment of interest on any Loan, Revolving L/C Disbursement or any Fees is due or reduce the amount of any scheduled amortization payment due with respect to any Incremental Term Loan on the date due, without the prior written consent of each Lender adversely affected thereby,

(iv) amend or modify the provisions of Section 2.18(b) or (c) in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby,

(v) extend the stated expiration date of any Revolving Letter of Credit beyond the Revolving Maturity Date, without the prior written consent of each Lender directly affected thereby,

(vi) amend or modify the provisions of this Section or the definition of the terms “Required Lenders”, “Majority Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Restatement Date), and

(vii) release all or substantially all the Collateral or release all or substantially all of the value of the Guarantees of the Subsidiary Loan Parties without the prior written consent of each Lender and Issuing Bank;

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, an Issuing Bank or a Swingline Lender hereunder or under the other Loan Documents without the prior written consent of such Administrative Agent, Collateral Agent, Issuing Bank or Swingline Lender, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any assignee of such Lender,

(c) Without the consent of any Lender or Issuing Bank, the Loan Parties and the Administrative Agent and/or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Incremental Term Loans and the Revolving Facility Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(e) In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Incremental Term Loans (“Refinanced Term Loans”) with a replacement “B” term loan tranche hereunder which shall be Loans hereunder (“Replacement Term Loans”); provided that (i) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (ii) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such Refinanced Term Loans, (iii) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Loans in effect immediately prior to such refinancing.

(f) Notwithstanding the foregoing, (i) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary to integrate any Incremental Commitments on the terms and conditions provided for in Section 2.20 and (ii) any Loan Document may be amended, modified, supplemented or waived with the written consent of the Administrative Agent and the Borrower without the need to obtain the consent of any Lender if such amendment, modification, supplement or waiver is executed and delivered in order to cure an ambiguity, omission, mistake or defect in such Loan Document; provided that in connection with this clause (ii), in no event will the Administrative Agent be required to substitute its judgment for the judgment of the Lenders or the Required Lenders, and the Administrative Agent may in all circumstances seek the approval of the Required Lenders, the affected Lenders or all Lenders in connection with any such amendment, modification, supplement or waiver.

Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or any Issuing Bank, shall exceed the maximum lawful rate (the “Maximum

Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or such Issuing Bank, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender or such Issuing Bank on subsequent payment dates to the extent not exceeding the legal limitation.

Section 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, the Engagement Letter shall survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavour in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.

Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the Borrower, the Agents, the Issuing Bank and the Lenders hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement (other than Section 8.09) shall affect any right that any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.

(b) Each of the Borrower, the Agents, the Issuing Banks and the Lenders hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 9.16. Confidentiality. Each of the Lenders, each Issuing Bank and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrower and its Subsidiaries and their respective Affiliates furnished to it by or on behalf of the Borrower or the other Loan Parties or such Subsidiary or Affiliate (other than information that (x) has become generally available to the public other than as a result of a disclosure by such party in breach of this Agreement, (y) has been independently developed by such Lender, such Issuing Bank or such Agent without violating this Section 9.16 or (z) was available to such Lender, such Issuing Bank or such Agent from a third party having, to such Person’s actual knowledge, no obligations of confidentiality to the Borrower or any of its Subsidiaries or any such Affiliate) and shall not reveal the same other than to its directors, trustees, officers, employees, agents and advisors with a need to know or to any Person that approves or administers the Loans on behalf of such Lender or Issuing Bank (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except: (i) to the extent necessary to comply with law or any legal process or the regulatory or supervisory requirements of any Governmental Authority (including bank examiners), the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (ii) as part of reporting or review procedures to Governmental Authorities (including bank examiners) or the National Association of Insurance Commissioners, (iii) to its parent companies, Affiliates or auditors (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (iv) in connection with the exercise of any remedies under any Loan Document or in order to enforce its rights under any Loan Document in a legal proceeding, (v) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16 or on terms at least as restrictive as those set forth in this Section 9.16) and (vi) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty’s professional advisor (so long as each such contractual counterparty agrees to be bound by the provisions of this Section 9.16 or on terms at least as restrictive as those set forth in Section 9.16 and each such professional advisor shall have been instructed to keep the same confidential in accordance with this Section 9.16). If a Lender, an Issuing Bank or an Agent is requested or required to disclose any such information (other than to its bank examiners and similar regulators, or to internal or external auditors)

pursuant to or as required by law or legal process or subpoena to the extent reasonably practicable, it shall give prompt notice thereof to the Borrower so that the Borrower may seek an appropriate protective order and such Lender, Issuing Bank or Agent will cooperate with the Borrower (or the applicable Subsidiary or Affiliate) in seeking such protective order.

Section 9.17. Communications. (a) Delivery. (i) Each Loan Party hereby agrees that it will use all reasonable efforts to provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to 5:00 p.m. (New York time) on the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at the address referenced in Section 9.01(a)(ii). Nothing in this Section 9.17 shall prejudice the right of the Agents, the Syndication Agent, the Co-Documentation Agents, the Joint Lead Arrangers or any Lender or Issuing Bank or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document.

(ii) Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform (as defined below) shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(b) Posting. Each Loan Party further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on SyndTrak Online or a substantially similar electronic transmission system (the “Platform”). The Borrower hereby acknowledges that (i) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its Affiliates or their respective securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the

Administrative Agent and the Joint Lead Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC” to the extent the Borrower determines that such Borrower Materials contain material non-public information with respect to the Borrower or its Affiliates or their respective securities for purposes of United States Federal and state securities laws.

(c) Platform. The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent, the Collateral Agent or any of its or their affiliates or any of their respective officers, directors, employees, agents advisors or representatives (collectively, “Agent Parties”) have any liability to the Loan Parties, any Lender or Issuing Bank or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s or the Collateral Agent’s transmission of communications through the internet, except to the extent the liability of any Agent Party is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent Party’s gross negligence or willful misconduct.

Section 9.18. Release of Liens and Guarantees. In the event that any Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of its assets (including the Equity Interests of any of its Subsidiaries) to a Person that is not (and is not required to become) a Loan Party in a transaction not prohibited by the Loan Documents, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower’s expense to release any Liens created by any Loan Document in respect of such Equity Interests or assets that are the subject of such disposition and to release any guarantees of the Obligations, and any Liens granted to secure the Obligations, in each case by a Person that ceases to be a Subsidiary of the Borrower as a result of a transaction described above. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests or assets shall no longer be deemed to be made once such Equity Interests or assets are so conveyed, sold, leased, assigned, transferred or disposed of. The Security Documents, the guarantees made therein, the Security Interest (as defined therein) and all other security interests granted thereby shall terminate, and each Loan Party shall automatically be released from its obligations thereunder and the security interests in the Collateral granted by any Loan Party shall be automatically released, when all the Obligations are paid in full in cash and Commitments are terminated (other than (A) contingent indemnification obligations, (B) obligations and liabilities under Secured Cash Management Agreements and Secured Swap Agreements and (C) obligations and liabilities under Revolving Letters of Credit as to which arrangements satisfactory to the Issuing Banks shall have been made). At such time, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by the Borrower at the Borrower’s expense to evidence and effectuate such termination and release of the guarantees, Liens and security interests created by the Loan Documents.

Section 9.19. U.S.A. PATRIOT Act and Similar Legislation. Each Lender and Issuing Bank hereby notifies each Loan Party that pursuant to the requirements of the U.S.A. PATRIOT Act and similar legislation, as applicable, it is required to obtain, verify and record information that identifies the

Loan Parties, which information includes the name and address of each Loan Party and other information that will allow the Lenders to identify such Loan Party in accordance with such legislation. Each Loan Party agrees to furnish such information promptly upon request of a Lender. Each Lender shall be responsible for satisfying its own requirements in respect of obtaining all such information.

Section 9.20. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first mentioned currency with such other currency at the Administrative Agent’s principal office in New York, New York on the Business Day preceding that on which final judgment is given.

Section 9.21. Pledge and Guarantee Restrictions. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary (including any provision that would otherwise apply notwithstanding other provisions or that is the beneficiary of other overriding language):

(a) (i) no more than 65% of the issued and outstanding voting Equity Interests of (x) any Foreign Subsidiary of the Borrower or (y) any Subsidiary of the Borrower, substantially all of which Subsidiary’s assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code, shall be pledged or similarly hypothecated to guarantee, secure or support any Obligation of any Loan Party; and

(ii) no Foreign Subsidiary shall guarantee or support any Obligation of the Borrower; and

(iii) any guarantee provided by any Domestic Subsidiary of the Borrower, substantially all of whose assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code shall be without recourse to the 35% of the issued and outstanding voting Equity Interests held by such Domestic Subsidiary in Foreign Subsidiaries which, pursuant to clause (a)(i) above, are not required to be pledged by such Domestic Subsidiary; and

(b) no Subsidiary shall guarantee or support any Obligation of any Loan Party if and to the extent that such guarantee or support would contravene the Agreed Security Principles.

The parties hereto agree that any pledge, guaranty or security or similar interest made or granted in contravention of this Section 9.21 shall be void ab initio, but only to the extent of such contravention.

Section 9.22. No Fiduciary Duty. Each Agent, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower and the other Loan Parties. The Borrower hereby agrees that subject to applicable law, nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders and the Loan Parties, their equityholders or their Affiliates. The Borrower hereby acknowledges and agrees that (i) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, (ii) in connection therewith and with the process leading to such transaction none of the Lenders is acting as the agent or fiduciary of any Loan Party, its management, equityholders, creditors or any other person, (iii) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its Affiliates has advised or is currently advising such Loan Party on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents, (iv) the Borrower and each other Loan Party has consulted its own legal and financial advisors to the extent it has deemed appropriate and (v) the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates and no Lender has an obligation to disclose any such interests to the Borrower or its Affiliates. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

Section 9.23. Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable), any amounts received by the Administrative Agent from the Collateral Agent pursuant to Section 5.02 of the Collateral Agreement and any other amounts received by the Administrative Agent on account of the Loan Document Obligations shall be applied by the Administrative Agent in the following order:

(a) First, to payment of that portion of the Loan Document Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Joint Lead Arrangers, the Administrative Agent and the Collateral Agent) payable to the Joint Lead Arrangers, the Syndication Agent, the Co-Documentation Agent, the Administrative Agent and the Collateral Agent in their respective capacities as such;

(b) Second, to payment of that portion of the Loan Document Obligations constituting fees, indemnities and other amounts (other than principal, interest and Revolving L/C Participation Fees) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

(c) Third, to payment of that portion of the Loan Document Obligations constituting accrued and unpaid Revolving L/C Participation Fees and interest on the Loans, Revolving L/C Exposure and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;

(d) Fourth, to payment of that portion of the Loan Document Obligations constituting unpaid principal of the Loans and Revolving L/C Reimbursement Obligations, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Fourth held by them;

(e) Fifth, to the Administrative Agent for the account of the Issuing Bank, to cash collateralize that portion of Revolving L/C Exposure comprised of the aggregate undrawn amount of Revolving Letters of Credit; and

(f) Last, the balance, if any, after all of the Loan Document Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.05(j), amounts used to cash collateralize the aggregate undrawn amount of Revolving Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Revolving Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Revolving Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Section 9.24. Amendment and Restatement.

(a) It is the intention of each of the parties hereto that the Original Credit Agreement be amended and restated in its entirety pursuant to this Agreement so as to preserve the perfection and priority of all Liens securing “Indebtedness” and “Obligations” under and as defined in the Original Credit Agreement and that all Indebtedness and Obligations of the Loan Parties hereunder shall be secured by the Liens evidenced under the Security Documents and that this Agreement does not constitute a novation or termination of the “Indebtedness” and “Obligations” existing under and as defined in the Original Credit Agreement (or serve to terminate Sections 8.12 and 9.05 of the Original Credit Agreement). The parties hereto further acknowledge and agree that this Agreement constitutes an amendment of the Original Credit Agreement made under and in accordance with the terms of Section 9.08 of the Original Credit Agreement. In addition, unless specifically amended hereby, each of the Loan Documents and the Exhibits and Schedules to the Original Credit Agreement shall continue in full force and effect and that, from and after the Restatement Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to this Agreement.

(b) From and after the Restatement Date, (i) each Exiting Lender shall cease to be a party to this Agreement, (ii) no Exiting Lender shall have any obligations or liabilities under this Agreement with respect to the period from and after the Restatement Date and, without limiting the foregoing, no Exiting Lender shall have any Revolving Facility Commitment under this Agreement or any Revolving L/C Exposure outstanding hereunder, (iii) all Existing Letters of Credit will be deemed issued and outstanding under this Agreement and will be governed as if issued under this Agreement and (iv) no Exiting Lender shall have any rights under the Original Credit Agreement, this Agreement or any other Loan Document (other than rights under the Original Credit Agreement expressly stated to survive the termination of the Original Credit Agreement and the repayment of amounts outstanding thereunder).

(c) The Lenders that are Original Lenders hereby waive any requirements for notice of prepayment, minimum amounts of prepayments of Loans (as defined in the Original Credit Agreement), ratable reductions of the commitments of the Lenders under the Original Credit Agreement and ratable payments on account of the principal or interest of any Loan (as defined in the Original Credit Agreement) under the Original Credit Agreement to the extent such prepayment, reductions or payments are required under the Original Credit Agreement.

(d) To the extent that any Revolving Facility Loans are outstanding under the Original Credit Agreement on the Restatement Date, subject to the satisfaction of the conditions precedent set forth in Article IV, to the extent necessary to allocate the Revolving Facility Loans ratably in accordance with the allocation of Revolving Facility Commitments after giving effect to this Agreement, (a) each of the Lenders with a Revolving Facility Commitment shall be deemed to have assigned to each other Lender with Revolving Facility Commitment, and each of such Lenders shall be deemed to have purchased from each of such other Lenders, at the principal amount thereof (together with accrued interest, if any), such interests in the Revolving Facility Loans outstanding on the Restatement Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Facility Loans will be held by Lenders with Revolving Facility Commitments ratably in accordance with their Revolving Facility Commitments set forth on Schedule 2.01. The Lenders hereby confirm that, from and after the Restatement Date, all participations of the Lenders in respect of Letters of Credit outstanding hereunder pursuant to Section 2.05(d) shall be based upon the Revolving Facility Percentages of the Lenders (after giving effect to this Agreement).

(e) The Borrower hereby terminates, effective as of the Restatement Date, in full the commitments under the Original Credit Agreement of the Exiting Lenders.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CRESTWOOD MIDSTREAM PARTNERS LP, as Borrower

By:	/s/ Kelly J. Jameson
Name:	Kelly J. Jameson
Title:	Senior Vice President, General Counsel and Secretary

WELLS FARGO BANK, N.A., as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Crestwood MLP - Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By:	/s/ Stuart Gibson
Name:	Stuart Gibson
Title:	Authorised Signatory

Crestwood MLP - Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

For any Lender requiring a second signature line,

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director

Crestwood MLP - Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

CITIBANK, N.A.,
as Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Comerica Bank,
as Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Senior Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Compass Bank,
as Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

REGIONS BANK,
as Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Sumitomo Mitsui Banking Corporation,
as Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Crestwood MLP - Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Branch Banking and Trust Company,
as Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Amegy Bank National Association,
as Lender

By:	/s/ William B. Robinson, III
Name:	William B. Robinson, III
Title:	Vice President

Crestwood MLP - Amended and Restated Credit Agreement

Cadence Bank, N.A.,
as Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

Crestwood MLP - Amended and Restated Credit Agreement

SunTrust Bank,
as Lender

By:	/s/ C. David Yates
Name:	C. David Yates
Title:	Managing Director

Crestwood MLP - Amended and Restated Credit Agreement

SCHEDULE 1.01A Existing Secured Cash Management Banks

Bank of America, N.A.

Comerica Bank

Wells Fargo Bank, N.A.

SCHEDULE 1.01B Existing Letters of Credit

None.

SCHEDULE 1.01C Existing Specified Swap Counterparties

None.

SCHEDULE 2.01 Revolving Facility Commitments

Lender	Amount
Wells Fargo Bank, N.A.	$50,000,000
Bank of America, N.A.	$45,000,000
Royal Bank of Canada	$45,000,000
The Royal Bank of Scotland PLC	$45,000,000
UBS AG, Stamford Branch	$35,000,000
Barclays Bank PLC	$35,000,000
Citibank, N.A.	$35,000,000
Capital One, N.A.	$25,000,000
Comerica Bank	$25,000,000
Compass Bank	$25,000,000
Regions Bank	$25,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000
U.S. Bank National Association	$25,000,000
Branch Banking and Trust Company	$25,000,000
Amegy Bank National Association	$25,000,000
Cadence Bank, N.A.	$25,000,000
SunTrust Bank	$35,000,000

Total	$550,000,000

SCHEDULE 3.04 Governmental Approvals

None.

SCHEDULE 3.07(e) Condemnation Proceedings

City of Fort Worth, Pltf. vs. AIL Investment, L.P., et al. including Cowtown Pipeline Partners, L.P., Dfts.; Case #20120043001; County Civil Court at Law No. 1 Tarrant County, Texas. The City of Fort Worth has condemned certain land in Tarrant County, Texas owned by AIL Investment, L.P. in order to enlarge and extend a municipally owned airport. Cowtown Pipeline Partners, L.P. (“Cowtown Pipeline”) had an easement over and across a portion of such property. While the original easement has been condemned pursuant to the judgment rendered, Cowtown Pipeline was awarded a permanent right-of-way in exchange for the condemned easement. As of the Restatement Date, the instrument awarding the permanent right-of-way has not yet been recorded.

SCHEDULE 3.07(g) Subsidiaries

Name	Jurisdiction	Percentage of Each Class of Equity Interest Owned by the Borrower or any such Subsidiary
Crestwood Midstream Partners LP	Delaware

Crestwood Gas Services Operating LLC	Delaware	100% equity interest owned by Crestwood Midstream Partners LP

Crestwood Gas Services Operating GP LLC	Delaware	100% equity interest owned by Crestwood Gas Services Operating LLC

Cowtown Gas Processing Partners L.P.	Texas	99% limited partner equity interest owned by Crestwood Gas Services Operating LLC
1% general partner equity interest owned by Crestwood Gas Services Operating GP LLC

Cowtown Pipeline Partners L.P.	Texas	99% limited partner equity interest owned by Crestwood Gas Services Operating LLC
1% general partner equity interest owned by Crestwood Gas Services Operating GP LLC

Crestwood Midstream Finance Corporation	Delaware	100% equity interest owned by Crestwood Midstream Partners LP

Crestwood Pipeline LLC	Texas	100% equity interest owned by Crestwood Midstream Partners LP

Crestwood Panhandle Pipeline LLC	Texas	100% equity interest owned by Crestwood Pipeline LLC

Crestwood Arkansas Pipeline LLC	Texas	100% equity interest owned by Crestwood Pipeline LLC

Crestwood Sabine Pipeline LLC	Texas	100% equity interest owned by Crestwood Midstream Partners LP

Sabine Treating LLC	Texas	100% equity interest owned by Crestwood Sabine Pipeline LLC

Crestwood Appalachia Pipeline LLC	Texas	100% equity interest owned by Crestwood Midstream Partners LP

Crestwood Marcellus Pipeline LLC	Delaware	100% equity interest owned by Crestwood Midstream Partners LP

SCHEDULE 3.07(h) Subscriptions

None.

SCHEDULE 3.08(a) Litigation

None.

SCHEDULE 3.12 Tax Returns

None.

SCHEDULE 3.15 Environmental Matters

None.

SCHEDULE 3.17 Real Property

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
AR.CO.02.00003.ROW	THOMAS H. CANUM SR. AND ELLEN D. CANUN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	1/10/2008	Conway	EASEMENT/ROW	16W	23		8N	159	27		Crestwood Arkansas Pipeline LLC
AR.CO.02.00004.ROW	WILLIAM A. NORMAN AND PAT M. NORMAN, TRUSTEES, OR THEIR SUCCESSORS IN TRUST, UNDER THE WILLIAM A. AND PAT M. NORMAN LIVING TRUST DATED FEBRUARY 17, 1998	ARKANSAS MIDSTREAM GAS SERVICES CORP	11/27/2007	Conway	EASEMENT/ROW	16W	3,34		7N,8N	160	58		Crestwood Arkansas Pipeline LLC
AR.CO.02.00005.ROW	JERRELL W. BRICE AND BETTY L. BRICE, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/11/2007	Conway	EASEMENT/ROW	16W	23,22		8N	162	589		Crestwood Arkansas Pipeline LLC
AR.CO.02.00006.ROW	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES CORP.	12/6/2007	Conway	EASEMENT/ROW	16W	2,34,35,26		7N,8N	166	615		Crestwood Arkansas Pipeline LLC
AR.CO.02.00007.ROW	MARTHA PEELER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/17/2007	Conway	EASEMENT/ROW	16W	23		8N	171	45		Crestwood Arkansas Pipeline LLC
AR.CO.02.00008.ROW	ROGER STRATTON AND MARIA L. STRATTON, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	12/4/2007	Conway	EASEMENT/ROW	16W	35,26		8N	171	49		Crestwood Arkansas Pipeline LLC
AR.CO.02.00009.ROW	B.L. WEST AND REBECCA J. WEST, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	11/30/2007	Conway	EASEMENT/ROW	16W	27,16,22		8N	171	53		Crestwood Arkansas Pipeline LLC
AR.CO.02.00010.LSE	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES CORP.	8/1/2008	Conway	LEASE	16W	26		8N	172	208		Crestwood Arkansas Pipeline LLC
AR.CO.02.00011.ROW	GEORGIA K. OPPLIGER	ARKANSAS MIDSTREAM GAS SERVICES CORP.	12/12/2007	Conway	EASEMENT/ROW	16W	15		8N	186	360		Crestwood Arkansas Pipeline LLC
AR.CO.02.00012.ROW	MICHAEL DAMION LUALLIN, SR.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/16/2009	Conway	EASEMENT/ROW	16W	34		8N	186	646		Crestwood Arkansas Pipeline LLC
AR.CO.02.00013.ROW	ANITA ZIMMERMAN, TRUSTEE OF THE ANITA ZIMMERMAN LIVING TRUST, DATED MARCH 25, 1992	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/25/2009	Conway	EASEMENT/ROW	16W	4		7N	186	651		Crestwood Arkansas Pipeline LLC
AR.CO.02.00014.ROW	LELA JEAN VOSS	165 FRYER BRIDGE ROAD	6/25/2009	Conway	EASEMENT/ROW	16W	4		7N	186	656		Crestwood Arkansas Pipeline LLC
AR.CO.02.00015.ROW	JOE LANGLEY, JR. AND DONNA A. LANGLEY, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/14/2009	Conway	EASEMENT/ROW	16W	34		8N	188	667		Crestwood Arkansas Pipeline LLC
AR.CO.02.00016.ROW	REX GARNER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/27/2009	Conway	EASEMENT/ROW	16W	34		8N	188	671		Crestwood Arkansas Pipeline LLC
AR.CO.02.00017.ROW	DELTIC TIMBER CORPORATION	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/18/2008	Conway	EASEMENT/ROW	16W	15		8N	188	675		Crestwood Arkansas Pipeline LLC
AR.CO.02.00018.ROW	TERESA IRENE COLLINSWORTH AND ROBERT N. COLLINGSWORTH, JR., WIFE AND HUSBAND	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	3/30/2009	Conway	EASEMENT/ROW	16W	10		7N	189	218		Crestwood Arkansas Pipeline LLC
AR.CO.02.00019.ROW	LOUIS E. SWOPE AND LISA D. SWOPE, CO-TRUSTEES OF THE LOUIS E. SWOPE AND LISA D. SWOPE REVOCABLE TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/4/2009	Conway	EASEMENT/ROW	16W	10		7N	189	223		Crestwood Arkansas Pipeline LLC
AR.CO.02.00020.ROW	MIKE BELL AND DEBBIE BELL, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/6/2009	Conway	EASEMENT/ROW	16W	10		7N	189	228		Crestwood Arkansas Pipeline LLC
AR.CO.02.00021.ROW	OZARK CONFERENCE CENTER, INC	ARKANSAS MIDSTREAM GAS SERVICES CORP	5/28/2009	Conway	EASEMENT/ROW	16W	10		7N	189	233		Crestwood Arkansas Pipeline LLC
AR.CO.02.00022.ROW	ADOLPH ANDRES AND MARIE BECK ANDRES, LIFE ESTATE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/27/2009	Conway	EASEMENT/ROW	16W	4		7N	189	237		Crestwood Arkansas Pipeline LLC
AR.CO.02.00023.ROW	GEORGE ALLEN ANDRES	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/27/2009	Conway	EASEMENT/ROW	16W	4		7N	189	242		Crestwood Arkansas Pipeline LLC
AR.CO.02.00024.ROW	EDWARD JOE ANDRES AND ADAM ANDRES	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/26/2009	Conway	EASEMENT/ROW	16W	4		7N	189	247		Crestwood Arkansas Pipeline LLC
AR.CO.02.00025.ROW	MARY MARGARET ANDRES	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/30/2009	Conway	EASEMENT/ROW	16W	4		7	189	254		Crestwood Arkansas Pipeline LLC
AR.CO.02.00026.ROW	ELIZABETH ANN SCHARF, AKA BETTY SCOTT	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/2/2009	Conway	EASEMENT/ROW	16W	4		7N	189	264		Crestwood Arkansas Pipeline LLC
AR.CO.02.00027.ROW	WILLIAM FRANK ANDRES AND JARED LYNN ANDRES	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/26/2009	Conway	EASEMENT/ROW	12W	4		7	189	269		Crestwood Arkansas Pipeline LLC
AR.CO.02.00028.ROW	ELIZABETH SCHARF, TRUSTEE UNDER THE SCHARF LIVING TRUST, DATED OCTOBER 16, 2000, AKA BETTY SCOTT	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/2/2009	Conway	EASEMENT/ROW	16W	4		7N	189	274		Crestwood Arkansas Pipeline LLC
AR.CO.02.00029.ROW	JOSEPH T. HARTMAN AND MARY JEAN HARTMAN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/2/2009	Conway	EASEMENT/ROW	16W	34		8N	190	404		Crestwood Arkansas Pipeline LLC
AR.CO.02.00030.ROW	JESSE R. CLARK AKA JESSE RAY CLARK	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/2/2009	Conway	EASEMENT/ROW	16W	34		8N	190	400		Crestwood Arkansas Pipeline LLC
AR.CO.02.00031.ROW	RANDALL REESE AND JILLIAN L. REESE, HIS WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/1/2009	Conway	EASEMENT/ROW	16W	34		8N	189	292		Crestwood Arkansas Pipeline LLC
AR.CO.02.00032.ROW	JESSE R. CLARK AKA JESSE RAY CLARK	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/2/2009	Conway	EASEMENT/ROW	16W	34		8N	190	396		Crestwood Arkansas Pipeline LLC
AR.CO.02.00033.ROW	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/17/2009	Conway	EASEMENT/ROW	16W	34		8N	189	304		Crestwood Arkansas Pipeline LLC
AR.CO.02.00034.ROW	LELA JEAN VOSS, AN UNMARRIED PERSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/19/2008	Conway	EASEMENT/ROW	16W	5		7N	189	342		Crestwood Arkansas Pipeline LLC
AR.CO.02.00035.ROW	JESSE R. VOSS AND LELA JEAN VOSS A/K/A LELA JEAN THOMAS, AS TENANTS IN COMMON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/11/2008	Conway	EASEMENT/ROW	16W	5		7N	189	346		Crestwood Arkansas Pipeline LLC
AR.CO.02.00036.ROW	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/6/2009	Conway	EASEMENT/ROW	16W	34,35		8N	189	350		Crestwood Arkansas Pipeline LLC
AR.CO.02.00037.ROW	ADOLPH ANDRES AND MARIE BECK ANDRES, LIFE ESTATE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/26/2009	Conway	EASEMENT/ROW	16W	4		7N	189	368		Crestwood Arkansas Pipeline LLC
AR.CO.02.00038.LSE	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/16/2008	Conway	LEASE	16W	35		8N	189	373		Crestwood Arkansas Pipeline LLC
AR.CO.02.00039.ROW	LELA JEAN VOSS, AN UNMARRIED PERSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/21/2008	Conway	EASEMENT/ROW	16W	4		7N	189	492		Crestwood Arkansas Pipeline LLC
AR.CO.02.00040.LSE	WILLIAM A. NORMAN AND PAT M. NORMAN, OR THEIR SUCCESSORS IN TRUST, UNDER THE WILLIAM A. AND PAT M. NORMAN LIVING TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/5/2009	Conway	SURFACE AGREEMENT	16W	3		7N	189	361		Crestwood Arkansas Pipeline LLC
AR.CO.02.00040.ROW	WILLIAM A. NORMAN AND PAT M. NORMAN, OR THEIR SUCCESSORS IN TRUST, UNDER THE WILLIAM A. AND PAT M. NORMAN LIVING TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/5/2009	Conway	EASEMENT/ROW	16W	3		7N	189	355		Crestwood Arkansas Pipeline LLC
AR.CO.02.00041.ROW	ERBY ROWELL, JR.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/17/2009	Conway	EASEMENT/ROW	16W	2, 35, 34, 3		7N, 8N	190	388		Crestwood Arkansas Pipeline LLC
AR.CO.02.00042.ROW	YVONNE C. BENNETT	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/15/2009	Conway	EASEMENT/ROW	16W	34		8N	189	300		Crestwood Arkansas Pipeline LLC
AR.CO.02.00043.ROW	MARK E. MASSEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/28/2009	Conway	EASEMENT/ROW	16W	2		7N	190	408		Crestwood Arkansas Pipeline LLC
AR.CO.02.00044.ROW	JOHN WAHRMUND AND RHONDA WAHRMUND	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/5/2009	Conway	EASEMENT/ROW	15W	5		7N	190	422		Crestwood Arkansas Pipeline LLC
AR.CO.02.00045.ROW	VICTOR F. FOSTER AND MARVALEE M. FOSTER, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/11/2008	Conway	EASEMENT/ROW	15W	6		7N	190	427		Crestwood Arkansas Pipeline LLC
AR.CO.02.00046.ROW	GARY D. STARK AND BRENDA STARK, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/10/2008	Conway	EASEMENT/ROW	15W	5		7N	190	431		Crestwood Arkansas Pipeline LLC
AR.CO.02.00047.ROW	LOUISA A. WARD, AN UNMARRIED PERSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/8/2008	Conway	EASEMENT/ROW	15W	5		7N	190	435		Crestwood Arkansas Pipeline LLC
AR.CO.02.00048.ROW	JERRY D. WAHRMUND AND MARGIE A. WAHRMUND AS CO-TRUSTEES OR TO THE SUCCESSOR TRUSTEE OF THE WAHRMUND LIVING TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/5/2009	Conway	EASEMENT/ROW	15W	5		7N	190	439		Crestwood Arkansas Pipeline LLC
AR.CO.02.00049.ROW	JANIE AND WESLEY HOWELL	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/2/2008	Conway	EASEMENT/ROW	16W	1		7N	190	444		Crestwood Arkansas Pipeline LLC
AR.CO.02.00050.ROW	STANLEY FOSHEE AND SUNNY FOSHEE, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/10/2008	Conway	EASEMENT/ROW	15W	6		7N	190	448		Crestwood Arkansas Pipeline LLC
AR.CO.02.00051.ROW	CHARLES E. MAY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/22/2008	Conway	EASEMENT/ROW	15W	6		7N	190	452		Crestwood Arkansas Pipeline LLC
AR.CO.02.00052.ROW	MACHELLE TINDELL	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/16/2008	Conway	EASEMENT/ROW	15W	6		7N	190	456		Crestwood Arkansas Pipeline LLC
AR.CO.02.00053.ROW	LILA J. WILLIAMS, SURVIVING SPOUSE OF JAMES T. WILLIAMS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/8/2008	Conway	EASEMENT/ROW	15W	5		7N	190	460		Crestwood Arkansas Pipeline LLC
AR.CO.02.00054.ROW	MAE ESTHER MCDANIEL	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/10/2008	Conway	EASEMENT/ROW	15W	32		8N	190	464		Crestwood Arkansas Pipeline LLC
AR.CO.02.00055.ROW	NAOMI A. HOLLAND, SURVIVING SPOUSE OF ALVIE L. HOLLAND	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/11/2008	Conway	EASEMENT/ROW	15W	6		7N	190	468		Crestwood Arkansas Pipeline LLC
AR.CO.02.00056.ROW	CHRISTOPHER R. ROBBINS, A MARRIED PERSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/12/2008	Conway	EASEMENT/ROW	15W	6		7N	190	472		Crestwood Arkansas Pipeline LLC
AR.CO.02.00057.ROW	MARK S. MERIDETH AND JONI R. MERIDETH, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/29/2008	Conway	EASEMENT/ROW	16W	1		7N	190	476		Crestwood Arkansas Pipeline LLC
AR.CO.02.00058.ROW	WAKITA LAMB	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/23/2009	Conway	EASEMENT/ROW	16W	1		7N	190	480		Crestwood Arkansas Pipeline LLC
AR.CO.02.00059.ROW	HARRY WEBER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/13/2009	Conway	EASEMENT/ROW	15W	5		7N	190	685		Crestwood Arkansas Pipeline LLC
AR.CO.02.00060.ROW	MARK S. MERIDETH AND JONI R. MERIDETH, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/23/2009	Conway	EASEMENT/ROW	16W	2		7N	191	232		Crestwood Arkansas Pipeline LLC
AR.CO.02.00061.ROW	B.L. WEST AND REBECCA J. WEST, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/9/2009	Conway	EASEMENT/ROW	16W	26		8N	191	384		Crestwood Arkansas Pipeline LLC
AR.CO.02.00062.ROW	MARLON DEAN AND CATHERINE DEAN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/11/2009	Conway	EASEMENT/ROW	15W	5		7N	191	612		Crestwood Arkansas Pipeline LLC
AR.CO.02.00063.ROW	ALICIA TAYLOR	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/16/2008	Conway	EASEMENT/ROW	16W	2		7N	191	616		Crestwood Arkansas Pipeline LLC
AR.CO.02.00064.ROW	WILLIAM A. NORMAN AND PAT M. NORMAN TRUSTEES OF THE WILLIAM A. AND PAT M. NORMAN LIVING TRUST DATED FEBRUARY 17TH 1998	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/11/2009	Conway	EASEMENT/ROW	16W	3		7N	191	620		Crestwood Arkansas Pipeline LLC
AR.CO.02.00065.ROW	AFFORDABLE LAND DEVELOPING, INC.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/14/2009	Conway	EASEMENT/ROW	15W	5		7N	192	676		Crestwood Arkansas Pipeline LLC
AR.CO.02.00066.ROW	AFFORDABLE LAND DEVELOPING, INC.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/29/2009	Conway	EASEMENT/ROW	15W	6		7N	192	681		Crestwood Arkansas Pipeline LLC
AR.CO.02.00067.ROW	GEORGIA BROWN, JERRY W. BROWN AND PAULA BROWN, RANDY GEORGE AND LINDA K. GEORGE, WILLIE COLE AND JANICE F. COLE, GLEN R. BROWN AND LINDA BROWN, AND HAROLD A. BROWN	FRONTIER GAS SERVICES, LLC	4/26/2010	Conway	EASEMENT/ROW	16W	36		8N	201	8		Crestwood Arkansas Pipeline LLC
AR.CO.02.00068.ROW	EMMET J. GADBERRY AND CAROLYN F. GADBERRY	FRONTIER GAS SERVICES, LLC	4/16/2010	Conway	EASEMENT/ROW	15W	31		8N	201	15		Crestwood Arkansas Pipeline LLC
AR.CO.02.00069.ROW	HENRY W. GOVAN AND ANGELA R. GOVAN	FRONTIER GAS SERVICES, LLC	4/23/2010	Conway	EASEMENT/ROW	15W	6		7N	201	18		Crestwood Arkansas Pipeline LLC
AR.CO.02.00070.ROW	RONNIE HILL AND JANIE HILL	FRONTIER GAS SERVICES, LLC	4/16/2010	Conway	EASEMENT/ROW	15W	6		7N	201	21		Crestwood Arkansas Pipeline LLC
AR.CO.02.00071.ROW	BERNARD NELSON	FRONTIER GAS SERIVCES, LLC	4/19/2010	Conway	EASEMENT/ROW	15W	6		7N	201	24		Crestwood Arkansas Pipeline LLC
AR.CO.02.00072.ROW	W.A. NORMAN AND PATSY M. NORMAN, TRUSTEES OF THE WILLIAM A. AND PAT M. NORMAN LIVING TRUST	FRONTIER GAS SERVICES, LLC	3/1/2010	Conway	EASEMENT/ROW	16W	3		7N	201	27		Crestwood Arkansas Pipeline LLC

AR.CO.02.00073.ROW	ERBY ROWELL, JR.	FRONTIER GAS SERVICES, LLC	2/25/2010	Conway	EASEMENT/ROW	16W	34	8N	201	32	Crestwood Arkansas Pipeline LLC
AR.CO.02.00074.ROW	MACHELLE TINDELL	FRONTIER GAS SERVICES, LLC	5/18/2010	Conway	EASEMENT/ROW	15W	6	7N	201	35	Crestwood Arkansas Pipeline LLC
AR.CO.02.00075.ROW	CHRISTOPHER WEST AND DIXIE LEE WEST	FRONTIER GAS SERVICES, LLC	4/22/2010	Conway	EASEMENT/ROW	15W	31	8N	201	38	Crestwood Arkansas Pipeline LLC
AR.CO.02.00076.ROW	MICHAEL H. MASSEY, A/K/A MICHAEL MASSEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	3/30/2010	Conway	AMENDMENT	16W	2	7N	201	534	Crestwood Arkansas Pipeline LLC
AR.CO.02.00076.ROW	MICHAEL H. MASSEY, A/K/A MICHAEL MASSEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/28/2009	Conway	EASEMENT/ROW	16W	2	7N	190	415	Crestwood Arkansas Pipeline LLC
AR.CO.02.00077.ROW	JANETTE JOHNSON	FRONTIER GAS SERVICES, LLC	8/3/2010	Conway	EASEMENT/ROW	15W	11, 10	7N	203	588	Crestwood Arkansas Pipeline LLC
AR.CO.02.00078.ROW	LEONARD L. NOLAND AND LISA A. NOLAND	FRONTIER GAS SERVICES, LLC	7/2/2010	Conway	EASEMENT/ROW	15W	10	7N	203	591	Crestwood Arkansas Pipeline LLC
AR.CO.02.00079.ROW	GEORGIA K. OPPLIGER	FRONTIER GAS SERVICES, LLC	7/8/2010	Conway	EASEMENT/ROW	16W	15	8N	203	594	Crestwood Arkansas Pipeline LLC
AR.CO.02.00080.ROW	LOUISA A. WARD	FRONTIER GAS SERVICES, LLC.	8/16/2010	Conway	EASEMENT/ROW	15W	5,8	7N	205	589	Crestwood Arkansas Pipeline LLC
AR.CO.02.00081.ROW	LARRY SMITH AND SHIRLEY SMITH	FRONTIER GAS SERVICES, LLC.	9/20/2010	Conway	EASEMENT/ROW	15W	7	7N	205	592	Crestwood Arkansas Pipeline LLC
AR.CO.02.00082.ROW	WARREN G. BRADLEY, (DECEASED) AND BARBARA BRADLEY	FRONTIER GAS SERVICES, LLC.	9/20/2010	Conway	EASEMENT/ROW	15W	7,6	7N	205	595	Crestwood Arkansas Pipeline LLC
AR.CO.02.00083.ROW	DELORIS JEAN STRACNER	FRONTIER GAS SERVICES, LLC.	10/1/2010	Conway	EASEMENT/ROW	15W	7	7N	205	598	Crestwood Arkansas Pipeline LLC
AR.CO.02.00084.ROW	BEVERLY ANN WILLIAMS	FRONTIER GAS SERVICES, LLC.	8/24/2010	Conway	EASEMENT/ROW	15W	17,18	8N	205	601	Crestwood Arkansas Pipeline LLC
AR.CO.02.00085.ROW	EARL BROCKWAY AND JOYCE BROCKWAY	FRONTIER GAS SERVICES, LLC.	10/5/2010	Conway	EASEMENT/ROW	15W	17	8N	205	604	Crestwood Arkansas Pipeline LLC
AR.CO.02.00086.ROW	THOMAS WAYNE LEWIS	FRONTIER GAS SERVICES, LLC.	9/3/2010	Conway	EASEMENT/ROW	16W	13	8N	205	607	Crestwood Arkansas Pipeline LLC
AR.CO.02.00087.ROW	PATRICIA E. SCRUGGS	FRONTIER GAS SERVICES, LLC.	10/11/2010	Conway	EASEMENT/ROW	15W	17	8N	205	610	Crestwood Arkansas Pipeline LLC
AR.CO.02.00088.ROW	JIMMIE LAVERNE LEWIS AND JOHN LOYD LEWIS	FRONTIER GAS SERVICES, LLC.	10/14/2010	Conway	EASEMENT/ROW	16W	12,13	7N	206	268	Crestwood Arkansas Pipeline LLC
AR.CO.02.00089.ROW	MACHELLE TINDELL	FRONTIER GAS SERVICES, LLC.	10/21/2010	Conway	EASEMENT/ROW	15W	6	7N	206	271	Crestwood Arkansas Pipeline LLC
AR.CO.02.00090.ROW	MURL LATIMER AND ANNA RUTH LATIMER	FRONTIER GAS SERVICES, LLC.	10/12/2010	Conway	EASEMENT/ROW	15W	17	8N	206	274	Crestwood Arkansas Pipeline LLC
AR.CO.02.00091.ROW	DENNIS J. MANION III AND MARY J. MANION	FRONTIER GAS SERVICES, LLC.	9/27/2010	Conway	EASEMENT/ROW	15W	7	7N	206	277	Crestwood Arkansas Pipeline LLC
AR.CO.02.00092.ROW	DENNIS J. MANION III AND MARY J. MANION	FRONTIER GAS SERVICES, LLC.	10/21/2010	Conway	EASEMENT/ROW	15W	7	7N	206	280	Crestwood Arkansas Pipeline LLC
AR.CO.02.00093.ROW	CONNIE SMITH	FRONTIER GAS SERVICES, LLC.	10/20/2010	Conway	EASEMENT/ROW	15W	7	7N	206	283	Crestwood Arkansas Pipeline LLC
AR.CO.02.00094.ROW	R. DEAN WALLACE AND JERRI CHRISTY DUNLAP WALLACE	FRONTIER GAS SERVICES, LLC.	10/13/2010	Conway	EASEMENT/ROW	12W	6	7N	206	288	Crestwood Arkansas Pipeline LLC
AR.CO.02.00095.ROW	CARROLYN S. DUNLAP	FRONTIER GAS SERVICES, LLC.	11/12/2010	Conway	EASEMENT/ROW	15W	11	7N	207	242	Crestwood Arkansas Pipeline LLC
AR.CO.02.00096.ROW	SHANNON VAUGHN	FRONTIER GAS SERVICES, LLC.	11/26/2010	Conway	EASEMENT/ROW	15W	9	7N	207	245	Crestwood Arkansas Pipeline LLC
AR.CO.02.00097.ROW	COLETTE BRAUD AND GILBERT G. BRAUD, JR	FRONTIER GAS SERVICES, LLC.	11/25/2010	Conway	EASEMENT/ROW	15W	8,9	7N	207	248	Crestwood Arkansas Pipeline LLC
AR.CO.02.00098.ROW	AVERY RHODEN, DECEASED AND SANDRA KAY RHODEN SHOCKLEY AND BREK SHOCKLEY	FRONTIER GAS SERVICES, LLC.	11/24/2010	Conway	EASEMENT/ROW	15W	8	7N	207	330	Crestwood Arkansas Pipeline LLC
AR.CO.02.00099.ROW	THOMAS E. GRAY AND GENEVA GRAY	FRONTIER GAS SERVICES, LLC.	12/6/2010	Conway	EASEMENT/ROW	15W	33	8N	207	407	Crestwood Arkansas Pipeline LLC
AR.CO.02.00100.ROW	LEON MAXFIELD AND BENNIE MAXFIELD	FRONTIER GAS SERVICES, LLC.	12/6/2010	Conway	EASEMENT/ROW	15W	33	8N	207	410	Crestwood Arkansas Pipeline LLC
AR.CO.02.00101.ROW	JAMES MAXFIELD AND JOHNNIE MAXFIELD	FRONTIER GAS SERVICES, LLC.	12/6/2010	Conway	EASEMENT/ROW	15W	33	8N	208	235	Crestwood Arkansas Pipeline LLC
AR.CO.02.00102.ROW	GAIL EALY AND DWEIGHT EALY	FRONTIER GAS SERVICES, LLC.	12/14/2010	Conway	EASEMENT/ROW	15W	33	8N	208	734	Crestwood Arkansas Pipeline LLC
AR.CO.02.00103.ROW	LYLE S. WILSON, DECEASED, JANET L. WILSON, AND BRANDON S. WILSON	FRONTIER GAS SERVICES, LLC.	12/14/2010	Conway	EASEMENT/ROW	15W	9	7N	208	738	Crestwood Arkansas Pipeline LLC
AR.CO.02.00104.ROW	WALTER C. BILLINGSLEY AND MELBA FAYE BILLINDSLEY, TRUSTEES OF THE WALTER C. BILLINGSLEY AND MELBA FAYE BILLINGSLEY REVOCABLE LIVING TRUST	FRONTIER GAS SERVICES, LLC.	12/9/2010	Conway	EASEMENT/ROW	15W	10	7N	208	741	Crestwood Arkansas Pipeline LLC
AR.CO.02.00105.ROW	RUTH HALE AND LEWIS G. HALE	FRONTIER GAS SERVICES, LLC.	12/2/2010	Conway	EASEMENT/ROW	15W	10	7N	209	4	Crestwood Arkansas Pipeline LLC
AR.CO.02.00106.ROW	EXIE JOHNSON	FRONTIER GAS SERVICES, LLC.	12/10/2010	Conway	EASEMENT/ROW	15W	33,3	8N,7N	209	296	Crestwood Arkansas Pipeline LLC
AR.CO.02.00107.ROW	EDDIE UNDERWOOD AND SHIRLEY UNDERWOOD	FRONTIER GAS SERVICES, LLC.	12/22/2010	Conway	EASEMENT/ROW	15W	7	7N	209	299	Crestwood Arkansas Pipeline LLC
AR.CO.02.00108.ROW	AFFORDABLE LAND DEVELOPING, INC.	FRONTIER GAS SERVICES, LLC.	12/14/2010	Conway	EASEMENT/ROW	15W	11	7	209	302	Crestwood Arkansas Pipeline LLC
AR.CO.02.00109.ROW	DEAN WICH AND DEBBIE WICH	FRONTIER GAS SERVICES, LLC.	12/18/2010	Conway	EASEMENT/ROW	15W	12	7N	210	567	Crestwood Arkansas Pipeline LLC
AR.CO.02.00110.ROW	CAROL MURCH AND LARRY MURCH	FRONTIER GAS SERVICES, LLC.	12/16/2010	Conway	EASEMENT/ROW	15W	12	7N	210	570	Crestwood Arkansas Pipeline LLC
AR.CO.02.00111.ROW	CATHY RECH AND JOHN RECH	FRONTIER GAS SERVICES, LLC.	12/16/2010	Conway	EASEMENT/ROW	15W	12	7N	210	573	Crestwood Arkansas Pipeline LLC
AR.CO.02.00112.ROW	DELTIC TIMBER CORPORATION	FRONTIER GAS SERVICES, LLC.	1/18/2011	Conway	EASEMENT/ROW	16W	14,15	8N	210	576	Crestwood Arkansas Pipeline LLC
AR.CO.02.00113.ROW	BETTY WOOD AND LARRY WOOD	FRONTIER GAS SERVICES, LLC.	1/7/2011	Conway	EASEMENT/ROW	12W	12	7N	210	582	Crestwood Arkansas Pipeline LLC
AR.CO.02.00114.ROW	BESSIE HILL	FRONTIER GAS SERVICES, LLC.	1/7/2011	Conway	EASEMENT/ROW	15W	33,3	8N,7N	210	585	Crestwood Arkansas Pipeline LLC
AR.CO.02.00115.ROW	JAMES G. ENNIS AND LINDA J. COMBS ENNIS	FRONTIER GAS SERVICES, LLC.	12/24/2010	Conway	EASEMENT/ROW	15W	12	7N	210	591	Crestwood Arkansas Pipeline LLC
AR.CO.02.00116.ROW	ANTOINETTE JENKINS	FRONTIER GAS SERVICES, LLC.	12/19/2010	Conway	EASEMENT/ROW	15W	33,3	8N,7N	210	594	Crestwood Arkansas Pipeline LLC
AR.CO.02.00117.ROW	CLYDE WILLIAMS	FRONTIER GAS SERVICES, LLC.	12/23/2010	Conway	EASEMENT/ROW	15W	9,8	7N	210	597	Crestwood Arkansas Pipeline LLC
AR.CO.02.00118.ROW	JAMES E. BREWER & MATTIE L. BREWER, TRUSTEES OF THE JAMES E. BREWER & MATTIE L. BREWER REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	12/23/2010	Conway	EASEMENT/ROW	15W	33	8N	210	600	Crestwood Arkansas Pipeline LLC
AR.CO.02.00119.ROW	CALVIN C. CANADY AND JEWEL F. CANADY	FRONTIER GAS SERVICES, LLC.	12/23/2010	Conway	EASEMENT/ROW	15W	4	7N	210	603	Crestwood Arkansas Pipeline LLC
AR.CO.02.00120.ROW	THEODORE JENKINS AND MARY JENKINS	FRONTIER GAS SERVICES, LLC.	12/20/2010	Conway	EASEMENT/ROW	15W	33,3	8N,7N	210	606	Crestwood Arkansas Pipeline LLC
AR.CO.02.00121.ROW	TESSIE WARREN AND EDWARD WARREN	FRONTIER GAS SERVICES, LLC.	12/27/2010	Conway	EASEMENT/ROW	15W	33,3	8N,7N	210	613	Crestwood Arkansas Pipeline LLC
AR.CO.02.00122.ROW	JOHN M. JUNKINS AND REBECCA DAVIS JUNKINS	FRONTIER GAS SERVICES, LLC.	1/14/2011	Conway	EASEMENT/ROW	15W	12	7N	210	619	Crestwood Arkansas Pipeline LLC
AR.CO.02.00123.ROW	STEVE R. FARRIS AND AMANDA DAVIS FARRIS	FRONTIER GAS SERVICES, LLC.	1/18/2011	Conway	EASEMENT/ROW	15W	12	7N	210	622	Crestwood Arkansas Pipeline LLC
AR.CO.02.00124.ROW	CHARLES EDWARD DAVIS	FRONTIER GAS SERVICES, LLC.	1/14/2011	Conway	EASEMENT/ROW	15W	12	7N	210	625	Crestwood Arkansas Pipeline LLC
AR.CO.02.00125.ROW	JERRY D. WAHRMUND AND MARGIE A. WAHRMUND	FRONTIER GAS SERVICES, LLC.	2/10/2011	Conway	EASEMENT/ROW	15W	9	7N	211	422	Crestwood Arkansas Pipeline LLC
AR.CO.02.00126.ROW	JERRY D. WAHRMUND AND MARGIE A. WAHRMUND AS CO-TRUSTEES OF THE WAHRMUND LIVING TRUST	FRONTIER GAS SERVICES, LLC.	2/10/2011	Conway	EASEMENT/ROW	15W	9	7N	211	425	Crestwood Arkansas Pipeline LLC
AR.CO.02.00127.ROW	KBJ TIMBER, LTD	CRESTWOOD ARKANSAS PIPELINE, LLC	7/1/2011	Conway	EASEMENT/ROW	16W	13,14	8N	215	457	Crestwood Arkansas Pipeline LLC
AR.CO.02.00128.ROW	MARGARET F. HART, MANAGING MEMEBER OF THE MARGARET HART, LLC.	FRONTIER GAS SERVICES, LLC.	2/24/2011	Conway	EASEMENT/ROW	15W	11	7N	211	431	Crestwood Arkansas Pipeline LLC
AR.CO.02.00129.ROW	JIMMY HART, NANCY HART, AND MARGARET F. HART	FRONTIER GAS SERVICES, LLC.	2/24/2011	Conway	EASEMENT/ROW	15W	12	7N	211	434	Crestwood Arkansas Pipeline LLC
AR.CO.02.00130.ROW	JIMMY HART AND NANCY HART	FRONTIER GAS SERVICES, LLC.	2/24/2011	Conway	EASEMENT/ROW	15W	11	7N	211	437	Crestwood Arkansas Pipeline LLC
AR.CO.02.00131.ROW	WILLIAM A. BIGGERS AND JUDY BIGGERS	FRONTIER GAS SERVICES, LLC.	2/22/2011	Conway	EASEMENT/ROW	15W	11	7N	212	62	Crestwood Arkansas Pipeline LLC
AR.CO.02.00132.ROW	LOUIS HUETT	FRONTIER GAS SERVICES, LLC.	3/3/2011	Conway	EASEMENT/ROW	15W	2	7N	212	65	Crestwood Arkansas Pipeline LLC
AR.CO.02.00133.ROW	THEODORE JENKINS AND MARY JENKINS	FRONTIER GAS SERVICES, LLC.	3/9/2011	Conway	EASEMENT/ROW	15W	3	7N	212	146	Crestwood Arkansas Pipeline LLC
AR.CO.02.00134.ROW	ANTOINETTE JENKINS	FRONTIER GAS SERVICES, LLC.	3/14/2011	Conway	EASEMENT/ROW	15W	3	7N	212	149	Crestwood Arkansas Pipeline LLC
AR.CO.02.00135.ROW	EXIE JOHNSON	FRONTIER GAS SERVICES, LLC.	3/15/2011	Conway	EASEMENT/ROW	15W	3	7N	212	152	Crestwood Arkansas Pipeline LLC
AR.CO.02.00136.ROW	ROBERT MORGAN DAVIS III AND CHERYL DAVIS	FRONTIER GAS SERVICES, LLC.	1/18/2011	Conway	EASEMENT/ROW	15W	12	7N	212	194	Crestwood Arkansas Pipeline LLC
AR.CO.02.00137.ROW	MICHAEL MCDANIEL, TRUSTEE OF THE MCDANIEL FAMILY TRUST	FRONTIER GAS SERVICES, LLC	12/15/2010	Conway	EASEMENT/ROW	15W	32	8N	197	199	Crestwood Arkansas Pipeline LLC
AR.CO.02.00138.ROW	BESSIE HILL	FRONTIER GAS SERVICES, LLC	3/24/2011	Conway	EASEMENT/ROW	15W	3	7N	212	200	Crestwood Arkansas Pipeline LLC
AR.CO.02.00139.ROW	WILFRED L. MAZUREK, SR. AND WINNIE F. MAZUREK	FRONTIER GAS SERVICES, LLC	3/3/2011	Conway	EASEMENT/ROW	15W	9, 10	7N	212	203	Crestwood Arkansas Pipeline LLC
AR.CO.02.00140.ROW	ESTATE OF WINTHROP PAUL ROCKEFELLAR, BY THE DULY AUTHORIZED AND EMPOWERED EXECUTOR OF THE ESTATE, LISENNE D. ROCKEFELLER	FRONTIER GAS SERVICES, LLC	3/7/2011	Conway	EASEMENT/ROW	15W	9	7N	212	341	Crestwood Arkansas Pipeline LLC
AR.CO.02.00141.ROW	TESSIE WARREN AND EDWARD WARREN	FRONTIE GAS SERVICES, LLC	3/9/2011	Conway	EASEMENT/ROW	15W	3	7N	212	344	Crestwood Arkansas Pipeline LLC
AR.CO.02.00142.ROW	JAMES D. HAMILTON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/16/2010	Conway	CONDEMNATION	16W	34	8N			Crestwood Arkansas Pipeline LLC
AR.CO.02.00143.ROW	DONALD SAMMONS; FRANK MCGARVIN AND NANCY L. MCGARVIN	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/10/2009	Conway	CONDEMNATION	16W	3, 4	7N			Crestwood Arkansas Pipeline LLC
AR.CO.02.00144.ROW	NANCY L. MCGARVIN; FRANK MCGARVIN AND DON L. SAMMONS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/10/2009	Conway	CONDEMNATION	16W	4	7N			Crestwood Arkansas Pipeline LLC
AR.CO.02.00178.ROW	DONALD C. DELUCA REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE LLC	7/1/2010	Conway	EASEMENT/ROW	15W	17	8N	215	448	Crestwood Arkansas Pipeline LLC
AR.CO.02.00179.ROW	BENNY L. WEST AND REBECCA L. WEST	CRESTWOOD ARKANSAS PIPELINE LLC	7/14/2011	Conway	EASEMENT/ROW	16W	26, 25	8N	215	586	Crestwood Arkansas Pipeline LLC
AR.CO.02.00180.ROW	WARREN RAY ARNHART AND SHARON L. ARNHART	CRESTWOOD ARKANSAS PIPELINE LLC	7/14/2011	Conway	EASEMENT/ROW	15W	29, 30 20	8N	215	583	Crestwood Arkansas Pipeline LLC
AR.CO.02.00181.ROW	R. KEITH LEWIS, TRUSTEE OF THE R. KEITH LEWIS TRUST, AND JIMMY H. LEWIS, TRUSTEE OF THE JIMMY H. LEWIS	CRESTWOOD ARKANSAS PIPELINE LLC	7/18/2011	Conway	EASEMENT/ROW	16W	24	8N	215	580	Crestwood Arkansas Pipeline LLC
AR.CO.02.00182.ROW	VERDELL MAXWELL AND JO ANN MAXWELL	CRESTWOOD ARKANSAS PIPELINE LLC	8/5/2011	Conway	EASEMENT/ROW	15W	17	8N	216	257	Crestwood Arkansas Pipeline LLC

AR.CO.02.00183.ROW	DENNIS W. BOREN AND SHIRLEY M. BOREN	CRESTWOOD ARKANSAS PIPELINE, LLC	7/29/2011	Conway	EASEMENT/ROW	15W	29, 20	8N	216	251	Crestwood Arkansas Pipeline LLC
AR.CO.02.00184.ROW	PHILLIP MURRAY AND ANITA MURRAY	CRESTWOOD ARKANSAS PIPELINE LLC	8/19/2011	Conway	EASEMENT/ROW	16W	24	8N	216	424	Crestwood Arkansas Pipeline LLC
AR.CO.02.00185.ROW	JESSE R. VOSS, AND LINDA S. VOSS, HUSBAND AND WIFE, AND LELA JEAN VOSS, A/K/A LELA JEAN THOMAS AS TENANTS IN COMMON	CRESTWOOD ARKANSAS PIPELINE, LLC	11/3/2011	Conway	EASEMENT/ROW	16W	5	7N	219	61	Crestwood Arkansas Pipeline LLC
AR.CO.02.00186.ROW	LELA JEAN VOSS, AN UNMARRIED PERSON	CRESTWOOD ARKANSAS PIPELINE, LLC	11/3/2011	Conway	EASEMENT/ROW	16W	5	7N	219	65	Crestwood Arkansas Pipeline LLC
AR.CO.02.00187.ROW	JIMMIE LAVERNE LEWIS AND JOHN LOYD LEWIS, WIFE AND HUSBAND	CRESTWOOD ARKANSAS PIPELINE, LLC	11/10/2011	Conway	EASEMENT/ROW	16W	12	7N	219	57	Crestwood Arkansas Pipeline LLC
AR.CO.02.00188.ROW	KBJ TIMBER, LTD	CRESTWOOD ARKANSAS PIPELINE, LLC	7/1/2011	Conway	EASEMENT/ROW	16W	24, 25	8N	215	451	Crestwood Arkansas Pipeline LLC
AR.CO.02.00189.ROW	KATHERINE ANN BURNS AND JAY BURNS, AND JUDITH L. PALMER AND JONAS PALMER JR. AND AMANDA C. LEDDON AND MICHAEL LEDDON AND FREDERICK E. BECK AND LILLIAN R. BECK	CRESTWOOD ARKANSAS PIPELINE, LLC	6/30/2011	Conway	EASEMENT/ROW	16W	32	8N	215	468	Crestwood Arkansas Pipeline LLC
AR.CO.02.00190.SURF	AVERY RHODEN, DECEASED, SANDRA KAYE RHODEN SHOCKLEY AND BREK SHOCKLEY	CRESTWOOD ARKANSAS PIPELINE LLC	12/23/2011	Conway	SURFACE AGREEMENT	15W	8	7N	219	92	Crestwood Arkansas Pipeline LLC
AR.CO.02.00191.ROAD	AVERY RHODEN, DECEASED, SANDRA KAYE RHODEN SHOCKLEY AND BREK SHOCKLEY	CRESTWOOD ARKANSAS PIPELINE, LLC	12/23/2011	Conway	ROAD EASEMENT	15W	8	7N	219	95	Crestwood Arkansas Pipeline LLC
AR.CO.02.00192.SURF	JIMMY H. LEWIS, TRUSTEE OF THE JIMMY H. LEWIS TRUST	CRESTWOOD ARKANSAS PIPELINE LLC	12/31/2011	Conway	SURFACE AGREEMENT	16W	24	8N	219	303	Crestwood Arkansas Pipeline LLC
AR.CO.02.00193.SURF	R. KEITH LEWIS, TRUSTEE OF THE R. KEITH LEWIS TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC	12/31/2011	Conway	SURFACE AGREEMENT	16W	24	8N	219	306	Crestwood Arkansas Pipeline LLC
AR.CO.02.00195.ROW	CARROLYN S. DUNLAP, A/K/A CARROLYN DUNLAP MARSH	CRESTWOOD ARKANSAS PIPELINE LLC	4/29/2011	Conway	EASEMENT/ROW	14W	6	7N	214	253	Crestwood Arkansas Pipeline LLC
AR.CO.02.00196.ROW	JERRY D. DUVALL AND WANDA K. DUVALL	CRESTWOOD ARKANSAS PIPELINE, LLC	5/9/2011	Conway	EASEMENT/ROW	14W	6	7N	214	208	Crestwood Arkansas Pipeline LLC
AR.CO.02.00197.ROW	SHIRLEY J. GILBERT, TRUSTEE, THE SHIRLEY J. GILBERT REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC	5/23/2011	Conway	EASEMENT/ROW	16W, 15W	13, 18	8N	214	584	Crestwood Arkansas Pipeline LLC
AR.CO.02.00198.ROW	BRENDA GAIL HARWOOD	CRESTWOOD MIDSTREAM PARTNERS, LP	5/18/2011	Conway	EASEMENT/ROW	15W	18	8N	214	565	Crestwood Arkansas Pipeline LLC
AR.CO.02.00199.ROW	JAMES L. CURRY AND DIANA H. CURRY	CRESTWOOD MIDSREAM PARTNERS, LP	5/17/2011	Conway	EASEMENT/ROW	15W	18, 19	8N	214	559	Crestwood Arkansas Pipeline LLC
AR.CO.02.00200.ROW	ROGER STRATTON AND MARIA L. STRATTON	CRESTWOOD ARKANSAS PIPELINE, LLC	5/20/2011	Conway	EASEMENT/ROW	16W	26, 35	8N	524	377	Crestwood Arkansas Pipeline LLC
AR.CO.02.00201.ROW	ELIZABETH SCHARF, TRUSTEE UNDER THE SCHARF LIVING TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC	6/7/2011	Conway	EASEMENT/ROW	16W	4	7N	215	619	Crestwood Arkansas Pipeline LLC
AR.CO.02.00202.ROW	LARRY JAMES MORROW AND JANIS KAYE MORROW	CRESTWOOD ARKANSAS PIPELINE, LLC	6/8/2011	Conway	EASEMENT/ROW	15W	30	8N	215	176	Crestwood Arkansas Pipeline LLC
AR.CO.02.00203.ROW	GREEN BAY PACKAGING, INC.	CRESTWOOD ARKANSAS PIPELINE, LLC	6/16/2011	Conway	EASEMENT/ROW	15W	19	8N	215	249	Crestwood Arkansas Pipeline LLC
AR.CO.02.00204.ROW	ESTATE OF WINTHROP PAUL ROCKEFELLER, BY THE DULY AUTHORIZED AND EMPOWERED EXECUTOR OF THE ESTATE, LISENNE D. ROCKEFELLER	CRESTWOOD ARKANSAS PIPELINE, LLC	4/11/2011	Conway	EASEMENT/ROW	15W	3	7N	214	173	Crestwood Arkansas Pipeline LLC
AR.CO.02.00205.ROW	BOBBY YARBROUGH AND CAROLYN YARBROUGH, TRUSTEES OF THE YARBROUGH FAMILY REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC	7/29/2011	Conway	EASEMENT/ROW	15W	20, 29	8N	216	244	Crestwood Arkansas Pipeline LLC
AR.CO.02.00206.ROW	FAYETTEVILLE EXPRESS PIPELINE, LLC	CRESTWOOD ARKANSAS PIPELINE, LLC	6/16/2011	Conway	EASEMENT/ROW	15W	17	8N	215	172	Crestwood Arkansas Pipeline LLC
AR.CO.02.00207.ROW	GWYNNETH L. LEDBETTER TRUSTEE, LEDBETTER REVOCABLE TRUST	CRESTWOOD MIDSTREAM PARTNERS , LP	5/20/2011	Conway	EASEMENT/ROW	14W	5	7N	214	592	Crestwood Arkansas Pipeline LLC
AR.CO.02.00208.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	7/27/2011	Conway	LICENSE/PERMIT	15	17	8			Crestwood Arkansas Pipeline LLC
AR.CO.02.00209.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	4/19/2011	Conway	LICENSE/PERMIT						Crestwood Arkansas Pipeline LLC
AR.CO.02.00210.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	4/19/2011	Conway	LICENSE/PERMIT						Crestwood Arkansas Pipeline LLC
AR.CO.02.00211.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	4/19/2011	Conway	LICENSE/PERMIT						Crestwood Arkansas Pipeline LLC
AR.CO.02.00212.PERM	CONWAY COUNTY	FRONTIER GAS SERVICES	10/18/2010	Conway	LICENSE/PERMIT	15	31	8			Crestwood Arkansas Pipeline LLC
AR.CO.02.00213.PERM	CONWAY COUNTY	FRONTIER GAS SERVICES	10/19/2010	Conway	LICENSE/PERMIT	15	31	8			Crestwood Arkansas Pipeline LLC
AR.CO.02.00214.PERM	CONWAY COUNTY	FRONTIER GAS SERVICES	12/1/2010	Conway	LICENSE/PERMIT	15W	9	7N			Crestwood Arkansas Pipeline LLC
AR.CO.02.00215.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	7/27/2011	Conway	LICENSE/PERMIT	15	18	8			Crestwood Arkansas Pipeline LLC
AR.CO.02.00216.PERM	CONWAY COUNTY	CRESTWOOD ARKANSAS PIPELINE LLC	8/16/2011	Conway	LICENSE/PERMIT	15W	20	8N			Crestwood Arkansas Pipeline LLC
AR.CO.02.00217.PERM	CONWAY COUNTY	FRONTIER GAS SERVICES	12/1/2010	Conway	LICENSE/PERMIT	15	7	7			Crestwood Arkansas Pipeline LLC
AR.CO.02.00218.PERM	CONWAY COUNTY	FRONTIER GAS SERVICES	12/1/2010	Conway	LICENSE/PERMIT	15	7 & 8	7			Crestwood Arkansas Pipeline LLC
AR.CO.02.00225.ROW	ADOLPH ANDRES AND MARIE BECK ANDRES LIFE ESTATE	ARKANSAS MIDSTREAM GAS SERVICES CORP	6/30/2009	Conway	EASEMENT/ROW	16W	4	7	189	259	Crestwood Arkansas Pipeline LLC
AR.CO.02.00226.ROW	EVERETT ROWELL	CRESTWOOD ARKANSAS PIPELINE LLC	8/7/2012	Conway	EASEMENT/ROW	16W	35	8N	225	452	Crestwood Arkansas Pipeline LLC
AR.CO.02.00227.SURF	EVERETT ROWELL	CRESTWOOD ARKANSAS PIPELINE LLC	8/7/2012	Conway	SURFACE AGREEMENT	16W	35	8N	225	456	Crestwood Arkansas Pipeline LLC
AR.CO.02.00231.ROW	JACK D. REVILLE AND ELSIE N. REVILLE	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/18/2011	Conway	EASEMENT/ROW	15W	11	7N	214	556	Crestwood Arkansas Pipeline LLC
AR.CO.02.00232.ROW	STRATA MINERALS, INC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/17/2011	Conway	EASEMENT/ROW	16W	25	8N	215	253	Crestwood Arkansas Pipeline LLC
AR.CO.02.00233.ROW	GEORGE R. RHEINHARDT AND REBECCA L. RHEINHARDT	FRONTIER GAS SERVICES, LLC.	12/31/2010	Conway	EASEMENT/ROW	14W	7	7N	210	609	Crestwood Arkansas Pipeline LLC
AR.CO.02.00234.ROW	TIM CARTER AND RHONDA CARTER	FRONTIER GAS SERVICES, LLC.	12/29/2010	Conway	EASEMENT/ROW	14W	7	7N	210	616	Crestwood Arkansas Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
AR.VB.05.00004.LSE	FREDDIE LEE PRINCE AND LINDA PRINCE, TRUSTEES OF THE FREDDIE LEE PRINCE AND LINDA K. PRINCE REVOCABLE FAMILY TRUST	FRONTIER MIDSTREAM, LLC.	1/30/2008	Van Buren	LEASE	15W	21		11N				Crestwood Arkansas Pipeline LLC
AR.VB.05.00005.ROW	HOMER SUPERIOR PROPERTIES LLC	FRONTIER MIDSTREAM, LLC.	8/20/2008	Van Buren	EASEMENT/ROW	17W	24		11N			200813635	Crestwood Arkansas Pipeline LLC
AR.VB.05.00006.ROW	WILLIAM SCOTT KOONE	FRONTIER MIDSTREAM, LLC.	7/17/2008	Van Buren	EASEMENT/ROW	17W	24		11N			200813623	Crestwood Arkansas Pipeline LLC
AR.VB.05.00007.ROW	JOE VAUGHAN AND CAROL VAUGHAN	FRONTIER MIDSTREAM, LLC.	8/20/2008	Van Buren	EASEMENT/ROW	17W	13, 14		11N			200813624	Crestwood Arkansas Pipeline LLC
AR.VB.05.00008.ROW	RIVERTOWN BANK	FRONTIER MIDSTREAM, LLC.	2/15/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813625	Crestwood Arkansas Pipeline LLC
AR.VB.05.00009.ROW	DAVID HAYNIE AND DEBBIE HAYNIE	FRONTIER MIDSTREAM, LLC.	4/16/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813626	Crestwood Arkansas Pipeline LLC
AR.VB.05.00010.ROW	ROXANA C. WALLACE	FRONTIER MIDSTREAM, LLC.	2/3/2008	Van Buren	EASEMENT/ROW	17W	12		11N			200813627	Crestwood Arkansas Pipeline LLC
AR.VB.05.00011.ROW	BRYCE EMERSON AND FERN EMERSON	FRONTIER MIDSTREAM, LLC.	10/10/2008	Van Buren	EASEMENT/ROW	17W	12		11N			200813628	Crestwood Arkansas Pipeline LLC
AR.VB.05.00012.ROW	JAMES E. STRANGE AND KAREN S. STRANGE	FRONTIER MIDSTREAM, LLC.	8/27/2008	Van Buren	EASEMENT/ROW	17W	12		11N			200813629	Crestwood Arkansas Pipeline LLC
AR.VB.05.00013.ROW	KIRK FILES	FRONTIER MIDSTREAM, LLC.	8/20/2008	Van Buren	EASEMENT/ROW	17W	12, 11		11N			200813630	Crestwood Arkansas Pipeline LLC
AR.VB.05.00014.ROW	CARL R. BROWN AND RAMA S. BROWN	FRONTIER MIDSTREAM, LLC.	6/9/2008	Van Buren	EASEMENT/ROW	17W	13		11N			200813631	Crestwood Arkansas Pipeline LLC
AR.VB.05.00015.ROW	WANDA J. CUNNINGHAM, AS TRUSTEE OF THE JOHNSON FAMILY REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	7/18/2008	Van Buren	EASEMENT/ROW	17W	24		11N			200813632	Crestwood Arkansas Pipeline LLC
AR.VB.05.00016.ROW	J.C. WADDLE	FRONTIER MIDSTREAM, LLC.	7/17/2008	Van Buren	EASEMENT/ROW	17W	24		11N			200813633	Crestwood Arkansas Pipeline LLC
AR.VB.05.00017.ROW	JMJ PROPERTIES, LLC	FRONTIER MIDSTREAM, LLC.	8/6/2008	Van Buren	EASEMENT/ROW	17W	13		11N			200813634	Crestwood Arkansas Pipeline LLC
AR.VB.05.00018.ROW	JERRY WOODHAM AND COOKIE WOODHAM	FRONTIER MIDSTREAM, LLC.	7/18/2008	Van Buren	EASEMENT/ROW	17W	23, 24		11N			200813636	Crestwood Arkansas Pipeline LLC
AR.VB.05.00019.ROW	JERRY WOODHAM AND COOKIE WOODHAM	FRONTIER MIDSTREAM, LLC.	8/21/2008	Van Buren	EASEMENT/ROW	17W	24		11N			200813637	Crestwood Arkansas Pipeline LLC
AR.VB.05.00020.ROW	JACK A. VAUGHAN AND OMIA VAUGHAN	FRONTIER MIDSTREAM, LLC.	2/1/2008	Van Buren	EASEMENT/ROW	16W	17		11N			200813638	Crestwood Arkansas Pipeline LLC
AR.VB.05.00021.ROW	ROBERT OWEN AND CHAD OWEN AND CALLI OWEN	FRONTIER MIDSTREAM, LLC.	2/12/2008	Van Buren	EASEMENT/ROW	16W	18, 17		11N			200813640	Crestwood Arkansas Pipeline LLC
AR.VB.05.00022.ROW	REX A. VAUGHAN AND IRIS VAUGHAN	FRONTIER MIDSTREAM, LLC.	2/11/2008	Van Buren	EASEMENT/ROW	16W	18, 17		11N			200813641	Crestwood Arkansas Pipeline LLC
AR.VB.05.00023.ROW	DONALD F. HORTON AND MARY D. HORTON	FRONTIER MIDSTREAM, LLC.	3/10/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813642	Crestwood Arkansas Pipeline LLC
AR.VB.05.00024.ROW	DONALD F. HORTON AND MARY D. HORTON	FRONTIER MIDSTREAM, LLC.	2/3/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813643	Crestwood Arkansas Pipeline LLC
AR.VB.05.00025.ROW	AUDIE DUFRENE AND WENDY DUFRENE	FRONTIER MIDSTREAM, LLC.	2/2/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813644	Crestwood Arkansas Pipeline LLC
AR.VB.05.00026.ROW	GERALD E. MCCORMICK AND M. EUDENA MCCORMICK	FRONTIER MIDSTREAM, LLC.	2/20/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813645	Crestwood Arkansas Pipeline LLC
AR.VB.05.00027.ROW	DOYET W. MOORE AND KAREN J. MOORE	FRONTIER MIDSTREAM, LLC.	1/31/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813646	Crestwood Arkansas Pipeline LLC
AR.VB.05.00028.ROW	JASON TROTTER AND MARY ANN TROTTER	FRONTIER MIDSTREAM, LLC.	2/20/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813647	Crestwood Arkansas Pipeline LLC
AR.VB.05.00029.ROW	RICK HAYNIE AND LESLIE HAYNIE	FRONTIER MIDSTREAM, LLC.	2/25/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813648	Crestwood Arkansas Pipeline LLC
AR.VB.05.00030.ROW	RICHARD DAY AND JANAN DAY	FRONTIER MIDSTREAM, LLC.	2/6/2008	Van Buren	EASEMENT/ROW	16w	7		11n			200813649	Crestwood Arkansas Pipeline LLC
AR.VB.05.00031.ROW	MRP, LLC	FRONTIER MIDSTREAM, LLC	1/31/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813650	Crestwood Arkansas Pipeline LLC
AR.VB.05.00032.ROW	SHARON TANNER	FRONTIER MIDSTREAM, LLC.	2/21/2008	Van Buren	EASEMENT/ROW	16W	7		11N			200813651	Crestwood Arkansas Pipeline LLC
AR.VB.05.00033.ROW	LOUIS T. SMITH	FRONTIER MIDSTREAM, LLC.	4/1/2008	Van Buren	EASEMENT/ROW	17W	12		11N			200813652	Crestwood Arkansas Pipeline LLC
AR.VB.05.00034.ROW	KIRK FILES	FRONTIER MIDSTREAM, LLC.	4/15/2008	Van Buren	EASEMENT/ROW	17W	12, 13		11N			200813653	Crestwood Arkansas Pipeline LLC
AR.VB.05.00035.ROW	KIRK FILES	FRONTIER MIDSTREAM, LLC.	4/15/2008	Van Buren	EASEMENT/ROW	17W	12, 13		11N			200813654	Crestwood Arkansas Pipeline LLC
AR.VB.05.00036.ROW	KIRK FILES	FRONTIER MIDSTREAM, LLC.	3/3/2008	Van Buren	EASEMENT/ROW	17W	1		11N			200813655	Crestwood Arkansas Pipeline LLC
AR.VB.05.00037.ROW	KIRK C. FILES	FRONTIER MIDSTREAM, LLC.	1/31/2008	Van Buren	EASEMENT/ROW	17W	12, 13		11N			200813656	Crestwood Arkansas Pipeline LLC
AR.VB.05.00038.ROW	J.C. WADDLE	FRONTIER MIDSTREAM, LLC.	7/17/2008	Van Buren	EASEMENT/ROW	17W	23		11N			200813657	Crestwood Arkansas Pipeline LLC
AR.VB.05.00039.ROW	ROBERT OWEN AND CHAD OWEN AND CALLI OWEN	FRONTIER MIDSTREAM, LLC.	3/27/2008	Van Buren	EASEMENT/ROW	16W	18, 17		11N			200813639	Crestwood Arkansas Pipeline LLC
AR.VB.05.00040.ROW	DELTIC TIMBER CORPORATION	FRONTIER MIDSTREAM, LLC.	1/22/2008	Van Buren	EASEMENT/ROW	16W	17		11N			20085747	Crestwood Arkansas Pipeline LLC
AR.VB.05.00041.ROW	DAVID R. BRUMMETT AND MARY BRUMMETT	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	17W	18		11N			20090236	Crestwood Arkansas Pipeline LLC
AR.VB.05.00042.ROW	KENNITH W. LEMINGS AND HELEN M LEMINGS	FRONTIER MIDESTREAM, LLC.	12/13/2007	Van Buren	EASEMENT/ROW	15W	17		11N			20090238	Crestwood Arkansas Pipeline LLC
AR.VB.05.00043.ROW	VIRGIL F. LEMINGS AND JOY LEMINGS	FRONTIER MIDSTREAM, LLC.	12/13/2007	Van Buren	EASEMENT/ROW	15W	7, 8		11N			20090239	Crestwood Arkansas Pipeline LLC
AR.VB.05.00044.ROW	DENNIS BERRY AND CHARLOTTE BERRY	FRONTIER MIDSTREAM, LLC.	12/13/2007	Van Buren	EASEMENT/ROW	15W	7		11N			20090240	Crestwood Arkansas Pipeline LLC
AR.VB.05.00045.ROW	LINDA MARIE AND RONALD HARDER	FRONTIER MIDSTREAM, LLC.	1/18/2008	Van Buren	EASEMENT/ROW	16W	4		11N			20090241	Crestwood Arkansas Pipeline LLC
AR.VB.05.00046.ROW	HAZEL NELSON, DONALD E. NELSON, JOE VAUGHAN AND CAROL VAUGHAN	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	18		11N			20090242	Crestwood Arkansas Pipeline LLC
AR.VB.05.00047.ROW	JOE VAUGHAN AND CAROL VAUGHAN	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	18		11N			20090243	Crestwood Arkansas Pipeline LLC
AR.VB.05.00048.ROW	JOE E. VAUGHAN, CAROL VAUGHAN, SCOTT E. VAUGHAN, JESSICA VAUGHAN AND KEITH E. VAUGHAN	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	18		11N			20090244	Crestwood Arkansas Pipeline LLC
AR.VB.05.00049.ROW	MARY MAYFIELD	FRONTIER MIDSTREAM, LLC.	1/8/2008	Van Buren	EASEMENT/ROW	15W	17		11N			20090245	Crestwood Arkansas Pipeline LLC
AR.VB.05.00050.ROW	JOE E. VAUGHAN, CAROL VAUGHAN, ROBERT OWEN AND CHAD OWEN	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	18		11N			20090246	Crestwood Arkansas Pipeline LLC
AR.VB.05.00051.ROW	ROGER LYNN GARDNER AND LINDA K. GARDNER	FRONTIER MIDSTREAM, LLC.	11/7/2007	Van Buren	EASEMENT/ROW	16W	12, 13		11N			20090247	Crestwood Arkansas Pipeline LLC
AR.VB.05.00052.ROW	ROBERT MOAK AND PATSY MOAK	FRONTIER MIDSTREAM, LLC.	1/9/2008	Van Buren	EASEMENT/ROW	15W	17		11N			20090248	Crestwood Arkansas Pipeline LLC
AR.VB.05.00053.ROW	ALEX R. GALLIGAN AND DEBORAH A. GILLIGAN	FRONTIER MIDSTREAM, LLC.	11/7/2007	Van Buren	EASEMENT/ROW	15W	26		11N			20090249	Crestwood Arkansas Pipeline LLC
AR.VB.05.00054.ROW	MAJD KAMALMAZ AND HASSNAA KAMALMAZ	FRONTIER MIDSTREA, LLC.	10/16/2007	Van Buren	EASEMENT/ROW	17W	12, 13		11N			20090250	Crestwood Arkansas Pipeline LLC
AR.VB.05.00055.ROW	TERRY L. UPCHURCH AND BETTY J. CAMPBELL	FRONTIER MIDSTREAM, LLC.	2/19/2008	Van Buren	EASEMENT/ROW	15W	26		11N			20090251	Crestwood Arkansas Pipeline LLC
AR.VB.05.00056.ROW	MARTHA J. BENNETT	FRONTIER MIDSTREAM, LLC.	10/17/2007	Van Buren	EASEMENT/ROW	16W	8		11N			20090253	Crestwood Arkansas Pipeline LLC
AR.VB.05.00057.ROW	GLENN GRIGGS AND ELAINE GRIGGS	FRONTIER MIDSTREAM, LLC.	12/3/2007	Van Buren	EASEMENT/ROW	15W	26		11N			20090254	Crestwood Arkansas Pipeline LLC
AR.VB.05.00058.ROW	CLOYCE D. JOHNSON, FREVA N. JOHNSON, BILL GUFFEY AND BERTI SUE GUFFEY, CO TRUSTEES OF THE FREVA N. JOHNSON REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	10/16/2007	Van Buren	EASEMENT/ROW	16W	2		11N			20090255	Crestwood Arkansas Pipeline LLC
AR.VB.05.00059.ROW	JOHN SHAW AND MARY SHAW	FRONTIER MIDSTREAM, LLC.	1/18/2008	Van Buren	EASEMENT/ROW	16W	4		11N			20090256	Crestwood Arkansas Pipeline LLC
AR.VB.05.00060.ROW	JERRY LOWDER AND NATHALEE LOWDER	FRONTIER MIDSTREAM, LLC.	11/15/2007	Van Buren	EASEMENT/ROW	15W	26		11N			20090258	Crestwood Arkansas Pipeline LLC
AR.VB.05.00061.ROW	ANTHONY E. DAVIS, D/B/A DAVIS PROPERTIES, LLC.	FRONTIER MIDSTREAM, LLC.	11/15/2007	Van Buren	EASEMENT/ROW	15W	26		11N			20090259	Crestwood Arkansas Pipeline LLC
AR.VB.05.00062.ROW	HUGH ETHRIDGE, TRENNIE ETHRIDGE, CLIFFORD ETHRIDGE, DIANE ETHRIDGE AND JACQULINE LEWIS, CO-TRUSTEES OF THE HUGH AND TRENNIE ETHRIDGE REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	10/25/2007	Van Buren	EASEMENT/ROW	15W	7		11N			20090260	Crestwood Arkansas Pipeline LLC
AR.VB.05.00063.ROW	KEVIN YARES AND KATHY YARES, TRUSTEES, YARES FAMILY TRUST	FRONTIER MIDSTREAM, LLC.	10/26/2007	Van Buren	EASEMENT/ROW	16W	12		11N			20090261	Crestwood Arkansas Pipeline LLC
AR.VB.05.00064.ROW	BOB CHAMBERS AND ARLENE CHAMBERS	FRONTIER MIDSTREAM, LLC.	11/14/2007	Van Buren	EASEMENT/ROW	16W	3		11N			20090262	Crestwood Arkansas Pipeline LLC
AR.VB.05.00065.ROW	HERBERT CALVIN BRUCE	FRONTIER MIDSTREAM, LLC.	10/23/2007	Van Buren	EASEMENT/ROW	16W	12		11N			20090263	Crestwood Arkansas Pipeline LLC
AR.VB.05.00066.ROW	MARTIN H. DYER AND PAULETTE S. DYER	FRONTIER MIDSTREAM, LLC.	10/26/2007	Van Buren	EASEMENT/ROW	16W	12		11N			20090264	Crestwood Arkansas Pipeline LLC
AR.VB.05.00067.ROW	BIG FOUR HUNTING CLUB, INC.	FRONTIER MIDSTREAM, LLC.	11/6/2007	Van Buren	EASEMENT/ROW	16W	11		11N			20090265	Crestwood Arkansas Pipeline LLC
AR.VB.05.00068.ROW	PEGGY C. ROBBINS	FRONTIER MIDSTREAM, LLC.	10/31/2007	Van Buren	EASEMENT/ROW	16W	3		11N			20090266	Crestwood Arkansas Pipeline LLC
AR.VB.05.00069.ROW	JUDY JACOBS, TRUSTEE, E. D. KINCANNON REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	11/12/2007	Van Buren	EASEMENT/ROW	16W	4,11		11N			20090267	Crestwood Arkansas Pipeline LLC
AR.VB.05.00070.ROW	PEGGY SCHNEIDER, TRUSTEE, E. D. KINCANNON REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	11/6/2007	Van Buren	EASEMENT/ROW	16W	4,11		11N			20090268	Crestwood Arkansas Pipeline LLC
AR.VB.05.00071.ROW	JAMES H. AND SANDRA G. MCDONALD	FRONTIER GAS SERVICES, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	4,9		11N			20090269	Crestwood Arkansas Pipeline LLC
AR.VB.05.00072.ROW	ELDON CLIFFORD PRUITT AND LOVETA MAY PRUITT	FRONTIER MIDSTREAM, CORP.	10/8/2007	Van Buren	EASEMENT/ROW	16W	9		11N			20090270	Crestwood Arkansas Pipeline LLC
AR.VB.05.00073.ROW	RAMON CHAVEZ	FRONTIER MIDSTREAM, LLC.	10/8/2007	Van Buren	EASEMENT/ROW	16W	8		11N			20090271	Crestwood Arkansas Pipeline LLC

AR.VB.05.00074.ROW	CHESTER L. MATHEWS AND BONNIE L. MATHEWS	FRONTIER MIDSTREAM, LLC.	3/7/2008	Van Buren	EASEMENT/ROW	16W	8,17	11N	20090272	Crestwood Arkansas Pipeline LLC
AR.VB.05.00075.ROW	DOROTHY MARJEAN HENDERSON, TRUSTEE OF THE DOROTHY MARJEAN HENDERSON REVOCABLE FAMILY TRUST	FRONTIER MIDSTREAM, LLC.	10/25/2007	Van Buren	EASEMENT/ROW	16W	11,2	11N	20090273	Crestwood Arkansas Pipeline LLC
AR.VB.05.00076.ROW	DENNIS LYNN BRUMMETT AND HELEN SUE BRUMMETT	FRONTIER MIDSTREAM, LLC.	10/8/2007	Van Buren	EASEMENT/ROW	17W	13	11N	20090274	Crestwood Arkansas Pipeline LLC
AR.VB.05.00077.ROW	ROBERT OWEN, CHAD OWEN AND CALLI OWEN	FRONTIER MIDSTREAM, LLC.	10/4/2007	Van Buren	EASEMENT/ROW	16W	17	11N	20090275	Crestwood Arkansas Pipeline LLC
AR.VB.05.00078.ROW	FREDDIE LEE PRINCE AND LINDA K. PRINCE, TRUSTEES OF THE FREDDIE LEE PRINCE AND LINDA K. PRINCE REVOCABLE FAMILY TRUST DATED JULY 20, 2004	FRONTIER MIDSTREAM, LLC.	1/30/2008	Van Buren	EASEMENT/ROW	15W	21	11N	20090475	Crestwood Arkansas Pipeline LLC
AR.VB.05.00079.ROW	DEBORAH BECK AND KENNETH BECK	FRONTIER MIDSTREAM, LLC.	3/17/2009	Van Buren	EASEMENT/ROW	16W	4	11N	20093452	Crestwood Arkansas Pipeline LLC
AR.VB.05.00080.ROW	MAURICE E. FORTSON AND VELMA L. FORTSON, AS CO-TRUSTEES FOR THE MAURICE E. FORTSON REVOCABLE TRUST AND BOBBY J. JOHNSON, A SINGLE MAN	FRONTIER MIDSTREAM, LLC.	11/13/2007	Van Buren	EASEMENT/ROW	16W	4	11N	20093453	Crestwood Arkansas Pipeline LLC
AR.VB.05.00081.ROW	DAVID R. BRUMMETT AND MARY BRUMMETT	FRONTIER MIDSTREAM, LLC.	2/6/2008	Van Buren	EASEMENT/ROW	16W	18	11N	2010-7980	Crestwood Arkansas Pipeline LLC
AR.VB.05.00082.ROW	GREG HARTMAN AND AMY HARTMAN	FRONTIER GAS SERVICES, LLC.	11/24/2010	Van Buren	EASEMENT/ROW	17W	13	11N	2010-8184	Crestwood Arkansas Pipeline LLC
AR.VB.05.00084.ROW	JOE E. VAUGHAN AND CAROL R. VAUGHAN, SCOTT E. VAUGHAN AND JESSICA VAUGHAN, KEITH E. VAUGHAN	FRONTIER MIDSTREAM, LLC.	1/19/2011	Van Buren	EASEMENT/ROW	16W	18	11	2011-0539	Crestwood Arkansas Pipeline LLC
AR.VB.05.00085.ROW	ANITA J. VAUGHAN	FRONTIER MIDSTREAM, LLC.	1/25/2011	Van Buren	EASEMENT/ROW	16W	18	11	2011-0540	Crestwood Arkansas Pipeline LLC
AR.VB.05.00086.ROW	GREEN BAY PACKAGING, INC.	FRONTIER MIDSTREAM, LLC.	3/4/2001	Van Buren	EASEMENT/ROW	15W,16W	2,16,17,22,23,26	11N	2011-1675	Crestwood Arkansas Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
AR.WH.03.00001.ROW	ROGER DALE BROWN AND JEANNIE KAY BROWN, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	4/5/2007	White	EASEMENT/ROW	10W	2		8N	2007	6183		Crestwood Arkansas Pipeline LLC
AR.WH.03.00002.ROW	DENNIS W. MURRAY AND CHUCKETTA P. MURRAY	FRONTIER MIDSTREAM, LLC.	3/31/2007	White	EASEMENT/ROW	10W	3, 2		8N	2007	6191		Crestwood Arkansas Pipeline LLC
AR.WH.03.00003.ROAD	DENNIS W. MURRAY AND CHUCKETTA P. MURRAY	FRONTIER MIDSTREAM, LLC.	5/16/2007	White	ROAD EASEMENT	10W	3		8N	2007	8826	2007-8826	Crestwood Arkansas Pipeline LLC
AR.WH.03.00004.ROAD	DENNIS W. MURRAY AND CHUCKETTA P. MURRAY	FRONTIER MIDSTREAM, LLC.	6/11/2007	White	ROAD EASEMENT	10W	3		8N	2007	9528		Crestwood Arkansas Pipeline LLC
AR.WH.03.00005.ROW	DIVERSIFIED RESOURCES, LLC	FRONTIER MIDSTREAM, LLC.	4/3/2007	White	EASEMENT/ROW	10W	3		8N	2007	6189		Crestwood Arkansas Pipeline LLC
AR.WH.03.00006.PERM	ARKANSAS STATE HIGHWAY AND TRANSPORTATION DEPARTMENT HIGHWAY	FRONTIER MIDSTREAM, LLC.	4/9/2007	White	LICENSE/PERMIT	10W	15		8N				Crestwood Arkansas Pipeline LLC
AR.WH.03.00007.ROW	JUSTIN C. KURCK AND CHRISTY KURCK, F/K/A/ CHRISTY BROWN, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	3/27/2007	White	EASEMENT/ROW	10W	11		8N	2007	6187		Crestwood Arkansas Pipeline LLC
AR.WH.03.00008.ROW	LINDA M. BAILEY AS TRUSTEE OF THE LINDA M. BAILEY TRUST	FRONTIER MIDSTREAM, LLC.	4/14/2007	White	EASEMENT/ROW	10W	11		8N	2007	6200		Crestwood Arkansas Pipeline LLC
AR.WH.03.00009.ROW	TERRY L. BARGER AND KAREN L. BARGER, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	3/22/2007	White	EASEMENT/ROW	10W	11		8N	2007	6185		Crestwood Arkansas Pipeline LLC
AR.WH.03.00010.ROW	JAMES H. RODGERS AND PEGGY A. RODGERS, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	3/23/2007	White	EASEMENT/ROW	10W	14, 15		8N	2007	6181		Crestwood Arkansas Pipeline LLC
AR.WH.03.00011.ROW	OPAL BOGGS	FRONTIER GAS SERVICES, LLC.	11/24/2010	White	EASEMENT/ROW	10W	14		8N	2010	23745		Crestwood Arkansas Pipeline LLC
AR.WH.03.00012.ROW	BOBBY KENNEDY AND CYNTHA KENNEDY	FRONTIER MIDSTREAM, LLC.	6/23/2009	White	EASEMENT/ROW	10W	14, 23		8N	2009	13054		Crestwood Arkansas Pipeline LLC
AR.WH.03.00013.ROW	JAMES H. RODGERS AND PEGGY A. RODGERS	FRONTIER MIDSTREAM, LLC.	6/19/2009	White	EASEMENT/ROW	10W	14, 15		8N	2009	13057		Crestwood Arkansas Pipeline LLC
AR.WH.03.00014.ROW	MICHAEL W. CHURCH AND VIKKI DEE CHURCH, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	3/20/2007	White	EASEMENT/ROW	10W	15		8N	2007	6179		Crestwood Arkansas Pipeline LLC
AR.WH.03.00015.ROW	STEPHEN ALLEN SNOWDEN AND CINDY L. SNOWDEN, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	4/20/2007	White	EASEMENT/ROW	10W	15		8N	2007	6407		Crestwood Arkansas Pipeline LLC
AR.WH.03.00016.ROW	MICHAEL W. CHURCH AND VIKKI DEE CHURCH, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	4/4/2007	White	EASEMENT/ROW	10W	15		8N	2007	6800		Crestwood Arkansas Pipeline LLC
AR.WH.03.00017.ROW	JAMES H. RODGERS AND PEGGY A. RODGERS, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	4/5/2007	White	EASEMENT/ROW	10W	14, 15		8N	2007	6802		Crestwood Arkansas Pipeline LLC
AR.WH.03.00018.ROW	JAMES H. RODGERS AND PEGGY A. RODGERS, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	8/21/2007	White	EASEMENT/ROW	10W	14, 15		8N	2007	14498		Crestwood Arkansas Pipeline LLC
AR.WH.03.00019.ROW	MICHAEL W. CHURCH AND VIKKI CHURCH	FRONTIER MIDSTREAM, LLC.	6/22/2009	White	EASEMENT/ROW	10W	15		8N	2009	13066		Crestwood Arkansas Pipeline LLC
AR.WH.03.00020.ROW	ANTHEA F. BROGAN	FRONTIER MIDSTREAM LLC.	3/21/2007	White	EASEMENT/ROW	10W	15		8N	2007	6193		Crestwood Arkansas Pipeline LLC
AR.WH.03.00021.ROW	TERRY STARK AND STERLINE STARK	FRONTIER GAS SERVICES, LLC.	12/30/2010	White	EASEMENT/ROW	10W	20, 17		8N	2011	514		Crestwood Arkansas Pipeline LLC
AR.WH.03.00022.ROW	CALDWELL FARMS LIMITED PARTNERSHIP	FRONTIER MIDSTREAM, LLC.	8/31/2009	White	EASEMENT/ROW	10W	17		8N	2009	19347		Crestwood Arkansas Pipeline LLC
AR.WH.03.00023.ROW	JOYCE L. YOUNG	FRONTIER MIDSTREAM, LLC.	8/16/2009	White	EASEMENT/ROW	10W	20		8N	2009	19335		Crestwood Arkansas Pipeline LLC
AR.WH.03.00024.ROW	THE BILLY D. PLANT REVOCABLE TRUST UTA	FRONTIER MIDSTREAM, LLC.	9/1/2009	White	EASEMENT/ROW	10W	21, 20, 17		8N	2009	19341		Crestwood Arkansas Pipeline LLC
AR.WH.03.00025.ROW	J.C. SIMMONS	FRONTIER MIDSTREAM, LLC	8/24/2007	White	EASEMENT/ROW	10W	21		8N	2007	14793		Crestwood Arkansas Pipeline LLC
AR.WH.03.00026.ROW	PERRY WAYNE RICE AND BELINDA J. RICE, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	4/18/2007	White	EASEMENT/ROW	10W	21		8N	2007	6403		Crestwood Arkansas Pipeline LLC
AR.WH.03.00027.ROW	J.C. SIMMONS, WIDOWER OF CLARA JOYCE SIMMONS	FRONTIER MIDSTREAM, LLC.	4/18/2007	White	EASEMENT/ROW	10W	21		8N	2007	6405		Crestwood Arkansas Pipeline LLC
AR.WH.03.00028.ROW	GARY L. TOWNSEND AND MARILYN TOWNSEND, HUSBAND AND WIFE FOR THE GARY L. TOWNSEND AND MARILYN S. TOWNSEND LIVING REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	5/2/2007	White	EASEMENT/ROW	10W	21, 22		8N	2007	7587		Crestwood Arkansas Pipeline LLC
AR.WH.03.00029.ROW	RICHARD A. HARRISON AND PEGGY A. HARRISON, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	5/4/2007	White	EASEMENT/ROW	10W	21		8N	2007	7593		Crestwood Arkansas Pipeline LLC
AR.WH.03.00030.ROW	RICHARD A. HARRISON AND PEGGY A. HARRISON, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	8/28/2009	White	EASEMENT/ROW	10W	21		8N	2010	1036		Crestwood Arkansas Pipeline LLC
AR.WH.03.00031.ROW	DAVID LYNN CROCKETT AND VIRGINIA CROCKETT, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	6/20/2007	White	EASEMENT/ROW	10W	22		8N	2007	12272		Crestwood Arkansas Pipeline LLC
AR.WH.03.00032.ROW	KENNETH JOE MAY AND MARY ANN MAY	FRONTIER MIDSTREAM, LLC.	6/21/2007	White	EASEMENT/ROW	10W	22, 27		8N	2007	12277		Crestwood Arkansas Pipeline LLC
AR.WH.03.00033.ROW	KENNETH JOE MAY AND MARY ANN MAY	FRONTIER MIDSTREAM, LLC.	7/27/2007	White	EASEMENT/ROW	10W	22		8N	2007	13405		Crestwood Arkansas Pipeline LLC
AR.WH.03.00034.ROW	GERRY LYNN GRAHAM AND PAM GRAHAM	FRONTIER MIDSTREAM, LLC.	8/31/2007	White	EASEMENT/ROW	10W	22		8N	2007	16269		Crestwood Arkansas Pipeline LLC
AR.WH.03.00035.ROW	GARY C. TOWNSEND AND WIFE, STEPHANIE TOWNSEND	FRONTIER MIDSTREAM, LLC.	5/2/2007	White	EASEMENT/ROW	10W	22		8N	2007	7557		Crestwood Arkansas Pipeline LLC
AR.WH.03.00036.ROW	DAVID LYNN CROCKETT AND VIRGINIA CROCKETT, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	5/3/2007	White	EASEMENT/ROW	10W	22		8N	2007	7563		Crestwood Arkansas Pipeline LLC
AR.WH.03.00037.ROW	DAVID LYNN CROCKETT AND VIRGINIA CROCKETT, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	5/3/2007	White	EASEMENT/ROW	10W	22		8N	2007	7569		Crestwood Arkansas Pipeline LLC
AR.WH.03.00038.ROW	THAD L. TOWNSEND	FRONTIER MIDSTREAM, LLC.	5/3/2007	White	EASEMENT/ROW	10W	22		8N	2007	7581		Crestwood Arkansas Pipeline LLC
AR.WH.03.00038.ROW	THAD L. TOWNSEND AND BRANDY TOWNSEND	FRONTIER MIDSTREAM, LLC.	12/29/2010	White	EASEMENT/ROW	10W	22		8N	2011	517		Crestwood Arkansas Pipeline LLC
AR.WH.03.00039.ROW	LONA M. BENNETT, WIDOW OF JOE R. BENNETT	FRONTIER MIDSTREAM, LLC.	5/3/2007	White	EASEMENT/ROW	10W	22, 23		8N	2007	7575		Crestwood Arkansas Pipeline LLC
AR.WH.03.00040.ROW	RICKY FLOYD AND KIM FLOYD	FRONTIER MIDSTREAM, LLC.	9/30/2009	White	EASEMENT/ROW	10W	23		8N	2009	19338		Crestwood Arkansas Pipeline LLC
AR.WH.03.00041.ROW	KENNETH J. MAY AND MARY ANN MAY	FRONTIER MIDSTREAM, LLC.	10/1/2009	White	EASEMENT/ROW	10W	22, 23, 26		8N	2009	19349		Crestwood Arkansas Pipeline LLC
AR.WH.03.00042.ROW	KENNETH J. MAY AND MARY ANN MAY	FRONTIER MIDSTREAM, LLC.	7/12/2009	White	EASEMENT/ROW	10W	26		8N	2009	13072		Crestwood Arkansas Pipeline LLC
AR.WH.03.00043.ROW	THERESA M. CARROLL, THOMAS W. CARROLL, ROBERT CARROLL, LUNA MAE CARROLL AND VICKKI CARROLL	FRONTIER MIDSTREAM, LLC.	8/7/2009	White	EASEMENT/ROW	10W	26		8N	2009	13075		Crestwood Arkansas Pipeline LLC
AR.WH.03.00044.ROW	JERREL D. STEVENS AND JOYCE STEVENS, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	6/15/2007	White	EASEMENT/ROW	10W	27		8N	2007	12282		Crestwood Arkansas Pipeline LLC
AR.WH.03.00045.ROW	GARY L. TOWNSEND AND MARILYN TOWNSEND, HUSBAND AND WIFE FOR THE GARY L. TOWNSEND AND MARILYN S. TOWNSEND LIVING REVOCABLE TRUST	FRONTIER MIDSTREAM, LLC.	9/10/2007	White	EASEMENT/ROW	10W	27		8N	2007	15324		Crestwood Arkansas Pipeline LLC
AR.WH.03.00046.ROW	JERREL D. STEVENS AND JOYCE STEVENS, HUSBAND AND WIFE	FRONTIER MIDSTREAM, LLC.	9/10/2007	White	EASEMENT/ROW	10W	27		8N	2007	15320		Crestwood Arkansas Pipeline LLC
AR.WH.03.00047.ROW	JERREL D. STEVENS AND JOYCE STEVENS	FRONTIER MIDSTREAM, LLC.	5/20/2009	White	EASEMENT/ROW	10W	27, 26		8N	2009	13060		Crestwood Arkansas Pipeline LLC
AR.WH.03.00048.ROW	RESURRECTION PROPERTIES, LLC.	FRONTIER MIDSTREAM, LLC.	5/21/2009	White	EASEMENT/ROW	10W	28, 27, 33, 34		8N	2009	13063		Crestwood Arkansas Pipeline LLC
AR.WH.03.00049.ROW	GEORGE C. SIMPSON AND HELEN V. SIMPSON	FRONTIER MIDSTREAM, LLC.	6/2/2009	White	EASEMENT/ROW	10W	33		8N	2009	13069		Crestwood Arkansas Pipeline LLC
AR.WH.03.00050.ROW	HELEN V. SIMPSON	FRONTIER MIDSTREAM, LLC.	12/17/2009	White	EASEMENT/ROW	10W	33		8N	2010	1028		Crestwood Arkansas Pipeline LLC
AR.WH.03.00051.ROW	GORDON L. ABERNATHIE AND FRANCES G. ABERNATHYIE	FRONTIER MIDSTREAM, LLC.	1/2/2010	White	EASEMENT/ROW	10W	34		8N	2010	1031		Crestwood Arkansas Pipeline LLC
AR.WH.03.00052.ROW	RESURRECTION PROPERTIES, LLC.	FRONTIER MIDSTREAM, LLC.	12/18/2009	White	EASEMENT/ROW	10W	33		8N	2010	1034		Crestwood Arkansas Pipeline LLC
AR.WH.03.00054.LSE	LONA M. BENNETT	FRONTIER MIDSTREAM, LLC.	3/23/2007	White	LEASE	10W	23		8N	2010	19458		Crestwood Arkansas Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
AR.FA.01.00001.ROW	DAVID ROGALLA AND TERESA ROGALLA, HUSBAND AND WIFE	FRONTIER GAS SERVICES, LLC.	3/15/2010	Faulkner	EASEMENT/ROW	12W	20		8N			2010-10118	Crestwood Arkansas Pipeline LLC
AR.FA.01.00002.ROW	GARY N. KEATHLEY AND SUSAN A. KEATHLEY FAMILY LIMITED PARTNERSHIP	FRONTIER GAS SERVICES, LLC.	4/29/2010	Faulkner	EASEMENT/ROW	12W	21, 28		8N			2010-10121	Crestwood Arkansas Pipeline LLC
AR.FA.01.00003.ROW	DON BIVENS AND JANETTE BIVENS AS CO-TRUSTEES OF THE BIVENS FAMILY TRUST	FRONTIER GAS SERVICES, LLC.	2/23/2010	Faulkner	EASEMENT/ROW	12W	21		8N			2010-10123	Crestwood Arkansas Pipeline LLC
AR.FA.01.00004.ROW	HASSELL BIVENS	FRONTIER GAS SERVICES, LLC.	2/23/2010	Faulkner	EASEMENT/ROW	12W	21		8N			2010-10124	Crestwood Arkansas Pipeline LLC
AR.FA.01.00005.ROW	IMMA DELL BOULDEN	FRONTIER GAS SERVICES, LLC.	2/22/2010	Faulkner	EASEMENT/ROW	12W	9		8N			2010-10125	Crestwood Arkansas Pipeline LLC
AR.FA.01.00006.ROW	STEPHANIE L. BRADLEY	FRONTIER GAS SERVICES, LLC.	2/17/2010	Faulkner	EASEMENT/ROW	12W	9		8N			2010-10127	Crestwood Arkansas Pipeline LLC
AR.FA.01.00007.ROW	ERWIN BROCK AND MARILYN BROCK	FRONTIER GAS SERVICES, LLC.	3/17/2010	Faulkner	EASEMENT/ROW	12W	16		8N			2010-10128	Crestwood Arkansas Pipeline LLC
AR.FA.01.00008.ROW	RAY W. FUREIGH AND BETTY CLINTON FUREIGH, CO-TRUSTEES OF THE FUREIGH FAMILY REVOCABLE LIVING TRUST	FRONTIER GAS SERVICES, LLC.	2/23/2010	Faulkner	EASEMENT/ROW	12W	16		8N			2010-10136	Crestwood Arkansas Pipeline LLC
AR.FA.01.00009.ROW	FARRIS E. HOLLIMAN AND ALICE J. HOLLIMAN	FRONTIER GAS SERVICES, LLC.	2/22/2010	Faulkner	EASEMENT/ROW	12W	16		8N			2010-10142	Crestwood Arkansas Pipeline LLC
AR.FA.01.00010.ROW	WILLIAM T. HOOTEN AND BARBARA A. HOOTEN	FRONTIER GAS SERVICES, LLC.	2/7/2010	Faulkner	EASEMENT/ROW	12W	32		8N			2010-10143	Crestwood Arkansas Pipeline LLC
AR.FA.01.00011.ROW	ROLAND B. JENKINS AND DEBORAH K. JENKINS	FRONTIER GAS SERVICES, LLC.	6/6/2010	Faulkner	EASEMENT/ROW	12W	29		8N			2010-10145	Crestwood Arkansas Pipeline LLC
AR.FA.01.00012.ROW	ROLAND B. JENKINS AND DEBORAH K. JENKINS	FRONTIER GAS SERVICES, LLC.	3/2/2010	Faulkner	EASEMENT/ROW	12W	29		8N			2010-10146	Crestwood Arkansas Pipeline LLC
AR.FA.01.00013.ROW	SANDY E. JOLLY AND CATHY A. JOLLY	FRONTIER GAS SERVICES, LLC.	3/22/2010	Faulkner	EASEMENT/ROW	12W	33		8N			2010-10152	Crestwood Arkansas Pipeline LLC
AR.FA.01.00014.ROW	SANDY E. JOLLY AND CATHY A. JOLLY	FRONTIER GAS SERVICES, LLC.	5/26/2010	Faulkner	EASEMENT/ROW	12W	34		8N			2010-10153	Crestwood Arkansas Pipeline LLC
AR.FA.01.00015.ROW	SANDY JOLLY AND CATHY JOLLY	FRONTIER GAS SERVICES, LLC.	3/2/2010	Faulkner	EASEMENT/ROW	12W	29, 9		8N			2010-10154	Crestwood Arkansas Pipeline LLC
AR.FA.01.00016.ROW	CARROLL D. KISSINGER AND MARY INAVERN KISSINGER, TRUSTEES OF THE CARROLL D. KISSINGER AND MARY INAVERN KISSINGER JOINT REVOCBLE TRUST	FRONTIER GAS SERVICES, LLC.	3/31/2010	Faulkner	EASEMENT/ROW	12W	32		8N			2010-10155	Crestwood Arkansas Pipeline LLC
AR.FA.01.00017.ROW	TERRY MATHEUS AND DEBORA MATHEUS	FRONTIER GAS SERVICES, LLC.	2/22/2010	Faulkner	EASEMENT/ROW	12W	9		8N			2010-10158	Crestwood Arkansas Pipeline LLC
AR.FA.01.00018.ROW	JANELLE OLIGER	FRONTIER GAS SERVICES, LLC.	3/5/2010	Faulkner	EASEMENT/ROW	12W	21		8N			2010-10166	Crestwood Arkansas Pipeline LLC
AR.FA.01.00019.ROW	MARY FRANCES PEEL, WANDA PEEL AND RICKY L. PEEL	FRONTIER GAS SERVICES, LLC.	2/26/2010	Faulkner	EASEMENT/ROW	12W	21		8N			2010-10167	Crestwood Arkansas Pipeline LLC
AR.FA.01.00020.ROW	MARY FRANCES PEEL	FRONTIER GAS SERVICES, LLC.	2/26/2010	Faulkner	EASEMENT/ROW	12W	16		8N			2010-10168	Crestwood Arkansas Pipeline LLC
AR.FA.01.00021.ROW	ROYCE D. SHUMATE, TRUSTEE OF THE ROYCE D. SHUMATE REVOCABLE TRUST DECLARATION AND GLENNA D. SHUMATE, TRUSTEE OF THE GLENNA D. SHUMATE REVOCABLE TRUST DECLARATION	FRONTIER GAS SERVICES, LLC.	2/24/2010	Faulkner	EASEMENT/ROW	12W	33		8N			2010-10171	Crestwood Arkansas Pipeline LLC
AR.FA.01.00022.ROW	RICARDO SUAREZ-GARTNER	FRONTIER GAS SERVICES, LLC.	4/22/2010	Faulkner	EASEMENT/ROW	12W	30		8N			2010-10175	Crestwood Arkansas Pipeline LLC
AR.FA.01.00023.ROW	W. C. SWAFFER AND FRANCES H. SWAFFAR, IN TRUST, AS TRUSTEES OF THE W. C. SWAFFAR AND FRANCES H. SWAFFAR JOINT REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	3/3/2010	Faulkner	EASEMENT/ROW	12W, 12W	21, 20		8N, 8N			2010-10176	Crestwood Arkansas Pipeline LLC
AR.FA.01.00024.ROW	CHARLES C. TUBBE AND CARLENE L. TUBBE, AS CO- TRUSTEES OF THE CHARLES C. TUBBE AND CARLENE L. TUBBE REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	3/3/2010	Faulkner	EASEMENT/ROW	12W	16		8N			2010-10178	Crestwood Arkansas Pipeline LLC
AR.FA.01.00025.ROW	JANICE M. HALSEY, TRUSTEE OF THE BRONNIE A. HALSEY IRREVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	6/26/2010	Faulkner	EASEMENT/ROW	12W	34		8N			2010-12583	Crestwood Arkansas Pipeline LLC
AR.FA.01.00026.ROW	SANDY JOLLY AND CATHY JOLLY	FRONTIER GAS SERVICES, LLC.	7/9/2010	Faulkner	EASEMENT/ROW	12W	29		8N			2010-14569	Crestwood Arkansas Pipeline LLC
AR.FA.01.00027.ROW	DAVID ROGALLA AND TERESA E. A. TAYLOR ROGALLA, HUSBAND AND WIFE, DAVID C. J. TAYLOR AND SHARON LEE TAYLOR, AND DEBORAH L. TAYLOR	FRONTIER GAS SERVICES, LLC.	9/2/2010	Faulkner	EASEMENT/ROW	12W	20		8N			2010-19794	Crestwood Arkansas Pipeline LLC
AR.FA.01.00030.ROW	BUNEVA C. CLARK AND ALVIN V. BOWIE TRUSTEES OF THE TUN V. BOWIE AND LOELL V. BOWIE IRREVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	2/25/2011	Faulkner	EASEMENT/ROW	12W	34, 3		8N, 7N			2011-4846	Crestwood Arkansas Pipeline LLC
AR.FA.01.00031.ROW	JANICE M. HALSEY, TRUSTEE OF THE BRONNIE A. HALSEY IRREVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	3/25/2011	Faulkner	EASEMENT/ROW	12W	34		8N			2011-5212	Crestwood Arkansas Pipeline LLC
AR.FA.01.00033.ROW	T. J. BOWIE	FRONTIER GAS SERVICES, LLC.	4/14/2010	Faulkner	EASEMENT/ROW	12W	22,15		7N			2010-10116	Crestwood Arkansas Pipeline LLC
AR.FA.01.00034.ROW	WILLIE JANE HAVENS BRYANT, LIFE ESTATE, ROY BRYANT, DAVID HASTINGS AND RHONDA HASTINGS, HIS WIFE, NICKY HAVENS AND STEPHANIE HAVENS, HIS WIFE, AND MONTY HAVENS OR JO-ELLEN HAVENS, TRUSTEE OF THE MONTY AND JO-ELLEN HAVENS JOINT TRUST	FRONTIER GAS SERVICES, LLC.	3/25/2010	Faulkner	EASEMENT/ROW	12W	11		7N			2010-10117	Crestwood Arkansas Pipeline LLC
AR.FA.01.00035.ROW	LEO JOHNSON AND DONALD W. GUSTAFSON, AS TRUSTEE OF THE DONALD W. GUSTAFSON LIVING TRUST	FRONTIER GAS SERVICES, LLC.	5/24/2010	Faulkner	EASEMENT/ROW	12W	4		7N			2010-10120	Crestwood Arkansas Pipeline LLC
AR.FA.01.00036.ROW	T.O. BEASLEY FARMS, INC.	FRONTIER GAS SERVICES, LLC.	3/29/2010	Faulkner	EASEMENT/ROW	12W	14, 13		7N			2010-10122	Crestwood Arkansas Pipeline LLC
AR.FA.01.00037.ROW	NATHAN SHAWN BOWIE	FRONTIER GAS SERVICES, LLC.	4/14/2010	Faulkner	EASEMENT/ROW	12W	15		7N			2010-10126	Crestwood Arkansas Pipeline LLC
AR.FA.01.00038.ROW	AUBREY LYNN BROWN AND JANICE BROWN, HIS WIFE	FRONTIER GAS SERVICES, LLC.	2/26/2010	Faulkner	EASEMENT/ROW	12W	2,3		7N			2010-10129	Crestwood Arkansas Pipeline LLC
AR.FA.01.00039.ROW	ROBERT E. CLARK, AKA BOB E. CLARK AND BUNEVA CLARK	FRONTIER GAS SERVICES, LLC.	5/25/2010	Faulkner	EASEMENT/ROW	12W	3		7N			2010-10131	Crestwood Arkansas Pipeline LLC
AR.FA.01.00040.ROW	DARRELL E. COX AND CAROLYN J. COX	FRONTIER GAS SERVICES, LLC.	5/10/2010	Faulkner	EASEMENT/ROW	12W	2		7N			2010-10132	Crestwood Arkansas Pipeline LLC
AR.FA.01.00041.ROW	WILLIAM (BILL) H. CRAWFORD AND MYRA L. CRAWFORD	FRONTIER GAS SERVICES, LLC.	3/19/2010	Faulkner	EASEMENT/ROW	12W	33, 4		8N, 7N			2010-10133	Crestwood Arkansas Pipeline LLC
AR.FA.01.00042.ROW	MARY ANNETTE DAY AND JOE WAYNE DAY	FRONTIER GAS SERVICES, LLC.	4/19/2010	Faulkner	EASEMENT/ROW	12W	22		7N			2010-10134	Crestwood Arkansas Pipeline LLC
AR.FA.01.00043.ROW	JOHN FORTSON AND SHANDA FORTSON	FRONTIER GAS SERVICES, LLC.	3/15/2010	Faulkner	EASEMENT/ROW	12W	21, 16		7N			2010-10135	Crestwood Arkansas Pipeline LLC
AR.FA.01.00044.ROW	TROY GRIFFITH AND JANETTA GRIFFITH	FRONTIER GAS SERVICES, LLC.	3/11/2010	Faulkner	EASEMENT/ROW	12W	12		7N			2010-10137	Crestwood Arkansas Pipeline LLC
AR.FA.01.00045.ROW	JANICE M. HALSEY, TRUSTEE OF THE BRONNIE A. HALSEY IRREVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	4/21/2010	Faulkner	EASEMENT/ROW	12W	2, 3		7N			2010-10138	Crestwood Arkansas Pipeline LLC
AR.FA.01.00046.ROW	CALVIN HARVEY AND DEBRA HARVEY	FRONTIER GAS SERVICES, LLC.	3/13/2010	Faulkner	EASEMENT/ROW	12W	10		7N			2010-10139	Crestwood Arkansas Pipeline LLC
AR.FA.01.00047.ROW	DAVID A. HIGGINS AND PHERBY HIGGINS	FRONTIER GAS SERVICES, LLC.	5/28/2010	Faulkner	EASEMENT/ROW	12W	3		7N			2010-10140	Crestwood Arkansas Pipeline LLC
AR.FA.01.00048.ROW	GARY R. HILL	FRONTIER GAS SERVICES, LLC.	3/16/2010	Faulkner	EASEMENT/ROW	12W	10		7N			2010-10141	Crestwood Arkansas Pipeline LLC
AR.FA.01.00049.ROW	HARRELL HOSMAN AND KATRINA HOSMAN	FRONTIER GAS SERVICES, LLC.	3/19/2010	Faulkner	EASEMENT/ROW	12W	11		7N			2010-10144	Crestwood Arkansas Pipeline LLC
AR.FA.01.00050.ROW	DOYLE H. JOLLY AND GRACE JOLLY	FRONTIER GAS SERVICES, LLC.	3/1/2010	Faulkner	EASEMENT/ROW	12W	5,6,3		7N			2010-10147	Crestwood Arkansas Pipeline LLC
AR.FA.01.00051.ROW	FREDDIE L. JOHNSON AND PAULA JOHNSON	FRONTIER GAS SERVICES, LLC.	5/27/2010	Faulkner	EASEMENT/ROW	12W	1		7N			2010-10148	Crestwood Arkansas Pipeline LLC
AR.FA.01.00052.ROW	TERRY JOHNSON AND GENEVA JOHNSON	FRONTIER GAS SERVICES, LLC.	5/27/2010	Faulkner	EASEMENT/ROW	12W	1		7N			2010-10149	Crestwood Arkansas Pipeline LLC
AR.FA.01.00053.ROW	TERRY W. JOHNSON AND MARGIE SUE JOHNSON	FRONTIER GAS SERVICES, LLC.	3/25/2010	Faulkner	EASEMENT/ROW	12W	11		7N			2010-10150	Crestwood Arkansas Pipeline LLC
AR.FA.01.00054.ROW	DOYLE H. JOLLY AND GRACE E. JOLLY	FRONTIER GAS SERVICES, LLC.	3/1/2010	Faulkner	EASEMENT/ROW	12W	3,10		7N			2010-10151	Crestwood Arkansas Pipeline LLC
AR.FA.01.00055.ROW	JOE T. LASLEY, AKA JOSEPH TERRELL LASLEY, JR AKA JOEY LASLEY AND KELLIE LASLEY, AKA KELLEY LASLEY	FRONTIER GAS SERVICES, LLC.	4/7/2010	Faulkner	EASEMENT/ROW	12W	18,13		7N			2010-10156	Crestwood Arkansas Pipeline LLC
AR.FA.01.00056.ROW	JACKIE L. MAY AND MARY H. MAY	FRONTIER GAS SERVICES, LLC.	3/11/2010	Faulkner	EASEMENT/ROW	12W	4,5,9		7N			2010-10159	Crestwood Arkansas Pipeline LLC
AR.FA.01.00057.ROW	MEDICAL APPLICATIONS GROUP, LLC.		3/9/2010	Faulkner	EASEMENT/ROW	12W	3,10		7N			2010-10162	Crestwood Arkansas Pipeline LLC
AR.FA.01.00058.ROW	DENNIS MILLER AND TERESA MILLER	FRONTIER GAS SERVICES, LLC.	5/30/2010	Faulkner	EASEMENT/ROW	12W	11		7N			2010-10163	Crestwood Arkansas Pipeline LLC
AR.FA.01.00059.ROW	EUGENE NEELY AND BARBARA NEELY	FRONTIER GAS SERVICES, LLC.	3/24/2010	Faulkner	EASEMENT/ROW	12W	11		7N			2010-10164	Crestwood Arkansas Pipeline LLC
AR.FA.01.00060.ROW	ERIC R. NULSEN AND GILLIAN E. NULSEN	FRONTIER GAS SERVICES, LLC.	4/9/2010	Faulkner	EASEMENT/ROW	12W	10		7N			2010-10165	Crestwood Arkansas Pipeline LLC
AR.FA.01.00061.ROW	EDWARDS L. ROBERTS AND MARTHA ROBERTS	FRONTIER GAS SERVICES, LLC.	5/20/2010	Faulkner	EASEMENT/ROW	12W	1		7N			2010-10169	Crestwood Arkansas Pipeline LLC

AR.FA.01.00062.ROW	RONNIE ROBERTSON AND SUSAN ROBERTSON	FRONTIER GAS SERVICES, LLC.	3/13/2010	Faulkner	EASEMENT/ROW	12W	9,10,15	7N	2010-10170	Crestwood Arkansas Pipeline LLC
AR.FA.01.00063.ROW	EVELYN SUE SIMPSON, JAMES D. SIMPSON, II. DANNA SUE SAWRIE, AND DEBORAH CLEMONS	FRONTIER GAS SERVICES, LLC.	3/24/2010	Faulkner	EASEMENT/ROW	11W	7	7N	2010-10172	Crestwood Arkansas Pipeline LLC
AR.FA.01.00064.ROW	HARVEY SISSON AND SHELLIE SISSON	FRONTIER GAS SERVICES, LLC.	3/13/2010	Faulkner	EASEMENT/ROW	12W	5	7N	2010-10173	Crestwood Arkansas Pipeline LLC
AR.FA.01.00065.ROW	HOLLIS O. STARR	FRONTIER GAS SERVICES, LLC.	3/24/2010	Faulkner	EASEMENT/ROW	11W	7	7N	2010-10174	Crestwood Arkansas Pipeline LLC
AR.FA.01.00066.ROW	JASON J. TAPLEY AND CARLIE TAPLEY	FRONTIER GAS SERVICES, LLC.	3/30/2010	Faulkner	EASEMENT/ROW	12W	4	7N	2010-10177	Crestwood Arkansas Pipeline LLC
AR.FA.01.00067.ROW	WEIR FAMILY FARM, LLC.	FRONTIER GAS SERVICES, LLC.	3/16/2010	Faulkner	EASEMENT/ROW	12W	21	7N	2010-10179	Crestwood Arkansas Pipeline LLC
AR.FA.01.00068.ROW	KENNETH WILCOX, TRUSTEE OF THE KENNETH WILCOX REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	3/23/2010	Faulkner	EASEMENT/ROW	12W	4	7N	2010-10180	Crestwood Arkansas Pipeline LLC
AR.FA.01.00069.ROW	KENNETH WILCOX, TRUSTEE OF THE KENNETH WILCOX REVOCABLE TRUST AND RUTH WATSON WILCOX, TRUSTEE OF THE RUTH WATSON WILCOX REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	3/11/2010	Faulkner	EASEMENT/ROW	12W	3,4,9,10	7N	2010-10181	Crestwood Arkansas Pipeline LLC
AR.FA.01.00070.ROW	CARROLL D. WINTER AND JANIS KAY WINTER, CO-TRUSTEES OF THE WINTER FAMILY REVOCABLE LIVING TRUST	FRONTIER GAS SERVICES, LLC.	3/17/2010	Faulkner	EASEMENT/ROW	12W	11,12	7N	2010-10182	Crestwood Arkansas Pipeline LLC
AR.FA.01.00071.ROW	TIM D. WOOD	FRONTIER GAS SERVICES, LLC.	3/25/2010	Faulkner	EASEMENT/ROW	12W	10	7N	2010-10183	Crestwood Arkansas Pipeline LLC
AR.FA.01.00072.ROW	MCNEW FAMILY TRUST, NORMAN I. MCNEW, TRUSTEE	FRONTIER GAS SERVICES, LLC.	6/28/2010	Faulkner	EASEMENT/ROW	12W	4,9	7N	2010-12584	Crestwood Arkansas Pipeline LLC
AR.FA.01.00073.ROW	MARK BOWIE AND SHEREE BOWIE	FRONTIER GAS SERVICES, LLC.	8/6/2010	Faulkner	EASEMENT/ROW	12W	22,15	7N	2010-14562	Crestwood Arkansas Pipeline LLC
AR.FA.01.00074.ROW	ELWOOD M. WOLFE AND ANN B. WOLFE	FRONTIER GAS SERVICES, LLC.	8/2/2010	Faulkner	EASEMENT/ROW	12W	17	7N	2010-14563	Crestwood Arkansas Pipeline LLC
AR.FA.01.00075.ROW	SHERRY ANNETTE SIMPSON AKA SHERRY ANNETTE SIMPSON BOUCHER AND SHERRILL THOMAS SIMPSON AKA SHIRRELL THOMAS SIMPSON AND AMANDA SIMPSON	FRONTIER GAS SERVICES, LLC.	7/28/2010	Faulkner	EASEMENT/ROW	11W	9,16	7N	2010-14564	Crestwood Arkansas Pipeline LLC
AR.FA.01.00076.ROW	SUE SIMPSON	FRONTIER GAS SERVICES, LLC.	7/28/2010	Faulkner	EASEMENT/ROW	11W	16	7N	2010-14565	Crestwood Arkansas Pipeline LLC
AR.FA.01.00077.ROW	THE JOHN L. AND SHIRLEY ANN BOWIE REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	8/10/2010	Faulkner	EASEMENT/ROW	12W	14,23	7N	2010-14566	Crestwood Arkansas Pipeline LLC
AR.FA.01.00078.ROW	RAYBURN J. LASLEY AKA R.J. LASLEY AND ATHELENE LASLEY AKA ETHELEEN LASLEY	FRONTIER GAS SERVICES, LLC	8/16/2010	Faulkner	EASEMENT/ROW	11W	16	7N	2010-16027	Crestwood Arkansas Pipeline LLC
AR.FA.01.00079.ROW	STEVEN W. HARRINGTON	FRONTIER GAS SERVICES, LLC	8/17/2010	Faulkner	EASEMENT/ROW	11W	16	7N	2010-16028	Crestwood Arkansas Pipeline LLC
AR.FA.01.00080.ROW	LYNDON H. FREEMAN LIVING TRUST AGREEMENT	FRONTIER GAS SERVICES, LLC	8/17/2010	Faulkner	EASEMENT/ROW	12W	7	7N	2010-16029	Crestwood Arkansas Pipeline LLC
AR.FA.01.00081.ROW	CHRISTINE MURCHISON	FRONTIER GAS SERVICES, LLC	8/16/2010	Faulkner	EASEMENT/ROW	12W	14	7N	2010-16030	Crestwood Arkansas Pipeline LLC
AR.FA.01.00082.ROW	H.T. HEFFINGTON AND LORA HEFFINGTON AND DAVID KELL HEFFINGTON	FRONTIER GAS SERVICES, LLC	8/11/2010	Faulkner	EASEMENT/ROW	11W	21	7N	2010-16031	Crestwood Arkansas Pipeline LLC
AR.FA.01.00083.ROW	BONNIE SHAW	FRONTIER GAS SERVICES, LLC	4/28/2010	Faulkner	EASEMENT/ROW	12W	21	7N	2010-16032	Crestwood Arkansas Pipeline LLC
AR.FA.01.00084.ROW	STEPHEN HALTER AND MARY FRANCES HALTER	FRONTIER GAS SERVICES, LLC	8/19/2010	Faulkner	EASEMENT/ROW	11W	8	7N	2010-16033	Crestwood Arkansas Pipeline LLC
AR.FA.01.00085.ROW	WILLIAM MATTHEW MILLER AND BELINDA L. MILLER	FRONTIER GAS SERVICES, LLC	8/18/2010	Faulkner	EASEMENT/ROW	11W	16	7N	2010-16034	Crestwood Arkansas Pipeline LLC
AR.FA.01.00086.ROW	RAYMOND SUBLETT AND EMMA SUBLETT	FRONTIER GAS SERVICES, LLC	8/12/2010	Faulkner	EASEMENT/ROW	12W	8	7N	2010-16035	Crestwood Arkansas Pipeline LLC
AR.FA.01.00087.ROW	EMMA SUBLETT AND JANETTE GOODRICH, CO-EXECUTORS OF THE NAOMI E. WILEY ESTATE	FRONTIER GAS SERVICES, LLC	8/13/2010	Faulkner	EASEMENT/ROW	12W	8	7N	2010-16036	Crestwood Arkansas Pipeline LLC
AR.FA.01.00088.ROW	DAN WALL AND RITA WALL	FRONTIER GAS SERVICES, LLC	8/27/2010	Faulkner	EASEMENT/ROW	11W	8	7N	2010-16037	Crestwood Arkansas Pipeline LLC
AR.FA.01.00089.ROW	TOMMY POTTS AND CAROLYN POTTS	FRONTIER GAS SERVICES, LLC.	8/30/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-16038	Crestwood Arkansas Pipeline LLC
AR.FA.01.00090.ROW	RICKEY L. MCGINTY AND SHERRY L. MCGINTY	FRONTIER GAS SERVICES, LLC	8/23/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-16041	Crestwood Arkansas Pipeline LLC
AR.FA.01.00091.ROW	PAUL MCGINTY	FRONTIER GAS SERVICES, LLC	8/25/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-16042	Crestwood Arkansas Pipeline LLC
AR.FA.01.00092.ROW	JIMMY D. COVINGTON AND CHRISTY CLIFTON AND DEBBIE BARNETT	FRONTIER GAS SERVICES, LLC	8/24/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-16043	Crestwood Arkansas Pipeline LLC
AR.FA.01.00093.ROW	EMMA JEAN LANKFORD	FRONTIER GAS SERVICES, LLC	8/21/2010	Faulkner	EASEMENT/ROW	12W	17	7N	2010-16044	Crestwood Arkansas Pipeline LLC
AR.FA.01.00094.ROW	OSCAR A. WESTHOFF AND LINDA K. WESTHOFF	FRONTIER GAS SERVICES, LLC	8/27/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-16045	Crestwood Arkansas Pipeline LLC
AR.FA.01.00095.ROW	THE TIMBERS IRREVOCABLE TRUST DATED JULY 12, 2010, PAUL TIMBERS AND ALICE TIMBERS, CO-TRUSTEES	FRONTIER GAS SERVICES, LLC.	8/6/2010	Faulkner	EASEMENT/ROW	11W	6,7,8	7N	2010-16046	Crestwood Arkansas Pipeline LLC
AR.FA.01.00096.ROW	SHIRLEY A. MONTGOMERY, TRUSTEE OF THE SHIRLEY A. MONTGOMERY REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	8/12/2010	Faulkner	EASEMENT/ROW	12W	7	7N	2010-16047	Crestwood Arkansas Pipeline LLC
AR.FA.01.00097.ROW	HELEN S. ROBBINS, TRUSTEE OF LOUIS R. ROBBINS TRUST	FRONTIER GAS SERVICES, LLC.	8/19/2010	Faulkner	EASEMENT/ROW	12W	22	7N	2010-16048	Crestwood Arkansas Pipeline LLC
AR.FA.01.00098.ROW	MARIPOSA LAND COMPANY AND FLOYD KNIGHTON	FRONTIER GAS SERVICES, LLC	8/5/2010	Faulkner	EASEMENT/ROW	11W	8	7N	2010-16049	Crestwood Arkansas Pipeline LLC
AR.FA.01.00099.ROW	MARIPOSA LAND COMPANY AND JOHN AND GEORGIANNA GUTHRIE	FRONTIER GAS SERVICES, LLC	8/5/2010	Faulkner	EASEMENT/ROW	11W	8	7N	2010-16050	Crestwood Arkansas Pipeline LLC
AR.FA.01.00100.ROW	FABERN JOE MCDONALD AND TONI JOE MCDONALD	FRONTIER GAS SERVICES, LLC	8/10/2010	Faulkner	EASEMENT/ROW	11W	17, 8	7N	2010-16051	Crestwood Arkansas Pipeline LLC
AR.FA.01.00101.ROW	FABERN JOE MCDONALD AND KELLY ANN MCDONALD	FRONTIER GAS SERVICES, LLC	8/18/2010	Faulkner	EASEMENT/ROW	11W	8	7N	2010-16052	Crestwood Arkansas Pipeline LLC
AR.FA.01.00102.ROW	KENNETH WILCOX, TRUSTEE OF THE KENNETH WILCOX REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	9/3/2010	Faulkner	EASEMENT/ROW	12W	9	7N	2010-18901	Crestwood Arkansas Pipeline LLC
AR.FA.01.00103.ROW	RUTH R. MCCUE, TRUSTEE OF THE RUTH R. MCCUE TRUST	FRONTIER GAS SERVICES, LLC	9/2/2010	Faulkner	EASEMENT/ROW	12W	22, 15	7N	2010-18902	Crestwood Arkansas Pipeline LLC
AR.FA.01.00104.ROW	MARVINNA J. SMITH AND RUSSELL V. SMITH	FRONTIER GAS SERVICES, LLC	9/30/2010	Faulkner	EASEMENT/ROW	12W	15	7N	2010-18903	Crestwood Arkansas Pipeline LLC
AR.FA.01.00105.ROW	DAVID SCOTT WARR AND GAYE NELL WARR, TRUSTEE OF THE GEORGIA U. SHAW REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	3/23/2010	Faulkner	EASEMENT/ROW	12W	21	7N	2010-19793	Crestwood Arkansas Pipeline LLC
AR.FA.01.00106.ROW	RANDOLPH CARDIN	FRONTIER GAS SERVICES, LLC	11/10/2010	Faulkner	EASEMENT/ROW	11W	7	7N	2010-21290	Crestwood Arkansas Pipeline LLC
AR.FA.01.00107.ROW	RANDOLPH CARDIN	FRONTIER GAS SERVICES, LLC	3/10/2010	Faulkner	EASEMENT/ROW	11W	7	7N	2010-10130	Crestwood Arkansas Pipeline LLC
AR.FA.01.00108.ROW	HOLLIS O. STARR AND LUCY A. STARR	FRONTIER GAS SERVICES, LLC	12/7/2010	Faulkner	EASEMENT/ROW	11W	7	7N	2010-22406	Crestwood Arkansas Pipeline LLC
AR.FA.01.00109.ROW	JOE T. LASLEY, AKA JOSEPH TERRELL LASLEY, JR. AKA JOEY LASLEY AND KELLIE LASLEY, AKA KELLEY LASLEY AND ALSO THE JOSEPH TERRELL LASLEY, JR. REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	12/6/2010	Faulkner	EASEMENT/ROW	11W, 12W	13, 18	7N	2010-22534	Crestwood Arkansas Pipeline LLC
AR.FA.01.00110.ROW	BLANCHE H. WARD, PATRICIA NORRIS, AND PEGGY PRYOR, CO-TRUSTEES OF BLANCHE MDH TRUST	FRONTIER GAS SERVICES, LLC	1/21/2011	Faulkner	EASEMENT/ROW	12W	12	7N	2011-1472	Crestwood Arkansas Pipeline LLC
AR.FA.01.00111.ROW	GARY CROSS	FRONTIER GAS SERVICES, LLC	1/17/2011	Faulkner	EASEMENT/ROW	12W	18	7N	2011-1473	Crestwood Arkansas Pipeline LLC
AR.FA.01.00112.ROW	HOWARD CROSS	FRONTIER GAS SERVICES, LLC	1/17/2011	Faulkner	EASEMENT/ROW	12W	18	7N	2011-1474	Crestwood Arkansas Pipeline LLC
AR.FA.01.00113.ROW	SHIRLEY A. MONTGOMERY, TRUSTEE OF THE SHIRLEY A. MONTGOMERY REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	1/26/2011	Faulkner	EASEMENT/ROW	12W	7, 18	7N	2011-4496	Crestwood Arkansas Pipeline LLC
AR.FA.01.00114.ROW	LINDA F. THORNTON	FRONTIER GAS SERVICES, LLC	1/13/2011	Faulkner	EASEMENT/ROW	12W	9	7N	2011-4498	Crestwood Arkansas Pipeline LLC
AR.FA.01.00115.ROW	JIM TAPLEY AND KATHEY TAPLEY	FRONTIER GAS SERVICES, LLC	3/18/2011	Faulkner	EASEMENT/ROW	12W	30	7N	2011-4547	Crestwood Arkansas Pipeline LLC
AR.FA.01.00116.ROW	BUNEVA C. CLARK AND ALVIN V. BOWIE TRUSTEES OF THE TUN V. BOWIE AND LOELL V. BOWIE IRREVOCABLE TRUST	FRONTIER GAS SERVICES, LLC	2/25/2011	Faulkner	EASEMENT/ROW	12W	34, 3	8N, 7N	2011-4846	Crestwood Arkansas Pipeline LLC
AR.FA.01.00117.ROW	WOODROW M. PARKER AND MARGIE R. PARKER	FRONTIER GAS SERVICES, LLC	3/28/2011	Faulkner	EASEMENT/ROW	11W	19	7N	2011-5210	Crestwood Arkansas Pipeline LLC
AR.FA.01.00118.ROW	H.T. HEFFINGTON, LORA HEFFINGTON, AND DAVID KELL HEFFINGTON	FRONTIER GAS SERVICES, LLC	3/24/2011	Faulkner	EASEMENT/ROW	11W	17	7N	2011-5211	Crestwood Arkansas Pipeline LLC

AR.FA.01.00119.ROW	HAZEL LASLEY	FRONTIER GAS SERVICES, LLC	3/30/2011	Faulkner	EASEMENT/ROW	11W	18	7N	2011-5310	Crestwood Arkansas Pipeline LLC
AR.FA.01.00120.ROW	DENNY R. SMITH AND NANCY G. SMITH	FRONTIER GAS SERVICES, LLC	6/8/2011	Faulkner	EASEMENT/ROW	12W	35	8N	2011-9600	Crestwood Arkansas Pipeline LLC
AR.FA.01.00121.ROW	DAVID A. HIGGINS AND PHERBY HIGGINS	FRONTIER GAS SERVICES, LLC	4/30/2011	Faulkner	EASEMENT/ROW	12W	3	7N	2011-7165	Crestwood Arkansas Pipeline LLC
AR.FA.01.00122.ROW	LEIGH S. BARNETT	FRONTIER GAS SERVICES, LLC	6/15/2011	Faulkner	EASEMENT/ROW	12W	35	8N	2011-9542	Crestwood Arkansas Pipeline LLC
AR.FA.01.00123.ROW	CHARLES EDWARD KELSO AND JOY L. KELSO	FRONTIER GAS SERVICES, LLC	6/28/2011	Faulkner	EASEMENT/ROW	13W	14, 15	7N	2011-10951	Crestwood Arkansas Pipeline LLC
AR.FA.01.00124.ROW	OTTO DENTAL SUPPLY, INC	CRESTWOOD ARKANSAS PIPELINE, LLC	7/5/2011	Faulkner	EASEMENT/ROW				2011-10953	Crestwood Arkansas Pipeline LLC
AR.FA.01.00125.ROW	W.R. OTTO AND WIFE, PATSY OTTO	CRESTWOOD ARKANSAS PIPELINE, LLC	7/5/2011	Faulkner	EASEMENT/ROW				2011-10952	Crestwood Arkansas Pipeline LLC
AR.FA.01.00126.ROW	TRUSTEES OF THE JERRY NEAL HENDERSON AND CAROLYN ROWLETT HENDERSON JOINT REVOCABLE TRUST DECLARATION	CRESTWOOD ARKANSAS PIPELINE, LLC	7/18/2010	Faulkner	EASEMENT/ROW	13W	13	7N	2011-11659	Crestwood Arkansas Pipeline LLC
AR.FA.01.00127.ROW	MELVIN JENNINGS AND MARY JENNINGS	CRESTWOOD ARKANSAS PIPELINE LLC	8/1/2011	Faulkner	EASEMENT/ROW	12W	2	7N	2011-12286	Crestwood Arkansas Pipeline LLC
AR.FA.01.00128.ROW	SAMMIE D. COCKRELL AND HUSBAND, ROBERT T. COCKRELL	CRESTWOOD ARKANSAS PIPELINE, LLC	7/25/2011	Faulkner	EASEMENT/ROW	13W	13	7N	2011-14292	Crestwood Arkansas Pipeline LLC
AR.FA.01.00129.ROW	DONALD D. LOWERY AND DONNA K. LOWERY	CRESTWOOD ARKANSAS PIPELINE, LLC.	9/6/2011	Faulkner	EASEMENT/ROW	12W	33, 3, 34, 4	8N, 7N	2011-14290	Crestwood Arkansas Pipeline LLC
AR.FA.01.00130.ROW	FARRIS L. BURROUGHS AND MARILYN R. BURROUGHS	CRESTWOOD ARKANSAS PIPELINE, LLC.	12/8/2011	Faulkner	EASEMENT/ROW	12W	1, 2	7N	2011-20183	Crestwood Arkansas Pipeline LLC
AR.FA.01.00131.ROW	GARY N. KEATHLEY AND SUSAN A. KEATHLEY FAMILY LIMITED PARTNERSHIP	CRESTWOOD ARKANSAS PIPELINE, LLC.	2/7/2012	Faulkner	EASEMENT/ROW	12W	28	8N	2012-3160	Crestwood Arkansas Pipeline LLC
AR.FA.01.00132.ROW	WOOTEN BROTHERS CONSTRUCTION, INC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/21/2011	Faulkner	EASEMENT/ROW	11W	17, 20	7N	2011-7167	Crestwood Arkansas Pipeline LLC
AR.FA.01.00133.ROW	WILLIAM RUSSELL EVERETT AND TIMSEY L. EVERETT	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/26/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-7169	Crestwood Arkansas Pipeline LLC
AR.FA.01.00134.ROW	T-MOUNTAIN RANCH, LLC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/2/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-8715	Crestwood Arkansas Pipeline LLC
AR.FA.01.00135.ROW	TRACY MANN AND NANCY MANN	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/5/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-7331	Crestwood Arkansas Pipeline LLC
AR.FA.01.00136.ROW	KENNETH WILCOX TRUSTEE REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/10/2011	Faulkner	EASEMENT/ROW	12W	19	7N	2011-7550	Crestwood Arkansas Pipeline LLC
AR.FA.01.00137.ROW	CHARLES H. KNOPP AND BEVERLY T. KNOPP	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/18/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-8716	Crestwood Arkansas Pipeline LLC
AR.FA.01.00138.ROW	WILLIAM P. MERRITT AND JIMMIE MERRITT, CO-TRUSTEES OF THE MERRITT FAMILY TRUST AGREEMENT	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/17/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-8239	Crestwood Arkansas Pipeline LLC
AR.FA.01.00139.ROW	MELTON COTTON AND ANNA COTTON	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/26/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-8717	Crestwood Arkansas Pipeline LLC
AR.FA.01.00141.ROW	CHARLES N. CARDIN AND SUZANNE CARDIN	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/26/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-8718	Crestwood Arkansas Pipeline LLC
AR.FA.01.00142.ROW	DAVID N. BELL AND JAMES F. BELL AND MARTHA BELL	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/2/2011	Faulkner	EASEMENT/ROW	11W	17	7N	2011-7166	Crestwood Arkansas Pipeline LLC
AR.FA.01.00143.ROW	THOMAS RANDEL ROBERTS AND WIFE, REBECCA SUE ROBERTS	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/21/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-10030	Crestwood Arkansas Pipeline LLC
AR.FA.01.00144.ROW	BILLY P. TYLER AND CATHY N. TYLER, CO-TRUSTEES OF THE CATHY N. TYLER REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/3/2011	Faulkner	EASEMENT/ROW	13W	3, 13, 15, 14	7N	2011-8714	Crestwood Arkansas Pipeline LLC
AR.FA.01.00145.ROW	DENNY R. SMITH AND NANCY G. SMITH	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/8/2011	Faulkner	EASEMENT/ROW	12W	35	8N	2011-9600	Crestwood Arkansas Pipeline LLC
AR.FA.01.00146.ROW	JAMES D. CAMP AND DONNA CAMP	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/13/2011	Faulkner	EASEMENT/ROW	12W	35	8N	2011-9541	Crestwood Arkansas Pipeline LLC
AR.FA.01.00147.ROW	SANDY E. JOLLY AND CATHY A. JOLLY	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/14/2011	Faulkner	EASEMENT/ROW	12W	34	8N	2011-9543	Crestwood Arkansas Pipeline LLC
AR.FA.01.00149.ROW	THOMAS RANDEL ROBERTS AND WIFE, REBECCA SUE ROBERTS	CRESTWOOD ARKANSAS PIPELINE, LLC.	6/21/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-10029	Crestwood Arkansas Pipeline LLC
AR.FA.01.00150.ROW	RODNEY L. NESS AND CAROLYN J. NESS	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/7/2011	Faulkner	EASEMENT/ROW	11W	20, 19	7N	2011-7168	Crestwood Arkansas Pipeline LLC
AR.FA.01.00151.ROW	ROBBIE JEAN KILPATRICK AS TRUSTEE OF THE ROBBIE JEAN KILPATRICK TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/18/2011	Faulkner	EASEMENT/ROW	12W	20	7N	2011-6388	Crestwood Arkansas Pipeline LLC
AR.FA.01.00152.ROW	T.R. KILPATRICK (DECEASED) AND ROBBIE KILPATRICK	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/18/2011	Faulkner	EASEMENT/ROW	12W	20	7N	2011-6389	Crestwood Arkansas Pipeline LLC
AR.FA.01.00153.ROW	DANIEL STOGNER AND MARGARET STOGNER	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/26/2011	Faulkner	EASEMENT/ROW	12W	2	7N	2011-7332	Crestwood Arkansas Pipeline LLC
AR.FA.01.00154.ROW	JIM H. TAPLEY AND KATHEY M. TAPLEY	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/11/2011	Faulkner	EASEMENT/ROW	12W	30	7N	2011-7552	Crestwood Arkansas Pipeline LLC
AR.FA.01.00155.ROW	RONALD E. EVERETT AND CAROL A. EVERETT, TRUSTEES OF THE EVERETT FAMILY TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	5/11/2011	Faulkner	EASEMENT/ROW	12W	29, 30	7N	2011-7551	Crestwood Arkansas Pipeline LLC
AR.FA.01.00156.ROW	RONNIE S. BEENE AND MARY M. BEENE	CRESTWOOD ARKANSAS PIPELINE, LLC.	7/28/2011	Faulkner	EASEMENT/ROW	11W	17	7N	2011-12287	Crestwood Arkansas Pipeline LLC
AR.FA.01.00157.ROW	LYNDON H. FREEMAN LIVING TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	1/9/2012	Faulkner	EASEMENT/ROW	12W	8	7N	2012-2745	Crestwood Arkansas Pipeline LLC
AR.FA.01.00158.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES LLC	7/26/2010	Faulkner	LICENSE/PERMIT					Crestwood Arkansas Pipeline LLC
AR.FA.01.00159.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	CRESTWOOD ARKANSAS PIPELINE LLC	9/20/2011	Faulkner	LICENSE/PERMIT	13W	1	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00160.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	CRESTWOOD ARKANSAS PIPELINE LLC	7/11/2011	Faulkner	LICENSE/PERMIT	13W	10	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00161.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC.	3/29/2011	Faulkner	LICENSE/PERMIT	13W	10	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00162.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC.	4/21/2010	Faulkner	LICENSE/PERMIT	12W	16	8N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00163.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC.	6/7/2010	Faulkner	LICENSE/PERMIT	11W	4	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00164.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC.	7/26/2010	Faulkner	LICENSE/PERMIT	11W	4	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00165.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	CRESTWOOD ARKANSAS PIPELINE, LLC	5/3/2011	Faulkner	LICENSE/PERMIT	13W	4	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00166.PERM	FAULKNER COUNTY ROAD DEPARTMENT	FRONTIER GAS SERVICES, LLC	6/14/2010	Faulkner	LICENSE/PERMIT	13W	3	8N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00167.PERM	FAULKNER COUNTY ROAD DEPARTMENT	FRONTIER GAS SERVICES, LLC	6/2/2010	Faulkner	LICENSE/PERMIT	12W	11	8N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00168.PERM	FAULKNER COUNTY ROAD DEPARTMENT	FRONTIER GAS SERVICES, LLC	6/2/2010	Faulkner	LICENSE/PERMIT	12W	11	8N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00169.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC	3/2/2011	Faulkner	LICENSE/PERMIT	13W	1	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00170.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC	6/7/2010	Faulkner	LICENSE/PERMIT	12W	1	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00171.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC	6/7/2010	Faulkner	LICENSE/PERMIT	12W	1	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00172.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	CRESTWOOD ARKANSAS PIPELINE, LLC	7/11/2011	Faulkner	LICENSE/PERMIT	13W	1	7N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00173.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	FRONTIER GAS SERVICES, LLC	4/21/2010	Faulkner	LICENSE/PERMIT	12W	33	8N		Crestwood Arkansas Pipeline LLC
AR.FA.01.00174.PERM	ARKANSAS HIGHWAY AND TRANSPORTATION DEPARTMENT	CRESTWOOD ARKANSAS PIPELINE, LLC	10/27/2010	Faulkner	LICENSE/PERMIT	14W	34	8N		Crestwood Arkansas Pipeline LLC
AR.FA.04.00001.ROW	RAYMOND REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/10/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2007-10932	Crestwood Arkansas Pipeline LLC
AR.FA.04.00002.ROW	CHARLES E. REYNOLDS AND GLADIES L. REYNOLDS, HUSBAND AND WIFE, AS AN ESTATE BY THE ENTIRETY	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/19/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2007-11258	Crestwood Arkansas Pipeline LLC
AR.FA.04.00003.ROW	BILLY E. & MARGARET A. VANN REVOCABLE TRUST DATED 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/18/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2007-14291	Crestwood Arkansas Pipeline LLC
AR.FA.04.00004.ROW	RAYMOND REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/17/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2007-14736	Crestwood Arkansas Pipeline LLC
AR.FA.04.00005.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE, HIS WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	11/9/2007	Faulkner	EASEMENT/ROW	13	31	8N	2007-25100	Crestwood Arkansas Pipeline LLC
AR.FA.04.00006.ROW	ELMER T. BROWN AND REVENEL B. BROWN AKA RAVENELLE B. BROWN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/26/2007	Faulkner	EASEMENT/ROW	13W	31	8N	2007-25937	Crestwood Arkansas Pipeline LLC
AR.FA.04.00007.ROW	BILLY L.C. EALY AND WIFE, CAROLYN MARIE EALY	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/25/2007	Faulkner	EASEMENT/ROW	14W	23	8N	2007-11256	Crestwood Arkansas Pipeline LLC
AR.FA.04.00008.ROW	TIMOTHY R. ODOM AND TERRI L. ODOM	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/21/2007	Faulkner	EASEMENT/ROW	14W	23	8N	2007-15639	Crestwood Arkansas Pipeline LLC
AR.FA.04.00009.ROW	BONNIE JEAN ADAMS TINDALL	ARKANSAS MIDSTREAM GAS SERVICES CORP.	3/11/2008	Faulkner	EASEMENT/ROW	13W	31	8N	2008-17801	Crestwood Arkansas Pipeline LLC
AR.FA.04.00010.ROW	CURTIS HARRINGTON (DECEASED) AND WIFE, GURDA LEE HARRINGTON	ARKANSAS MIDSTREAM GAS SERVICES CORP.	5/22/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18006	Crestwood Arkansas Pipeline LLC
AR.FA.04.00011.ROW	JACKIE W. REYNOLDS AND WIFE, DOROTHY REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/2/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18007	Crestwood Arkansas Pipeline LLC

AR.FA.04.00012.ROW	MARILYN JEAN ANTHONY	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/30/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18008	Crestwood Arkansas Pipeline LLC
AR.FA.04.00013.ROW	QUINTON H. SPEARS	ARKANSAS MIDSTREAM GAS SERVICES CORP	6/2/2008	Faulkner	EASEMENT/ROW	13W	4, 32	7N, 8N	2008-18012	Crestwood Arkansas Pipeline LLC
AR.FA.04.00014.ROW	JAMES S. REYNOLDS AND REBECCA R. REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP	5/29/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18013	Crestwood Arkansas Pipeline LLC
AR.FA.04.00015.ROW	BILLY E. & MARGARET A. VANN REVOCABLE TRUST DATED 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/5/2008	Faulkner	EASEMENT/ROW	13W	31, 30	8N	2008-18015	Crestwood Arkansas Pipeline LLC
AR.FA.04.00016.ROW	WESLEY J. GOODMAN AND REBECCA E. GOODMAN	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/11/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18017	Crestwood Arkansas Pipeline LLC
AR.FA.04.00017.ROW	LUCINDA COCHRAN	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/10/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18018	Crestwood Arkansas Pipeline LLC
AR.FA.04.00018.ROW	BEVERLY STRAIN EADS, IN TRUST AS TRUSTEE OF THE BEVERLY STRAIN EADS REVOCABLE LIVING TRUST DATED NOVEMBER 16, 2004	ARKANSAS MIDSTREAM GAS SERVICES CORP.	3/9/2012	Faulkner	AMENDMENT	14W,13W	1, 6	7N	2012-4858	Crestwood Arkansas Pipeline LLC
AR.FA.04.00018.ROW	BEVERLY STRAIN EADS, IN TRUST AS TRUSTEE OF THE BEVERLY STRAIN EADS REVOCABLE LIVING TRUST DATED NOVEMBER 16, 2004	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/22/2008	Faulkner	EASEMENT/ROW	14W, 13W	1, 6	7N	2008-18294	Crestwood Arkansas Pipeline LLC
AR.FA.04.00019.ROW	JESSICA LYNN KNAPP	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/12/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-18401	Crestwood Arkansas Pipeline LLC
AR.FA.04.00020.ROW	BONNIE JEAN ADAMS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	12/7/2007	Faulkner	EASEMENT/ROW	13W	31	8N	2008-18402	Crestwood Arkansas Pipeline LLC
AR.FA.04.00021.ROW	THOMAS J. AMOS, JR. AND ESTHER E. AMOS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/5/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-18403	Crestwood Arkansas Pipeline LLC
AR.FA.04.00022.ROW	CRAIN LANDS, LLC	ARKANSAS MIDSTREAM GAS SERVICES CORP.	8/20/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-19547	Crestwood Arkansas Pipeline LLC
AR.FA.04.00023.ROW	BILLY E. VANN AND MARGARET A. VANN REVOCABLE TRUST DATED THE 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/7/2008	Faulkner	EASEMENT/ROW	13W	30	8N	2008-19551	Crestwood Arkansas Pipeline LLC
AR.FA.04.00024.ROW	BILLY E. VANN AND MARGARET A. VANN, TRUSTEES OF THE BILLY E. AND MARGARET A. VANN REVOCABLE TRUST DATED THE 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	8/15/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2008-19552	Crestwood Arkansas Pipeline LLC
AR.FA.04.00025.ROW	BILLY E. VANN AND MARGARET A. VANN, TRUSTEES OF THE BILLY E. AND MARGARET A. VANN REVOCABLE TRUST DATED THE 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	8/1/2007	Faulkner	EASEMENT/ROW	13W	30	8N	2008-19553	Crestwood Arkansas Pipeline LLC
AR.FA.04.00026.ROW	KERRI KEMPER	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/7/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-19554	Crestwood Arkansas Pipeline LLC
AR.FA.04.00027.ROW	RUSSELLE J. BRYAN, TRUSTEE OF THE RUSSELLE J. BRYAN LIVING TRUST DATED OCTOBER 27, 1987	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/7/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-19555	Crestwood Arkansas Pipeline LLC
AR.FA.04.00028.ROW	BILLY E. & MARGARET A. VANN REVOCABLE TRUST DATED 30TH DAY OF DECEMBER, 2002	ARKANSAS MIDSTREAM GAS SERVICES CORP.	9/17/2008	Faulkner	EASEMENT/ROW	13W	30	8N	2008-21153	Crestwood Arkansas Pipeline LLC
AR.FA.04.00029.ROW	TERRY LEE REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/25/2008	Faulkner	EASEMENT/ROW	13W	31	8N	2008-5912	Crestwood Arkansas Pipeline LLC
AR.FA.04.00030.ROW	ELMER T. BROWN AND REVENEL B. BROWN AKA RAVENELLE B. BROWN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/12/2008	Faulkner	EASEMENT/ROW	13W	32, 31	8N	2008-5914	Crestwood Arkansas Pipeline LLC
AR.FA.04.00031.ROW	RAY A. LANGRELL	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/15/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-5987	Crestwood Arkansas Pipeline LLC
AR.FA.04.00032.ROW	KENNETH C. SPATZ. TRUSTEE OF THE KENNETH C. SPATZ, JR. REVOCABLE TRUST DATED THE 22ND DAY OF DECEMBER, 2000 AND THEA S. SPATZ, TRUSTEE OF THE THEA S. SPATZ REVOCABLE TRUST DATED THE 22ND DAY OF DECEMBER, 2000	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/26/2008	Faulkner	EASEMENT/ROW	13W	29	8N	2008-6431	Crestwood Arkansas Pipeline LLC
AR.FA.04.00033.ROW	RAYMOND REYNOLDS AND PAMELA K. REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP.	3/11/2008	Faulkner	EASEMENT/ROW	14W	1	7N	2008-7953	Crestwood Arkansas Pipeline LLC
AR.FA.04.00034.ROW	DANNY MALLETT AND WIFE, KATHY MALLETT	ARKANSAS MIDSTREAM GAS SERVICES CORP	3/11/2008	Faulkner	EASEMENT/ROW	14W	1	7N	2008-8535	Crestwood Arkansas Pipeline LLC
AR.FA.04.00035.ROW	WILMA F. STEVENSON, & E. BENARD STEVENSON, & DONNA J. DUNCAN, & KRISTI M. BIVENS, TENANTS IN COMMON	ARKANSAS MIDSTREAM GAS SERVICES CORP.	7/10/2008	Faulkner	EASEMENT/ROW	13W	33	8N	2008-18295	Crestwood Arkansas Pipeline LLC
AR.FA.04.00037.ROW	ELMER T. BROWN AND WIFE, RAVENELLE B. BROWN	ARKANSAS MIDSTREAM GAS SERVICES CORP.	6/12/2007	Faulkner	EASEMENT/ROW	13W	31	8N	2009-10675	Crestwood Arkansas Pipeline LLC
AR.FA.04.00038.ROW	JIMMY D. ROBERTS AND FREDA M. ROBERTS, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP	2/18/2005	Faulkner	EASEMENT/ROW	13W	29	8N	2005-13620	Crestwood Arkansas Pipeline LLC
AR.FA.04.00039.ROW	EAGLE REAL ESTATE, LLC	ARKANSAS MIDSTREAM GAS SERVICES CORP.	2/4/2008	Faulkner	EASEMENT/ROW	14W	1	7N	2009-19105	Crestwood Arkansas Pipeline LLC
AR.FA.04.00040.ROW	HOWARD GLOVER, JR., A/K/A HOWARD D. GLOVER AND CAROLYN GLOVER A/K/A CAROLYN D. GLOVER, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP	12/19/2008	Faulkner	EASEMENT/ROW	13W	25	8N	2009-20048	Crestwood Arkansas Pipeline LLC
AR.FA.04.00041.ROW	DAN J. YANCEY AND WIFE PATRICIA A. YANCEY	ARKANSAS MIDSTREAM GAS SERVICES CORP	7/20/2009	Faulkner	EASEMENT/ROW	13W, 13W	24, 24	8N, 8N	2009-21861	Crestwood Arkansas Pipeline LLC
AR.FA.04.00042.ROW	TROY WALKER	ARKANSAS MIDSTREAM GAS SERVICES CORP	12/12/2008	Faulkner	EASEMENT/ROW	13W	24	8N	2009-21862	Crestwood Arkansas Pipeline LLC
AR.FA.04.00043.ROW	RICKEY D. WIEDOWER AND WIFE DEBBIE WIEDOWER	ARKANSAS MIDSTREAM GAS SERVICES CORP	3/24/2009	Faulkner	EASEMENT/ROW	13W	25	8N	2009-21863	Crestwood Arkansas Pipeline LLC
AR.FA.04.00044.ROW	NICK D. PASSMORE	ARKANSAS MIDSTREAM GAS SERVICES CORP	8/2/2012	Faulkner	EASEMENT/ROW	13W	25	8N	2009-21864	Crestwood Arkansas Pipeline LLC
AR.FA.04.00045.ROW	DAMON WILKIE CARDIN AND WIFE ANN CARDIN	ARKANSAS MIDSTREAM GAS SERVICES CORP	8/2/2012	Faulkner	EASEMENT/ROW	13W	25	8N	2009-21865	Crestwood Arkansas Pipeline LLC
AR.FA.04.00046.ROW	LINDSEY LEWIS AND WIFE, SARAH LEWIS	ARKANSAS MIDSTREAM GAS SERVICES, CORP	9/30/2009	Faulkner	EASEMENT/ROW	13W	29	8N	2009-23123	Crestwood Arkansas Pipeline LLC
AR.FA.04.00047.ROW	JIMMY D. ROBERTS AND FREDA M. ROBERTS	ARKANSAS MIDSTREAM GAS SERVICES CORP	9/30/2009	Faulkner	EASEMENT/ROW	13W	29	8N	2009-23124	Crestwood Arkansas Pipeline LLC
AR.FA.04.00048.ROW	MATTHEW C. HAILE AND WIFE, BERTIZ R. HAILE	ARKANSAS MIDSTREAM GAS SERVICES CORP	8/2/2012	Faulkner	EASEMENT/ROW	13W	33	8N	2009-1325	Crestwood Arkansas Pipeline LLC
AR.FA.04.00049.ROW	DAN J. YANCEY AND PATRICIA A. YANCEY, HIS WIFE	FRONTIER GAS SERVICES, LLC.	3/11/2010	Faulkner	EASEMENT/ROW	13W	24	8N	2010-10119	Crestwood Arkansas Pipeline LLC
AR.FA.04.00050.ROW	DANNY MALLETT AND KATHY MALLETT	FRONTIER GAS SERVICES, LLC.	3/22/2010	Faulkner	EASEMENT/ROW	14W, 14W	35, 2	8N, 7N	2010-10157	Crestwood Arkansas Pipeline LLC
AR.FA.04.00051.ROW	DOUGLAS E. MCMILLEN AND LAMETA MCMILLEN	FRONTIER GAS SERVICES, LLC.	3/25/2010	Faulkner	EASEMENT/ROW	14W	35	8N	2010-10160	Crestwood Arkansas Pipeline LLC
AR.FA.04.00052.ROW	NANCY A. MCNEW AND BOBBY L. MCNEW AND GEORGIA C. SPERRY AND PAUL SPERRY	FRONTIER GAS SERVICES, LLC.	3/19/2010	Faulkner	EASEMENT/ROW	14W, 14W	35, 2	8N, 7N	2010-10161	Crestwood Arkansas Pipeline LLC
AR.FA.04.00053.ROW	WOODROW M. PARKER AND MARGIE R. PARKER	FRONTIER GAS SERVICES, LLC.	6/15/2010	Faulkner	EASEMENT/ROW	13W	3	7N	2010-11222	Crestwood Arkansas Pipeline LLC
AR.FA.04.00054.ROAD	PAUL BUSH AND JERILIA L. BUSH	FRONTIER GAS SERVICES, LLC	7/20/2010	Faulkner	ROAD EASEMENT	13W	6	7N	2010-13852	Crestwood Arkansas Pipeline LLC
AR.FA.04.00055.ROW	JIMMY REYNOLDS AND VERNA REYNOLDS	FRONTIER GAS SERVICES, LLC.	7/15/2010	Faulkner	EASEMENT/ROW	13W, 13W	35, 36, 3, 2, 1	8N, 7N	2010-14567	Crestwood Arkansas Pipeline LLC
AR.FA.04.00056.ROW	JIMMY REYNOLDS AND VERNA REYNOLDS	FRONTIER GAS SERVICES, LLC	7/15/2010	Faulkner	EASEMENT/ROW	13W	32, 31	8N	2010-14568	Crestwood Arkansas Pipeline LLC
AR.FA.04.00057.ROW	BILLY P. TYLER AND CATHY N. TYLER, CO-TRUSTEES OF THE BILLY P. TYLER REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	7/14/2010	Faulkner	EASEMENT/ROW	13W	3	7N	2010-14570	Crestwood Arkansas Pipeline LLC
AR.FA.04.00058.ROW	WOODROW M. PARKER AND MARGIE R. PARKER	FRONTIER GAS SERVICES, LLC.	8/5/2010	Faulkner	EASEMENT/ROW	13W	3	7N	2010-14571	Crestwood Arkansas Pipeline LLC
AR.FA.04.00059.ROW	ELLEN IPOCK AND SYLVIA CASH	FRONTIER GAS SERVICES, LLC.	8/27/2010	Faulkner	EASEMENT/ROW	14W	11	8N	2010-16039	Crestwood Arkansas Pipeline LLC
AR.FA.04.00060.ROW	JEREMY HOFFMAN AND SARAH HOFFMAN	FRONTIER GAS SERVICES, LLC.	8/30/2010	Faulkner	EASEMENT/ROW	14W	27	8N	2010-16040	Crestwood Arkansas Pipeline LLC
AR.FA.04.00061.ROW	GEORGE M. BIDDLE AND JOAN M. BIDDLE	FRONTIER GAS SERVICES, LLC.	9/24/2010	Faulkner	EASEMENT/ROW	14W	27	8N	2010-18904	Crestwood Arkansas Pipeline LLC
AR.FA.04.00063.ROW	SAMUEL A. MCKASKLE	FRONTIER GAS SERVICES, LLC.	2/22/2011	Faulkner	EASEMENT/ROW	14W, 14W	34, 35	8N, 8N	2011-4934	Crestwood Arkansas Pipeline LLC
AR.FA.04.00064.ROW	BART THRONEBERRY AND KAREN THRONEBERRY	FRONTIER GAS SERVICES, LLC.	10/20/2010	Faulkner	EASEMENT/ROW	14W	27	8N	2010-19791	Crestwood Arkansas Pipeline LLC
AR.FA.04.00065.ROW	JIMMY B. AND BARBARA THRONEBERRY REVOCABLE TRUST, AND CHRISTOPHER L. THRONEBERRY REVOCABLE TRUST, AND JAMES BARTON THRONEBERRY AND WIFE, KAREN THRONEBERRY	FRONTIER GAS SERVICES, LLC.	10/20/2010	Faulkner	EASEMENT/ROW	14W	27	8N	2010-19792	Crestwood Arkansas Pipeline LLC
AR.FA.04.00066.ROW	BART THRONEBERRY AND CHRISTOPHER L. THRONEBERRY REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	11/17/2010	Faulkner	EASEMENT/ROW	14W	34	8N	2010-21288	Crestwood Arkansas Pipeline LLC

AR.FA.04.00067.ROW	BETTY SHARON FUSSELL AND JAMES ALVIN PATTON AND LANDO THOMAS PATTON AND ROSALEE PATTON	FRONTIER GAS SERVICES, LLC.	9/16/2010	Faulkner	EASEMENT/ROW	14W, 14W	35, 34	8N, 8N	2010-18905	Crestwood Arkansas Pipeline LLC
AR.FA.04.00067.ROW	BETTY SHARON FUSSELL AND JAMES ALVIN PATTON AND LANDO THOMAS PATTON AND ROSALEE PATTON	FRONTIER GAS SERVICES, LLC.	11/17/2010	Faulkner	EASEMENT/ROW	14W, 14W	35, 34	8N, 8N	2010-21289	Crestwood Arkansas Pipeline LLC
AR.FA.04.00068.ROW	DANNY MALLETT AND KATHY MALLETT	FRONTIER GAS SERVICES, LLC.	11/17/2010	Faulkner	EASEMENT/ROW	14W, 14W	35, 2	8N, 7N	2010-22075	Crestwood Arkansas Pipeline LLC
AR.FA.04.00069.ROW	MARY LYNN KELSO, HAROLD JUSTIN ACRE, AND GLENDON L. ACRE, TENANTS IN COMMON	ARKANSAS MIDSTREAM GAS SERVICES, CORP	1/11/2010	Faulkner	EASEMENT/ROW	13W	31	8N	2010-2347	Crestwood Arkansas Pipeline LLC
AR.FA.04.00070.ROW	THE RALEY FAMILY REVOCABLE TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP	1/26/2010	Faulkner	EASEMENT/ROW	14W	1	7N	2010-2349	Crestwood Arkansas Pipeline LLC
AR.FA.04.00071.ROW	HOWARD GLOVER, JR., A/K/A HOWARD D. GLOVER AND CAROLYN GLOVER, A/K/A CAROLYN D. GLOVER, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES CORP	12/23/2009	Faulkner	EASEMENT/ROW	13W, 13W	26, 25	8N, 8N	2010-395	Crestwood Arkansas Pipeline LLC
AR.FA.04.00072.ROW	RUSSELLE J. BRYAN, TRUSTEE OF THE RUSSELLE J. BRYAN LIVING TRUST DATED OCTOBER 27, 1987	ARKANSAS MIDSTREAM GAS SERVICES CORP	12/22/2009	Faulkner	EASEMENT/ROW	13W	29	8N	2010-397	Crestwood Arkansas Pipeline LLC
AR.FA.04.00073.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE	ARKANSAS MIDSTREAM GAS SERVICES CORP	4/4/2007	Faulkner	EASEMENT/ROW	13W	31	8N	2007-10931	Crestwood Arkansas Pipeline LLC
AR.FA.04.00074.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE	ARKANSAS MIDSTREAM GAS SERVICES CORP.	8/6/2012	Faulkner	EASEMENT/ROW	13W	31	8N	2007-10931	Crestwood Arkansas Pipeline LLC
AR.FA.04.00075.ROW	NANCY A. MCNEW	ARKANSAS MIDSTREAM GAS SERVICES CORP	1/5/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-489	Crestwood Arkansas Pipeline LLC
AR.FA.04.00076.ROW	GEORGIA C. SPERRY	ARKANSAS MIDSTREAM GAS SERVICES CORP	1/6/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-490	Crestwood Arkansas Pipeline LLC
AR.FA.04.00077.ROW	GEORGIA C. SPERRY	ARKANSAS MIDSTREAM GAS SERVICES CORP	1/6/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-491	Crestwood Arkansas Pipeline LLC
AR.FA.04.00078.ROW	NANCY A. MCNEW	ARKANSAS MIDSTREAM GAS SERVICES CORP	1/5/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-494	Crestwood Arkansas Pipeline LLC
AR.FA.04.00079.ROW	NANCY A. MCNEW	ARKANSAS MIDSTREAM GAS SERVICES CORP	1/5/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-495	Crestwood Arkansas Pipeline LLC
AR.FA.04.00080.ROW	GEORGIA C. SPERRY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	1/6/2010	Faulkner	EASEMENT/ROW	14W	2	7N	2010-496	Crestwood Arkansas Pipeline LLC
AR.FA.04.00081.ROW	KENNETH C. SPATZ, JR. TRUSTEE OF THE KENNETH C. SPATZ, JR. REVOCABLE TRUST DATED THE 22ND DAY OF DECEMBER, 2000, AND THEA S. SPATZ, TRUSTEE OF THE THEA S. SPATZ REVOCABLE TRUST DATED THE 22ND OF DECEMBER, 2000	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/29/2009	Faulkner	EASEMENT/ROW	13W	29	8N	2010-662	Crestwood Arkansas Pipeline LLC
AR.FA.04.00084.ROW	EMMA LEE SHARP	FRONTIER GAS SERVICES, LLC.	2/23/2011	Faulkner	EASEMENT/ROW	13W	25	7N	2011-3537	Crestwood Arkansas Pipeline LLC
AR.FA.04.00085.ROW	EDWARDS L. ROBERTS AND MARTHA J. ROBERTS	FRONTIER GAS SERVICES, LLC.	2/28/2011	Faulkner	EASEMENT/ROW	13W	23	7N	2011-3628	Crestwood Arkansas Pipeline LLC
AR.FA.04.00086.ROW	WILLIAM RUSSELL EVERETT AND TIMSEY L. EVERETT	FRONTIER GAS SERVICES, LLC.	2/16/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-4497	Crestwood Arkansas Pipeline LLC
AR.FA.04.00087.ROW	BARRY BUTLER	FRONTIER GAS SERVICES, LLC.	2/14/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-4499	Crestwood Arkansas Pipeline LLC
AR.FA.04.00088.ROW	THOMAS E. BAKER AND VERPLE L. BAKER TRUSTEES JOINT REVOCABLE TRUST	FRONTIER GAS SERVICES, LLC.	1/29/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-4500	Crestwood Arkansas Pipeline LLC
AR.FA.04.00089.ROW	MANDY JOLLY HARE, FORMERLY MANDY JOLLY	FRONTIER GAS SERVICES, LLC.	1/26/2011	Faulkner	EASEMENT/ROW	13W	13	7N	2011-4501	Crestwood Arkansas Pipeline LLC
AR.FA.04.00090.ROW	RICHARD ALLEN PERMENTER, ARLIE JOHN PERMENTER, AND WILLIAM OWEN PERMENTER	FRONTIER GAS SERVICES, LLC.	1/27/2011	Faulkner	EASEMENT/ROW	13W	13	7N	2011-4502	Crestwood Arkansas Pipeline LLC
AR.FA.04.00091.ROW	JIM TRAVIS AND PATTI TRAVIS	FRONTIER GAS SERVICES, LLC.	3/7/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-4847	Crestwood Arkansas Pipeline LLC
AR.FA.04.00093.ROW	RONNIE KRISELL	FRONTIER GAS SERVICES, LLC.	2/1/2011	Faulkner	EASEMENT/ROW	13W	13	7N	2011-4935	Crestwood Arkansas Pipeline LLC
AR.FA.04.00094.ROW	ROBERT DEAN	FRONTIER GAS SERVICES, LLC.	3/7/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-4936	Crestwood Arkansas Pipeline LLC
AR.FA.04.00095.ROW	KELSO BROTHERS, INC.	FRONTIER GAS SERVICES, LLC.	2/14/2011	Faulkner	EASEMENT/ROW	13W	15	7N	2011-4937	Crestwood Arkansas Pipeline LLC
AR.FA.04.00096.ROW	SAMMIE D. COCKRELL AND HUSBAND, ROBERT T. COCKRELL	FRONTIER GAS SERVICES, LLC.	3/25/2011	Faulkner	EASEMENT/ROW	13W	13,12	7N	2011-5209	Crestwood Arkansas Pipeline LLC
AR.FA.04.00099.ROW	DAVID REYNOLDS AND REBECCA W. REYNOLDS. TENANTS BY THE ENTIRETY	ARKANSAS MIDSTREAM GAS SERVICES CORP.	4/18/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-11257	Crestwood Arkansas Pipeline LLC
AR.FA.04.00100.ROW	LORRAINE CAUSEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/19/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-11259	Crestwood Arkansas Pipeline LLC
AR.FA.04.00101.ROW	CALVIN EALY, SURVIVING SPOUSE OF ALICE EALY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/24/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-11260	Crestwood Arkansas Pipeline LLC
AR.FA.04.00102.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/18/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-11261	Crestwood Arkansas Pipeline LLC
AR.FA.04.00103.ROW	FELTON DILLARD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/25/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-11262	Crestwood Arkansas Pipeline LLC
AR.FA.04.00104.ROW	ALLEN MALLETT AND WIFE, MICHELLE MALLETT, AS AN ESTATE BY THE ENTIRETY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/8/2007	Faulkner	EASEMENT/ROW	14W	24	8N	2007-12077	Crestwood Arkansas Pipeline LLC
AR.FA.04.00105.ROW	MAURICE HARRISON AND PEGGY ANN HARRISON, AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/26/2007	Faulkner	EASEMENT/ROW	14W	14,11	8N	2007-12915	Crestwood Arkansas Pipeline LLC
AR.FA.04.00106.ROW	THELMA R. BASS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/24/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2007-14289	Crestwood Arkansas Pipeline LLC
AR.FA.04.00107.ROW	CLENZO LEE FAMILY TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/16/2007	Faulkner	EASEMENT/ROW	14W	24	8N	2007-14290	Crestwood Arkansas Pipeline LLC
AR.FA.04.00108.ROW	JOHN A. SAMS AND WIFE, NORMA SAMS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/1/2007	Faulkner	EASEMENT/ROW	14W	14	8N	2007-14294	Crestwood Arkansas Pipeline LLC
AR.FA.04.00109.ROW	MONTEENE CRISWELL	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/24/2007	Faulkner	EASEMENT/ROW	14W	24	8N	2007-14295	Crestwood Arkansas Pipeline LLC
AR.FA.04.00110.ROW	GARRY CHURCH AND WIFE, PHOEBE CHURCH	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/16/2007	Faulkner	EASEMENT/ROW	14W	24	8N	2007-14296	Crestwood Arkansas Pipeline LLC
AR.FA.04.00111.ROW	MIKE AND KRISTI BREWER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/21/2007	Faulkner	EASEMENT/ROW	14W	23	8N	2007-15570	Crestwood Arkansas Pipeline LLC
AR.FA.04.00112.ROW	JAMES W. MAHAN AND WIFE, BARBARA MAHAN	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/21/2009	Faulkner	EASEMENT/ROW	14W	14,23	8N	2010-398	Crestwood Arkansas Pipeline LLC
AR.FA.04.00113.ROW	BORIS HORTON, CHERYL TIMS, ROCHELLE SIMMONS, GARRY SIMMONS, AND RHONDA CAUSEY	ARKANSAS MIDTREAM GAS SERVICES, CORP.	5/9/2017	Faulkner	EASEMENT/ROW	14W	25	8N	2007-16620	Crestwood Arkansas Pipeline LLC
AR.FA.04.00114.ROW	LARRY A. MAHAN AND JACKIE LYNN MAHAN, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/15/2007	Faulkner	EASEMENT/ROW	14W	23	8N	2007-19399	Crestwood Arkansas Pipeline LLC
AR.FA.04.00115.ROW	MAXINE MAHAN, TRUSTEE OF THE MAXINE MAHAN REVOCABLE TRUST DECLARATION DATED JANUARY 27, 2006.	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/18/2007	Faulkner	EASEMENT/ROW	14W	23	8N	2007-19400	Crestwood Arkansas Pipeline LLC
AR.FA.04.00116.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/4/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21273	Crestwood Arkansas Pipeline LLC
AR.FA.04.00117.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/1/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21274	Crestwood Arkansas Pipeline LLC
AR.FA.04.00118.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/18/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21275	Crestwood Arkansas Pipeline LLC
AR.FA.04.00119.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/1/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21276	Crestwood Arkansas Pipeline LLC
AR.FA.04.00120.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/5/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21277	Crestwood Arkansas Pipeline LLC
AR.FA.04.00121.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/5/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-21792	Crestwood Arkansas Pipeline LLC
AR.FA.04.00122.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/9/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2007-22156	Crestwood Arkansas Pipeline LLC
AR.FA.04.00123.ROW	MORRIS W. AND MINNIE B. THOMPSON, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	1/19/2010	Faulkner	EASEMENT/ROW	14W	24	8N	2010-2346	Crestwood Arkansas Pipeline LLC
AR.FA.04.00124.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE, HIS WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/18/2009	Faulkner	EASEMENT/ROW	13W	25	8N	2010-400	Crestwood Arkansas Pipeline LLC

AR.FA.04.00125.ROW	RAYMOND REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/9/2007	Faulkner	EASEMENT/ROW	14W	36	8N	2007-25969	Crestwood Arkansas Pipeline LLC
AR.FA.04.00126.ROW	EVELYN LANGLEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	1/14/2010	Faulkner	EASEMENT/ROW	13W	33	8N	2010-2344	Crestwood Arkansas Pipeline LLC
AR.FA.04.00127.ROW	WILLIAM E. SPEARS AND SHIRLEY J. SPEARS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	3/25/2008	Faulkner	EASEMENT/ROW	14W	36	8N	2008-17797	Crestwood Arkansas Pipeline LLC
AR.FA.04.00128.ROW	RAYMOND REYNOLDS AND WIFE, JOYCE REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	3/11/2008	Faulkner	EASEMENT/ROW	14W	36	8N	2008-17799	Crestwood Arkansas Pipeline LLC
AR.FA.04.00129.ROW	DOLLEN W. RORIE AND PATSY A. RORIE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/11/2008	Faulkner	EASEMENT/ROW	13W	33	8N	2008-18004	Crestwood Arkansas Pipeline LLC
AR.FA.04.00130.ROW	DOLLEN W. RORIE & PATSY A. RORIE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/24/2008	Faulkner	EASEMENT/ROW	13W	33	8N	2008-18005	Crestwood Arkansas Pipeline LLC
AR.FA.04.00131.ROW	VENICE HARDY, LIFE ESTATE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/14/2008	Faulkner	EASEMENT/ROW	13W	5	7N	2008-18011	Crestwood Arkansas Pipeline LLC
AR.FA.04.00133.ROW	DONNA JOAN TRAMMELL AND STEVEN J. TRAMMELL	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/19/2008	Faulkner	EASEMENT/ROW	13W	8	7N	2008-18016	Crestwood Arkansas Pipeline LLC
AR.FA.04.00134.ROW	DARRELL HARRINGTON AND WIFE, JO HARRINGTON	ARKANSAS MIDSTREAM GAS SERVICES, CORP	6/10/2008	Faulkner	EASEMENT/ROW	13W	32	8N	2008-18019	Crestwood Arkansas Pipeline LLC
AR.FA.04.00135.ROW	EDGAR BERNARD STEVENSON AND WIFE, VICKI H. STEVENSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/17/2008	Faulkner	EASEMENT/ROW	13W	34	8N	2008-18092	Crestwood Arkansas Pipeline LLC
AR.FA.04.00136.ROW	KYLIE D. MCGINTY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/29/2008	Faulkner	EASEMENT/ROW	13W	34	8N	2008-18096	Crestwood Arkansas Pipeline LLC
AR.FA.04.00139.ROW	CAROLYN SUE BIVENS AND HUSBAND HASSEL BIVENS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/3/2008	Faulkner	EASEMENT/ROW	13W	34	8N	2008-18764	Crestwood Arkansas Pipeline LLC
AR.FA.04.00140.ROW	CHRIS ACRE AND WIFE LYNN ACRE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/3/2008	Faulkner	EASEMENT/ROW	13W	34	8N	2008-18767	Crestwood Arkansas Pipeline LLC
AR.FA.04.00141.ROW	WOODROW M. PARKER & MARGIE R. PARKER, HIS WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	8/25/2008	Faulkner	EASEMENT/ROW	13W	3	7N	2008-18768	Crestwood Arkansas Pipeline LLC
AR.FA.04.00142.ROW	JIMMY REYNOLDS & VERNA REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/12/2008	Faulkner	EASEMENT/ROW	13W	2	7N	2008-19548	Crestwood Arkansas Pipeline LLC
AR.FA.04.00143.ROW	JIMMY REYNOLDS & VERNA REYNOLDS, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	9/12/2008	Faulkner	EASEMENT/ROW	13W	1, 2	7N	2008-19550	Crestwood Arkansas Pipeline LLC
AR.FA.04.00144.ROW	SUE HARRISON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/19/2008	Faulkner	EASEMENT/ROW	14W	11	8N	2008-23457	Crestwood Arkansas Pipeline LLC
AR.FA.04.00145.ROW	SUE HARRISON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/8/2008	Faulkner	EASEMENT/ROW	14W	11	8N	2008-23458	Crestwood Arkansas Pipeline LLC
AR.FA.04.00146.ROW	MAURICE HARRISON AND PEGGY ANN HARRISON, AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/11/2008	Faulkner	EASEMENT/ROW	14W	11	8N	2008-23409	Crestwood Arkansas Pipeline LLC
AR.FA.04.00147.ROW	LONIS HAMMETT	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	2/20/2008	Faulkner	EASEMENT/ROW	13W	6	7N	2008-5911	Crestwood Arkansas Pipeline LLC
AR.FA.04.00148.ROW	LONIS HAMMETT	ARKANSAS MIDSTREAM GAS SERVICES, CORP	2/20/2008	Faulkner	EASEMENT/ROW	13W	6	7N	2008-5913	Crestwood Arkansas Pipeline LLC
AR.FA.04.00149.ROW	VERNICE HARDY, LIFE ESTATE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	2/15/2008	Faulkner	EASEMENT/ROW	13W	5	7N	2008-5915	Crestwood Arkansas Pipeline LLC
AR.FA.04.00150.ROW	PAUL BUSH AND JERILIA LYNN BUSH, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	3/13/2008	Faulkner	EASEMENT/ROW	13W	6	7N	2008-6427	Crestwood Arkansas Pipeline LLC
AR.FA.04.00151.ROW	JOHN NELSON FIELDER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	8/22/2008	Faulkner	EASEMENT/ROW	13W	33	8N	2009-12061	Crestwood Arkansas Pipeline LLC
AR.FA.04.00152.ROW	JIMMY REYNOLDS AND VERNA REYNOLDS, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/7/2009	Faulkner	EASEMENT/ROW	13W	35	8N	2009-13464	Crestwood Arkansas Pipeline LLC
AR.FA.04.00153.ROW	ELISA YVONNE CHILDERS	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/16/2009	Faulkner	EASEMENT/ROW	13W	2	7N	2008-13909	Crestwood Arkansas Pipeline LLC
AR.FA.04.00154.ROW	RICHARD W. MORGAN	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/28/2009	Faulkner	EASEMENT/ROW	13W	3	7N	2009-13910	Crestwood Arkansas Pipeline LLC
AR.FA.04.00155.ROW	BILLY P. TYLER AND CATHY N. TYLER, CO-TRUSTEES OF THE BILLY P. TYLER REVOCABLE TRUST, DATED JUNE 24, 1991	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/10/2009	Faulkner	EASEMENT/ROW	13W	3	7N	2009-13911	Crestwood Arkansas Pipeline LLC
AR.FA.04.00156.ROW	BILLY P. TYLER AND CATHY N. TYLER, CO-TRUSTEES OF THE BILLY P. TYLER REVOCABLE TRUST, DATED JUNE 24, 1991	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/10/2009	Faulkner	EASEMENT/ROW	13W	3	7N	2009-13912	Crestwood Arkansas Pipeline LLC
AR.FA.04.00157.ROW	JIM L. O'QUINN	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/5/2009	Faulkner	EASEMENT/ROW	13W	3	7N	2009-13913	Crestwood Arkansas Pipeline LLC
AR.FA.04.00158.ROW	DOLLEN W. RORIE AND PATSY A. RORIE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	6/11/2008	Faulkner	EASEMENT/ROW	13W	33	8N	2008-18004	Crestwood Arkansas Pipeline LLC
AR.FA.04.00159.ROW	JOHN NELSON FIELDER, A/K/A JOHN N. FIELDER	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/15/2009	Faulkner	EASEMENT/ROW	13W	33	8N	2009-19681	Crestwood Arkansas Pipeline LLC
AR.FA.04.00160.ROW	BERNARD STEVENSON AND VICKI H. STEVENSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	7/29/2008	Faulkner	EASEMENT/ROW	13W	34	8N	2009-20050	Crestwood Arkansas Pipeline LLC
AR.FA.04.00161.ROW	DAN WILLARD ROONEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	4/15/2009	Faulkner	EASEMENT/ROW	13W	36	8N	2009-20051	Crestwood Arkansas Pipeline LLC
AR.FA.04.00162.ROW	DAN WILLARD ROONEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/19/2008	Faulkner	EASEMENT/ROW	13W	36	8N	2009-20052	Crestwood Arkansas Pipeline LLC
AR.FA.04.00163.ROW	VIVIAN F. MOBBS, FOR LIFE WITH REMAINDER IN FAYE A. LEE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/19/2009	Faulkner	EASEMENT/ROW	13W	4	7N	2009-21858	Crestwood Arkansas Pipeline LLC
AR.FA.04.00164.ROW	PAUL EVANS ACRE AND WIFE, DONNA K. ACRE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/21/2009	Faulkner	EASEMENT/ROW	13W	4	7N	2009-21859	Crestwood Arkansas Pipeline LLC
AR.FA.04.00165.ROW	JIMMY REYNOLDS AND VERNA REYNOLDS, HUSBAND AND WIFE	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/19/2008	Faulkner	EASEMENT/ROW	13W	2,35,36	7N,8N	2009-21860	Crestwood Arkansas Pipeline LLC
AR.FA.04.00166.ROW	J.W. ROONEY AND WIFE MADELINE ROONEY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	11/19/2008	Faulkner	EASEMENT/ROW	13W	36	8N	2009-21866	Crestwood Arkansas Pipeline LLC
AR.FA.04.00167.ROW	WILLIAM A. MCNABB AND CAROLYN M. MCNABB, TRUSTEES FOR THE WILLIAM A. AND CAROLYN MCNABB ESTATE TRUST	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	12/22/2008	Faulkner	EASEMENT/ROW	13W	4	7N	2009-23125	Crestwood Arkansas Pipeline LLC
AR.FA.04.00168.ROW	LULA EMBRY, ELUID GREEN, JR., ADDREA N. STEWART, ABIJAH ZABIHULLAH, STEVEN STEWART, VELMA SMITH, GENEVA DAVIS, AND GWENDOLYN GREEN SHEPERD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/14/2007	Faulkner	EASEMENT/ROW	14W	25,24	8N	2009-23499	Crestwood Arkansas Pipeline LLC
AR.FA.04.00170.ROW	FELTON DILLARD AND SHIRLEY DILLARD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	8/26/2010	Faulkner	EASEMENT/ROW	14W	25	8N	2010-16222	Crestwood Arkansas Pipeline LLC
AR.FA.04.00171.ROW	BILLY P. TYLER AND CATHY N. TYLER, CO-TRUSTEES OF THE BILLY P. TYLER REVOCABLE TRUST, DATED JUNE 24, 1991	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	1/18/2010	Faulkner	EASEMENT/ROW	13W	34,3	8N,7N	2010-2345	Crestwood Arkansas Pipeline LLC
AR.FA.04.00172.ROW	CHRIS MCNEELY AND SHANNON MCNEELY	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	1/20/2010	Faulkner	EASEMENT/ROW	14W	36	8N	2010-2348	Crestwood Arkansas Pipeline LLC
AR.FA.04.00173.ROW	SPENCER JOHNSON AND WIFE, VIRGINIA JOHNSON	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	10/29/2008	Faulkner	EASEMENT/ROW	13W	3	7N	2010-396	Crestwood Arkansas Pipeline LLC
AR.FA.04.00176.ROW	FELTON DILLARD	ARKANSAS MIDSTREAM GAS SERVICES, CORP.	5/22/2007	Faulkner	EASEMENT/ROW	14W	25	8N	2010-611	Crestwood Arkansas Pipeline LLC
AR.FA.04.00197.ROAD	RICHARD ALLEN PERMENTER, WILLIAM OWEN PERMENTER, ARLIE JOHN PERMENTER	CRESTWOOD ARKANSAS PIPELINE, LLC.	4/7/2011	Faulkner	ROAD EASEMENT	13W	13	7N	2011-6390	Crestwood Arkansas Pipeline LLC
AR.FA.04.00201.ROW	RAYMOND C. REYNOLDS, TRUSTEE OF THE RAYMOND C. REYNOLDS REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	8/9/2011	Faulkner	EASEMENT/ROW	14W	36	8N	2011-14291	Crestwood Arkansas Pipeline LLC
AR.FA.04.00202.ROW	ROBERT S. HARGROVE AND DELENA W. HARGROVE	CRESTWOOD ARKANSAS PIPELINE, LLC.	9/7/2011	Faulkner	EASEMENT/ROW	14W,13W	25,30	8N	2011-14289	Crestwood Arkansas Pipeline LLC
AR.FA.04.00203.ROW	RAYMOND C. REYNOLDS, TRUSTEE OF THE RAYMOND C. REYNOLDS REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	9/8/2011	Faulkner	EASEMENT/ROW	13W	30	8N	2011-15843	Crestwood Arkansas Pipeline LLC
AR.FA.04.00204.ROW	MARY LYNN KELSO AND HAROLD JUSTIN ACRE, SUCCESSOR TRUSTEES OF THE CECIL ACRE REVOCABLE TRUST	CRESTWOOD ARKANSAS PIPELINE, LLC.	9/22/2011	Faulkner	EASEMENT/ROW	14W,13W	36,31	8N	2011-15842	Crestwood Arkansas Pipeline LLC
AR.FA.04.00205.ROW	GARY SPEARS	CRESTWOOD ARKANSAS PIPELINE, LLC.	10/3/2011	Faulkner	EASEMENT/ROW	14W	36	8N	2011-15841	Crestwood Arkansas Pipeline LLC
AR.FA.04.00206.ROW	MCCRACKEN GREENBRIER FARMS, INC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	10/4/2011	Faulkner	EASEMENT/ROW	14W	36	8N	2011-15840	Crestwood Arkansas Pipeline LLC
AR.FA.04.00207.ROW	WILLIAM RUSSELL EVERETT AND TIMSEY L. EVERETT	CRESTEWOOD ARKANSAS PIPELINE, LLC.	4/26/2011	Faulkner	EASEMENT/ROW	13W	26	7N	2011-7169	Crestwood Arkansas Pipeline LLC
AR.FA.04.00208.ROW	HARDING-CRAFTON INVESTMENT PROPERTIES, LLC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	12/28/2011	Faulkner	EASEMENT/ROW	14W	1,12	7N	2012-174	Crestwood Arkansas Pipeline LLC
AR.FA.04.00209.ROW	4JM, INC.	CRESTWOOD ARKANSAS PIPELINE, LLC.	12/28/2011	Faulkner	EASEMENT/ROW	14W	1, 12	7N	2012-173	Crestwood Arkansas Pipeline LLC
AR.FA.04.00210.SURF	CHRISTOPHER G. WATSON AND JENNIFER DAWN WATSON, HUSBAND AND WIFE	CRESTWOOD ARKANSAS PIPELINE, LLC	2/4/2012	Faulkner	SURFACE AGREEMENT	14W	13	7N	2012-3159	Crestwood Arkansas Pipeline LLC
AR.FA.04.00211.ROW	CHRISTOPHER G. WATSON AND JENNIFER DAWN WATSON, HUSBAND AND WIFE	CRESTWOOD ARKANSAS PIPELINE LLC	2/4/2012	Faulkner	EASEMENT/ROW	14W	13	7N	2012-2744	Crestwood Arkansas Pipeline LLC
AR.FA.04.00212.SURF	TOMMY G. WATSON AND TERESA A. WATSON, HUSBAND AND WIFE	CRESTWOOD ARKANSAS PIPELINE, LLC	2/4/2012	Faulkner	SURFACE AGREEMENT	14W	13	7N	2012-2746	Crestwood Arkansas Pipeline LLC
AR.FA.04.00213.ROW	TOMMY G. WATSON AND TERESA A. WATSON, HUSBAND AND WIFE	CRESTWOOD ARKANSAS PIPELINE LLC	2/4/2012	Faulkner	EASEMENT/ROW	14W	13	7N	2012-2743	Crestwood Arkansas Pipeline LLC
AR.FA.04.00214.ROW	ALLEN R. DODGE, & SARA J. DODGE	CRESTWOOD ARKANSAS PIPELINE LLC	4/28/2011	Faulkner	EASEMENT/ROW	13W	10	7N	2011-7170	Crestwood Arkansas Pipeline LLC
AR.FA.04.00215.ROW	JOSEPH ARLIS HARTSFIELD	CRESTWOOD ARKANSAS PIPELINE LLC	5/18/2011	Faulkner	EASEMENT/ROW	13W	14	7N	2011-8241	Crestwood Arkansas Pipeline LLC
AR.FA.04.00216.ROW	NELLE HARTSFIELD, GLORIA ANNE HARTSFIELD, AND DONNA HARTSFIELD	CRESTWOOD ARKANSAS PIPELINE LLC	5/18/2011	Faulkner	EASEMENT/ROW	13W	14	7N	2011-8240	Crestwood Arkansas Pipeline LLC
AR.FA.04.00218.ROW	SANDY E. JOLLY AND CATHY A. JOLLY	FRONTIER GAS SERVICES, LLC.	1/19/2011	Faulkner	EASEMENT/ROW	13W	13	7N	2011-1475	Crestwood Arkansas Pipeline LLC
AR.FA.04.00219.LSE	TERRY REYNOLDS	ARKANSAS MIDSTREAM GAS SERVICES CORP	4/21/2008	Faulkner	LEASE	13W	31	8N	2009-20244	Crestwood Arkansas Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Parish	Section	TWP	Range	Book	Page	Recording Number	Current Operator
LA.SA.01.00001.DEED	MERIWETHER LOUISIANA LAND & TIMBER, LLC	TRISTATE SABINE, LLC.	10/22/2009	Sabine	DEED	SABINE	5	7N	13W	647	481	419210	Crestwood Sabine Pipeline LLC
LA.SA.01.00002.ROW	MERIWETHER LOUISIANA LAND & TIMBER LLC	TRISTATE SABINE, LLC.	6/29/2009	Sabine	EASEMENT/ROW	SABINE	5	7N	13W	653	63	420778	Crestwood Sabine Pipeline LLC
LA.SA.01.00003.ROAD	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	CRESTWOOD SABINE PIPELINE, LLC.	2/23/2012	Sabine	AMENDMENT	SABINE	5	7N	13W	708	95	436370	Crestwood Sabine Pipeline LLC
LA.SA.01.00003.ROAD	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	10/27/2009	Sabine	ROAD EASEMENT	SABINE	5	7N	13W	653	69	420779	Crestwood Sabine Pipeline LLC
LA.SA.01.00004.DEED	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	4/16/2010	Sabine	DEED	SABINE	5	7N	13W	683	932	423560	Crestwood Sabine Pipeline LLC
LA.SA.01.00005.ROAD	MERIWETHER LOUISIANA LAND & TIMBER, LLC	CRESTWOOD SABINE PIPELINE, LLC.	2/23/2012	Sabine	AMENDMENT	SABINE	5	7N	13W	708	98	436371	Crestwood Sabine Pipeline LLC
LA.SA.01.00005.ROAD	MERIWETHER LOUISIANA LAND & TIMBER LLC	TRISTATE SABINE LLC	4/30/2010	Sabine	ROAD EASEMENT	SABINE	5	7N	13W	665	256	423945	Crestwood Sabine Pipeline LLC
LA.SA.01.00006.ROW	TAMMY PANKO GRANT	TRISTATE SABINE, LLC.	12/8/2009	Sabine	EASEMENT/ROW	SABINE	9	8N	13W	665	272	423947	Crestwood Sabine Pipeline LLC
LA.SA.01.00007.ROW	GARY C. ELLIOTT, ROBERT E. ELLIOTT, JR., MARK S. ELLIOTT, DAVID S. ELLIOTT	TRISTATE SABINE, LLC.	12/23/2009	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	278	423948	Crestwood Sabine Pipeline LLC
LA.SA.01.00008.ROW	AGNES ANN TOUCHTON AARON AND DANNIE L. AARON	TRISTATE SABINE, LLC.	12/2/2009	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	685	286	423949	Crestwood Sabine Pipeline LLC
LA.SA.01.00009.ROW	KENNETH RAY RUSSELL	TRISTATE SABINE, LLC.	11/27/2009	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	292	423950	Crestwood Sabine Pipeline LLC
LA.SA.01.00010.ROW	DAVID LYNN RUSSELL	TRISTATE SABINE, LLC.	12/4/2009	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	298	423951	Crestwood Sabine Pipeline LLC
LA.SA.01.00011.ROW	RAY DEAN RUSSELL	TRISTATE SABINE, LLC.	11/30/2009	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	304	423952	Crestwood Sabine Pipeline LLC
LA.SA.01.00012.ROW	JOHN EDGAR NAYLOR, JR.	TRISTATE SABINE, LLC.	1/20/2010	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	311	423953	Crestwood Sabine Pipeline LLC
LA.SA.01.00013.ROW	ROBERT GLENN NAYLOR	TRISTATE SABINE, LLC.	1/2/2010	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	317	423954	Crestwood Sabine Pipeline LLC
LA.SA.01.00014.ROW	JAMES MARZ	TRISTATE SABINE, LLC.	1/6/2010	Sabine	EASEMENT/ROW	SABINE	16	8N	13W	665	323	423955	Crestwood Sabine Pipeline LLC
LA.SA.01.00015.ROW	LA BOKAY CORPORATION	TRISTATE SABINE, LLC.	1/6/2009	Sabine	EASEMENT/ROW	SABINE	5, 29, 32	7N, 8N	13W	665	329	423956	Crestwood Sabine Pipeline LLC
LA.SA.01.00016.ROW	WALTER MESHELL, JR	TRISTATE SABINE, LLC.	12/3/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	339	423957	Crestwood Sabine Pipeline LLC
LA.SA.01.00017.ROW	RUBY MESHELL LYON	TRISTATE SABINE, LLC.	12/4/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	345	423958	Crestwood Sabine Pipeline LLC
LA.SA.01.00018.ROW	RUFUS G. MESHELL	TRISTATE SABINE, LLC.	12/4/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	351	423959	Crestwood Sabine Pipeline LLC
LA.SA.01.00019.ROW	SHERRY ANN MESHELL	TRISTATE SABINE, LLC.	12/5/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	357	423960	Crestwood Sabine Pipeline LLC
LA.SA.01.00020.ROW	JIMMY RAY MESHELL, JR.	TRISTATE SABINE, LLC.	12/7/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	363	423961	Crestwood Sabine Pipeline LLC
LA.SA.01.00021.ROW	DONNA KAY MESHELL REID	TRISTATE SABINE, LLC.	12/7/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	369	423962	Crestwood Sabine Pipeline LLC
LA.SA.01.00022.ROW	DENNIS RAY MESHELL	TRISTATE SABINE, LLC.	12/7/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	375	423963	Crestwood Sabine Pipeline LLC
LA.SA.01.00023.ROW	ALBERT J. MALMAY	TRISTATE SABINE, LLC.	11/25/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	381	423964	Crestwood Sabine Pipeline LLC
LA.SA.01.00024.ROW	JOHNNY W. MALMAY	TRISTATE SABINE, LLC.	11/25/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	387	423965	Crestwood Sabine Pipeline LLC
LA.SA.01.00025.ROW	CHARLOTTE SEPULVADO EZERNACK	TRISTATE SABINE, LLC.	12/2/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	393	423966	Crestwood Sabine Pipeline LLC
LA.SA.01.00026.ROW	SCOTTIE D. SEPULVADO	TRISTATE SABINE, LLC.	12/2/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	399	423967	Crestwood Sabine Pipeline LLC
LA.SA.01.00027.ROW	A T & N MARTINEZ LAND COMPANY, LLC.	TRISTATE SABINE, LLC.	12/1/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	405	423968	Crestwood Sabine Pipeline LLC
LA.SA.01.00028.ROW	MARK ALAN MARTINEZ AND DONNA LYNN PROCELL MARTINEZ	TRISTATE SABINE, LLC.	12/4/2009	Sabine	EASEMENT/ROW	SABINE	32	8N	13W	665	411	423969	Crestwood Sabine Pipeline LLC
LA.SA.01.00029.ROW	MERIWETHER LOUISIANA LAND & TIMBER LLC.	TRISTATE SABINE, LLC.	1/4/2010	Sabine	EASEMENT/ROW	SABINE	5	7N	13W	665	417	423970	Crestwood Sabine Pipeline LLC
LA.SA.01.00030.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	5/25/2010	Sabine	EASEMENT/ROW	SABINE	5	7N	13W	666	234	424159	Crestwood Sabine Pipeline LLC
LA.SA.01.00031.ROW	MARILYN SHAWNEE SEPULVADO, JONATHON BLAKE ROBERSON, DAMON RYAN ROBERSON, FREDERICK CHAD ROBERSON	TRISTATE SABINE, LLC.	5/26/2010	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	667	336	424499	Crestwood Sabine Pipeline LLC
LA.SA.01.00032.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	5/4/2010	Sabine	EASEMENT/ROW	SABINE	23, 33, 34, 35	6N, 7N	12W	667	520	424556	Crestwood Sabine Pipeline LLC
LA.SA.01.00033.ROW	DOROTHY ELIZABETH SANDERS TIDWELL	TRISTATE SABINE, LLC.	2/1/2010	Sabine	EASEMENT/ROW	SABINE	33	7N	12W	667	530	424557	Crestwood Sabine Pipeline LLC
LA.SA.01.00034.ROW	LAMINORA PROPERTIES, INC.	TRISTATE SABINE, LLC.	5/4/2010	Sabine	EASEMENT/ROW	SABINE	33	7N	12W	667	536	424558	Crestwood Sabine Pipeline LLC

LA.SA.01.00035.ROW	JAN NICHOLS BOOKER REVOCABLE TRUST	TRISTATE SABINE, LLC.	4/13/2010	Sabine	EASEMENT/ROW	SABINE	34	7N	12W	667	542	424559	Crestwood Sabine Pipeline LLC
LA.SA.01.00036.ROW	DARRYL ALLAN DYESS	TRISTATE SABINE, LLC.	2/9/2010	Sabine	EASEMENT/ROW	SABINE	35	7N	12W	667	551	424560	Crestwood Sabine Pipeline LLC
LA.SA.01.00037.ROW	WILLIAM DANIEL DYESS	TRISTATE SABINE, LLC.	2/9/2010	Sabine	EASEMENT/ROW	SABINE	35	7N	12W	667	557	424561	Crestwood Sabine Pipeline LLC
LA.SA.01.00038.ROW	O'L HOME PLACE, LLC	TRISTATE SABINE, LLC	2/1/2010	Sabine	EASEMENT/ROW	SABINE	35	7N	12W	667	563	424562	Crestwood Sabine Pipeline LLC
LA.SA.01.00039.ROW	BROADWAY FOREST PRODUCTS, INC.	TRISTATE SABINE, LLC.	2/1/2010	Sabine	EASEMENT/ROW	SABINE	2	7N	12W	667	569	424563	Crestwood Sabine Pipeline LLC
LA.SA.01.00040.ROW	O.E. WILLIAMS TRUST	TRISTATE SABINE, LLC.	3/16/2010	Sabine	EASEMENT/ROW	SABINE	14	6N	12W	667	575	424564	Crestwood Sabine Pipeline LLC
LA.SA.01.00041.ROW	JAMES ALTON VEULEMAN, JR. AND ASHLEY TARPLEY VEULEMAN	TRISTATE SABINE, LLC.	2/4/2010	Sabine	EASEMENT/ROW	SABINE	23	6N	12W	667	592	424566	Crestwood Sabine Pipeline LLC
LA.SA.01.00042.ROW	LOUISIANA MINERALS, LTD.	TRISTATE SABINE, LLC.	4/7/2010	Sabine	EASEMENT/ROW	SABINE	2, 11	6N	12W	667	598	424567	Crestwood Sabine Pipeline LLC
LA.SA.01.00043.ROW	WEYERHAEUSER COMPANY	TRISTATE SABINE, LLC.	5/4/2010	Sabine	EASEMENT/ROW	SABINE	2, 11	6N	12W	667	605	424568	Crestwood Sabine Pipeline LLC
LA.SA.01.00044.ROW	LA BOKAY CORPORATION	TRISTATE SABINE, LLC.	4/30/2010	Sabine	EASEMENT/ROW	SABINE	23	6N	12W	667	615	424569	Crestwood Sabine Pipeline LLC
LA.SA.01.00047.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	7/12/2010	Sabine	EASEMENT/ROW	SABINE	4,5,8	7N	13W	674	68	426302	Crestwood Sabine Pipeline LLC
LA.SA.01.00048.ROW	GLYN DOYN VINES	TRISTATE SABINE, LLC.	4/26/2010	Sabine	EASEMENT/ROW	SABINE	28	8N	12W	674	77	426303	Crestwood Sabine Pipeline LLC
LA.SA.01.00049.ROW	MARY SUE BARR GARY	TRISTATE SABINE, LLC.	4/27/2010	Sabine	EASEMENT/ROW	SABINE	28; SW/4	8N	12W	674	83	426304	Crestwood Sabine Pipeline LLC
LA.SA.01.00050.ROW	HOWARD CAMERON BARR	TRISTATE SABINE, LLC.	4/25/2010	Sabine	EASEMENT/ROW	SABINE	28:SW/4	8N	12W	674	89	426305	Crestwood Sabine Pipeline LLC
LA.SA.01.00051.ROW	MICHAEL PEARCE AND JO ANN LANGLEY PEARCE	TRISTATE SABINE, LLC.	5/14/2010	Sabine	EASEMENT/ROW	SABINE	28	8N	12W	674	95	426306	Crestwood Sabine Pipeline LLC
LA.SA.01.00052.ROW	RUFUS G. SELF AND SANDRA BARR SELF	TRISTATE SABINE, LLC.	5/5/2010	Sabine	EASEMENT/ROW	SABINE	28	8N	12W	674	101	426307	Crestwood Sabine Pipeline LLC
LA.SA.01.00053.ROW	R.D. SIMMONS	TRISTATE SABINE, LLC.	4/21/2010	Sabine	EASEMENT/ROW	SABINE	13	8N	13W	674	108	426308	Crestwood Sabine Pipeline LLC
LA.SA.01.00054.ROW	RICKY SEPULVADO AND MOLLY SEPULVADO	TRISTATE SABINE, LLC.	7/22/2010	Sabine	EASEMENT/ROW	SABINE	20	8N	12W	674	114	426309	Crestwood Sabine Pipeline LLC
LA.SA.01.00055.ROW	FRANCES EZERNACK MARTINEZ, WIFE OF EUELL VERNON MARTINEZ	TRISTATE SABINE, LLC.	4/23/2010	Sabine	EASEMENT/ROW	SABINE	20	8N	12W	674	120	426310	Crestwood Sabine Pipeline LLC
LA.SA.01.00056.ROW	W-L DEWITT FAMILY, LLC.	TRISTATE SABINE, LLC.	5/7/2010	Sabine	EASEMENT/ROW	SABINE	20	8N	12W	674	127	426311	Crestwood Sabine Pipeline LLC
LA.SA.01.00057.ROW	ROY THOMAS GUCCIONE, JR. AND LISA HENRY GUCCIONE	TRISTATE SABINE, LLC.	4/27/2010	Sabine	EASEMENT/ROW	SABINE	28	8N	12W	674	133	426312	Crestwood Sabine Pipeline LLC
LA.SA.01.00058.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	8/16/2010	Sabine	EASEMENT/ROW	SABINE	33	7N	12W	674	139	426313	Crestwood Sabine Pipeline LLC
LA.SA.01.00059.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	8/20/2010	Sabine	EASEMENT/ROW	SABINE	17	7N	13W	674	746	426397	Crestwood Sabine Pipeline LLC
LA.SA.01.00060.SURF	RED RIVER LOUISIANA I LP FORMERLY TIMBERSTAR LOUISIANA I LP	TRISTATE SABINE, LLC.	9/7/2010	Sabine	LEASE	SABINE	1	8N	14W	675	368	426636	Crestwood Sabine Pipeline LLC
LA.SA.01.00061.ROW	CREST NATURAL RESOURCES, LLC.	TRISTATE SABINE, LLC.	9/8/2010	Sabine	LEASE	SABINE	20	8N	12W	675	377	426637	Crestwood Sabine Pipeline LLC
LA.SA.01.00062.SURF	DYESS LAND, LLC.	TRISTATE SABINE, LLC.	6/1/2010	Sabine	SURFACE AGREEMENT	SABINE	28	7N	12W	675	936	426798	Crestwood Sabine Pipeline LLC
LA.SA.01.00063.ROW	WALSH TIMBER COMPANY, LLC.	TRISTATE SABINE, LLC.	8/17/2010	Sabine	EASEMENT/ROW	SABINE	13,18	8N	13W,12W	675	943	426799	Crestwood Sabine Pipeline LLC
LA.SA.01.00064.ROW	LOUISIANA MINERALS, LTD.	TRISTATE SABINE, LLC.	8/10/2010	Sabine	EASEMENT/ROW	SABINE	4,9,28,29,33	7N,8N	12W	675	949	426800	Crestwood Sabine Pipeline LLC
LA.SA.01.00065.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	9/10/2010	Sabine	EASEMENT/ROW	SABINE	2,11,12,13,18,19,20,28	8N,7N	13W,12W	675	959	426801	Crestwood Sabine Pipeline LLC
LA.SA.01.00066.ROW	RED RIVER LOUISIANA I LP	TRISTATE SAVINE, LLC.	9/17/2010	Sabine	EASEMENT/ROW	SABINE	3,10,9,16,21	8N,7N	12W,13W	981	675	426802	Crestwood Sabine Pipeline LLC
LA.SA.01.00067.ROW	TODD B. STRAHAN	TRISTATE SABINE, LLC.	4/16/2010	Sabine	EASEMENT/ROW	SABINE	2	8N	13W	680	42	427929	Crestwood Sabine Pipeline LLC
LA.SA.01.00068.ROW	WEYERHAEUSER COMPANY	TRISTATE SABINE, LLC.	10/5/2010	Sabine	EASEMENT/ROW	SABINE	4,9,28,29,33	7N,8N	12W,13W	680	48	427930	Crestwood Sabine Pipeline LLC
LA.SA.01.00069.PERM	SABINE RIVER AUTHORITY	TRISTATE SABINE, LLC.	1/18/2012	Sabine	AMENDMENT	SABINE	26,27,28,29	8N	14W	704	893	435301	Crestwood Sabine Pipeline LLC
LA.SA.01.00069.PERM	SABINE RIVER AUTHORITY	TRISTATE SABINE, LLC.	1/27/2011	Sabine	LICENSE/PERMIT	SABINE	26,27,28,29	8N	14W	685	302	429498	Crestwood Sabine Pipeline LLC
LA.SA.01.00070.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	11/30/2010	Sabine	EASEMENT/ROW	SABINE	29,32,33,19	7N	12W	686	641	429926	Crestwood Sabine Pipeline LLC
LA.SA.01.00071.ROW	RONALD D. BRANDON AND RONALD S. BROADWAY	TRISTATE SABINE, LLC.	2/23/2011	Sabine	EASEMENT/ROW	SABINE	13	8N	14W	688	551	4302800	Crestwood Sabine Pipeline LLC
LA.SA.01.00072.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	5/27/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	693	669	431758	Crestwood Sabine Pipeline LLC

LA.SA.01.00073.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	3/17/2011	Sabine	EASEMENT/ROW	SABINE	4,5,8,9	7N	13W	693	845	431823	Crestwood Sabine Pipeline LLC
LA.SA.01.00074.ROW	MERIWETHER LOUISIANA LAND & TIMBER, LLC.	TRISTATE SABINE, LLC.	8/27/2010	Sabine	EASEMENT/ROW	SABINE	2,11	7N	13W	693	852	431824	Crestwood Sabine Pipeline LLC
LA.SA.01.00075.ROW	JO NEEL KIMBRELL BLAKEY, A MARRIED PERSON, AND NANCY KIMBRELL KERCE, A WIDOW OF WOODROW KERCE	TRISTATE SABINE, LLC.	9/15/2010	Sabine	EASEMENT/ROW	SABINE	9	7N	13W	859	693	431825	Crestwood Sabine Pipeline LLC
LA.SA.01.00076.ROW	BOBBIE ANN BRANDON DESADIER	TRISTATE SABINE, LLC.	6/7/2011	Sabine	EASEMENT/ROW	SABINE	29	7N	12W	955	693	431841	Crestwood Sabine Pipeline LLC
LA.SA.01.00077.ROW	HAROLD CRAIG DYESS	TRISTATE SABINE, LLC.	6/7/2011	Sabine	EASEMENT/ROW	SABINE	29	7N	12W	960	693	431842	Crestwood Sabine Pipeline LLC
LA.SA.01.00078.ROW	ALTON EARL BRANDON	TRISTATE SABINE, LLC.	6/1/2011	Sabine	EASEMENT/ROW	SABINE	29,37	7N	12W	693	965	431843	Crestwood Sabine Pipeline LLC
LA.SA.01.00079.ROW	IRENE BRANDON	TRISTATE SABINE, LLC.	6/2/2011	Sabine	EASEMENT/ROW	SABINE	29	7N	12W	693	970	431844	Crestwood Sabine Pipeline LLC
LA.SA.01.00080.ROW	HOWARD BRANDON	TRISTATE SABINE, LLC.	6/13/2011	Sabine	EASEMENT/ROW	SABINE	29	7N	12W	693	975	431845	Crestwood Sabine Pipeline LLC
LA.SA.01.00081.ROW	LINDA J. GUAY	TRISTATE SABINE, LLC.	6/10/2011	Sabine	EASEMENT/ROW	SABINE	30	7N	12W	693	980	431846	Crestwood Sabine Pipeline LLC
LA.SA.01.00082.ROW	RICHARD H. EVANS AND RACHEL LAW EVANS, HUSBAND AND WIFE	TRISTATE SABINE, LLC.	6/6/2011	Sabine	EASEMENT/ROW	SABINE	30	7N	12W	693	985	431847	Crestwood Sabine Pipeline LLC
LA.SA.01.00083.PERM	THE KANSAS CITY SOUTHERN RAILWAY COMPANY	TRISTATE SABINE, LLC.	8/17/2010	Sabine	LICENSE/PERMIT	SABINE	3	8N	13W	694	440	432012	Crestwood Sabine Pipeline LLC
LA.SA.01.00084.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE, LLC.	6/27/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13	694	448	432013	Crestwood Sabine Pipeline LLC
LA.SA.01.00085.ROW	JOSEPH R. EBARB, AND WIFE, SALLY C. EBARB	TRISTATE SABINE, LLC	4/4/2011	Sabine	EASEMENT/ROW	SABINE	36	8N	14W	694	457	432014	Crestwood Sabine Pipeline LLC
LA.SA.01.00086.ROW	THE GEORGE MARLON SEPULVADO AND ANN N. SEPULVADO REVOCABLE LIVING TRUST	TRISTATE SABINE, LLC	5/9/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	694	462	432015	Crestwood Sabine Pipeline LLC
LA.SA.01.00087.ROW	VIOLET M. SEPULVADO CURTIS	TRISTATE SABINE, LLC	6/20/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	694	469	432016	Crestwood Sabine Pipeline LLC
LA.SA.01.00088.ROW	BERT R. SEPULVADO AND WIFE, MONA H. SEPULVADO	TRISTATE SABINE, LLC	6/20/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	694	474	432017	Crestwood Sabine Pipeline LLC
LA.SA.01.00089.ROW	HAROLD L. STEWART AND WIFE, MARGARET JOY SEPULVADO STEWART	TRISTATE SABINE, LLC	6/20/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	694	479	432018	Crestwood Sabine Pipeline LLC
LA.SA.01.00090.ROW	RDB DEVELOPMENTS, LLC	TRISTATE SABINE, LLC	6/20/2011	Sabine	EASEMENT/ROW	SABINE	1	7N	14W	694	484	432019	Crestwood Sabine Pipeline LLC
LA.SA.01.00091.ROW	CHARLES A. WEBER, III	TRISTATE SABINE, LLC	6/17/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	694	490	432020	Crestwood Sabine Pipeline LLC
LA.SA.01.00092.ROW	MAVIS ERVINE WOOLSEY ESTATE, REPRESENTED BY JOHN ELBERT WOOLSEY, JR. AS INDEPENDENT EXECUTOR	TRISTATE SABINE, LLC	6/11/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	694	495	432021	Crestwood Sabine Pipeline LLC
LA.SA.01.00093.ROW	ROSEMARY NEWTON CASSON	TRISTATE SABINE, LLC	6/14/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	694	500	432022	Crestwood Sabine Pipeline LLC
LA.SA.01.00094.ROW	MARK D. KENTER	TRISTATE SABINE, LLC	7/6/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	155	432289	Crestwood Sabine Pipeline LLC
LA.SA.01.00095.ROW	ALLISON K. SETHNEY	TRISTATE SABINE, LLC	7/8/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13Q	695	160	432290	Crestwood Sabine Pipeline LLC
LA.SA.01.00096.ROW	JOY K. HOLLAND	TRISTATE SABINE, LLC	6/24/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	165	432291	Crestwood Sabine Pipeline LLC
LA.SA.01.00097.ROW	MARJORIE NEWTON MILEY	TRISTATE SABINE, LLC	6/21/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	170	432292	Crestwood Sabine Pipeline LLC
LA.SA.01.00098.ROW	JON PHILLIP CHILDRESS	TRISTATE SABINE, LLC	6/22/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	175	432293	Crestwood Sabine Pipeline LLC
LA.SA.01.00099.ROW	MEGAN M. HARP	TRISTATE SABINE, LLC	6/20/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	180	432294	Crestwood Sabine Pipeline LLC
LA.SA.01.00100.ROW	ILIOS EXPLORATION, LLC	TRISTATE SABINE, LLC	7/19/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	695	991	432559	Crestwood Sabine Pipeline LLC
LA.SA.01.00101.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	8/1/2011	Sabine	EASEMENT/ROW	SABINE	20, 21	8N	13W	695	996	432560	Crestwood Sabine Pipeline LLC
LA.SA.01.00102.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	8/1/2011	Sabine	EASEMENT/ROW	SABINE	11	7N	13	696	1	432561	Crestwood Sabine Pipeline LLC
LA.SA.01.00103.ROW	WEYERHAEUSER CO	TRISTATE SABINE, LLC	2/16/2011	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	688	996	430406	Crestwood Sabine Pipeline LLC
LA.SA.01.00103.ROW	JAMES W. FUNK, JR.	TRISTATE SABINE, LLC	9/20/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	283	432631	Crestwood Sabine Pipeline LLC
LA.SA.01.00104.ROW	KELLY E. FUNK	TRISTATE SABINE LLC	9/20/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	289	432632	Crestwood Sabine Pipeline LLC
LA.SA.01.00105.ROW	C. RICHARD PETTICREW OIL & GAS TRUST	TRISTATE SABINE LLC	9/17/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	295	432633	Crestwood Sabine Pipeline LLC
LA.SA.01.00106.ROW	LORENE M. BURKHART	TRISTATE SABINE LLC	9/17/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	301	432634	Crestwood Sabine Pipeline LLC
LA.SA.01.00107.ROW	RICHARD DOUGLAS THURSTON, JR.	TRISTATE SABINE LLC	9/20/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	307	432635	Crestwood Sabine Pipeline LLC
LA.SA.01.00108.ROW	ANA LARK RENN STARK	TRISTATE SABINE LLC	9/16/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	313	432636	Crestwood Sabine Pipeline LLC

LA.SA.01.00109.ROW	DOROTHY JANE MCDERMOND BLAZIER	TRISTATE SABINE LLC	9/16/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	319	432637	Crestwood Sabine Pipeline LLC
LA.SA.01.00110.ROW	ELIZABETH ANN EMISON	TRISTATE SABINE LLC	9/21/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	325	432638	Crestwood Sabine Pipeline LLC
LA.SA.01.00111.ROW	THOMAS WESTON EMISON	TRISTATE SABINE LLC	2/16/2011	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	331	432639	Crestwood Sabine Pipeline LLC
LA.SA.01.00112.ROW	CATHERINE ELIZABETH EMISON	TRISTATE SABINE LLC	9/12/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	696	337	432640	Crestwood Sabine Pipeline LLC
LA.SA.01.00113.ROW	WILLIAM ASH EMISON	TRISTATE SABINE LLC	9/30/2010	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	697	3	432868	Crestwood Sabine Pipeline LLC
LA.SA.01.00114.ROW	JOHN HORACE RENNICK	TRISTATE SABINE LLC	8/15/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	128	433173	Crestwood Sabine Pipeline LLC
LA.SA.01.00115.ROW	MIJA K. LANE	TRISTATE SABINE LLC	7/25/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	133	433174	Crestwood Sabine Pipeline LLC
LA.SA.01.00116.ROW	FIRST UNITED METHODIST CHURCH OF HOUSTON FOUNDATION	TRISTATE SABINE LLC	7/20/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	138	433175	Crestwood Sabine Pipeline LLC
LA.SA.01.00117.ROW	ARKOMA LOUISIANA LLC	TRISTATE SABINE LLC	8/3/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	143	433176	Crestwood Sabine Pipeline LLC
LA.SA.01.00118.ROW	BRADLEY KENTER	TRISTATE SABINE LLC	8/12/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	148	433177	Crestwood Sabine Pipeline LLC
LA.SA.01.00119.ROW	GRAND COMMANDERY KNIGHTS TEMPLAR OF TEXAS	TRISTATE SABINE LLC	8/22/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	698	153	433178	Crestwood Sabine Pipeline LLC
LA.SA.01.00120.ROW	R. D. SIMMONS	TRISTATE SABINE LLC	8/3/2011	Sabine	EASEMENT/ROW	SABINE	12, 13	8N	13W	698	243	433205	Crestwood Sabine Pipeline LLC
LA.SA.01.00121.ROW	WEYERHAEUSER CO	TRISTATE SABINE LLC	9/30/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	699	561	433669	Crestwood Sabine Pipeline LLC
LA.SA.01.00122.PERM	SABINE RIVER AUTHORITY	TRISTATE SABINE LLC	9/20/2011	Sabine	LICENSE/PERMIT	SABINE	10	7N	13W	704	903	435302	Crestwood Sabine Pipeline LLC
LA.SA.01.00123.ROW	WILLIAM STEPHEN CHILDRESS, HUSBAND OF DIANA CHILDRESS	TRISTATE SABINE, LLC	9/8/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	699	923	433783	Crestwood Sabine Pipeline LLC
LA.SA.01.00124.ROW	DELILAH NEELEY CRANFORD, WIFE OF RAMON CRANFORD	TRISTATE SABINE, LLC	9/27/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	699	928	433784	Crestwood Sabine Pipeline LLC
LA.SA.01.00125.ROW	SUSAN P. LEAKE, WIFE OF BARROW LEAKE AND JASON S. PARRY, A SINGLE MAN	TRISTATE SABINE, LLC	10/5/2011	Sabine	EASEMENT/ROW	SABINE	36	9N	14W	700	106	433843	Crestwood Sabine Pipeline LLC
LA.SA.01.00126.ROW	IRMA BOATNER CASSELL	TRISTATE SABINE, LLC	10/7/2011	Sabine	EASEMENT/ROW	SABINE	36	9N	14W	700	113	433844	Crestwood Sabine Pipeline LLC
LA.SA.01.00127.ROW	KENNETH RAY WALLACE, JR., AND WIFE, RACHEL L. HIPPLER WALLACE	TRISTATE SABINE, LLC	10/10/2011	Sabine	EASEMENT/ROW	SABINE	1	8N	14W	700	118	433845	Crestwood Sabine Pipeline LLC
LA.SA.01.00128.ROW	JOSEPH PADDIE AND WIFE, IRENE A. PADDIE	TRISTATE SABINE, LLC	10/5/2011	Sabine	EASEMENT/ROW	SABINE	1	8N	14W	700	123	433846	Crestwood Sabine Pipeline LLC
LA.SA.01.00129.ROW	GOOD SAMARITAN FOUNDATION OF TEXAS, INC	TRISTATE SABINE, INC.	10/11/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	700	617	433970	Crestwood Sabine Pipeline LLC
LA.SA.01.00130.ROW	SAM RENNICK	TRISTATE SABINE, INC.	10/11/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	700	622	433971	Crestwood Sabine Pipeline LLC
LA.SA.01.00131.ROW	CAROL E. CHILDRESS TURNER	TRISTATE SABINE, LLC	10/4/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	700	627	433972	Crestwood Sabine Pipeline LLC
LA.SA.01.00135.ROW	RED RIVER LOUISIANA I, LP	TRISTATE SABINE, LLC	4/14/2011	Sabine	EASEMENT/ROW	SABINE	24	8N	14W	693	676	431759	Crestwood Sabine Pipeline LLC
LA.SA.01.00137.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	ZWOLLE PIPELINE	8/15/1985	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00138.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	DILLIGAS, INC.	9/20/1985	Sabine	LICENSE/PERMIT	SABINE	3	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00139.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	ZWOLLE PIPELINE	9/23/1985	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00149.ROW	INTERNATIONAL PAPER COMPANY	WICKER OIL COMPANY	9/25/1984	Sabine	EASEMENT/ROW	SABINE	11, 12, 13, & 18	7N	12W, 13W			291098	Crestwood Sabine Pipeline LLC
LA.SA.01.00150.ROW	INTERNATIONAL PAPER COMPANY	WICKER OIL COMPANY	9/25/1984	Sabine	AMENDMENT	SABINE						291099	Crestwood Sabine Pipeline LLC
LA.SA.01.00152.ROW	JAMES A. KEZERLE	PERKINS OIL PROPERTIES, INC.	10/2/1985	Sabine	EASEMENT/ROW	SABINE	3	7N	13W			291381	Crestwood Sabine Pipeline LLC
LA.SA.01.00153.ROW	LEON SEPULVEDO AND DEWITT SEPULVEDO	PERKINS OIL PROPERTIES, INC.	10/1/1985	Sabine	EASEMENT/ROW	SABINE	4	7N	13W			291832	Crestwood Sabine Pipeline LLC
LA.SA.01.00154.ROW	J.O. KIMBRELL, JR.	PERKINS OIL PROPERTIES, INC.	10/1/1985	Sabine	EASEMENT/ROW	SABINE	3, 4	7N	13W			291383	Crestwood Sabine Pipeline LLC
LA.SA.01.00157.ROW	INTERNATIONAL PAPER COMPANY	WICKER OIL COMPANY	10/25/1985	Sabine	AMENDMENT							291574	Crestwood Sabine Pipeline LLC
LA.SA.01.00158.ROW	LAWRENCE EBARB, HUSBAND OF MAGGIE R. EBARB	PERKINS OIL PROPERTIES, INC	2/15/1986	Sabine	EASEMENT/ROW		4	7N	13W	419	603	293386	Crestwood Sabine Pipeline LLC
LA.SA.01.00159.ROW	BERTIE MAE SEPULVADO LUNT	PERKINS OIL PROPERTIES, INC.	10/10/1985	Sabine	EASEMENT/ROW	SABINE	4	7N	13W			297425	Crestwood Sabine Pipeline LLC
LA.SA.01.00160.ROW	AGNES K. BAHR	PERKINS OIL PROPERTIES, INC.	10/2/1985	Sabine	EASEMENT/ROW	SABINE	3	7N	13W			297426	Crestwood Sabine Pipeline LLC
LA.SA.01.00161.ROW	SKLAR & PHILLIPS, INC.	DILLIGAS, INC.	12/3/1986	Sabine	EASEMENT/ROW	SABINE	11	7N	13W	429	4	298346	Crestwood Sabine Pipeline LLC

LA.SA.01.00162.ROW	LAWRENCE J. EBARB, INDIVIDUALLY AND AS AGENT FOR ROSIE PARRIE, LOUISE RIVERS, SELENA SEPULVADO, JANICE YOUNG, ROGER LOPEZ, AND THE HEIRS OF ELI EBARB	IOM GAS, INC.	10/16/1991	Sabine	EASEMENT/ROW		4	7N	13W	474	120	320785	Crestwood Sabine Pipeline LLC
LA.SA.01.00163.ROW	LAWRENCE EBARB AND MAGGIE R. EBARB, HUSBAND AND WIFE	IOM GAS, INC.	10/16/1991	Sabine	EASEMENT/ROW		4	7N	13W			320786	Crestwood Sabine Pipeline LLC
LA.SA.01.00164.ROW	LEON SEPULVADO AND DEWITT SEPULVADO	IOM GAS, INC.	10/17/1991	Sabine	EASEMENT/ROW		4	7N	13W			320787	Crestwood Sabine Pipeline LLC
LA.SA.01.00165.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE, LLC	7/20/2009	Sabine	EASEMENT/ROW		26, 25, 31, 6	8N, 7N	13W	653	52	420777	Crestwood Sabine Pipeline LLC
LA.SA.01.00166.ROW	THOMAS WESSON EMISON	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC	8/3/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	74	420780	Crestwood Sabine Pipeline LLC
LA.SA.01.00167.ROW	ELIZABETH ANN EMISON	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	7/22/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	79	420781	Crestwood Sabine Pipeline LLC
LA.SA.01.00168.ROW	CATHERINE ELIZABETH EMISON	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	7/15/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	84	420782	Crestwood Sabine Pipeline LLC
LA.SA.01.00169.ROW	DOROTHY JANE MCDERMOND BLAZIER	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/9/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	89	420783	Crestwood Sabine Pipeline LLC
LA.SA.01.00170.ROW	LORENE M. BURKHART	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/6/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	94	420784	Crestwood Sabine Pipeline LLC
LA.SA.01.00171.ROW	KELLY ELIZABETH FUNK	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/6/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	99	420785	Crestwood Sabine Pipeline LLC
LA.SA.01.00172.ROW	C. RICHARD PETTICREW OIL AND GAS TRUST	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/12/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	104	420786	Crestwood Sabine Pipeline LLC
LA.SA.01.00173.ROW	JAMES W. FUNK, JR.	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/8/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	109	420787	Crestwood Sabine Pipeline LLC
LA.SA.01.00174.ROW	WILLIAM ASH EMISON	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	7/7/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	114	420788	Crestwood Sabine Pipeline LLC
LA.SA.01.00175.ROW	ANA LARK RENN STARK	TRISTATE NORTH LOUISIANA MIDSTREAM LLC	6/9/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	119	420789	Crestwood Sabine Pipeline LLC
LA.SA.01.00176.ROW	WEYERHAEUSER COMPANY	TRISTATE SABINE, LLC.	7/28/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	124	420790	Crestwood Sabine Pipeline LLC
LA.SA.01.00177.ROW	JOHN HORACE RENNICK	TRISTATE SABINE, LLC.	7/16/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	132	420791	Crestwood Sabine Pipeline LLC
LA.SA.01.00178.ROW	BRADLEY KENTER	TRISTATE SABINE, LLC.	7/29/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	137	420792	Crestwood Sabine Pipeline LLC
LA.SA.01.00179.ROW	JOY K. HOLLAND	TRISTATE SABINE, LLC.	7/30/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	142	420793	Crestwood Sabine Pipeline LLC
LA.SA.01.00180.ROW	FIRST UNITED METHODIST CHURCH OF HOUSTON	TRISTATE SABINE, LLC.	7/27/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	147	420794	Crestwood Sabine Pipeline LLC
LA.SA.01.00181.ROW	MIJA LANE	TRISTATE SABINE, LLC.	8/10/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	152	420795	Crestwood Sabine Pipeline LLC
LA.SA.01.00182.ROW	MARJORIE NEWTON MILEY	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	7/15/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	157	420796	Crestwood Sabine Pipeline LLC
LA.SA.01.00183.ROW	GOOD SAMARITAN FOUNDATION OF TEXAS, INC.	TRISTATE SABINE, LLC.	8/11/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	162	420797	Crestwood Sabine Pipeline LLC
LA.SA.01.00184.ROW	MARK D. KENTER	TRISTATE SABINE, LLC.	8/19/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	168	420798	Crestwood Sabine Pipeline LLC
LA.SA.01.00185.ROW	RANDOLPH ENGEMOEN	TRISTATE SABINE, LLC.	8/18/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	173	420799	Crestwood Sabine Pipeline LLC
LA.SA.01.00186.ROW	SALLY ENGEMOEN DUNPHY	TRISTATE SABINE, LLC.	8/20/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	178	420800	Crestwood Sabine Pipeline LLC
LA.SA.01.00187.ROW	ALLISON SETHNEY	TRISTATE SABINE, LLC.	8/24/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	183	420801	Crestwood Sabine Pipeline LLC
LA.SA.01.00188.ROW	ROGER J. ENGEMOEN	TRISTATE SABINE, LLC.	8/28/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	188	420802	Crestwood Sabine Pipeline LLC
LA.SA.01.00189.ROW	RICHARD DOUGLAS THURSTON, JR.	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/8/2009	Sabine	EASEMENT/ROW	SABINE	31	8N	13W	653	193	420803	Crestwood Sabine Pipeline LLC
LA.SA.01.00190.ROW	DELILAH NEELEY CRANFORD	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	8/21/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	198	420804	Crestwood Sabine Pipeline LLC
LA.SA.01.00191.ROW	GRAND COMMANDERY KNIGHTS TEMPLAR OF TEXAS	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	7/10/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	203	420805	Crestwood Sabine Pipeline LLC
LA.SA.01.00192.ROW	MAVIS E. WOOLSEY	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	6/16/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	208	420806	Crestwood Sabine Pipeline LLC
LA.SA.01.00193.ROW	SAM RENNCK	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	6/16/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	213	420807	Crestwood Sabine Pipeline LLC
LA.SA.01.00194.ROW	CHARLES A. WEBER, III	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/11/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	218	420808	Crestwood Sabine Pipeline LLC
LA.SA.01.00195.ROW	ROSEMARY NEWTON CASSON	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	6/29/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	223	420809	Crestwood Sabine Pipeline LLC
LA.SA.01.00196.ROW	MEGAN MARIE HARP	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	6/17/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	228	420810	Crestwood Sabine Pipeline LLC
LA.SA.01.00197.ROW	CAROL E. CHILDRESS TURNER	TRISTATE NORTH LOUISIANA MIDSTREAM LLC.	6/15/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	233	420811	Crestwood Sabine Pipeline LLC
LA.SA.01.00198.ROW	WILLIAM S. CHILDRESS	TRISTATE NORTH LOUISIANA MIDSTREAM LLC	6/12/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	238	420812	Crestwood Sabine Pipeline LLC

LA.SA.01.00199.ROW	JON PHILLIP CHILDRESS	TRISTATE NORTH LOUISIANA MIDSTREAM LLC	6/8/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	243	420813	Crestwood Sabine Pipeline LLC
LA.SA.01.00200.ROW	CHARLES HOWARD RENNICK	TRISTATE NORTH LOUISIANA MIDSTREAM, LLC.	9/11/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	248	420814	Crestwood Sabine Pipeline LLC
LA.SA.01.00201.ROW	GARDNER EDMOND LINDZEY, JR.	TRISTATE SABINE, LLC.	11/12/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	253	420815	Crestwood Sabine Pipeline LLC
LA.SA.01.00202.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	5/10/2010	Sabine	EASEMENT/ROW	SABINE	3,9,10,21,28	8N	13W	665	262	423946	Crestwood Sabine Pipeline LLC
LA.SA.01.00203.ROW	CREST NATURAL RESOURCES, LLC	TRISTATE SABINE, LLC.	5/19/2010	Sabine	EASEMENT/ROW	SABINE	7	7N	13W	666	223	424158	Crestwood Sabine Pipeline LLC
LA.SA.01.00206.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	6/1/2010	Sabine	EASEMENT/ROW	SABINE	12,13,24,25,26	8N	14W	667	491	424554	Crestwood Sabine Pipeline LLC
LA.SA.01.00206.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC.	10/24/2011	Sabine	AMENDMENT	SABINE	12, 13, 24, 25, 26	8N	14W	700	726	434011	Crestwood Sabine Pipeline LLC
LA.SA.01.00207.ROW	THE FIVE MCNEELYS' INVESTMENTS, LLC.	TRISTATE SABINE, LLC.	6/9/2010	Sabine	EASEMENT/ROW	SABINE	14	6N	12W	667	585	424565	Crestwood Sabine Pipeline LLC
LA.SA.01.00208.ROW	JOHNNY CECIL SEPULVADO AND KARLA SEPULVADO AND RICHARD H. EVANS AND RACHEL LAW EVANS	ZWOLLE PIPELINE, LLC.	6/9/2010	Sabine	EASEMENT/ROW	SABINE	4	7N	13W	667	879	424647	Crestwood Sabine Pipeline LLC
LA.SA.01.00209.ROW	EDWIN DYESS AND BILLIE FAYE ALBERSON DYESS	DILLIGAS, INC.	4/8/1985	Sabine	AMENDMENT	SABINE	29	7N	12W	408	165	288062	Crestwood Sabine Pipeline LLC
LA.SA.01.00209.ROW	EDWIN DYESS	WICKER OIL COMPANY	9/11/1984	Sabine	EASEMENT/ROW	SABINE	29	7N	12W			277143	Crestwood Sabine Pipeline LLC
LA.SA.01.00210.ROW	ARKOMA LOUISIANA, LLC.	TRISTATE SABINE, LLC.	8/11/2010	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	674	464	426395	Crestwood Sabine Pipeline LLC
LA.SA.01.00211.ROW	ILIOS EXPLORATION, LLC.	TRISTATE SABINE, LLC.	8/11/2010	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	674	470	426396	Crestwood Sabine Pipeline LLC
LA.SA.01.00212.LSE	CREST NATURAL RESOURCES, LLC.	TRISTATE SABINE, LLC.	8/27/2010	Sabine	LEASE	SABINE	7	7N	13W	674	484	426398	Crestwood Sabine Pipeline LLC
LA.SA.01.00213.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	8/31/2010	Sabine	EASEMENT/ROW	SABINE	18	7N	13W	674	999	426515	Crestwood Sabine Pipeline LLC
LA.SA.01.00214.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	2/14/2011	Sabine	EASEMENT/ROW	SABINE	13, 23, 24	8N	14W	685	423	429532	Crestwood Sabine Pipeline LLC
LA.SA.01.00215.ROW	WEYERHAEUSER CO	TRISTATE SABINE LLC	2/16/2011	Sabine	EASEMENT/ROW	SABINE	10	7N	13W	688	996	430406	Crestwood Sabine Pipeline LLC
LA.SA.01.00215.ROW	WEYERHAEUSER COMPANY	TRISTATE SABINE LLC	6/30/2011	Sabine	AMENDMENT	SABINE	10	7N	13W	694	873	432173	Crestwood Sabine Pipeline LLC
LA.SA.01.00216.ROW	TIMBERSTAR LOUISIANA I LP	RED RIVER LOUISIANA I LP	2/1/2010	Sabine	AMENDMENT					656	781	421625	Crestwood Sabine Pipeline LLC
LA.SA.01.00216.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	4/14/2011	Sabine	EASEMENT/ROW	SABINE	13, 18	8N, 8N	14W, 13W	693	659	431757	Crestwood Sabine Pipeline LLC
LA.SA.01.00217.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	10/24/2011	Sabine	EASEMENT/ROW	SABINE	13, 18	7N	13W	700	597	433968	Crestwood Sabine Pipeline LLC
LA.SA.01.00218.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	10/24/2011	Sabine	EASEMENT/ROW	SABINE	11, 12, 13	7N	13W	700	607	433969	Crestwood Sabine Pipeline LLC
LA.SA.01.00228.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC	9/8/2011	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00229.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC	10/10/2011	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00230.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	4/26/2011	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00231.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	4/26/2011	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00232.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	3/16/2011	Sabine	LICENSE/PERMIT	SABINE	10	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00233.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	4/20/2011	Sabine	LICENSE/PERMIT	SABINE	1	7N	14W				Crestwood Sabine Pipeline LLC
LA.SA.01.00234.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	10/11/2011	Sabine	LICENSE/PERMIT	SABINE	36	9N	14W				Crestwood Sabine Pipeline LLC
LA.SA.01.00237.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	7/28/2009	Sabine	LICENSE/PERMIT	SABINE	6	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00238.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	6/19/2009	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00239.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	6/19/2009	Sabine	LICENSE/PERMIT	SABINE	6	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00240.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	6/19/2009	Sabine	LICENSE/PERMIT	SABINE	6	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00241.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	1/6/2010	Sabine	LICENSE/PERMIT	SABINE	3	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00242.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00243.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	1/19/2010	Sabine	LICENSE/PERMIT	SABINE	9	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00244.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	8/23/2012	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC

LA.SA.01.00245.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	1/19/2010	Sabine	LICENSE/PERMIT	SABINE	16	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00246.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE	21	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00247.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE	21	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00248.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE	32	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00249.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00250.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	1/7/2010	Sabine	LICENSE/PERMIT	SABINE	32	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00251.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	1/6/2010	Sabine	LICENSE/PERMIT	SABINE	5	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00252.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	4/19/2010	Sabine	LICENSE/PERMIT	SABINE	33	7N	12W				Crestwood Sabine Pipeline LLC
LA.SA.01.00253.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	11/3/2010	Sabine	LICENSE/PERMIT	SABINE	33	7N	12W				Crestwood Sabine Pipeline LLC
LA.SA.01.00254.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	5/17/2010	Sabine	LICENSE/PERMIT	SABINE	33	7N	12W				Crestwood Sabine Pipeline LLC
LA.SA.01.00255.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	4/8/2010	Sabine	LICENSE/PERMIT	SABINE	11	7N	12W				Crestwood Sabine Pipeline LLC
LA.SA.01.00256.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	4/8/2010	Sabine	LICENSE/PERMIT	SABINE	23	6N	12W				Crestwood Sabine Pipeline LLC
LA.SA.01.00257.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	10/7/2010	Sabine	LICENSE/PERMIT	SABINE	9	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00258.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	10/7/2010	Sabine	LICENSE/PERMIT	SABINE	9	7N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00260.PERM	SABINE PARISH POLICE JURY	TRISTATE SABINE LLC	5/19/2010	Sabine	LICENSE/PERMIT	SABINE	25, 8	8N, 8N	14W, 14W				Crestwood Sabine Pipeline LLC
LA.SA.01.00261.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE LLC	7/13/2010	Sabine	LICENSE/PERMIT	SABINE	2	8N	13W				Crestwood Sabine Pipeline LLC
LA.SA.01.00262.PERM	PARISH OF SABINE, LOUISIANA	TRISTATE SABINE, LLC.	7/23/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00263.PERM	PARISH OF SABINE, LOUISIANA	TRISTATE SABINE, LLC.	7/23/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00264.PERM	PARISH OF SABINE, LOUISIANA	TRISTATE SABINE, LLC.	7/23/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00265.ROW	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC.	7/13/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00266.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC.	7/13/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00267.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC.	7/13/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00268.PERM	PARISH OF SABINE, LOUSIANA	TRISTATE SABINE, LLC.	7/23/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00269.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC.	6/30/2010	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00270.PERM	STATE OF LOUISIANA DEPARTMENT OF TRANSPORTATION AND DEVELOPMENT	TRISTATE SABINE, LLC.	3/10/2011	Sabine	LICENSE/PERMIT	SABINE							Crestwood Sabine Pipeline LLC
LA.SA.01.00271.ROW	GARDNER E. LINDZEY, JR.	TRISTATE SABINE, LLC.	11/7/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	703	697	434947	Crestwood Sabine Pipeline LLC
LA.SA.01.00272.ROW	SALLY ENGEMOEN DUNPHY	TRISTATE SABINE, LLC.	11/4/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	703	703	434948	Crestwood Sabine Pipeline LLC
LA.SA.01.00273.ROW	ROGER J. ENGEMOEN, JR.	TRISTATE SABINE, LLC.	10/28/2011	Sabine	EASEMENT/ROW		6	7N	13W	703	708	434949	Crestwood Sabine Pipeline LLC
LA.SA.01.00274.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	10/24/2011	Sabine	EASEMENT/ROW	SABINE	1	8N	14W	700	607	433969	Crestwood Sabine Pipeline LLC
LA.SA.01.00275.ROW	RED RIVER LOUISIANA I LP	TRISTATE SABINE LLC	10/11/2011	Sabine	EASEMENT/ROW	SABINE	13	8N	14	700	732	434012	Crestwood Sabine Pipeline LLC
LA.SA.01.00276.ROW	CHARLES HOWARD RENNICK	TRISTATE SABINE, LLC.	11/18/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	703	718	434951	Crestwood Sabine Pipeline LLC
LA.SA.01.00277.ROW	RANDOLPH E. ENGEMOEN	TRISTATE SABINE, LLC.	12/15/2011	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	703	713	434950	Crestwood Sabine Pipeline LLC
LA.SA.01.00278.ROW	WEYERHAEUSER COMPANY	TRISTATE SABINE, LLC.	11/4/2009	Sabine	EASEMENT/ROW	SABINE	6	7N	13W	653	858	420993	Crestwood Sabine Pipeline LLC
LA.SA.01.00280.ROW	RED RIVER LOUISIANA I LP	CRESTWOOD SABINE PIPELINE LLC	2/13/2012	Sabine	EASEMENT/ROW		32 & 3	8 & 9 NORTH	13 WEST	709	226	436815	Crestwood Sabine Pipeline LLC
LA.SA.01.00280.ROW	RED RIVER LOUISIANA I LP	CRESTWOOD SABINE PIPELINE LLC	5/4/2012	Sabine	AMENDMENT					713	477	438150	Crestwood Sabine Pipeline LLC
LA.SA.01.00281.ROW	MERIWETHER LOUISIANA LAND & TIMBER LLC	CRESTWOOD SABINE PIPELINE LLC	3/19/2012	Sabine	EASEMENT/ROW	SABINE	4	8N	13W			438149	Crestwood Sabine Pipeline LLC
	ZWOLLE PIPELINE LLC	TRISTATE SABINE LLC	7/1/2010	Sabine	DEED		33	7N	12W			425144	Crestwood Sabine Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
NM.ED.01.00001.ROW	IMC FERTILIZER	PINNACLE NATURAL GAS COMPANY	8/20/1993	Eddy	EASEMENT/ROW	28E	27		24S	166	115		Crestwood New Mexico Pipeline LLC
NM.ED.01.00002.ROW	STATE OF NEW MEXICO, ACTING BY AND THROUGH THE INTERSTATE STREAM COMMISSION	LAS ANIMAS NATURAL GAS COMPANY	12/5/2006	Eddy	EASEMENT/ROW	28E	7		23S	711	722		Crestwood New Mexico Pipeline LLC
NM.ED.01.00003.ROW	MIQUELA CORRASCO VILLA	LAS ANIMAS NATURAL GAS COMPANY	10/30/2006	Eddy	EASEMENT/ROW	28E	8		23S	703	550		Crestwood New Mexico Pipeline LLC
NM.ED.01.00004.ROW	JUAN H. VILLA AND IGNACIA D. VILLA	LAS ANIMAS NATURAL GAS COMPANY	10/23/2006	Eddy	EASEMENT/ROW	28E	7		23S	703	544		Crestwood New Mexico Pipeline LLC
NM.ED.01.00005.ROW	URQUIDEZ FAMILY LIVING TRUST	LAS ANIMAS NATURAL GAS COMPANY	11/8/2006	Eddy	EASEMENT/ROW					850	1138		Crestwood New Mexico Pipeline LLC
NM.ED.01.00006.ROW	ROWDY WILLIAM CARL SCHENCK AND DEBORAH J. SCHENCK	LAS ANIMAS NATURAL GAS COMPANY	10/24/2006	Eddy	EASEMENT/ROW	28E	5		23S	703	554		Crestwood New Mexico Pipeline LLC
NM.ED.01.00007.ROW	CAROLYN H. GRUBBS	DUBLIN RANCH JOINT VENTURE	2/28/2007	Eddy	EASEMENT/ROW	28E	5		23S	703	547		Crestwood New Mexico Pipeline LLC
NM.ED.01.00008.ROW	BRANTLEY BROTHERS PARTNERSHIP	LAS ANIMAS NATURAL GAS COMPANY	9/17/2007	Eddy	EASEMENT/ROW	28E	7		23S	711	719		Crestwood New Mexico Pipeline LLC
NM.ED.01.00009.ROW	DELAWARE RANCH, INC.	LAS ANIMAS NATURAL GAS COMPANY	9/17/2007	Eddy	EASEMENT/ROW	28E, 28E	5, 8		23S, 23S	711	715		Crestwood New Mexico Pipeline LLC
NM.ED.01.00010.ROW	STATE OF NEW MEXICO COMMISSIONER OF PUBLIC LANDS	LAS ANIMAS NATURAL GAS COMPANY	4/27/2006	Eddy	EASEMENT/ROW	28E	16		22S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00011.ROW	STATE OF NEW MEXICO COMMISSIONER OF PUBLIC LANDS	LAS ANIMAS NATURAL GAS COMPANY	9/23/2005	Eddy	EASEMENT/ROW	28E	16		22S	628	598		Crestwood New Mexico Pipeline LLC
NM.ED.01.00012.ROW	STATE OF NEW MEXICO COMMISSIONER OF PUBLIC LANDS	PINNACLE NATURAL GAS COMPANY	11/1/1994	Eddy	EASEMENT/ROW	28E	16		22S	204	431		Crestwood New Mexico Pipeline LLC
NM.ED.01.00013.ROW	STATE OF NEW MEXICO COMMISSIONER OF PUBLIC LANDS	PINNACLE NATURAL GAS COMPANY	2/23/1994	Eddy	EASEMENT/ROW	28E	16		22S	198	1133		Crestwood New Mexico Pipeline LLC
NM.ED.01.00014.ROW	EDWIN L. DUNAGAN, PERSONAL REPRESENTATIVE OF THE ESTATE OF W. E. CARTER, DECEASED	PINNACLE NATURAL GAS COMPANY	10/6/1994	Eddy	EASEMENT/ROW	28E	27		22S	204	437		Crestwood New Mexico Pipeline LLC
NM.ED.01.00015.ROW	EDWIN L. DUNAGAN, PERSONAL REPRESENTATIVE OF THE ESTATE OF W. E. CARTER, DECEASED	PINNACLE NATURAL GAS COMPANY	3/14/1995	Eddy	EASEMENT/ROW	28E	27		22S	213	1132		Crestwood New Mexico Pipeline LLC
NM.ED.01.00016.ROW	EDWIN L. DUNAGAN, PERSONAL REPRESENTATIVE OF THE ESTATE OF W. E. CARTER, DECEASED	PINNACLE NATURAL GAS COMPANY	1/6/1994	Eddy	EASEMENT/ROW	28E	27		22S	507	588		Crestwood New Mexico Pipeline LLC
NM.ED.01.00017.ROW	HENRY H. GRANDI AND KATHRYN M. GRANDI	PINNACLE NATURAL GAS COMPANY	1/6/1999	Eddy	EASEMENT/ROW	28E	15		22S	507	582		Crestwood New Mexico Pipeline LLC
NM.ED.01.00018.ROW	CLARA B. KNIGHT	PINNACLE NATURAL GAS COMPANY	1/7/1994	Eddy	EASEMENT/ROW	28E	15		22S	507	585		Crestwood New Mexico Pipeline LLC
NM.ED.01.00019.ROW	CITY OF CARLSBAD	LAS ANIMAS NATURAL GAS CO.	7/10/2006	Eddy	EASEMENT/ROW	28E, 28E	29, 28		22S, 22S	666	174	613219	Crestwood New Mexico Pipeline LLC
NM.ED.01.00019.ROW	CITY OF CARLSBAD	LAS ANIMAS NATURAL GAS CO.	8/3/2006	Eddy	ADDENDUM	28E, 28E	29, 28		22S, 22S	666	187	613220	Crestwood New Mexico Pipeline LLC
NM.ED.01.00019.SURF	CITY OF CARLSBAD, NEW MEXICO	LAS ANIMAS NATURAL GAS COMPANY	7/10/2006	Eddy	SURFACE AGREEMENT	28E, 28E	29, 28		22S, 22S	666	174		Crestwood New Mexico Pipeline LLC
NM.ED.01.00020.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS COMPANY	1/17/1995	Eddy	LICENSE/PERMIT	28E	34		22S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00021.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS COMPANY	10/23/1996	Eddy	LICENSE/PERMIT	28E	20		22S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00022.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS COMPANY	2/17/1994	Eddy	LICENSE/PERMIT	28E	11, 14, 15		22S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00023.ROW	DEVON ENERGY PRODUCTION COMPANY, L.P.	LAS ANIMAS NATURAL GAS COMPANY	12/3/2004	Eddy	EASEMENT/ROW	28E	21, 22		22S	628	588		Crestwood New Mexico Pipeline LLC
NM.ED.01.00024.ROW	DEVON ENERGY PRODUCTION COMPANY, L.P.	LAS ANIMAS NATURAL GAS COMPANY	9/12/2005	Eddy	EASEMENT/ROW	28E	21		22S	628	593		Crestwood New Mexico Pipeline LLC
NM.ED.01.00025.ROW	KERR-MCGEE CORPORATION	PINNACLE NATURAL GAS COMPANY	5/25/1994	Eddy	EASEMENT/ROW	28E	21, 22		22S	507	596		Crestwood New Mexico Pipeline LLC
NM.ED.01.00026.ROW	KERR-MCGEE CORPORATION	PINNACLE NATURAL GAS COMPANY	12/7/1993	Eddy	EASEMENT/ROW	28E	22		22S	507	591		Crestwood New Mexico Pipeline LLC
NM.ED.01.00027.ROW	DEVON ENERGY PRODUCTION COMPANY, L.P.	LAS ANIMAS NATURAL GAS COMPANY	1/17/2006	Eddy	EASEMENT/ROW	28E	21		22S	628	583		Crestwood New Mexico Pipeline LLC
NM.ED.01.00028.PERM	BNSF RAILWAY COMPANY	DUBLIN RANCH JOINT VENTURE	2/27/2007	Eddy	LICENSE/PERMIT	28E	7		23S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00029.PERM	COUNTY OF EDDY	DUBLIN RANCH JOINT VENTURE	1/4/2007	Eddy	LICENSE/PERMIT	27E	13		23S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00030.PERM	COUNTY OF EDDY	DUBLIN RANCH JOINT VENTURE	1/4/2007	Eddy	LICENSE/PERMIT	28E	7		23S				Crestwood New Mexico Pipeline LLC
NM.ED.01.00031.PERM	COUNTY OF EDDY	DUBLIN RANCH JOINT VENTURE	1/4/2007	Eddy	LICENSE/PERMIT	28E	7, 8		23S				Crestwood New Mexico Pipeline LLC

NM.ED.01.00032.PERM	COUNTY OF EDDY	DUBLIN RANCH JOINT VENTURE	1/4/2007	Eddy	LICENSE/PERMIT	28E	28	22S			Crestwood New Mexico Pipeline LLC
NM.ED.01.00033.PERM	NEW MEXICO STATE HIGHWAY AND TRANSPORTATION DEPARTMENT	LAS ANIMAS NATURAL GAS CO.	10/6/2006	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.01.00034.ROW	DEVON ENERGY PRODUCTION COMPANY, L.P.	LAS ANIMAS NATURAL GAS COMPANY	3/29/2007	Eddy	EASEMENT/ROW	28E	22	22S	703	560	Crestwood New Mexico Pipeline LLC
NM.ED.01.00035.ROW	DEVON ENERGY PRODUCTION COMPANY, L.P.	LAS ANIMAS NATURAL GAS COMPANY	9/12/2005	Eddy	EASEMENT/ROW	28E	22	22S	850	1144	Crestwood New Mexico Pipeline LLC
NM.ED.01.00036.SURF	JUAN H.VILLA AND IGNACIA D. VILLA	DUBLIN RANCH JOINT VENTURE	6/1/2007	Eddy	SURFACE AGREEMENT						Crestwood New Mexico Pipeline LLC
NM.ED.01.00037.ROW	KERR-MCGEE CORPORATION	PINNACLE NATURAL GAS COMPANY	10/31/1996	Eddy	EASEMENT/ROW	28E	21, 22	22S			Crestwood New Mexico Pipeline LLC
NM.ED.01.00038.SURF	JUAN H. VILLA	DUBLIN RANCH JOINT VENTURE	2/19/2009	Eddy	SURFACE AGREEMENT	28E	7	23S			Crestwood New Mexico Pipeline LLC
NM.ED.01.00039.ROW	MARGARET V. DOWLING	CRESTWOOD NEW MEXICO PIPELINE LLC	8/31/2012	Eddy	EASEMENT/ROW	28E	7	23S	905	909	Crestwood New Mexico Pipeline LLC
NM.ED.01.00040.ROAD	MARGARET V. DOWLING	CRESTWOD NEW MEXICO PIPELINE LLC	8/31/2012	Eddy	ROAD EASEMENT	28E	7	23S	905	912	Crestwood New Mexico Pipeline LLC
NM.ED.01.00063.PERM	COUNTY OF EDDY	LAS ANIMAS NATURAL GAS CO.	7/17/2006	Eddy	LICENSE/PERMIT	28E	28, 29	22S			Crestwood New Mexico Pipeline LLC
NM.ED.02.00001.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS CO.	2/20/1996	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00002.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	CRESTWOOD NEW MEXICO PIPELINE, LLC	5/5/2011	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00003.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS COMPANY	10/27/1993	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00004.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	NATURAL GAS SERVICES	1/2/1992	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00005.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	NATURAL GAS SERVICES	7/30/1991	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00006.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	MARK WEST PINNACLE, LP	2/25/2005	Eddy	LICENSE/PERMIT						Crestwood New Mexico Pipeline LLC
NM.ED.02.00007.ROW	CITY OF CARLSBAD	PINNACLE NATURAL GAS COMPANY	2/22/1991	Eddy	EASEMENT/ROW	29E	6	24S	90	508	Crestwood New Mexico Pipeline LLC
NM.ED.02.00008.ROW	CITY OF CARLSBAD	PINNACLE NATURAL GAS COMPANY	9/25/1990	Eddy	EASEMENT/ROW	29E, 28E	32, 31, 6, 1	23S, 24S	86	1070	Crestwood New Mexico Pipeline LLC
NM.ED.02.00009.ROW	JOHNSON ENTERPRISES	PINNACLE NATURAL GAS COMPANY	9/10/1990	Eddy	EASEMENT/ROW	28E	1	24S	78	920	Crestwood New Mexico Pipeline LLC
NM.ED.02.00010.ROW	MISSISSIPPI CHEMICAL	PINNACLE NATURAL GAS COMPANY	7/5/1991	Eddy	EASEMENT/ROW	29E	10	23S	102	727	Crestwood New Mexico Pipeline LLC
NM.ED.02.00011.ROW	MISSISSIPPI POTASH, INC.	PINNACLE NATURAL GAS COMPANY	2/10/1995	Eddy	EASEMENT/ROW	29E	19, 30	23S	214	820	Crestwood New Mexico Pipeline LLC
NM.ED.02.00012.PERM	COUNTY OF EDDY	PINNACLE NATURAL GAS CO.	11/24/2003	Eddy	LICENSE/PERMIT	28E	1	24S			Crestwood New Mexico Pipeline LLC
NM.ED.02.00013.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	MARKWEST PINNACLE, L.P.	2/4/2005	Eddy	LICENSE/PERMIT	29E	27,28	23S			Crestwood New Mexico Pipeline LLC
NM.ED.02.00014.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	MARKWEST PINNACLE, L.P.	2/4/2005	Eddy	LICENSE/PERMIT	29E	28, 29	23S			Crestwood New Mexico Pipeline LLC
NM.ED.02.00015.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS	10/14/1992	Eddy	LICENSE/PERMIT	29E	3	24S			Crestwood New Mexico Pipeline LLC
NM.ED.02.00016.PERM	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	PINNACLE NATURAL GAS CO.	3/13/1989	Eddy	LICENSE/PERMIT	29E	3, 10	24S			Crestwood New Mexico Pipeline LLC
NM.ED.03.00001.ROW	PARDUE LIMITED COMPANY	PINNACLE NATURAL GAS COMPANY	7/16/1987	Eddy	EASEMENT/ROW	28E	21, 28	24S	6	407	Crestwood New Mexico Pipeline LLC
NM.ED.03.00002.ROW	PARDUE LIMITED COMPANY	LAS ANIMAS NATURAL GAS COMPANY	2/20/2007	Eddy	EASEMENT/ROW	28E	21	24S	703	557	Crestwood New Mexico Pipeline LLC
NM.ED.03.00003.ROW	IMC FERTILIZER, INC.	PINNACLE NATURAL GAS COMPANY	8/11/1987	Eddy	EASEMENT/ROW	28E	22	24S	6	410	Crestwood New Mexico Pipeline LLC
NM.ED.03.00004.ROW	WILLIAM EDMUND FORD AND MARABETH FORD	PINNACLE NATURAL GAS COMPANY	9/5/1987	Eddy	EASEMENT/ROW	28E	29	24S	6	16	Crestwood New Mexico Pipeline LLC
NM.ED.03.00005.ROW	PARDUE LIMITED COMPANY	PINNACLE NATURAL GAS COMPANY	1/25/1995	Eddy	EASEMENT/ROW	28E	28	24S	211	450	Crestwood New Mexico Pipeline LLC
NM.ED.03.00006.ROW	PARDUE LIMITED COMPANY	PINNACLE NATURAL GAS COMPANY	10/20/1989	Eddy	EASEMENT/ROW	28E	28	24S	55	522	Crestwood New Mexico Pipeline LLC
NM.ED.03.00007.ROW	WILLIAM EDMUND FORD AND MARABETH FORD	PINNACLE NATURAL GAS COMPANY	8/14/1987	Eddy	EASEMENT/ROW	28E	29	24S	209	352	Crestwood New Mexico Pipeline LLC
NM.ED.03.00008.ROW	PARDUE LIMITED COMPANY	LAS ANIMAS NATURAL GAS COMPANY	10/29/2004	Eddy	EASEMENT/ROW	28E	21, 28	24S	850	1141	Crestwood New Mexico Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Range	Section	Parish	TWP	Book	Page	Recording Number	Current Operator
TX.RB.01.00001.ROW	BILL TOLBERT AND MARGARET D. TOLBERT, HUSBAND AND WIFE, AND BILL J. TOLBERT RANCH, INC.	INDIAN CREEK GAS PROCESSING L.P.	5/11/2006	Roberts	EASEMENT/ROW					139	198	3864	Crestwood Panhandle Pipeline LLC
TX.RB.01.00002.ROW	BILL J. TOLBERT AND MARGARET D. TOLBERT, HUSBAND AND WIFE, AND BILL J. TOLBERT RANCH, INC.	FRONTIER MIDSTREAM, LLC	6/6/2009	Roberts	AMENDMENT		2, 3, 61, 62, 4, 5			217	247	41522	Crestwood Panhandle Pipeline LLC
TX.RB.01.00002.ROW	BILL J. TOLBERT AND MARGARET D. TOLBERT, HUSBAND AND WIFE, AND BILL J. TOLBERT RANCH, INC.	INDIAN CREEK GAS PROCESSING, L.P.	10/14/2005	Roberts	EASEMENT/ROW		2, 3, 61, 62, 4, 5			153	290	38896	Crestwood Panhandle Pipeline LLC
TX.RB.01.00003.ROW	DR. LONNIE WHIDDON	INDIAN CREEK GAS PROCESSING L.P.	10/6/2005	Roberts	EASEMENT/ROW		1, 2, 1			153	294	38897	Crestwood Panhandle Pipeline LLC
TX.RB.01.00004.ROW	BILL J. TOLBERT AND MARGARET D. TOLBERT AND BILL J. TOLBERT RANCH, INC.	INDIAN CREEK GAS PROCESSING L.P.	10/14/2005	Roberts	FACILITY AGREEMENT		61			153	299	38898	Crestwood Panhandle Pipeline LLC
TX.RB.01.00005.ROW	TIMOTHY EARL FLOWERS, JAMES ROY FLOWERS, JO LYNN FLOWERS ROWLAND AND EARL BRYANT FLOWERS	INDIAN CREEK GAS PROCESSING, LP	6/1/2006	Roberts	EASEMENT/ROW		4, 5			153	302	38899	Crestwood Panhandle Pipeline LLC
TX.RB.01.00005.ROW	TIMOTHY EARL FLOWERS, EARL BRYANT FLOWERS, JAMES ROY FLOWERS AND JO LYNN FLOWERS ROWLAND	FRONTIER GAS SERVICES, LLC	9/1/2009	Roberts	AMENDMENT					222	323	41997	Crestwood Panhandle Pipeline LLC
TX.RB.01.00006.ROW	JAMES S. TOLBERT AND INA L. SEUHS	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/27/2012	Roberts	EASEMENT/ROW		6			153	49	38801	Crestwood Panhandle Pipeline LLC
TX.RB.01.00007.ROW	SCOTT TOLBERT AND SHEILA TOLBERT	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/21/2007	Roberts	EASEMENT/ROW		6			153	53	38802	Crestwood Panhandle Pipeline LLC
TX.RB.01.00008.ROW	MARY E. WOLD	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/29/2007	Roberts	EASEMENT/ROW		6			153	57	38803	Crestwood Panhandle Pipeline LLC
TX.RB.01.00009.ROW	GEORGE GIST TOLBERT	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/23/2007	Roberts	EASEMENT/ROW		6			153	61	38804	Crestwood Panhandle Pipeline LLC
TX.RB.01.00010.ROW	INA L. SEUHS	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/20/2007	Roberts	EASEMENT/ROW		6			153	65	38805	Crestwood Panhandle Pipeline LLC
TX.RB.01.00011.ROW	JAMES S. TOLBERT	FRONTIER MIDSTREAM, LLC.	4/28/2009	Roberts	AMENDMENT					217	252	41523	Crestwood Panhandle Pipeline LLC
TX.RB.01.00011.ROW	JAMES S. TOLBERT	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/3/2007	Roberts	EASEMENT/ROW		26, 6			153	69	38806	Crestwood Panhandle Pipeline LLC
TX.RB.01.00012.ROW	BILL J. TOLBERT AND MARGARET D. TOLBERT, HUSBAND AND WIFE, AND BILL J. TOLBERT RANCH, INC.	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/7/2007	Roberts	EASEMENT/ROW		61, 62, 5			153	75	38807	Crestwood Panhandle Pipeline LLC
TX.RB.01.00013.ROW	MORRISON RANCH, L.P.	CENTRAL PLAINS PIPELINE COMPANY, LLC	7/10/2007	Roberts	EASEMENT/ROW		10, 11, 12, 6			153	80	38808	Crestwood Panhandle Pipeline LLC
TX.RB.01.00014.ROW	CHISUM FAMILY PARTNERSHIP	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/17/2007	Roberts	EASEMENT/ROW		24, 28, 33, 35, 36, 37, 13, 12, 3			153	88	38809	Crestwood Panhandle Pipeline LLC
TX.RB.01.00015.ROW	PEACEVALE LAND AND CATTLE, INC.	CENTRAL PLAINS PIPELINE COMPANY, LLC	8/20/2007	Roberts	EASEMENT/ROW		10			153	99	38810	Crestwood Panhandle Pipeline LLC
TX.RB.01.00016.ROW	T. BOONE PICKENS	CENTRAL PLAINS PIPELINE COMPANY, LLC	6/30/2007	Roberts	EASEMENT/ROW		6, 4			153	285	38895	Crestwood Panhandle Pipeline LLC
TX.RB.01.00017.ROW	TIMOTHY EARL FLOWERS, JAMES ROY FLOWERS, JO LYNN FLOWERS ROWLAND AND EARL BRYANT FLOWERS	FRONTIER GAS SERVICES, LLC	9/1/2009	Roberts	EASEMENT/ROW		5			222	331	41998	Crestwood Panhandle Pipeline LLC
TX.RB.01.00018.ROW	T. BOONE PICKENS	FRONTIER GAS SERVICES, LLC	11/10/2010	Roberts	EASEMENT/ROW		4, 3, 1			241	188	43627	Crestwood Panhandle Pipeline LLC
TX.RB.01.00019.LSE	MARGARET D. TOLBERT, INDIVIDUALLY AND AS CO-EXECUTOR OF THE ESTATE OF BILL J. TOLBERT, DECEASED, KIMBRA PEIRCE AS CO-EXECUTOR OF THE ESTATE, DOUG WARE AS CO-EXECUTOR OF THE ESTATE	FRONTIER GAS SERVICES, LLC	10/1/2010	Roberts	LEASE		2			241	212	43630	Crestwood Panhandle Pipeline LLC
TX.RB.01.00020.ROW	MARGARET D. TOLBERT, INDIVIDUALLY AND AS CO-EXECUTOR OF THE ESTATE OF BILL J. TOLBERT, DECEASED, KIMBRA PEIRCE AS CO-EXECUTOR OF THE ESTATE, DOUG WARE AS CO-EXECUTOR OF THE ESTATE	FRONTIER GAS SERVICES, LLC	10/26/2010	Roberts	EASEMENT/ROW		61, 62, 2, 5			241	203	43629	Crestwood Panhandle Pipeline LLC
TX.RB.01.00020.ROW	MARGARET D. TOLBERT, INDIVIDUALLY AND AS CO-EXECUTOR OF THE ESTATE OF BILL J. TOLBERT, DECEASED, KIMBRA PEIRCE AS CO-EXECUTOR OF THE ESTATE, DOUG WARE AS CO-EXECUTOR OF THE ESTATE	FRONTIER GAS SERVICES, LLC	12/20/2010	Roberts	AMENDMENT					245	1	43903	Crestwood Panhandle Pipeline LLC
TX.RB.01.00021.LSE	MARGARET D. TOLBERT, INDIVIDUALLY AND AS CO-EXECUTOR OF THE ESTATE OF BILL J. TOLBERT, DECEASED, KIMBRA PEIRCE AS CO-EXECUTOR OF THE ESTATE, DOUG WARE AS CO-EXECUTOR OF THE ESTATE	FRONTIER GAS SERVICES, LLC	10/26/2010	Roberts	LEASE		5			241	195	43628	Crestwood Panhandle Pipeline LLC
TX.RB.01.00022.ROW	MARGARET D. TOLBERT, INDIVIDUALLY AND AS CO-EXECUTOR OF THE ESTATE OF BILL J. TOLBERT, DECEASED, KIMBRA PEIRCE AS CO-EXECUTOR OF THE ESTATE, DOUG WARE AS CO-EXECUTOR OF THE ESTATE	FRONTIER GAS SERVICES, LLC	12/1/2010	Roberts	EASEMENT/ROW		61, 62			242	260	43707	Crestwood Panhandle Pipeline LLC
TX.RB.01.00023.ROW	T. BOONE PICKENS	CRESTWOOD PANHANDLE PIPELINE LLC	3/27/2012	Roberts	EASEMENT/ROW					266	87	45480	Crestwood Panhandle Pipeline LLC
TX.RB.01.00023.ROW	T. BOONE PICKENS	CRESTWOOD PANHANDLE PIPELINE LLC	6/22/2012	Roberts	AMENDMENT					269	229	45759	Crestwood Panhandle Pipeline LLC
TX.RB.01.00024.ROW	T. BOONE PICKENS	CRESTWOOD PANHANDLE PIPELINE LLC	8/13/2012	Roberts	EASEMENT/ROW		1 & 2			270	417	45869	Crestwood Panhandle Pipeline LLC

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number	Current Operator
TX.DE.02.00056.ROW	MITCHELL, MITCHELL AND MITCHELL PARTNERS, LTD. AND MITCHELL FAMILY TRUST	COWTOWN PIPELINE PARTNERS, LP.	2/19/2010	Denton	EASEMENT/ROW			2011-37016	Cowtown Pipeline Partners LP
TX.DE.02.00056.ROW	MITCHELL, MITCHELL AND MITCHELL PARTNERS, LTD. AND MITCHELL FAMILY TRUST	COWTOWN PIPELINE PARTNERS, LP.	4/12/2011	Denton	AMENDMENT			2011-37016	Cowtown Pipeline Partners LP
TX.DE.02.00063.ROW	EMAD ASAD MEHDIR	COWTOWN PIPELINE PARTNERS, LP	8/6/2010	Denton	EASEMENT/ROW			2011-12332	Cowtown Pipeline Partners LP
TX.DE.02.00065.ROW	DONALD B. WILEY TRUST, LAURA ANNETTE LOWRY, TRUSTEE; AUBREY EUGENE WILEY; ANNETTE WILEY LOWRY; AND BETTYE WILEY NEELY	QUICKSILVER RESOURCES, INC.	7/28/2010	Denton	EASEMENT/ROW			2010-96225	Cowtown Pipeline Partners LP
TX.DE.02.00066.ROW	GEBERT FAMILY PARTNERSHIP, LP	COWTOWN PIPELINE PARTNERS, LP	10/7/2010	Denton	EASEMENT/ROW			2010-122473	Cowtown Pipeline Partners LP
TX.DE.02.00067.ROW	COWTOWN PIPELINE PARTNERS, LP	COWTOWN PIPELINE PARTNERS, LP	4/16/2010	Denton	EASEMENT/ROW			2010-94361	Cowtown Pipeline Partners LP
TX.DE.02.00068.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	COWTOWN PIPELINE LP.	7/23/2010	Denton	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.DE.02.00069.ROW	PHYLLIS CHARLOTTE CARROLL	QUICKSILVER RESOURCES, INC.	6/18/2010	Denton	EASEMENT/ROW			2010-94349	Cowtown Pipeline Partners LP
TX.DE.02.00070.ROW	RICHARD HOWARD FOSTER, MARILYN STEWART, KAREN ELAINE LEWIS	QUICKSILVER RESOURCES, INC.	2/7/2011	Denton	EASEMENT/ROW			2011-14572	Cowtown Pipeline Partners LP
TX.DE.02.00071.ROW	GRANT T. DOSTERT AND WIFE, LINDA L. DOSTERT	COWTOWN PIPELINE PARTNERS, LP	3/14/2011	Denton	EASEMENT/ROW			2011-49092	Cowtown Pipeline Partners LP
TX.DE.02.00072.ROW	TODD D. STRICKLAND	COWTOWN PIPELINE PARTNERS, LP	3/4/2011	Denton	EASEMENT/ROW			2011-49039	Cowtown Pipeline Partners LP
TX.DE.02.00073.ROW	BUCHANAN PARTNERS, LTD.	QUICKSILVER RESOURCES, INC.	3/7/2011	Denton	EASEMENT/ROW			2011-23912	Cowtown Pipeline Partners LP
TX.DE.02.00074.ROW	RANDY DAY	COWTOWN PIPELINE PARTNERS, LP	4/4/2011	Denton	EASEMENT/ROW			2011-51648	Cowtown Pipeline Partners LP
TX.DE.02.00075.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	11/12/2010	Denton	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.DE.02.00076.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	3/18/2010	Denton	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.DE.02.00077.PERM	TRINITY RIVER AUTHORITY OF TEXAS	COWTOWN PIPELINE PARTNERS, LP	3/3/2011	Denton	LICENSE/PERMIT			2011-39042	Cowtown Pipeline Partners LP
TX.DE.02.00078.PERM	DENTON COUNTY DEPARTMENT OF PUBLIC WORKS DEPARTMENT	QUICKSILVER RESOURCES, INC.	3/25/2011	Denton	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.DE.02.00079.PERM	TRINITY RIVER AUTHORITY OF TEXAS	COWTOWN PIPELINE PARTNERS, LP	6/20/2011	Denton	LICENSE/PERMIT			2011-63071	Cowtown Pipeline Partners LP
TX.DE.02.00080.PERM	TRINITY RIVER AUTHORITY OF TEXAS	COWTOWN PIPELINE PARTNERS, LP	6/20/2011	Denton	LICENSE/PERMIT			2011-63069	Cowtown Pipeline Partners LP
TX.DE.02.00081.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	6/26/2011	Denton	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.DE.02.00116.ROW	SHERMAN P. HALL AND MALINDA A. HALL	QUICKSILVER RESOURCES INC.	11/9/2010	Denton	EASEMENT/ROW			2010-112964	Cowtown Pipeline Partners LP
TX.DE.02.00135.SURF	THE M. T. COLE FAMILY LIMITED PARTNERSHIP NO. 2, LP	COWTOWN PIPELINE PARTNERS LP	2/11/2011	Denton	SURFACE AGREEMENT			2011-89419	Cowtown Pipeline Partners LP
TX.DE.02.00140.DEED	COWTOWN PIPELINE L.P.	COWTOWN PIPELINE PARTNERS L.P.	4/13/2011	Denton	DEED			2011-35609	Cowtown Pipeline Partners LP
TX.DE.02.00141.ROW	JENROL, LLC	COWTOWN PIPELINE PARTNERS L.P.	4/19/2010	Denton	EASEMENT/ROW			2010-94359	Cowtown Pipeline Partners LP
TX.DE.02.00142.ROW	M.T. COLE TRUST NO. 2 AND 3	COWTOWN PIPELINE, LP	2/9/2009	Denton	EASEMENT/ROW			2009-117218	Cowtown Pipeline Partners LP
TX.DE.02.00143.ROW	GEBERT FAMILY PARTNERSHIP L.P.	COWTOWN PIPELINE PARTNERS L.P.	3/5/2010	Denton	EASEMENT/ROW			2010-94351	Cowtown Pipeline Partners LP
TX.DE.02.00144.ROW	GEBERT FAMILY PARTNERSHIP L.P.	COWTOWN PIPELINE PARTNERS L.P.	3/5/2010	Denton	EASEMENT/ROW			2010-94357	Cowtown Pipeline Partners LP

TX.DE.02.00145.ROW	GEBERT FAMILY PARTNERSHIP L.P.	COWTOWN PIPELINE PARTNERS L.P.	3/5/2010	Denton	EASEMENT/ROW	2010-94353	Cowtown Pipeline Partners LP
TX.DE.02.00146.ROW	GEBERT FAMILY PARTNERSHIP L.P.	COWTOWN PIPELINE PARTNERS L.P.	3/5/2010	Denton	EASEMENT/ROW	2010-94355	Cowtown Pipeline Partners LP
TX.DE.02.00150.ROW	CLARK W. MCKELVEY FAMILY LIMITED PARTNERSHIP	QUICKSILVER RESOURCES, INC.	6/18/2010	Denton	EASEMENT/ROW	2010-94350	Cowtown Pipeline Partners LP
TX.DE.02.00151.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	7/1/2009	Denton	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.DE.02.00044.DEED	M.T. COLE TRUST NO.2	COWTOWN PIPELINE, LP	2/6/2009	Denton	DEED	2009-14363	Cowtown Pipeline Partners LP
TX.DE.02.00044.DEED	THE M.T. COLE FAMILY PARTNERSHIP NO. 2, LP	COWTOWN PIPELINE PARTNERS, LP	6/14/2011	Denton	ROAD EASEMENT	2011-87491	Cowtown Pipeline Partners LP
TX.DE.02.00045.ROW	ENTERPRISE TEXAS PIPELINE, LLC.	COWTOWN PIPELINE, LP	9/24/2009	Denton	SURFACE AGREEMENT	2009-138526	Cowtown Pipeline Partners LP
TX.DE.02.00046.ROW	JAY C. MCLENNAN	COWTOWN PIPELINE, L.P.	5/13/2009	Denton	AMENDMENT	2009-85949	Cowtown Pipeline Partners LP
TX.DE.02.00046.ROW	JAY C. MCLENNAN	CHIEF RESOURCES ALLIANCE PIPELINE LLC.	12/31/2007	Denton	EASEMENT/ROW	2008-8913	Cowtown Pipeline Partners LP
TX.DE.02.00047.ROW	M.T. COLE TRUST NO. 2 AND 3	CHIEF RESOURCES ALLIANCE PIPELINE, LLC	2/7/2009	Denton	AMENDMENT	2009-14364	Cowtown Pipeline Partners LP
TX.DE.02.00047.ROW	M.T. COLE TRUST NO. 2 AND 3	CHIEF RESOURCES ALLIANCE PIPELINE, LLC.	3/26/2008	Denton	EASEMENT/ROW	2008-36679	Cowtown Pipeline Partners LP
TX.DE.02.00047.ROW	M.T. COLE TRUST NO. 2 AND 3	COWTOWN PIPELINE, L.P.	10/2/2009	Denton	AMENDMENT	2009-117217	Cowtown Pipeline Partners LP
TX.DE.02.00048.ROW	CALVIN AND MAYA PETERSON TRUST AND REAL ESATE, LTD.	COWTOWN PIPELINE L.P.	3/11/2009	Denton	AMENDMENT	2009-109627	Cowtown Pipeline Partners LP
TX.DE.02.00048.ROW	CALVIN B. PETERSON AND OLP REAL ESTATE, LTD.	CHIEF RESOURCES ALLIANCE PIPELINE, LLC.	10/31/2007	Denton	EASEMENT/ROW	2007-135653	Cowtown Pipeline Partners LP
TX.DE.02.00049.PERM	BNSF RAILWAY COMPANY	ALLIANCE PIPELINE, LLC.	2/8/2008	Denton	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.DE.02.00049.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS, LP	10/15/2009	Denton	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.DE.02.00050.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	COWTOWN PIPELINE LP.	2/17/2009	Denton	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.DE.02.00051.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	COWTOWN PIPELINE LP.	3/13/2009	Denton	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.DE.02.00052.ROW	D.C. METZGER PROPERTIES, LTD.	COWTOWN PIPELINE, LP.	10/23/2009	Denton	EASEMENT/ROW	2009-138522	Cowtown Pipeline Partners LP
TX.DE.02.00055.ROW	COWTOWN PIPELINE LP.	COWTOWN PIPELINE LP.	9/2/2009	Denton	EASEMENT/ROW	2009-138521	Cowtown Pipeline Partners LP

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number	Current Operator
TX.HO.04.00001.ROW	KELLY SWOPE	COWTOWN PIPELINE PARTNERS, LP.	7/1/2011	Hood	EASEMENT/ROW			2011-0009160	Cowtown Pipeline Partners LP
TX.HO.04.00002.ROW	CLYDE WINFRED HEAD AND BONNIE L. DENBY	COWTOWN PIPELINE PARTNERS, LP.	7/12/2011	Hood	EASEMENT/ROW			2011-0009159	Cowtown Pipeline Partners LP
TX.HO.04.00003.ROW	BARNEY W. CAUBLE AND JENNIFER K. CAUBLE	COWTOWN PIPELINE PARTNERS, LP.	6/30/2011	Hood	EASEMENT/ROW			2011-0009158	Cowtown Pipeline Partners LP
TX.HO.04.00004.ROW	BLACK DIAMOND H RANCH, LP	COWTOWN PIPELINE PARTNERS L.P.	7/1/2011	Hood	EASEMENT/ROW			2011-0009157	Cowtown Pipeline Partners LP
TX.HO.04.00005.ROW	DAVID W. KIMBROW AND LESA KIMBROW	COWTOWN PIPELINE PARTNERS, L.P.	8/10/2011	Hood	EASEMENT/ROW			2011-0009161	Cowtown Pipeline Partners LP
TX.HO.04.00006.ROW	BUD D. ROMINE	COWTOWN PIPELINE PARTNERS, LP.	8/5/2011	Hood	EASEMENT/ROW			2011-0009163	Cowtown Pipeline Partners LP
TX.HO.04.00007.ROW	ROCKING X RANCH, LTD.	COWTOWN PIPELINE PARTNERS L.P.	3/14/2007	Hood	EASEMENT/ROW			2011-0009162	Cowtown Pipeline Partners LP
TX.HO.04.00029.ROAD	DANIEL MCCLENDON	COWTOWN PIPELINE PARTNERS L.P.	5/10/2008	Hood	ROAD EASEMENT	2402	385	9053	Cowtown Pipeline Partners LP
TX.HO.04.00030.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	9/9/2004	Hood	EASEMENT/ROW	2082	971	3645	Cowtown Pipeline Partners LP
TX.HO.04.00031.ROW	LATTIMORE MATERIALS COMPANY, L.P.	COWTOWN PIPELINE, L.P.	12/21/2004	Hood	EASEMENT/ROW	2082	966	2644	Cowtown Pipeline Partners LP
TX.HO.04.00032.ROW	TIM J. CECIL	COWTOWN PIPELINE, L.P.	1/21/2004	Hood	EASEMENT/ROW	2082	961	3643	Cowtown Pipeline Partners LP
TX.HO.04.00033.ROW	MICHAEL XAVIER MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	1/12/2005	Hood	EASEMENT/ROW	2125	235	13192	Cowtown Pipeline Partners LP
TX.HO.04.00034.ROW	LANNY AIKEN AND LAVERA M. AIKEN	COWTOWN PIPELINE, L.P.	3/1/2005	Hood	EASEMENT/ROW	2082	955	3642	Cowtown Pipeline Partners LP
TX.HO.04.00035.ROW	WYNONIA PALLMEYER	COWTOWN PIPELINE, L.P.	2/21/2005	Hood	EASEMENT/ROW	2082	943	2640	Cowtown Pipeline Partners LP
TX.HO.04.00036.ROW	DAVID HARRIS AND MICHELE HARRIS	COWTOWN PIPELINE, L.P.	1/24/2005	Hood	EASEMENT/ROW	2082	937	3639	Cowtown Pipeline Partners LP
TX.HO.04.00037.ROW	WILLIAM C. PARRISH	COWTOWN PIPELINE L.P.	2/19/2005	Hood	EASEMENT/ROW	2083	6	3651	Cowtown Pipeline Partners LP
TX.HO.04.00038.PERM	HOOD COUNTY COMMISSIONERS COURT	QUICKSILVER RESOURCES, INC.	6/29/2004	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00039.ROW	LEONARD LEITO AND MARJORIE LEITO	QUICKSILVER RESOURCES, INC.	2/15/2005	Hood	EASEMENT/ROW	2082	931	3638	Cowtown Pipeline Partners LP
TX.HO.04.00040.ROW	LEONARD LEITO AND MARJORIE LEITO	QUICKSILVER RESOURCES, INC.	5/24/2004	Hood	EASEMENT/ROW	2059	204		Cowtown Pipeline Partners LP
TX.HO.04.00041.ROW	HENRY ALLEN SPRINKLE, JR. AND SHARNA DIANE SPRINKLE	QUICKSILVER RESOURCES, INC.	5/24/2004	Hood	EASEMENT/ROW	2059	209	19354	Cowtown Pipeline Partners LP
TX.HO.04.00042.ROW	RAYMOND GABLER AND MARY ELLA GABLER	QUICKSILVER RESOURCES, INC.	5/22/2004	Hood	EASEMENT/ROW	259	192	19351	Cowtown Pipeline Partners LP
TX.HO.04.00042.ROW	RAYMOND AND MARY ELLA GABLER	JOHNSON COUNTY ELECTRIC COOPERATIVE (JCEC)	12/13/2099	Hood	EASEMENT/ROW	1693	140	C5895	Cowtown Pipeline Partners LP
TX.HO.04.00043.ROW	MARY MASSEY	QUICKSILVER RESOURCES, INC.	8/24/2004	Hood	EASEMENT/ROW	2059	141	19341	Cowtown Pipeline Partners LP
TX.HO.04.00044.ROW	JAMES G. HODGES AND SULIN HODGES	QUICKSILVER RESOURCES, INC.	8/9/2004	Hood	EASEMENT/ROW	2059	276	19366	Cowtown Pipeline Partners LP
TX.HO.04.00045.ROW	HOLLIS W. WHITWORTH	QUCIKSILVER RESOURCES, INC.	7/9/2004	Hood	EASEMENT/ROW	2059	147	19342	Cowtown Pipeline Partners LP
TX.HO.04.00046.ROW	WILLIAM T. KIDD AND ELIZABETH P. KIDD	QUICKSILVER RESOURCES, INC.	7/27/2004	Hood	EASEMENT/ROW	2059	250	19362	Cowtown Pipeline Partners LP
TX.HO.04.00047.ROW	THOMAS CALVIN HAZLE	QUICKSILVER RESOURCES, INC.	6/11/2004	Hood	EASEMENT/ROW	2059	269	19365	Cowtown Pipeline Partners LP
TX.HO.04.00048.ROW	KEVIN GROVE	QUCIKSLIVER RESOURCES, INC.	6/21/2004	Hood	EASEMENT/ROW	2059	139	19340	Cowtown Pipeline Partners LP
TX.HO.04.00049.ROW	JAMES P. DALY AND IRENE R. DALY	QUICKSILVER RESOURCES, INC.	3/28/2005	Hood	EASEMENT/ROW	2125	312	13204	Cowtown Pipeline Partners LP
TX.HO.04.00049.ROW	JAMES P. DALY AND IRENE R. DALY	QUICKSILVER RESOURCES, INC.	6/1/2004	Hood	EASEMENT/ROW	2059	256	19363	Cowtown Pipeline Partners LP

TX.HO.04.00050.ROW	WILLIAM WHEELER AND BRENDA WHEELER	QUICKSILVER RESOURCES, INC.	6/29/2004	Hood	EASEMENT/ROW	2059	262	19364	Cowtown Pipeline Partners LP
TX.HO.04.00051.ROW	BRET WHITE AND SHIRLEY WHITE	QUICKSILVER RESOURCES, INC.	6/18/2004	Hood	EASEMENT/ROW	2059	240	19360	Cowtown Pipeline Partners LP
TX.HO.04.00052.ROW	TIMOTHY AMYETT AND C. DIANNE AMYETT	QUICKSIVLER RESOURCES, INC.	6/25/2004	Hood	EASEMENT/ROW	2059	249	19361	Cowtown Pipeline Partners LP
TX.HO.04.00053.ROW	DEBORAH LOU MARSHALL SCHERER	QUICKSILVER RESOURCES, INC.	7/26/2004	Hood	EASEMENT/ROW	2059	225	19357	Cowtown Pipeline Partners LP
TX.HO.04.00054.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	QUICKSILVER RESOURCES, INC.	7/26/2004	Hood	EASEMENT/ROW	2059	220	19356	Cowtown Pipeline Partners LP
TX.HO.04.00055.ROW	CHARLES F. HOLMES AND CYNTHIA HOLMES	QUICKSILVER RESOURCES, INC.	12/15/2004	Hood	EASEMENT/ROW	2125	317	13205	Cowtown Pipeline Partners LP
TX.HO.04.00056. ROW	THE WILSON FAMILY LIMITED PARTNERSHIP AND JO BURLESON	QUICKSIVER RESOURCES, INC.	7/2/2004	Hood	EASEMENT/ROW	2059	152	19343	Cowtown Pipeline Partners LP
TX.HO.04.00057.ROW	SAMUEL MEEK MARSHALL AND ARDIS MARSHALL	QUICKSILVER RESOURCES, INC.	7/28/2004	Hood	EASEMENT/ROW	2125	325	13206	Cowtown Pipeline Partners LP
TX.HO.04.00058.ROW	LINDON STEWART	COWTOWN PIPELINE, L.P.	11/19/2004	Hood	EASEMENT/ROW	2059	230	19358	Cowtown Pipeline Partners LP
TX.HO.04.00059.ROW	THE METHODIST CHILDREN'S HOME	QUICKSILVER RESOURCES, INC.	7/23/2004	Hood	EASEMENT/ROW	2059	239	19359	Cowtown Pipeline Partners LP
TX.HO.04.00060.ROW	SANDRA ZETTL	COWTOWN PIPELINE, L.P.	4/11/2005	Hood	EASEMENT/ROW	2125	284	13200	Cowtown Pipeline Partners LP
TX.HO.04.00060.ROW	SANDRA ZETTL	COWTOWN PIPELINE, L.P.	8/26/2004	Hood	EASEMENT/ROW	2125	307	13203	Cowtown Pipeline Partners LP
TX.HO.04.00061.ROW	DAVID A. SPRADLIN AND TINA M. SPRADLIN	QUICKSILVER RESOURCES, INC.	2/4/2005	Hood	EASEMENT/ROW	2125	341	13208	Cowtown Pipeline Partners LP
TX.HO.04.00062.ROW	BILL C. JAMES AND LANEAL JAMES	COWTOWN PIPELINE, L.P.	11/4/2004	Hood	EASEMENT/ROW	2064	621		Cowtown Pipeline Partners LP
TX.HO.04.00063.ROW	CHARLES F. HOLMES AND CYNTHIA HOLMES	COWTOWN PIPELINE, L.P.	12/15/2004	Hood	EASEMENT/ROW	2142	18	17042	Cowtown Pipeline Partners LP
TX.HO.04.00064.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	COWTOWN PIPELINE, L.P.	7/6/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00065.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	QUICKSILVER RESOURCES, INC.	8/13/2004	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00066.ROW	MILDRED BROCK PARKER	COWTOWN PIPELIN, L.P.	3/30/2005	Hood	EASEMENT/ROW	2125	229	13191	Cowtown Pipeline Partners LP
TX.HO.04.00067.ROW	JIMMY R. MATLOCK AND GARY M. MATLOCK	COWTOWN PIPELINE, L.P.	3/9/2005	Hood	EASEMENT/ROW	2125	242	13193	Cowtown Pipeline Partners LP
TX.HO.04.00068.ROW	JACKIE D. ABLES	COWTOWN PIPELINE L.P.	3/23/2005	Hood	EASEMENT/ROW	2125	248	13194	Cowtown Pipeline Partners LP
TX.HO.04.00069.ROW	O. C. CHEEK, JR. AND THELMA M. CHEEK	QUICKSILVER RESOURCES, INC.	12/20/2004	Hood	EASEMENT/ROW	2125	218	13189	Cowtown Pipeline Partners LP
TX.HO.04.00070.ROW	O. C. CHEEK, JR. AND THELMA M. CHEEK	QUCIKSLIVER RESOURCES, INC.	9/18/2004	Hood	EASEMENT/ROW	2125	228	13190	Cowtown Pipeline Partners LP
TX.HO.04.00071.ROW	WILLIAM T. KIDD AND ELIZABETH P. KIDD	COWTOWN PIPELINE, INC.	2/27/2006	Hood	EASEMENT/ROW	2178	295		Cowtown Pipeline Partners LP
TX.HO.04.00072.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE, L.P.	7/21/2005	Hood	EASEMENT/ROW	2144	630	17685	Cowtown Pipeline Partners LP
TX.HO.04.00073.ROW	THE STATE OF TEXAS, GENERAL LAND OFFICE	COWTOWN PIPELINE, L.P.	9/22/2005	Hood	EASEMENT/ROW	2146	266	18061	Cowtown Pipeline Partners LP
TX.HO.04.00074.ROW	ROBIN K. SNIDER AND JONE E. SNIDER	COWTOWN PIPELINE, LP	12/2/2005	Hood	EASEMENT/ROW	2157	642		Cowtown Pipeline Partners LP
TX.HO.04.00075.ROW	GRACE VAUGHN	COWTOWN PIPELINE, LP	11/22/2005	Hood	EASEMENT/ROW	2157	647		Cowtown Pipeline Partners LP
TX.HO.04.00076.ROW	EDWARD D. LOWE	COWTOWN PIPELINE, LP	7/20/2005	Hood	EASEMENT/ROW	2146	327		Cowtown Pipeline Partners LP
TX.HO.04.00077.PERM	HOOD COUNTY	QUICKSILVER RESOURCES, INC.	7/19/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00078.ROW	J.D. ROCKWELL AND BOBBIE ROCKWELL	COWTOWN PIPELINE, LP	11/23/2005	Hood	EASEMENT/ROW	2157	653		Cowtown Pipeline Partners LP

TX.HO.04.00079.ROW	K-4 FARMS INC.	COWTOWN PIPELINE, LP	11/4/2005	Hood	EASEMENT/ROW	2152	177		Cowtown Pipeline Partners LP
TX.HO.04.00080.ROW	BRYAN A. NACE AND WIFE, KAREN E. NACE	COWTOWN PIPELINE, LP	9/23/2005	Hood	EASEMENT/ROW	2144	646		Cowtown Pipeline Partners LP
TX.HO.04.00081.ROW	O'MARIE A. TALIAFERRO HOUSE	COWTOWN PIPELINE, LP	11/11/2005	Hood	EASEMENT/ROW	2157	650		Cowtown Pipeline Partners LP
TX.HO.04.00082.ROW	ROBERT D. KILLION, JR. AND MARGARET M. KILLION	COWTOWN PIPELINE, LP	7/11/2005	Hood	EASEMENT/ROW	2144	652		Cowtown Pipeline Partners LP
TX.HO.04.00083.ROW	EUGENE C. WYATT	COWTWON PIPELINE, LP	7/11/2005	Hood	EASEMENT/ROW	2144	657		Cowtown Pipeline Partners LP
TX.HO.04.00084.PERM	HOOD COUNTY	QUICKSILVER RESOURCES, INC.	12/13/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00085.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	9/9/2004	Hood	EASEMENT/ROW	2083	396		Cowtown Pipeline Partners LP
TX.HO.04.00086.ROW	WALTER D. CALLAWAY, JR.	COWTOWN PIPELINE, LP	7/18/2005	Hood	EASEMENT/ROW	2157	626		Cowtown Pipeline Partners LP
TX.HO.04.00087.ROW	WYNONIA PALLMEYER ESTATE	COWTOWN PIPELINE, LP	8/1/2005	Hood	EASEMENT/ROW	2157	631		Cowtown Pipeline Partners LP
TX.HO.04.00088.ROW	KARIN J. BARBER CAMPOS	COWTOWN PIPELINE, LP	10/3/2005	Hood	EASEMENT/ROW	2157	636		Cowtown Pipeline Partners LP
TX.HO.04.00089.ROW	O.C. CHEEK, JR. AND THELMA M. CHEEK	COWTOWN PIPELINE, LP	9/18/2004	Hood	EASEMENT/ROW	2082	988		Cowtown Pipeline Partners LP
TX.HO.04.00090.ROW	JAMES ROBERT HILL	COWTOWN PIPELINE, LP	2/10/2009	Hood	AMENDMENT	2469	763	4620	Cowtown Pipeline Partners LP
TX.HO.04.00090.ROW	JAMES ROBERT HILL	COWTOWN PIPELINE, LP	6/1/2005	Hood	EASEMENT/ROW	2142	696	17210	Cowtown Pipeline Partners LP
TX.HO.04.00091.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE, LP	7/21/2005	Hood	EASEMENT/ROW	2142	691		Cowtown Pipeline Partners LP
TX.HO.04.00092.ROW	O.C. CHEEK, JR. AND THELMA M. CHEEK	QUICKSILVER RESOURCES, INC.	9/18/2005	Hood	EASEMENT/ROW	2083	1		Cowtown Pipeline Partners LP
TX.HO.04.00093.ROW	KEVIN S. DOWNING AND CLARIE DOWNING	QUICKSILVER RESOURCES, INC.	6/7/2004	Hood	EASEMENT/ROW	2059	187		Cowtown Pipeline Partners LP
TX.HO.04.00094.ROW	ELIZABETH ANN STEINBARGER	QUICKSILVER RESOURCES, INC.	6/4/2004	Hood	EASEMENT/ROW	2059	182		Cowtown Pipeline Partners LP
TX.HO.04.00095.ROW	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	QUICKSILVER RESOURCES, INC.	8/9/2004	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00096.ROW	THERESA ANN WINKIEWICZ	QUICKSILVER RESOURCES, INC.	12/6/2005	Hood	EASEMENT/ROW	2157	604		Cowtown Pipeline Partners LP
TX.HO.04.00097.ROW	BILLY J. ROLLINS AND YVONNE DAY ROLLINS	QUICKSILVER RESOURCES, INC.	6/11/2004	Hood	EASEMENT/ROW	2059	172		Cowtown Pipeline Partners LP
TX.HO.04.00098.ROW	L.B. KENNEDY AND THERESA ANN WINKIEWICZ	QUICKSILVER RESOURCES, INC.	6/11/2004	Hood	EASEMENT/ROW	2059	177		Cowtown Pipeline Partners LP
TX.HO.04.00099.ROW	GERALD BOGGS	QUICKSILVER RESOURCES, INC.	6/18/2004	Hood	EASEMENT/ROW	2059	167		Cowtown Pipeline Partners LP
TX.HO.04.00100.PERM	HOOD COUNTY	QUICKSILVER RESOURCES, INC.	6/28/2004	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00101.ROW	J.B. MAYFIELD	QUICKSILVER RESOURCES, INC.	6/11/2004	Hood	EASEMENT/ROW	2059	214		Cowtown Pipeline Partners LP
TX.HO.04.00102.ROW	CHARLOTTE GARRETT	QUICKSILVER RESOURCES, INC.	7/13/2004	Hood	EASEMENT/ROW	2059	157		Cowtown Pipeline Partners LP
TX.HO.04.00103.ROW	J.E. WINTERS FAMILY PARTNERSHIP	QUICKSILVER RESOURCES, INC.	6/11/2004	Hood	EASEMENT/ROW	2141	997		Cowtown Pipeline Partners LP
TX.HO.04.00104.ROW	GASTON B. GARRETT, JR. AND JUDITH I. GARRETT	QUICKSILVER RESOURCES, INC.	7/21/2004	Hood	EASEMENT/ROW	2059	162		Cowtown Pipeline Partners LP
TX.HO.04.00105.ROW	KEVIN S. DOWNING AND CLARIE DOWNING	COWTOWN PIPELINE, LP	2/15/2006	Hood	EASEMENT/ROW	2183	513		Cowtown Pipeline Partners LP
TX.HO.04.00106.ROW	MANUEL RODRIGUEZ	COWTOWN PIPELINES, LP	1/10/2006	Hood	EASEMENT/ROW	2173	95		Cowtown Pipeline Partners LP
TX.HO.04.00107.ROW	YVONNE READ AND PAUL READ	COWTOWN PIPELINE, LP	1/12/2006	Hood	EASEMENT/ROW	2173	100		Cowtown Pipeline Partners LP

TX.HO.04.00108.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE, LP	1/10/2006	Hood	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.HO.04.00109.ROW	LEE CULLEN CRISP AND ASHLEY E. CRISP	COWTOWN PIPELINE, LP	1/13/2006	Hood	EASEMENT/ROW	2173	105	Cowtown Pipeline Partners LP
TX.HO.04.00110.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE, LP	12/6/2005	Hood	EASEMENT/ROW	2157	609	Cowtown Pipeline Partners LP
TX.HO.04.00111.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE, LP	3/11/2005	Hood	EASEMENT/ROW	2147	436	Cowtown Pipeline Partners LP
TX.HO.04.00112.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE, LP	7/21/2005	Hood	EASEMENT/ROW	2142	685	Cowtown Pipeline Partners LP
TX.HO.04.00113.ROW	MABEL ROE	COWTOWN PIPELINE, LP	10/18/2005	Hood	EASEMENT/ROW	2146	332	Cowtown Pipeline Partners LP
TX.HO.04.00114.ROW	RALPH WENDELL GEE AND NANCY L. GEE	COWTOWN PIPELINE, LP	10/29/2005	Hood	EASEMENT/ROW	2152	195	Cowtown Pipeline Partners LP
TX.HO.04.00115.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE, LP	7/20/2005	Hood	EASEMENT/ROW	2142	673	Cowtown Pipeline Partners LP
TX.HO.04.00116.ROW	SAMUEL MEEK MARSHALL AND ARDIS MARSHALL	COWTOWN PIPELINE L.P.	7/14/2005	Hood	EASEMENT/ROW	2142	679	Cowtown Pipeline Partners LP
TX.HO.04.00117.ROW	PAUL LUTHER HIGGINS & LINDA L. HIGGINS	COWTOWN PIPELINE L.P.	3/10/2005	Hood	EASEMENT/ROW	2125	253	Cowtown Pipeline Partners LP
TX.HO.04.00118.ROW	KURT D. REINECK	COWTOWN PIPELINE L.P.	2/11/2005	Hood	EASEMENT/ROW	2125	259	Cowtown Pipeline Partners LP
TX.HO.04.00119.ROW	SHARON SASS FEATHER, CHARLES R. SNAKARD, LAURA S. CROSBY	COWTOWN PIPELINE L.P.	4/5/2005	Hood	EASEMENT/ROW	2155	512	Cowtown Pipeline Partners LP
TX.HO.04.00120.ROW	SHARON SASS FEATHER, CHARLES R. SNAKARD, LAURA S. CROSBY	COWTOWN PIPELINE L.P.	4/13/2005	Hood	EASEMENT/ROW	2155	520	Cowtown Pipeline Partners LP
TX.HO.04.00121.ROW	HERBERT H. JOHNSON & NELL T. JOHNSON, BOTH INDIVIDUALLY AND AS TRUSTEE OF THE HERBERT H. JOHNSON AND NELL T. JOHNSON 1992 REVOCABLE MANAGEMENT TRUST	COWTOWN PIPELINE L.P.	3/22/2005	Hood	EASEMENT/ROW	2125	265	Cowtown Pipeline Partners LP
TX.HO.04.00122.ROW	GLEEN DORA REED	QUICKSILVER RESOURCES, INC.	2/24/2005	Hood	EASEMENT/ROW	2125	272	Cowtown Pipeline Partners LP
TX.HO.04.00123.ROW	SANDRA ZETTL	COWTOWN PIPELINE, L.P.	4/11/2005	Hood	EASEMENT/ROW	2125	284	Cowtown Pipeline Partners LP
TX.HO.04.00124.ROW	MARY KATHERINE H. MASSEY	COWTOWN PIPELINE, L.P.	4/29/2012	Hood	EASEMENT/ROW	2125	294	Cowtown Pipeline Partners LP
TX.HO.04.00125.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE L.P.	12/1/2005	Hood	EASEMENT/ROW	2165	528	Cowtown Pipeline Partners LP
TX.HO.04.00126.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE, L.P.	1/4/2005	Hood	EASEMENT/ROW	2152	165	Cowtown Pipeline Partners LP
TX.HO.04.00127.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE, L.P.	1/14/2005	Hood	EASEMENT/ROW	2125	329	Cowtown Pipeline Partners LP
TX.HO.04.00128.ROW	O. C. CHEEK JR. AND THELMA M. CHEEK	COWTOWN PIPELINE, L.P.	9/18/2004	Hood	EASEMENT/ROW	2082	993	Cowtown Pipeline Partners LP
TX.HO.04.00129.ROW	LATTIMORE MATERIALS COMPANY, L.P.	COWTOWN PIPELINE, L.P.	7/21/2005	Hood	EASEMENT/ROW	2142	13	Cowtown Pipeline Partners LP
TX.HO.04.00130.ROW	DOROTHY PINSON GIBBS	COWTOWN PIPELINE, L.P.	8/29/2005	Hood	EASEMENT/ROW	2142	24	Cowtown Pipeline Partners LP
TX.HO.04.00131.ROW	GRADY JOHN LEWIS	COWTOWN PIPELINE L.P.	9/12/2005	Hood	EASEMENT/ROW	2142	29	Cowtown Pipeline Partners LP
TX.HO.04.00132.ROW	WALTER E. PARKER, MILDRED B. PARKER, & WALTER E. PARKER, JR.	COWTOWN PIPELINE, L.P.	9/29/2005	Hood	EASEMENT/ROW	2142	34	Cowtown Pipeline Partners LP
TX.HO.04.00133.ROW	MICHAEL XAVIER MOONEY, AND WIFE, ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	10/4/2005	Hood	EASEMENT/ROW	2147	430	Cowtown Pipeline Partners LP
TX.HO.04.00134.ROW	MICHAEL XAVIER MOONEY, AND WIFE, ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	10/4/2005	Hood	EASEMENT/ROW	2155	495	Cowtown Pipeline Partners LP
TX.HO.04.00135.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	1/6/2005	Hood	EASEMENT/ROW	2083	401	Cowtown Pipeline Partners LP
TX.HO.04.00136.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	1/6/2005	Hood	EASEMENT/ROW	2082	977	Cowtown Pipeline Partners LP
TX.HO.04.00137.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	3/3/2005	Hood	EASEMENT/ROW	2083	14	Cowtown Pipeline Partners LP

TX.HO.04.00138.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	QUICKSILVER RESOURCES, INC.	3/3/2005	Hood	EASEMENT/ROW	2083	20		Cowtown Pipeline Partners LP
TX.HO.04.00139.ROW	TIM CLARK	COWTOWN PIPELINE, L.P.	7/1/2005	Hood	EASEMENT/ROW	2147	448		Cowtown Pipeline Partners LP
TX.HO.04.00140.ROW	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE, L.P.	4/27/2005	Hood	EASEMENT/ROW				Cowtown Pipeline Partners LP
TX.HO.04.00141.ROW	JULIE SLOCUM MONROE AND AMY SLOCUM BANNERMAN	COWTOWN PIPELINE, L.P.	6/11/2005	Hood	EASEMENT/ROW	2147	453		Cowtown Pipeline Partners LP
TX.HO.04.00143.ROW	JULIE SLOCUM MONROE AND AMY SLOCUM BANNERMAN	COWTOWN PIPELINE, L.P.	8/24/2005	Hood	EASEMENT/ROW	2147	465		Cowtown Pipeline Partners LP
TX.HO.04.00144.ROW	BUFORD SCOTT JR. AND THE ESTATE OF ISABEL FORD SCOTT	COWTOWN PIPELINE, L.P.	9/16/2005	Hood	EASEMENT/ROW	2147	470		Cowtown Pipeline Partners LP
TX.HO.04.00145.ROW	JAMES C. BRYANT, JR.	COWTOWN PIPELINE, L.P.	7/28/2005	Hood	EASEMENT/ROW	2147	475		Cowtown Pipeline Partners LP
TX.HO.04.00146.ROW	SAMUEL MEEK MARSHALL, ARDIS MARSHALL, SHERRY ELIZABETH MARSHALL POMYKAL, DEBORAH LOU MARSHALL SCHERER	COWTOWN PIPELINE, L.P.	10/26/2005	Hood	EASEMENT/ROW	2152	158		Cowtown Pipeline Partners LP
TX.HO.04.00148.ROW	STETSON MASSEY JR., JO ANN MASSEY, KAY DURHAM LEE	COWTOWN PIPELINE, L.P.	11/7/2005	Hood	EASEMENT/ROW	2160	402		Cowtown Pipeline Partners LP
TX.HO.04.00149.ROW	SAMUEL MEEK MARSHALL AND ARDIS MARSHALL	COWTOWN PIPELINE, L.P.	3/8/2006	Hood	EASEMENT/ROW	2183	528		Cowtown Pipeline Partners LP
TX.HO.04.00150.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE L.P.	3/3/2006	Hood	EASEMENT/ROW	2183	523		Cowtown Pipeline Partners LP
TX.HO.04.00151.ROW	DEBORAH LOU MARSHALL SCHERER	COWTOWN PIPELINE, L.P.	3/2/2006	Hood	EASEMENT/ROW	2183	518	4693	Cowtown Pipeline Partners LP
TX.HO.04.00152.ROW	BETTY L. LEAKE	COWTOWN PIPELINE L.P.	3/8/2006	Hood	EASEMENT/ROW	2183	533	4696	Cowtown Pipeline Partners LP
TX.HO.04.00153.ROW	MARY A. HOPKINS AND GARY HOPKINS	COWTOWN PIPELINE, L.P.	1/31/2006	Hood	EASEMENT/ROW	2173	112	2130	Cowtown Pipeline Partners LP
TX.HO.04.00154.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE, L.P.	6/21/2005	Hood	EASEMENT/ROW	2141	503	16931	Cowtown Pipeline Partners LP
TX.HO.04.00155.ROW	SAMUEL MEEK MARSHALL AND ARDIS MARSHALL	COWTOWN PIPELINE, L.P.	6/23/2005	Hood	EASEMENT/ROW	2141	511	16932	Cowtown Pipeline Partners LP
TX.HO.04.00156.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	6/14/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00157.ROW	MARY A. HOPKINS AND GARY HOPKINS	COWTOWN PIPELINE, L.P.	8/1/2005	Hood	EASEMENT/ROW	2141	515		Cowtown Pipeline Partners LP
TX.HO.04.00158.ROW	JAMES BATES RANDLE AND WALKER MURRAY RANDLE	COWTOWN PIPELINE, L.P.	6/17/2005	Hood	EASEMENT/ROW	2141	520	16934	Cowtown Pipeline Partners LP
TX.HO.04.00159.ROW	STETSON MASSEY JR., JO ANN MASSEY, AND KAY DURHAM LEE	COWTOWN PIPELINE, L.P.	6/17/2005	Hood	EASEMENT/ROW	2141	527	16935	Cowtown Pipeline Partners LP
TX.HO.04.00160.ROW	MARJORIE ANN RANDLE BY JAMES GRADY RANDLE ATTONEY IN FACT, EDWIN SEARS RANDLE, AND JAMES GRADY RANDLE, INDIVIDUALLY AND AS TRUSTEE FOR SHELBY KATHRYN, GARRETT JAMES RANDLE, SHELBY KATHRYN RANDLE TRUST AND GARRETT JAMES RANDLE TRUST	COWTOWN PIPELINE, L.P.	9/6/2005	Hood	EASEMENT/ROW	2141	537	16936	Cowtown Pipeline Partners LP
TX.HO.04.00161.ROW	JIMMY TIDWELL AND LAURA TIDWELL	COWTOWN PIPELINE, L.P.	7/27/2005	Hood	EASEMENT/ROW	2141	541	16937	Cowtown Pipeline Partners LP
TX.HO.04.00162.ROW	BILL M. HOOKS, EVERETT HOOKS, AND DENNIS HOOKS	COWTOWN PIPELINE, L.P.	9/14/2005	Hood	EASEMENT/ROW	2141	547	16938	Cowtown Pipeline Partners LP
TX.HO.04.00163.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE, L.P.	8/1/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00164.ROW	JERRY'S WARRANTY COMPANY	COWTOWN PIPELINE, L.P.	9/19/2005	Hood	EASEMENT/ROW	2141	554	16939	Cowtown Pipeline Partners LP
TX.HO.04.00165.ROW	JERRY'S WARRANTY COMPANY	COWTOWN PIPELINE, L.P.	9/19/2005	Hood	EASEMENT/ROW	2141	559	16940	Cowtown Pipeline Partners LP
TX.HO.04.00166.ROW	THE ALTON L. HEWITT AND JOYCE L. HEWITT LIVING TRUST	COWTOWN PIPELINE, L.P.	9/26/2005	Hood	EASEMENT/ROW	2142	667	17205	Cowtown Pipeline Partners LP
TX.HO.04.00167.ROW	JERRY'S WARRANTY COMPANY	COWTOWN PIPELINE, L.P.	9/19/2005	Hood	EASEMENT/ROW	2142	7	17040	Cowtown Pipeline Partners LP
TX.HO.04.00168.ROW	JERRY'S WARRANTY COMPANY	COWTOWN PIPELINE, L.P.	9/19/2005	Hood	EASEMENT/ROW	2142	1	17039	Cowtown Pipeline Partners LP
TX.HO.04.00169.ROW	MILDRED JOHNSON MCCLENDON	QUICKSILVER RESOURCES, INC.	3/30/2006	Hood	EASEMENT/ROW	2188	500	5880	Cowtown Pipeline Partners LP

TX.HO.04.00169.ROW	MILDRED JOHNSON MCCLENDON	QUICKSILVER RESOURCES, INC.	5/28/2004	Hood	EASEMENT/ROW	2059	197	19352	Cowtown Pipeline Partners LP
TX.HO.04.00170.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE, L.P.	3/28/2005	Hood	EASEMENT/ROW	20697	2157	616	Cowtown Pipeline Partners LP
TX.HO.04.00171.ROW	WILLIAM T. KIDD AND WIFE, ELIZABETH P. KIDD	COWTOWN PIPELINE, L.P.	12/12/2005	Hood	EASEMENT/ROW	2160	369	21192	Cowtown Pipeline Partners LP
TX.HO.04.00172.ROW	HELTON GROUP, LTD.	COWTOWN PIPELINE, L.P.	11/29/2005	Hood	EASEMENT/ROW	2157	598	20694	Cowtown Pipeline Partners LP
TX.HO.04.00173.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	3/7/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00174.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	3/3/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00175.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	9/30/2004	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00176.ROW	J.E. WINTERS FAMILY PARTNERSHIP	COWTOWN PIPELINE, L.P.	3/23/2006	Hood	SURFACE AGREEMENT	2187	219	5601	Cowtown Pipeline Partners LP
TX.HO.04.00177.ROW	MILDRED JOHNSON MCCLENDON	COWTOWN PIPELINE, L.P.	3/30/2006	Hood	SURFACE AGREEMENT	2187	214	5600	Cowtown Pipeline Partners LP
TX.HO.04.00178.ROW	RALPH WENDELL GEE	COWTOWN PIPELINE, L.P.	3/24/2006	Hood	EASEMENT/ROW	2201	341	9154	Cowtown Pipeline Partners LP
TX.HO.04.00179.ROW	DEBBI NIXON, D/B/A/ RESORT PROPERTIES A/K/A DEBBI NIXON THOMPSON	COWTOWN PIPELINE L.P.	4/26/2006	Hood	EASEMENT/ROW	2201	346	9155	Cowtown Pipeline Partners LP
TX.HO.04.00180.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TxDOT)	COWTOWN PIPELINE, L.P.	3/28/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00181.ROW	HENRY MILTON MOLDER AND MILDRED FAE MOLDER	COWTOWN PIPELINE, L.P.	3/30/2006	Hood	EASEMENT/ROW	2201	351	9156	Cowtown Pipeline Partners LP
TX.HO.04.00182.ROW	DIXIE MARKS, SHERRY VANDEVER, AND DARLA HILL, ALL INDIVIDUALLY AND AS CO-TRUSTEES FOR THE MAYBERY TRUST	COWTOWN PIPELINE, L.P.	4/24/2006	Hood	EASEMENT/ROW	2201	356	9157	Cowtown Pipeline Partners LP
TX.HO.04.00192.ROW	DAVID V. WHEELER AND ZELMA WHEELER	COWTOWN PIPELINE L.P.	3/8/2006	Hood	EASEMENT/ROW	2193	360	7026	Cowtown Pipeline Partners LP
TX.HO.04.00193.ROW	ENTERPRISE TEXAS PIPELINE L.P.	COWTOWN PIPELINE L.P.	4/20/2006	Hood	EASEMENT/ROW	2193	352	7025	Cowtown Pipeline Partners LP
TX.HO.04.00194.ROW	MATTHEW L. KEIL AND SHIRLEY D. KEIL	COWTOWN PIPELINE L.P.	12/28/2005	Hood	EASEMENT/ROW	2183	538	4697	Cowtown Pipeline Partners LP
TX.HO.04.00195.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	QUICKSILVER RESOURCES, INC.	10/4/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00196.PERM	HOOD COUNTY ROAD ADMINISTRATOR	QUICKSILVER RESOURCES, INC.	7/19/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00197.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE L.P.	1/25/2006	Hood	EASEMENT/ROW	2171	800	1811	Cowtown Pipeline Partners LP
TX.HO.04.00198.ROW	SUNDANCE RANCH JOINT VENTURE	COWTOWN PIPELINE L.P.	2/28/2006	Hood	EASEMENT/ROW	2185	545	4698	Cowtown Pipeline Partners LP
TX.HO.04.00199.ROW	LESLIE L. MABERY	COWTOWN PIPELINE L.P.	9/2/2005	Hood	EASEMENT/ROW	2144	662	17691	Cowtown Pipeline Partners LP
TX.HO.04.00200.PERM	HOOD COUNTY ROAD ADMINISTRATOR	QUICKSILVER RESOURCES, INC.	7/19/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00201.ROW	LESTER M. ALBERTHAL, JR.	COWTOWN PIPELINE, L.P.	9/2/2005	Hood	EASEMENT/ROW	2144	667	17692	Cowtown Pipeline Partners LP
TX.HO.04.00202.ROW	MICHAEL X. MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	4/5/2006	Hood	EASEMENT/ROW	2201	331
TX.HO.04.00203.ROW	MICHAEL X. MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	4/5/2006	Hood	EASEMENT/ROW	2201	336	9153
TX.HO.04.00204.ROW	FRANK B. MABERY	COWTOWN PIPELINE L.P.	4/6/2006	Hood	EASEMENT/ROW	2193	372	7027	Cowtown Pipeline Partners LP
TX.HO.04.00205.ROW	WILLIAM M. MARTENSEN	COWTOWN PIPELINE L.P.	4/14/2006	Hood	EASEMENT/ROW	2201	393	9164	Cowtown Pipeline Partners LP
TX.HO.04.00206.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	3/14/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00207.ROW	ROBBIE HAYWORTH	COWTOWN PIPELINE L.P.	11/9/2005	Hood	EASEMENT/ROW	2152	189		Cowtown Pipeline Partners LP

TX.HO.04.00209.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	4/17/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00210.SURF	DEBORAH LOU MARSHALL SCHERER	COWTOWN PIPELINE L.P.	6/1/2006	Hood	SURFACE AGREEMENT	2217	146	12580	Cowtown Pipeline Partners LP
TX.HO.04.00211.ROW	J.C. MASSEY AND WILLIE MAE MASSEY	COWTOWN PIPELINE L.P.	1/16/2006	Hood	EASEMENT/ROW	2217	151	12581	Cowtown Pipeline Partners LP
TX.HO.04.00212.ROW	SAMUEL MEEK MARSHALL AND ARDIS MARSHALL	COWTOWN PIPELINE L.P.	7/13/2006	Hood	EASEMENT/ROW	2217	137	12578	Cowtown Pipeline Partners LP
TX.HO.04.00213.ROW	DEBORAH LOU MARSHALL SCHERER	COWTOWN PIPELINE L.P.	6/1/2006	Hood	EASEMENT/ROW	2217	132	12577	Cowtown Pipeline Partners LP
TX.HO.04.00214.ROW	SHERRY ELIZABETH MARSHALL POMYKAL	COWTOWN PIPELINE L.P.	5/26/2006	Hood	EASEMENT/ROW	2217	127	12576	Cowtown Pipeline Partners LP
TX.HO.04.00215.SURF	O.C. CHEEK AND THELMA M. CHEEK	COWTOWN PIPELINE PARTNERS L.P.	6/21/2006	Hood	SURFACE AGREEMENT	2217	142	12579	Cowtown Pipeline Partners LP
TX.HO.04.00216.ROW	JOHN D. HAYWORTH	COWTOWN PIPELINE L.P.	12/19/2005	Hood	EASEMENT/ROW	2217	157	12582	Cowtown Pipeline Partners LP
TX.HO.04.00217.ROW	GERALD BOGGS AND DALLAS BOGGS	COWTOWN PIPELINE PARTNERS L.P.	8/2/2006	Hood	EASEMENT/ROW	2224	199	14223	Cowtown Pipeline Partners LP
TX.HO.04.00218.ROW	ABE A. BUSH, JR. AND ANNETTE L. BUSH	COWTOWN PIPELINE PARTNERS L.P.	8/2/2006	Hood	EASEMENT/ROW	2224	194	14222	Cowtown Pipeline Partners LP
TX.HO.04.00219.SURF	MATTHEW KEIL AND SHIRLEY KEIL	COWTOWN PIPELINE L.P.	4/2/2006	Hood	SURFACE AGREEMENT	2224	204	14224	Cowtown Pipeline Partners LP
TX.HO.04.00220.ROW	JAMES E. WINTERS FAMILY PARTNERSHIP, LTD.	COWTOWN PIPELINE PARTNERS L.P.	8/28/2006	Hood	EASEMENT/ROW	2231	849	15981	Cowtown Pipeline Partners LP
TX.HO.04.00221.ROW	STEWART & DURANT CATTLE COMPANY	COWTOWN PIPELINE PARTNERS L.P.	8/29/2006	Hood	EASEMENT/ROW	2231	844	15980	Cowtown Pipeline Partners LP
TX.HO.04.00222.ROW	MRS. A.R. SMELLEY AND MILDRED L. SMELLEY AND THE ESTATE OF RICHARD J. SMELLEY	COWTOWN PIPELINE PARTNERS L.P.	10/3/2006	Hood	EASEMENT/ROW	2248	625	19860	Cowtown Pipeline Partners LP
TX.HO.04.00223.ROW	RAYMOND GABLER AND MARY ELLA GABLER	COWTOWN PIPELINE PARTNERS L.P.	9/6/2006	Hood	EASEMENT/ROW	2248	631	19861	Cowtown Pipeline Partners LP
TX.HO.04.00224.SURF	J.B MAYFIELD AND SUSAN F. MAYFIELD	COWTOWN PIPELINE PARTNERS L.P.	8/31/2006	Hood	SURFACE AGREEMENT	2248	636	19862	Cowtown Pipeline Partners LP
TX.HO.04.00225.ROW	HELTON GROUP LTD.	COWTOWN PIPELINE PARTNERS L.P.	9/8/2006	Hood	EASEMENT/ROW	2252	988	20902	Cowtown Pipeline Partners LP
TX.HO.04.00226.ROAD	HELTON GROUP LTD.	COWTOWN PIPELINE PARTNERS L.P.	9/27/2006	Hood	ROAD EASEMENT	2252	984	20901	Cowtown Pipeline Partners LP
TX.HO.04.00226.ROAD	HELTON GROUP LTD.	COWTOWN PIPELINE PARTNERS L.P.	10/12/2006	Hood	ROAD EASEMENT	2400	360	8577	Cowtown Pipeline Partners LP
TX.HO.04.00227.ROW	TERRI LYNETTE GARNER REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS L.P.	10/5/2006	Hood	EASEMENT/ROW	2259	613	22366	Cowtown Pipeline Partners LP
TX.HO.04.00228.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	12/13/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00229.ROW	THE SUNNYE L. BURT REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS L.P.	8/17/2006	Hood	EASEMENT/ROW	2259	608	22365	Cowtown Pipeline Partners LP
TX.HO.04.00230.ROW	MABEL ROE	COWTOWN PIPELINE PARTNERS L.P.	9/7/2006	Hood	EASEMENT/ROW	2259	619	22367	Cowtown Pipeline Partners LP
TX.HO.04.00231.ROW	HOLLIS WHITWORTH AND PATSY WHITWORTH	COWTOWN PIPELINE PARTNERS L.P.	12/12/2006	Hood	EASEMENT/ROW	2272	25	1836	Cowtown Pipeline Partners LP
TX.HO.04.00232.ROW	PATRICK STEENBERGE	COWTOWN PIPELINE PARTNERS L.P.	12/6/2006	Hood	EASEMENT/ROW	2272	28	1897	Cowtown Pipeline Partners LP
TX.HO.04.00233.ROW	KAMEL REAL ESTATE, LP	COWTOWN PIPELINE PARTNERS, LP	1/23/2007	Hood	EASEMENT/ROW	2285	29		Cowtown Pipeline Partners LP
TX.HO.04.00234.ROW	HAROLD F. MASSEY AND MANCY R. MASSEY	COWTOWN PIPELINE PARTNERS, LP	2/9/2007	Hood	EASEMENT/ROW	2285	86		Cowtown Pipeline Partners LP
TX.HO.04.00235.ROW	JIMMY R. MATLOCK AND GARY M. MATLOCK	COWTOWN PIPELINE PARTNERS, LP	12/7/2006	Hood	EASEMENT/ROW	2277	985		Cowtown Pipeline Partners LP
TX.HO.04.00236.ROW	CHRISTINE THRASH FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS, LP	11/27/2006	Hood	EASEMENT/ROW	2285	38		Cowtown Pipeline Partners LP
TX.HO.04.00237.ROW	JACKSAXET, LP	COWTOWN PIPELINE PARTNERS, LP	3/8/2007	Hood	EASEMENT/ROW	2285	117		Cowtown Pipeline Partners LP

TX.HO.04.00238.ROW	BRADLEY S. ROBINSON GST TRUST	COWTOWN PIPELINE PARTNERS, LP	1/18/2007	Hood	EASEMENT/ROW	2285	124	Cowtown Pipeline Partners LP
TX.HO.04.00239.ROW	LINDA JOY DAMRON ET AL	COWTOWN PIPELINE PARTNERS, LP	1/26/2007	Hood	EASEMENT/ROW	2285	128	Cowtown Pipeline Partners LP
TX.HO.04.00240.ROW	MILDRED JOHNSON MCCLENDON	COWTOWN PIPELINE PARTNERS, LP	2/9/2007	Hood	EASEMENT/ROW	2285	109	Cowtown Pipeline Partners LP
TX.HO.04.00241.ROW	MILDRED JOHNSON MCCLENDON	COWTOWN PIPELINE PARTNERS, LP	2/9/2007	Hood	EASEMENT/ROW	2285	101	Cowtown Pipeline Partners LP
TX.HO.04.00242.ROW	JACKIE W. COURTNEY, SR. AND BERRY A. COURTNEY	COWTOWN PIPELINE PARTNERS, LP	2/9/2007	Hood	EASEMENT/ROW	2285	97	Cowtown Pipeline Partners LP
TX.HO.04.00243.ROW	DENNIS R. MINTER AND JOYCE I. MINTER	COWTOWN PIPELINE PARTNERS, LP	2/26/2007	Hood	EASEMENT/ROW	2285	105	Cowtown Pipeline Partners LP
TX.HO.04.00244.ROW	J.E. WINTERS FAMILY PARTNERSHIP, LTD.	COWTOWN PIPELINE PARTNERS, LTD.	1/31/2007	Hood	EASEMENT/ROW	2285	44	Cowtown Pipeline Partners LP
TX.HO.04.00245.ROW	AQUA TEXAS, INC.	COWTOWN PIPELINE PARTNERS, LP	4/19/2007	Hood	EASEMENT/ROW	2315	719	Cowtown Pipeline Partners LP
TX.HO.04.00246.ROW	MILDRED JOHNSON MCCLENDON	COWTOWN PIPELINE PARTNERS, LP	4/2/2007	Hood	EASEMENT/ROW	2298	941	Cowtown Pipeline Partners LP
TX.HO.04.00247.ROW	CRESSON CROSSROADS, LLC	COWTOWN PIPELINE, LP	8/31/2006	Hood	EASEMENT/ROW	2252	954	Cowtown Pipeline Partners LP
TX.HO.04.00248.ROW	SUN CHASE DEVELOPMENT COMPANY & GARRY PROPERTIES, INC.	COWTOWN PIPELINE PARTNERS, LP	3/15/2007	Hood	EASEMENT/ROW	2311	908	Cowtown Pipeline Partners LP
TX.HO.04.00249.ROW	TAMMY FLUD	COWTOWN PIPELINE PARTNERS, LP	3/16/2007	Hood	EASEMENT/ROW	2298	1002	Cowtown Pipeline Partners LP
TX.HO.04.00250.ROW	LARRY JOE SMITH AND NANCY E.SMITH	COWTOWN PIPELINE PARTNERS, LP	3/15/2007	Hood	EASEMENT/ROW	2298	998	Cowtown Pipeline Partners LP
TX.HO.04.00251.ROW	LANGDON TRUSTS ET AL	COWTOWN PIPELINE PARTNERS, LP	10/19/2006	Hood	EASEMENT/ROW	2252	958	Cowtown Pipeline Partners LP
TX.HO.04.00252.ROW	DAVID F. RAFFA AND LINDA A. RAFFA	COWTOWN PIPELINE PARTNERS, LP	4/2/2007	Hood	EASEMENT/ROW	2311	893	Cowtown Pipeline Partners LP
TX.HO.04.00253.ROW	ABE A. BUSH AND ANNETTE L. BUSH	COWTOWN PIPELINE PARTNERS, LP	1/25/2007	Hood	EASEMENT/ROW	2289	799	Cowtown Pipeline Partners LP
TX.HO.04.00254.ROW	WALTER E. PARKER, SR., MILDRED B. PARKER, AND WALTER E. PARKER, JR.	COWTOWN PIPELINE PARTNERS, LP	3/3/2007	Hood	EASEMENT/ROW	2289	819	Cowtown Pipeline Partners LP
TX.HO.04.00255.ROW	WALTER E. PARKER AND MILDRED B. PARKER	COWTOWN PIPELINE PARTNERS, LP	2/5/2007	Hood	EASEMENT/ROW	2289	815	Cowtown Pipeline Partners LP
TX.HO.04.00256.ROW	WALTER E. PARKER AND MILDRED B. PARKER	COWTOWN PIPELINE PARTNERS, LP	2/5/2007	Hood	EASEMENT/ROW	2289	821	Cowtown Pipeline Partners LP
TX.HO.04.00257.ROW	WALTER E. PARKER, MILDRED B. PARKER, AND WALTER E. PARKER, JR.	COWTOWN PIPELINE PARTNERS, LP	2/7/2007	Hood	EASEMENT/ROW	2289	810	Cowtown Pipeline Partners LP
TX.HO.04.00258.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	2/26/2007	Hood	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.HO.04.00259.ROW	GERALD HAYWORTH	COWTOWN PIPELINE PARTNERS, LP	4/13/2007	Hood	EASEMENT/ROW	2311	888	Cowtown Pipeline Partners LP
TX.HO.04.00260.ROW	STARLIN CLICK	COWTOWN PIPELINE PARTNERS, LP	4/23/2007	Hood	EASEMENT/ROW	2311	883	Cowtown Pipeline Partners LP
TX.HO.04.00261.ROW	LAND RESERVE TEXAS/LTD.	COWTOWN PIPELINE PARTNERS, LP	4/25/2007	Hood	EASEMENT/ROW	2311	904	Cowtown Pipeline Partners LP
TX.HO.04.00262.ROW	JUDITH ANN SNELSON AND MARSHA GAIL WISE	COWTOWN PIPELINE PARTNERS, LP	4/30/2007	Hood	EASEMENT/ROW	2311	912	Cowtown Pipeline Partners LP
TX.HO.04.00263.ROW	EULA ANN MARTIN	COWTOWN PIPELINE, LP	6/8/2006	Hood	CONDEMNATION			Cowtown Pipeline Partners LP
TX.HO.04.00264.ROW	NOEL DAVID MARTIN AND TRAVIS R. MARTIN	COWTOWN PIPELINE PARTNERS, LP	4/20/2007	Hood	EASEMENT/ROW	2311	918	Cowtown Pipeline Partners LP
TX.HO.04.00265.ROW	MARK B. DEWITT AND ALYCE C. DEWITT	COWTOWN PIPELINE PARTNERS, LP	4/23/2007	Hood	EASEMENT/ROW	2311	897	Cowtown Pipeline Partners LP
TX.HO.04.00266.ROW	JOHN D. HAYWORTH	COWTOWN PIPELINE PARTNERS, LP	4/27/2007	Hood	EASEMENT/ROW	2311	879	Cowtown Pipeline Partners LP
TX.HO.04.00267.ROW	MELMA JEAN LINTHICUM	COWTOWN PIPELINE PARTNERS, LP	1/7/2007	Hood	EASEMENT/ROW	2298	1064	Cowtown Pipeline Partners LP

TX.HO.04.00268.ROW	LAKE GRANBURY HARBOR OWNERS ASSOCIATION	COWTOWN PIPELINE PARTNERS, LP	12/19/2006	Hood	EASEMENT/ROW	2298	1061	Cowtown Pipeline Partners LP
TX.HO.04.00269.ROW	J.T. WELLMAN	COWTOWN PIPELINE PARTNERS, LP	5/9/2007	Hood	EASEMENT/ROW	2376	575	Cowtown Pipeline Partners LP
TX.HO.04.00270.ROW	COMMONWEALTH PARTNERS	COWTOWN PIPELINE PARTNERS, LP	1/9/2007	Hood	EASEMENT/ROW	2298	987	Cowtown Pipeline Partners LP
TX.HO.04.00271.ROW	JUDITH ANNE CHESBROUGH-SHAW	COWTOWN PIPELINE PARTNERS, LP	12/31/2006	Hood	EASEMENT/ROW	2298	980	Cowtown Pipeline Partners LP
TX.HO.04.00272.ROW	LESLIE L. MABERY	COWTOWN PIPELINE PARTNERS L.P.	5/26/2007	Hood	EASEMENT/ROW	2322	956	Cowtown Pipeline Partners LP
TX.HO.04.00273.PERM	HOOD COUNTY	COWTOWN PIPELINE L.P.	1/8/2007	Hood	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.HO.04.00274.ROW	WALKER MURRAY RANDLE	COWTOWN PIPELINE PARTNERS L.P.	5/3/2007	Hood	EASEMENT/ROW	2327	651	Cowtown Pipeline Partners LP
TX.HO.04.00275.ROW	BSL PROPERTIES, LTD.	COWTOWN PIPELINE PARTNERS L.P.	5/22/2007	Hood	EASEMENT/ROW	2311	57	Cowtown Pipeline Partners LP
TX.HO.04.00276.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE PARTNERS L.P.	12/27/2006	Hood	EASEMENT/ROW	2298	945	Cowtown Pipeline Partners LP
TX.HO.04.00277.SURF	MELISSA MILES CORNELIUS	COWTOWN PIPELINE PARTNERS L.P.	6/28/2006	Hood	SURFACE AGREEMENT	2222	916	Cowtown Pipeline Partners LP
TX.HO.04.00278.ROW	JUAN B. ZAMUDIO	COWTOWN PIPELINE PARTNERS L.P.	5/31/2007	Hood	EASEMENT/ROW	2315	672	Cowtown Pipeline Partners LP
TX.HO.04.00279.ROW	TOM DURANT	COWTOWN PIPELINE PARTNERS L.P.	6/4/2007	Hood	EASEMENT/ROW	2315	676	Cowtown Pipeline Partners LP
TX.HO.04.00280.ROW	MARY A. HOPKINS	COWTOWN PIPELINE PARTNERS L.P.	6/12/2007	Hood	EASEMENT/ROW	2336	571	Cowtown Pipeline Partners LP
TX.HO.04.00281.ROW	JAMES D. ROLLINS	COWTOWN PIPELINE PARTNERS L.P.	6/18/2007	Hood	EASEMENT/ROW	2363	5	Cowtown Pipeline Partners LP
TX.HO.04.00282.ROW	LARRY E. SHEFFIELD	COWTOWN PIPELINE PARTNERS L.P.	6/18/2007	Hood	EASEMENT/ROW	2336	602	Cowtown Pipeline Partners LP
TX.HO.04.00283.ROW	SUNDANCE RANCH JOINT VENTURE	COWTOWN PIPELINE PARTNERS L.P.	7/23/2007	Hood	EASEMENT/ROW	2327	644	Cowtown Pipeline Partners LP
TX.HO.04.00284.ROW	STEWART & DURANT CATTLE CO.	COWTOWN PIPELINE PARTNERS L.P.	6/27/2007	Hood	EASEMENT/ROW	2322	965	Cowtown Pipeline Partners LP
TX.HO.04.00285.ROW	TOMMIE W. BROYLES	COWTOWN PIPELINE PARTNERS L.P.	1/5/2007	Hood	EASEMENT/ROW	2311	91	Cowtown Pipeline Partners LP
TX.HO.04.00286.ROW	TOMMIE BROYLES	COWTOWN PIPELINE PARTNERS L.P.	1/23/2007	Hood	SURFACE AGREEMENT	2311	87	Cowtown Pipeline Partners LP
TX.HO.04.00287.ROW	TOMMIE W. BROYLES	COWTOWN PIPELINE PARTNERS L.P.	2/13/2007	Hood	EASEMENT/ROW	2311	82	Cowtown Pipeline Partners LP
TX.HO.04.00288.ROW	LYNIE B. KENNEDY AND THERESA ANN WINKIECICZ	COWTOWN PIPELINE PARTNERS L.P.	6/29/2007	Hood	EASEMENT/ROW	2363	11	Cowtown Pipeline Partners LP
TX.HO.04.00289.ROW	LYNIE B. KENNEDY GRANTOR RETAINED ANNUITY TRUST	COWTOWN PIPELINE PARTNERS L.P.	6/29/2007	Hood	EASEMENT/ROW	2363	1	Cowtown Pipeline Partners LP
TX.HO.04.00290.ROW	SHELLEY KAY SASS TRUST UNDER AGREEMENT DATED JANUARY 9, 1995	COWTOWN PIPELINE, L.P.	6/7/2005	Hood	EASEMENT/ROW	2297	52	Cowtown Pipeline Partners LP
TX.HO.04.00291.ROW	JUDITH ANNE CHESBROUGH-SHAW	COWTOWN PIPELINE PARTNERS L.P.	7/10/2007	Hood	EASEMENT/ROW	2322	960	Cowtown Pipeline Partners LP
TX.HO.04.00292.ROW	TERRI KIM GASTON VAUGHN	COWTOWN PIPELINE PARTNERS L.P.	7/16/2007	Hood	EASEMENT/ROW	2336	598	Cowtown Pipeline Partners LP
TX.HO.04.00293.ROW	WALKER MURRAY RANDLE	COWTOWN PIPELINE PARTNERS L.P.	7/16/2007	Hood	EASEMENT/ROW	2327	658	Cowtown Pipeline Partners LP
TX.HO.04.00294.ROW	CHRISTINE THRASH FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	7/18/2007	Hood	EASEMENT/ROW	2336	715	Cowtown Pipeline Partners LP
TX.HO.04.00295.ROW	JAMES L. ASHMORE AND TRACY ASHMORE	COWTOWN PIPELINE PARTNERS L.P.	7/26/2007	Hood	EASEMENT/ROW	2336	593	Cowtown Pipeline Partners LP
TX.HO.04.00296.ROW	STETSON MASSEY JR., JO ANN MASSEY, AND KAY DURHAM LEE	COWTOWN PIPELINE PARTNERS L.P.	7/23/2007	Hood	EASEMENT/ROW	2327	593	Cowtown Pipeline Partners LP
TX.HO.04.00297.ROW	KEVIN STAPLES AND KERRY STAPLES	COWTOWN PIPELINE PARTNERS L.P.	7/27/2007	Hood	EASEMENT/ROW	2336	634	Cowtown Pipeline Partners LP

TX.HO.04.00298.ROW	SHELLEY KAY SASS TRUST	COWTOWN PIPELINE PARTNERS L.P.	7/31/2007	Hood	EASEMENT/ROW	2327	588		Cowtown Pipeline Partners LP
TX.HO.04.00299.ROW	MERRITHEW & MERRITHEW	COWTOWN PIPELINE PARTNERS L.P.	11/20/2006	Hood	EASEMENT/ROW	2315	714		Cowtown Pipeline Partners LP
TX.HO.04.00300.ROW	GROUP W. LTD.	COWTOWN PIPELINE PARTNERS L.P.	11/14/2006	Hood	EASEMENT/ROW	2315	723		Cowtown Pipeline Partners LP
TX.HO.04.00301.ROW	CRISP FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	8/1/2007	Hood	EASEMENT/ROW	2336	606		Cowtown Pipeline Partners LP
TX.HO.04.00302.ROW	JUAN B. ZAMUDIO	COWTOWN PIPELINE PARTNERS L.P.	12/8/2006	Hood	EASEMENT/ROW	2315	733		Cowtown Pipeline Partners LP
TX.HO.04.00303.ROW	LOU ANN LANGFORD	COWTOWN PIPELINE PARTNERS L.P.	1/9/2007	Hood	EASEMENT/ROW	2315	738		Cowtown Pipeline Partners LP
TX.HO.04.00304.ROW	TOM DURANT	COWTOWN PIPELINE PARTNERS L.P.	12/9/2006	Hood	EASEMENT/ROW	2315	743		Cowtown Pipeline Partners LP
TX.HO.04.00305.ROW	CHARLES R. HOFFMAN SR.	COWTOWN PIPELINE PARTNERS L.P.	12/15/2006	Hood	EASEMENT/ROW	2315	748		Cowtown Pipeline Partners LP
TX.HO.04.00306.ROW	JOHNNIE W. ROLLINS, INDIVIDUALLY AND AS POWER OF ATTORNEY FOR BILLIE JEAN ROLLINS	COWTOWN PIPELINE PARTNERS L.P.	1/30/2007	Hood	EASEMENT/ROW	2315	680		Cowtown Pipeline Partners LP
TX.HO.04.00307.ROW	KARAN ROLLINS	COWTOWN PIPELINE PARTNERS L.P.	2/1/2007	Hood	EASEMENT/ROW	2315	689		Cowtown Pipeline Partners LP
TX.HO.04.00308.ROW	L. B. ROLLINS FAMILY LIVING REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS L.P.	12/18/2006	Hood	EASEMENT/ROW	2315	693		Cowtown Pipeline Partners LP
TX.HO.04.00309.ROW	W. F. HARRIS AND THOMASENE C. HARRIS	COWTOWN PIPELINE PARTNERS L.P.	12/4/2006	Hood	EASEMENT/ROW	2315	728		Cowtown Pipeline Partners LP
TX.HO.04.00310.ROW	GANTT FAMILY LIVING TRUST AGREEMENT	COWTOWN PIPELINE PARTNERS L.P.	11/16/2006	Hood	EASEMENT/ROW	2315	709		Cowtown Pipeline Partners LP
TX.HO.04.00311.ROW	DANNY GRIFFITH AND BOBBY BEENE	COWTOWN PIPELINE, L.P.	12/27/2006	Hood	EASEMENT/ROW	2315	698	12271	Cowtown Pipeline Partners LP
TX.HO.04.00312.ROW	LARRY DEAN PRICE AND BARBARA PRICE WILLIAMS FOR T&P PROPERTIES FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE, L.P.	12/26/2006	Hood	EASEMENT/ROW	2315	703	12272	Cowtown Pipeline Partners LP
TX.HO.04.00313.ROW	MERRITHEW & MERRITHEW, A TEXAS LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS, L.P.	7/26/2007	Hood	EASEMENT/ROW	2336	583		Cowtown Pipeline Partners LP
TX.HO.04.00314.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS, L.P.	8/11/2007	Hood	EASEMENT/ROW	2370	390	1549	Cowtown Pipeline Partners LP
TX.HO.04.00315.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS, L.P.	2/6/2008	Hood	EASEMENT/ROW	2373	812	2352	Cowtown Pipeline Partners LP
TX.HO.04.00315.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS, L.P.	2/6/2008	Hood	EASEMENT/ROW	2376	555	2873	Cowtown Pipeline Partners LP
TX.HO.04.00316.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS, L.P.	8/11/2007	Hood	EASEMENT/ROW	2370	385	1548	Cowtown Pipeline Partners LP
TX.HO.04.00317.ROW	CARMICHAEL FAMILY TRUST, DATED JUNE 25TH, 1998	COWTOWN PIPELINE PARTNERS, L.P.	8/15/2007	Hood	EASEMENT/ROW	2336	618	17108	Cowtown Pipeline Partners LP
TX.HO.04.00318.ROW	R. FRANK FURR AND HELEN L. FURR	COWTOWN PIPELINE PARTNERS, L.P.	8/23/2007	Hood	EASEMENT/ROW	2336	611	17107	Cowtown Pipeline Partners LP
TX.HO.04.00319.ROW	JUDITH ANNE CHESBROUGH-SHAW	COWTOWN PIPELINE PARTNERS, L.P.	8/15/2007	Hood	SURFACE AGREEMENT	2336	576	17099	Cowtown Pipeline Partners LP
TX.HO.04.00320.ROW	JUDITH ANNE CHESBROUGH-SHAW	COWTOWN PIPELINE PARTNERS, L.P.	8/16/2007	Hood	SURFACE AGREEMENT	2336	590	17102	Cowtown Pipeline Partners LP
TX.HO.04.00321.ROW	ROY LEE CLINE AND NELDA FAY CLINE	COWTOWN PIPELINE PARTNERS, L.P.	11/7/2007	Hood	EASEMENT/ROW	2362	10		Cowtown Pipeline Partners LP
TX.HO.04.00322.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	8/2/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00323.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	11/29/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00324.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	11/29/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00325.PERM	CITY OF GRANBURY	COWTOWN PIPELINE PARTNERS, L.P.	12/11/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00326.ROW	KENNETH L. MASSEY	COWTOWN PIPELINE PARTNERS, L.P.	8/23/2007	Hood	EASEMENT/ROW	2336	626	17109	Cowtown Pipeline Partners LP

TX.HO.04.00327.ROW	CHARLES L. JAMES AND MICHAEL SCOTT JAMES	COWTOWN PIPELINE PARTNERS, L.P.	8/16/2007	Hood	EASEMENT/ROW	2362	30	22978	Cowtown Pipeline Partners LP
TX.HO.04.00328.ROW	BRADLEY S. ROBINSON GST TRUST	COWTOWN PIPELINE PARTNERS, L.P.	1/18/2007	Hood	EASEMENT/ROW	2336	707	17122	Cowtown Pipeline Partners LP
TX.HO.04.00329.ROW	SHELLEY KAY SASS TRUST	COWTOWN PIPELINE PARTNER, L.P.	8/31/2007	Hood	SURFACE AGREEMENT	2336	579	17100	Cowtown Pipeline Partners LP
TX.HO.04.00330.ROW	E.F. ALLISON, G.G. ALLISON, AND LINDA JOY DAMRON	COWTOWN PIPELINE PARTNERS, L.P.	8/23/2007	Hood	EASEMENT/ROW	2336	703	17121	Cowtown Pipeline Partners LP
TX.HO.04.00331.ROW	PERRY THOMAS DONAHOO AND MENIELLE DONAHOO	COWTOWN PIPELINE PARTNERS, L.P.	8/23/2007	Hood	EASEMENT/ROW	2362	18	22975	Cowtown Pipeline Partners LP
TX.HO.04.00332.ROW	THE BRADLEY S. ROBINSON GST TRUST	COWTOWN PIPELINE PARTNERS, L.P.	8/23/2007	Hood	EASEMENT/ROW	2336	711	17123	Cowtown Pipeline Partners LP
TX.HO.04.00333.ROW	GRANBURY CHURCH OF CHRIST	COWTOWN PIPELINE PARTNERS, L.P.	9/5/2007	Hood	EASEMENT/ROW	2362	26	22977	Cowtown Pipeline Partners LP
TX.HO.04.00334.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	8/10/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00335.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	8/10/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00336.ROW	THE OLETHA C. ROLLINS REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS, L.P.	9/15/2007	Hood	EASEMENT/ROW	2362	23	22976	Cowtown Pipeline Partners LP
TX.HO.04.00337.ROW	LARRY DEAN PRICE AND BARBARA PRICE WILLIAMS FOR T&P PROPERTIES FAMILY PARTNERSHIP	COWTOWN PIPELINE PARTNERS, L.P.	9/14/2007	Hood	EASEMENT/ROW	2362	6	22972	Cowtown Pipeline Partners LP
TX.HO.04.00338.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE, L.P.	6/18/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00339.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOEN PIPELINE PARTNERS, L.P.	6/13/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00340.ROW	THE BILLY JOE PUTTEET AND ROSE JEAN MOORE PUTTEET REVOCABLE LIVING TRUST AGREEMENT, DATED FEB. 10, 1993 AND THE BILLY JOE PUTTEET AND ROSE JEAN MOORE PUTTEET TRUST B.	COWTOWN PIPELINE PARTNERS, L.P.	9/21/2007	Hood	EASEMENT/ROW	2361	996	22970	Cowtown Pipeline Partners LP
TX.HO.04.00341.ROW	HERBERT H. JOHNSON AND NELL T. JOHNSON, INDIVIDUALLY AND AS TRUSTEES OF THE HERBERT H. JOHNSON AND NELL T. JOHNSON 1992 REVOCABLE MANAGEMENT TRUST DATED THE 22ND DAY OF SEPTEMBER, 1992	COWTOWN PIPELINE PARTNERS, L.P.	9/26/2007	Hood	EASEMENT/ROW	2386	987	5315	Cowtown Pipeline Partners LP
TX.HO.04.00342.ROW	ROYCE JESKO AND MALAINA D. JESKO	COWTOWN PIPELINE PARTNERS, L.P.	10/4/2007	Hood	EASEMENT/ROW	2362	14	22974	Cowtown Pipeline Partners LP
TX.HO.04.00343.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNER, L.P.	8/29/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00344.ROW	LYNN TURNEY AND MARCIE TURNEY	COWTOWN PIPELINE PARTNERS, L.P.	10/4/2007	Hood	EASEMENT/ROW	2361	987	22968	Cowtown Pipeline Partners LP
TX.HO.04.00345.ROW	SHELLEY KAY SASS TRUST	COWTOWN PIPELINE PARTNERS, L.P.	11/29/2007	Hood	EASEMENT/ROW	2386	996	5317	Cowtown Pipeline Partners LP
TX.HO.04.00346.ROW	GLEEN DORA REED	COWTOWN PIPELINE PARTNERS, L.P.	10/14/2007	Hood	EASEMENT/ROW	2386	982	5314	Cowtown Pipeline Partners LP
TX.HO.04.00347.ROW	GRACE VAUGHN	COWTOWN PIPELINE L.P.	10/6/2005	Hood	EASEMENT/ROW	2146	304	18080	Cowtown Pipeline Partners LP
TX.HO.04.00348.ROW	J.D. ROCKWELL AND BOBBIE ROCKWELL	COWTOWN PIPELINE PARTNERS, L.P.	6/23/2005	Hood	EASEMENT/ROW	2144	641	17687	Cowtown Pipeline Partners LP
TX.HO.04.00349.ROW	K-4 FARMS INC.	COWTOWN PIPELINE PARTNERS, L.P.	7/23/2008	Hood	AMENDMENT	2426	954	14662	Cowtown Pipeline Partners LP
TX.HO.04.00349.ROW	K-4 FARMS INC.	COWTOWN PIPELINE L.P.	10/11/2005	Hood	EASEMENT/ROW	2146	310	18081	Cowtown Pipeline Partners LP
TX.HO.04.00350.ROW	SANDRA KAY KINNARD ROGERS	COWTOWN PIPELINE PARTNERS, L.P.	7/25/2008	Hood	AMENDMENT	2426	934	14660	Cowtown Pipeline Partners LP
TX.HO.04.00350.ROW	SANDRA KAY KINNARD ROGERS	COWTOWN PIPELINE L.P.	10/11/2005	Hood	EASEMENT/ROW	2146	316		Cowtown Pipeline Partners LP
TX.HO.04.00351.ROW	SHARON KINNARD SADLER	COWTOWN PIPELINE, LP	10/14/2005	Hood	EASEMENT/ROW	2146	337		Cowtown Pipeline Partners LP
TX.HO.04.00352.ROW	SANDRA KAY KINNARD ROGERS	COWTOWN PIPELINE, LP	11/3/2005	Hood	EASEMENT/ROW	2152	171		Cowtown Pipeline Partners LP
TX.HO.04.00353.ROW	SHARON KINNARD SADLER	COWTOWN PIPELINE, LP	11/10/2005	Hood	EASEMENT/ROW	2426	946		Cowtown Pipeline Partners LP
TX.HO.04.00354.ROW	MICHAEL XAVIER MOONEY, AND WIFE, ARGENTINA R. MOONEY	COWTOWN PIPELINE PARTNERS, LP	11/5/2007	Hood	EASEMENT/ROW	2361	991		Cowtown Pipeline Partners LP

TX.HO.04.00355.ROW	JAMES W. TILLEY AND JACKIE TILLEY	COWTOWN PIPELINE PARTNERS, LP	11/8/2007	Hood	EASEMENT/ROW	2370	367		Cowtown Pipeline Partners LP
TX.HO.04.00356.ROW	ALAN CORY BENSON	COWTOWN PIPELINE PARTNERS, LP	11/11/2007	Hood	EASEMENT/ROW	2370	371		Cowtown Pipeline Partners LP
TX.HO.04.00357.ROW	DAVID S. UMPHRESS, SR. AND KATHY KELLEY UMPHRESS	COWTOWN PIPELINE PARTNERS, LP	1/9/2008	Hood	EASEMENT/ROW	2370	379		Cowtown Pipeline Partners LP
TX.HO.04.00358.ROW	DAVID S. UMPHRESS, SR. AND KATHY KELLEY UMPHRESS	COWTOWN PIPELINE PARTNERS, LP	11/12/2007	Hood	EASEMENT/ROW	2370	375		Cowtown Pipeline Partners LP
TX.HO.04.00359.ROW	JOHN G. PILKINGTON AND BERTTA PILKINGTON	COWTOWN PIPELINE PARTNERS, LP	11/29/2007	Hood	EASEMENT/ROW	2370	333		Cowtown Pipeline Partners LP
TX.HO.04.00360.ROW	HERBERT H. JOHNSON AND NELL T. JOHNSON	COWTOWN PIPELINE PARTNERS, LP	12/29/2007	Hood	EASEMENT/ROW	2386	992		Cowtown Pipeline Partners LP
TX.HO.04.00361.ROW	SAMUEL MEEK MARSHALL	COWTOWN PIPELINE PARTNERS, LP	11/23/2007	Hood	EASEMENT/ROW	2452	433		Cowtown Pipeline Partners LP
TX.HO.04.00362.ROW	M.B. SMITH, JR. AND JOAN SMITH	COWTOWN PIPELINE PARTNERS, LP	12/3/2007	Hood	EASEMENT/ROW	2370	328		Cowtown Pipeline Partners LP
TX.HO.04.00363.ROW	STEPHEN WILLIAMS AND ARLENE F. WILLIAMS	COWTOWN PIPELINE PARTNERS, LP	11/30/2007	Hood	EASEMENT/ROW	2370	356		Cowtown Pipeline Partners LP
TX.HO.04.00364.ROW	GERALD FINN	COWTOWN PIPELINE PARTNERS, LP	12/6/2007	Hood	EASEMENT/ROW	2370	338		Cowtown Pipeline Partners LP
TX.HO.04.00365.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNER, L.P.	10/9/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00366.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE PARTNERS, LP	3/24/2008	Hood	EASEMENT/ROW	2386	69		Cowtown Pipeline Partners LP
TX.HO.04.00367.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE PARTNERS, LP	12/13/2007	Hood	EASEMENT/ROW	2384	397		Cowtown Pipeline Partners LP
TX.HO.04.00368.ROW	Z BAR LAND AND CATTLE COMPANY, LTD.	COWTOWN PIPELINE PARTNERS, LP	12/13/2007	Hood	EASEMENT/ROW	2384	393		Cowtown Pipeline Partners LP
TX.HO.04.00369.ROW	ROBERT D. TEMPLE	COWTOWN PIPELINE PARTNERS, LP	12/12/2007	Hood	EASEMENT/ROW	2443	87		Cowtown Pipeline Partners LP
TX.HO.04.00370.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, LP	10/15/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00371.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, LP	10/6/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00372.ROW	DOROTHY HEATHINGTON AND LEONARD HEATHINGTON	COWTOWN PIPELINE PARTNERS, LP	12/10/2007	Hood	EASEMENT/ROW	2386	936		Cowtown Pipeline Partners LP
TX.HO.04.00374.ROW	SAMUEL MEEK MARSHALL, SHERRY ELIZABETH MARSHALL POMYKAL, AND DEBORAH LOU MARSHALL SCHERER	COWTOWN PIPELINE PARTNERS, LP	1/25/2008	Hood	EASEMENT/ROW	2446	915		Cowtown Pipeline Partners LP
TX.HO.04.00375.ROW	GERALD E. KIMMEL AND CARMEN KIMMEL	COWTOWN PIPELINE PARTNERS, LP	1/7/2008	Hood	EASEMENT/ROW	2373	817		Cowtown Pipeline Partners LP
TX.HO.04.00376.ROW	STEPHEN WILLIAMS AND ARLENE WILLIAMS	COWTOWN PIPELINE, LP	12/15/2007	Hood	EASEMENT/ROW	2370	352		Cowtown Pipeline Partners LP
TX.HO.04.00377.ROW	JOHNNIE WAYNE ROLLINS	COWTOWN PIPELINE PARTNERS, LP	12/17/2007	Hood	EASEMENT/ROW	2360	797		Cowtown Pipeline Partners LP
TX.HO.04.00378.ROW	THE CLINE FAMILY TRUST	COWTOWN PIPELINE PARTNERS, LP	12/19/2007	Hood	EASEMENT/ROW	2376	527		Cowtown Pipeline Partners LP
TX.HO.04.00379.ROW	L.B. ROLLINS FAMILY REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS, LP	12/26/2007	Hood	EASEMENT/ROW	2372	184		Cowtown Pipeline Partners LP
TX.HO.04.00380.ROW	955 SLOCUM LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS, LP	1/8/2008	Hood	EASEMENT/ROW	2372	172		Cowtown Pipeline Partners LP
TX.HO.04.00381.ROW	SUNDANCE RANCH JOINT VENTURE	COWTOWN PIPELINE PARTNERS, LP	1/13/2008	Hood	EASEMENT/ROW	2386	944		Cowtown Pipeline Partners LP
TX.HO.04.00382.ROW	STEPHEN WILLIAMS AND ARLENE F. WILLIAMS	COWTOWN PIPELINE PARTNERS, LP	1/21/2008	Hood	EASEMENT/ROW	2393	53		Cowtown Pipeline Partners LP
TX.HO.04.00383.ROW	GARY R. HOPKINS AND SHERRY N. THOMAS	COWTOWN PIPELINE PARTNERS L.P.	1/11/2008	Hood	EASEMENT/ROW	2370	362	1543	Cowtown Pipeline Partners LP
TX.HO.04.00384.ROW	M.B. SMITH, JR. AND JOAN SMITH	COWTOWN PIPELINE PARTNERS L.P.	1/31/2008	Hood	EASEMENT/ROW	2393	58	6854	Cowtown Pipeline Partners LP
TX.HO.04.00385.ROW	BILLY JOE WALLACE AND BARBARA ANNE WALLACE	COWTOWN PIPELINE PARTNERS L.P.	1/22/2008	Hood	EASEMENT/ROW	2393	49	6852	Cowtown Pipeline Partners LP

TX.HO.04.00386.ROW	GERALD HAYWORTH	COWTOWN PIPELINE PARTNERS L.P.	11/19/2007	Hood	EASEMENT/ROW	2370	347	1540	Cowtown Pipeline Partners LP
TX.HO.04.00387.ROW	STARLIN NEAL CLICK	COWTOWN PIPELINE PARTNERS L.P.	11/10/2007	Hood	EASEMENT/ROW	2370	342	1539	Cowtown Pipeline Partners LP
TX.HO.04.00388.ROW	L.M. STEWART	COWTOWN PIPELINE PARTNERS L.P.	1/16/2008	Hood	EASEMENT/ROW	2386	940	5306	Cowtown Pipeline Partners LP
TX.HO.04.00389.ROW	T & P PROPERTIES FAMILY PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	12/14/2007	Hood	EASEMENT/ROW	2376	537	2869	Cowtown Pipeline Partners LP
TX.HO.04.00390.ROW	T & P PROPERTIES FAMILY PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	12/14/2007	Hood	EASEMENT/ROW	2376	541	2870	Cowtown Pipeline Partners LP
TX.HO.04.00391.ROW	T & P PROPERTIES FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	12/14/2007	Hood	EASEMENT/ROW	2376	533	2868	Cowtown Pipeline Partners LP
TX.HO.04.00392.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	12/13/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00394.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	11/30/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00395.ROW	JUAN AVILA AND LILLIAN AVILA	COWTOWN PIPELINE PARTNERS L.P.	2/1/2008	Hood	EASEMENT/ROW	2376	517	2864	Cowtown Pipeline Partners LP
TX.HO.04.00396.ROW	MICHAEL QUIMBY	COWTOWN PIPELINE PARTNERS L.P.	2/2/2008	Hood	EASEMENT/ROW	2376	521	2865	Cowtown Pipeline Partners LP
TX.HO.04.00397.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	11/30/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00398.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	11/30/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00399.ROW	BILLY M. MOWELL	COWTOWN PIPELINE PARTNERS L.P.	2/25/2008	Hood	EASEMENT/ROW	2452	469	791	Cowtown Pipeline Partners LP
TX.HO.04.00400.ROW	R.W. GEE FAMILY L.P. NO. 1	COWTOWN PIPELINE PARTNERS L.P.	2/14/2008	Hood	EASEMENT/ROW	2386	74	5047	Cowtown Pipeline Partners LP
TX.HO.04.00401.ROW	JIMMY R. MATLOCK AND GARY M. MATLOCK	COWTOWN PIPELINE L.P.	4/24/2006	Hood	SURFACE AGREEMENT	2201	399	9165	Cowtown Pipeline Partners LP
TX.HO.04.00402.ROW	RONALD BERLIN	COWTOWN PIPELINE PARTNERS L.P.	2/21/2008	Hood	EASEMENT/ROW	2399	155	8274	Cowtown Pipeline Partners LP
TX.HO.04.00403.ROW	RON INVESTMENTS, LTD.	COWTOWN PIPELINE PARTNERS L.P.	2/25/2007	Hood	EASEMENT/ROW	2446	941	19665	Cowtown Pipeline Partners LP
TX.HO.04.00404.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	2/7/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00405.ROW	SUZANNE K. BAILEY	COWTOWN PIPELINE PARTNERS, L.P.	1/23/2008	Hood	EASEMENT/ROW	2372	166	1950	Cowtown Pipeline Partners LP
TX.HO.04.00406.ROW	Z BAR LAND AND CATTLE COMPANY, LTD	COWTOWN PIPELINE PARTNERS L.P.	2/1/2007	Hood	EASEMENT/ROW	2372	195	1954	Cowtown Pipeline Partners LP
TX.HO.04.00407.ROW	THE DURANT GRANTOR TRUST A & B	COWTOWN PIPELINE PARTNERS, LP	1/30/2008	Hood	EASEMENT/ROW	2372	188		Cowtown Pipeline Partners LP
TX.HO.04.00408.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	2/4/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00409.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	2/7/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00410.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	2/11/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00411.ROW	JOHN D. HAYWORTH	COWTOWN PIPELINE PARTNER L.P.	3/12/2008	Hood	EASEMENT/ROW	2384	381		Cowtown Pipeline Partners LP
TX.HO.04.00412.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	1/4/2008	Hood	EASEMENT/ROW	2376	549		Cowtown Pipeline Partners LP
TX.HO.04.00413.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	1/4/2008	Hood	EASEMENT/ROW	2376	545		Cowtown Pipeline Partners LP
TX.HO.04.00414.ROW	T & P PROPERTIES FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	12/14/2007	Hood	EASEMENT/ROW	2376	529		Cowtown Pipeline Partners LP
TX.HO.04.00415.ROW	BETTY NAN HOOVER	COWTOWN PIPELINE PARTNERS, L.P.	5/10/2008	Hood	EASEMENT/ROW	2402	373		Cowtown Pipeline Partners LP
TX.HO.04.00416.ROW	KRISTIE ANN HOOVER DAVIS	COWTOWN PIPELINE PARTNERS, L.P.	5/10/2008	Hood	EASEMENT/ROW	2443	46		Cowtown Pipeline Partners LP

TX.HO.04.00417.ROW	WILLIAM WHEELER, AND BRENDA WHEELER	COWTOWN PIPELINE PARTNERS L.P.	4/2/2008	Hood	EASEMENT/ROW	2443	107		Cowtown Pipeline Partners LP
TX.HO.04.00418.ROW	MARJORIE LEITO	COWTOWN PIPELINE PARTNERS L.P.	4/2/2008	Hood	EASEMENT/ROW	2393	89		Cowtown Pipeline Partners LP
TX.HO.04.00419.ROW	JAMES W. TRAVIS	COWTOWN PIPELINE PARTNERS L.P.	4/16/2008	Hood	EASEMENT/ROW	2445	936		Cowtown Pipeline Partners LP
TX.HO.04.00420.ROW	L.B. ROLLINS FAMILY REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS L.P.	3/7/2008	Hood	EASEMENT/ROW	2384	385		Cowtown Pipeline Partners LP
TX.HO.04.00421.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE PARTNERS L.P.	4/10/2008	Hood	EASEMENT/ROW	2393	63		Cowtown Pipeline Partners LP
TX.HO.04.00422.ROW	JOHN D. HAYWORTH	COWTOWN PIPELINE PARTNERS L.P.	3/12/2008	Hood	EASEMENT/ROW	2384	377		Cowtown Pipeline Partners LP
TX.HO.04.00423.ROW	STEPHEN WILLIAMS AND ARLENE F. WILLIAMS	COWTOWN PIPELINE PARTNERS L.P.	1/21/2008	Hood	EASEMENT/ROW	2399	166		Cowtown Pipeline Partners LP
TX.HO.04.00424.ROW	THE BYRL & ROBBIE HAYWORTH LIVING TRUST	COWTOWN PIPELINE PARTNERS L.P.	4/6/2008	Hood	EASEMENT/ROW	2426	908		Cowtown Pipeline Partners LP
TX.HO.04.00425.ROW	GERALD FINN	COWTOWN PIPELINE PARTNERS L.P.	4/10/2008	Hood	EASEMENT/ROW	2399	171		Cowtown Pipeline Partners LP
TX.HO.04.00426.ROW	JOSEPH S. LANGDON AND KAREN LANGDON	COWTOWN PIPELINE PARTNERS L.P.	4/10/2008	Hood	EASEMENT/ROW	2443	25		Cowtown Pipeline Partners LP
TX.HO.04.00427.ROW	SAM L. SHIPLEY AND CYNTHIA SHIPLEY	COWTOWN PIPELINE PARTNERS L.P.	4/11/2008	Hood	EASEMENT/ROW	2402	369		Cowtown Pipeline Partners LP
TX.HO.04.00428.ROW	BILLY JOE WALLACE AND BARBARA ANNE WALLACE	COWTOWN PIPELINE PARTNERS L.P.	4/16/2008	Hood	EASEMENT/ROW	2404	215		Cowtown Pipeline Partners LP
TX.HO.04.00430.ROW	SUNCHASE DEVELOPMENT	COWTOWN PIPELINE PARTNERS L.P.	2/10/2009	Hood	AMENDMENT	2469	745		Cowtown Pipeline Partners LP
TX.HO.04.00430.ROW	SUNCHASE DEVELOPMENT	COWTOWN PIPELINE PARTNERS L.P.	4/17/2008	Hood	EASEMENT/ROW	2399	179		Cowtown Pipeline Partners LP
TX.HO.04.00431.ROW	GARRY LUKER	COWTOWN PIPELINE PARTNERS L.P.	4/17/2008	Hood	EASEMENT/ROW	2399	175		Cowtown Pipeline Partners LP
TX.HO.04.00432.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS L.P.	4/8/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00433.ROW	WALKER MURRAY RANDLE	COWTOWN PIPELINE PARTNERS L.P.	9/19/2007	Hood	EASEMENT/ROW	2393	73		Cowtown Pipeline Partners LP
TX.HO.04.00434.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	4/29/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00435.ROW	SAMUEL MEEK MARSHALL	COWTOWN PIPELINE PARTNERS L.P.	7/22/2008	Hood	EASEMENT/ROW	2469	726		Cowtown Pipeline Partners LP
TX.HO.04.00436.ROW	PAUL E. LESLIE AND GAIL LESLIE	COWTOWN PIPELINE LP	1/25/2010	Hood	CONDEMNATION				Cowtown Pipeline Partners LP
TX.HO.04.00438.ROW	RONALD P. BERLIN	COWTOWN PIPELINE PARTNERS L.P.	5/15/2008	Hood	EASEMENT/ROW	2418	677		Cowtown Pipeline Partners LP
TX.HO.04.00439.ROW	STEPHEN WILLIAMS AND ARLENE WILLIAMS	COWTOWN PIPELINE PARTNERS L.P.	4/16/2008	Hood	EASEMENT/ROW	2399	162		Cowtown Pipeline Partners LP
TX.HO.04.00440.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	5/15/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00441.ROW	COWTOWN PIPELINE PARTNERS, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	3/28/2008	Hood	EASEMENT/ROW	2399	183	8281	Cowtown Pipeline Partners LP
TX.HO.04.00442.ROW	SAM L. SHIPLEY AND CYNTHIA SHIPLEY	COWTOWN PIPELINE PARTNERS, L.P.	6/18/2008	Hood	EASEMENT/ROW	2423	501	14019	Cowtown Pipeline Partners LP
TX.HO.04.00443.ROW	DONALD MACFARLANE	COWTOWN PIPELINE PARTNERS, L.P.	6/10/2008	Hood	EASEMENT/ROW	2423	497	14018	Cowtown Pipeline Partners LP
TX.HO.04.00444.ROW	DARRELL WARD, JR. AND WIFE LANA B. WARD	COWTOWN PIPELINE PARTNERS, L.P.	6/19/2008	Hood	EASEMENT/ROW	2423	493	14017	Cowtown Pipeline Partners LP
TX.HO.04.00445.ROW	STETSON MASSEY, JR., JO ANN MASSEY, AND KAY DURHAM LEE	COWTOWN PIPELINE PARTNERS, L.P.	6/25/2008	Hood	EASEMENT/ROW	2423	482	14015	Cowtown Pipeline Partners LP
TX.HO.04.00447.ROW	ROBBIE HAYWORTH FOR THE HAYWORTH FAMILY TRUST	COWTOWN PIPELINE PARTNERS, L.P.	7/12/2008	Hood	EASEMENT/ROW	2432	584	16120	Cowtown Pipeline Partners LP
TX.HO.04.00448.ROAD	K-4 FARMS INC.	COWTOWN PIPELINE PARTNERS, L.P.	7/23/2008	Hood	ROAD EASEMENT	2426	984	14666	Cowtown Pipeline Partners LP

TX.HO.04.00449.ROW	KAMEL REAL ESTATE GP, LLC.	COWTOWN PIPELINE PARTNERS, L.P.	1/23/2007	Hood	EASEMENT/ROW	2285	29	4925	Cowtown Pipeline Partners LP
TX.HO.04.00450.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	6/23/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00451.ROW	STEPHEN R. CLEMENTS	COWTOWN PIPELINE PARTNERS, L.P.	7/28/2008	Hood	EASEMENT/ROW	2423	489	14016	Cowtown Pipeline Partners LP
TX.HO.04.00452.ROW	DAVID T. LOCK AND WIFE, ALICE LOCK	COWTOWN PIPELINE PARTNERS, L.P.	7/30/2008	Hood	EASEMENT/ROW	2423	507	14020	Cowtown Pipeline Partners LP
TX.HO.04.00453.PERM	HOOD COUNTY ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	7/2/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00454.ROW	THE CARMICHAEL FAMILY TRUST, DATED JUNE 25, 1998	COWTOWN PIPELINE PARTNERS, L.P.	8/13/2008	Hood	EASEMENT/ROW	2426	918	14658	Cowtown Pipeline Partners LP
TX.HO.04.00456.ROW	RUTH E. BROWN	COWTOWN PIPELINE PARTNERS, L.P.	8/28/2008	Hood	EASEMENT/ROW	2426	894	14653	Cowtown Pipeline Partners LP
TX.HO.04.00458.ROW	LATTIMORE MATERIALS COMPANY, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	9/8/2008	Hood	EASEMENT/ROW	2432	591	16122	Cowtown Pipeline Partners LP
TX.HO.04.00459.ROW	GRANBURY CENTER, LTD.	COWTOWN PIPELINE L.P.	10/17/2005	Hood	EASEMENT/ROW	2421	64	13447	Cowtown Pipeline Partners LP
TX.HO.04.00460.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	2/11/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00461.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	8/13/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00462.PERM	HOOD COUNTY ROAD ADMINISTRATOR	COWTOWN PIPELINE PARTNERS, L.P.	6/30/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00463.ROAD	T & P PROPERTIES FAMILY PARTNERSHIP	COWTOWN PIPELINE PARTNERS, L.P.	9/29/2008	Hood	ROAD EASEMENT	2446	907	19658	Cowtown Pipeline Partners LP
TX.HO.04.00464.ROW	JOHN D. HAYWORTH	COWTOWN PIPELINE PARTNERS, L.P.	9/24/2008	Hood	EASEMENT/ROW	2443	70	18712	Cowtown Pipeline Partners LP
TX.HO.04.00465.ROW	STARLIN NEAL CLICK	COWTOWN PIPELINE PARTNERS, L.P.	9/23/2008	Hood	EASEMENT/ROW	2443	78	18714	Cowtown Pipeline Partners LP
TX.HO.04.00466.ROW	WILLIAM KING AND WANDA KING	COWTOWN PIPELINE PARTNERS, L.P.	1/31/2009	Hood	AMENDMENT	2469	718	4614	Cowtown Pipeline Partners LP
TX.HO.04.00466.ROW	WILLIAM KING AND WANDA KING	COWTOWN PIPELINE PARTNERS, L.P.	9/28/2008	Hood	EASEMENT/ROW	2443	83	18715	Cowtown Pipeline Partners LP
TX.HO.04.00467.ROW	ROBERT R. AND MARIA M. LOWDON FAMILY PARTNERSHIP, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	8/6/2008	Hood	EASEMENT/ROW	2426	972	14664	Cowtown Pipeline Partners LP
TX.HO.04.00468.ROW	ESTATE OF DAVID VERNON WHEELER AND ZELMA FAYE WHEELER, AND THE WHEELER FAMILY TRUST	COWTOWN PIPELINE, L.P.	8/6/2008	Hood	EASEMENT/ROW	2426	913	14657	Cowtown Pipeline Partners LP
TX.HO.04.00469.ROAD	SANDRA KAY KINNARD ROGERS	COWTOWN PIPELINE PARTNERS, L.P.	7/25/2008	Hood	ROAD EASEMENT	2426	980	14665	Cowtown Pipeline Partners LP
TX.HO.04.00470.ROAD	SHARON KINNARD SADLER	COWTOWN PIPELINE PARTNERS, L.P.	8/8/2008	Hood	ROAD EASEMENT	2426	988	14667	Cowtown Pipeline Partners LP
TX.HO.04.00471.ROW	BOB HAYWORTH AND MARILYN HAYWORTH	COWTOWN PIPELINE PARTNER, L.P.	9/28/2008	Hood	EASEMENT/ROW	2443	75	18713	Cowtown Pipeline Partners LP
TX.HO.04.00472.ROW	Z BAR LAND AND CATTLE COMPANY, LTD	COWTOWN PIPELINE PARTNERS, L.P.	9/19/2008	Hood	EASEMENT/ROW	2432	604	16125	Cowtown Pipeline Partners LP
TX.HO.04.00473.ROW	Z BAR LAND AND CATTLE COMPANY, LTD	COWTOWN PIPELINE PARTNERS, L.P.	9/11/2008	Hood	EASEMENT/ROW	2443	31		Cowtown Pipeline Partners LP
TX.HO.04.00476.ROW	GARRET JAMES RANDLE AND SHELBY KATHRYN RANDLE TRUST	COWTOWN PIPELINE PARTNERS, L.P.	10/20/2008	Hood	EASEMENT/ROW	2446	951	19667	Cowtown Pipeline Partners LP
TX.HO.04.00479.ROW	TIMOTHY BENNETT ET UX	COWTOWN PIPELINE PARTNERS, LP	12/22/2008	Hood	EASEMENT/ROW	2452	445		Cowtown Pipeline Partners LP
TX.HO.04.00481.ROW	QUICKSILVER RESOURCES, INC.	COWTOWN PIPELINE PARTNERS LP	5/6/2008	Hood	EASEMENT/ROW			20082334	Cowtown Pipeline Partners LP
TX.HO.04.00482.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	10/9/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00483.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, LP	10/20/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00484.ROW	WALTER DAVID CALLAWAY, JR.	COWTOWN PIPELINE PARTNERS, LP	12/12/2008	Hood	EASEMENT/ROW	2452	460		Cowtown Pipeline Partners LP

TX.HO.04.00486.ROW	THE STATE OF TEXAS, GENERAL LAND OFFICE	COWTOWN PIPELINE, L.P.	12/1/2005	Hood	EASEMENT/ROW	2168	676	1037	Cowtown Pipeline Partners LP
TX.HO.04.00488.ROW	JERREL E BOLTON ET AL	COWTOWN PIPELINE PARTNERS, LP	1/6/2009	Hood	EASEMENT/ROW	2478	51		Cowtown Pipeline Partners LP
TX.HO.04.00489.ROW	ROBIN AND JONE SNIDER	COWTOWN PIPELINE PARTNERS, LP	12/28/2008	Hood	EASEMENT/ROW	2478	464		Cowtown Pipeline Partners LP
TX.HO.04.00490.ROW	GRADEN KYLE ESTES AND DEBBIE JO ESTES	COWTOWN PIPELINE PARTNERS, LP	1/23/2008	Hood	EASEMENT/ROW	2443	99		Cowtown Pipeline Partners LP
TX.HO.04.00491.ROW	SAMUEL MEEK MARSHALL	COWTOWN PIPELINE PARTNERS, LP	12/22/2008	Hood	EASEMENT/ROW	2452	440		Cowtown Pipeline Partners LP
TX.HO.04.00492.ROW	KINNARD ESTATE, DARRELL W. KINNARD	COWTOWN PIPELINE PARTNERS, LP	12/22/2008	Hood	EASEMENT/ROW	2452	450		Cowtown Pipeline Partners LP
TX.HO.04.00493.ROW	SUN CHASE DEVELOPMENT COMPANY	COWTOWN PIPELINE PARTNERS, LP	1/9/2009	Hood	EASEMENT/ROW	2469	704		Cowtown Pipeline Partners LP
TX.HO.04.00494.ROW	ROBERT EARL DORRIS	COWTOWN PIPELINE PARTNERS, LP	1/7/2009	Hood	EASEMENT/ROW	2469	713		Cowtown Pipeline Partners LP
TX.HO.04.00495.ROW	LAUREL MCGILVERY	COWTOWN PIPELINE PARTNERS, LP	12/31/2008	Hood	EASEMENT/ROW	2469	709	4612	Cowtown Pipeline Partners LP
TX.HO.04.00496.ROW	DELYN TILLMAN	COWTOWN PIPELINE PARTNERS, LP	1/12/2009	Hood	EASEMENT/ROW	2469	772		Cowtown Pipeline Partners LP
TX.HO.04.00497.ROW	LAURY ANN MYERS JOHNSON ET AL	COWTWON PIPELINE, LP	4/14/2009	Hood	EASEMENT/ROW			D209132292	Cowtown Pipeline Partners LP
TX.HO.04.00498.ROAD	T & P PROPERTIES FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS, LP	9/29/2008	Hood	ROAD EASEMENT	2446	911		Cowtown Pipeline Partners LP
TX.HO.04.00499.ROW	JAMES D. MARLAR AND SHERRY A. MARLAR	COWTOWN PIPELINE PARTNERS, LP	1/8/2009	Hood	CONDEMNATION	2453	699		Cowtown Pipeline Partners LP
TX.HO.04.00500.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	1/6/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00501.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	1/6/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00502.ROW	KAMEL REAL ESTATE, LP	COWTOWN PIPELINE PARTNERS, LP	2/13/2009	Hood	EASEMENT/ROW	2469	733		Cowtown Pipeline Partners LP
TX.HO.04.00504.ROW	STETSON MASSEY JR. ET AL	COWTOWN PIPELINE PARTNER, LP	2/26/2009	Hood	EASEMENT/ROW	2478	39		Cowtown Pipeline Partners LP
TX.HO.04.00505.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS, LP	12/31/2008	Hood	EASEMENT/ROW	2452	455		Cowtown Pipeline Partners LP
TX.HO.04.00506.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS, LP	1/5/2008	Hood	EASEMENT/ROW	2452	473		Cowtown Pipeline Partners LP
TX.HO.04.00507.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	2/25/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00508.PERM	HOOD COUNTY	COWTOWN PIPELINE, L.P.	3/7/2005	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00509.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	8/9/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00510.ROW	CLAY BLUM AND MELISSA ANN BLUM	COWTOWN PIPELINE PARTNERS, LP	6/9/2009	Hood	EASEMENT/ROW	2503	349		Cowtown Pipeline Partners LP
TX.HO.04.00511.ROW	BILLY JOE WALLACE AND BARBARA ANNE WALLACE	COWTOWN PIPELINE PARTNERS, LP	6/6/2009	Hood	EASEMENT/ROW	2503	340		Cowtown Pipeline Partners LP
TX.HO.04.00512.ROW	M.B. SMITH, JR. AND JOAN SMITH	COWTOWN PIPELINE PARTNERS, LP	6/5/2009	Hood	EASEMENT/ROW	2503	340		Cowtown Pipeline Partners LP
TX.HO.04.00513.ROW	STEPHEN WILLIAMS AND ARLENE F. WILLIAMS	COWTOWN PIPELINE PARTNERS, LP	6/3/2009	Hood	EASEMENT/ROW	2526	319		Cowtown Pipeline Partners LP
TX.HO.04.00515.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	6/9/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00516.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	6/10/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00517.ROW	MICHAEL J. BROWN	COWTOWN PIPELINE PARTNERS L.P.	7/16/2009	Hood	EASEMENT/ROW	2491	965		Cowtown Pipeline Partners LP
TX.HO.04.00518.ROW	CHARLES JAMES	COWTOWN PIPELINE PARTNERS, L.P.	7/20/2009	Hood	EASEMENT/ROW	2512	696		Cowtown Pipeline Partners LP

TX.HO.04.00519.ROW	SUNNYE L BURT REVOCABLE TRUST	COWTOWN PIPELINE PARTNERS, L.P.	7/21/2009	Hood	EASEMENT/ROW	2512	704		Cowtown Pipeline Partners LP
TX.HO.04.00520.ROW	ANDERSON FAMILY TRUST	COWTOWN PIPELINE PARTNERS, L.P.	7/24/2009	Hood	EASEMENT/ROW	2526	325		Cowtown Pipeline Partners LP
TX.HO.04.00521.ROW	THE LANGDON TRUST A, ET. AL.	COWTOWN PIPELINE PARTNERS, L.P.	9/23/2009	Hood	EASEMENT/ROW	2512	723		Cowtown Pipeline Partners LP
TX.HO.04.00522.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	6/6/2009	Hood	EASEMENT/ROW	2503	353		Cowtown Pipeline Partners LP
TX.HO.04.00523.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	6/23/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00524.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	9/21/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00525.ROW	J. GRADY RANDLE, INDIVIDUALLY AND AS TRUSTEE FOR GARRETT JAMES RANDLE AND SHLBY KATHRYN RANDLE, GARRETT JAMES RANDLE TRUST AND SHELBY KATHRYN RANDLE TRUST AND EDWIN S. RANDLE, INDIVIDUALLY	COWTOWN PIPELINE PARTNERS L.P.	10/29/2009	Hood	EASEMENT/ROW	2526	432		Cowtown Pipeline Partners LP
TX.HO.04.00526.ROW	JACKIE W. COURTNEY AND BERRY A. COURTNEY	COWTOWN PIPELINE PARTNERS L.P.	10/29/2009	Hood	EASEMENT/ROW	2526	364		Cowtown Pipeline Partners LP
TX.HO.04.00527.ROW	ROBBIE HAYWORTH	COWTOWN PIPELINE PARTNERS L.P.	11/3/2009	Hood	EASEMENT/ROW	2526	335		Cowtown Pipeline Partners LP
TX.HO.04.00528.ROW	JERRY DURANT	COWTOWN PIPELINE PARTNERS, LP	12/10/2009	Hood	EASEMENT/ROW	2526	353		Cowtown Pipeline Partners LP
TX.HO.04.00529.ROW	CHARLES MARTIN	COWTOWN PIPELINE PARTNERS L.P.	11/12/2009	Hood	EASEMENT/ROW	2526	406		Cowtown Pipeline Partners LP
TX.HO.04.00530.ROW	PAUL J. BOLAND AND MICHELE L. BOLAND	COWTOWN PIPELINE PARTNERS L.P.	11/6/2009	Hood	EASEMENT/ROW	2526	374		Cowtown Pipeline Partners LP
TX.HO.04.00531.ROW	JAMES WINTERS AND RUBY WINTERS	COWTOWN PIPELINE PARTNERS L.P.	11/5/2009	Hood	EASEMENT/ROW	2526	390		Cowtown Pipeline Partners LP
TX.HO.04.00532.ROW	GEORGE PEARSON	COWTOWN PIPELINE PARTNERS L.P.	11/15/2009	Hood	EASEMENT/ROW	2526	424		Cowtown Pipeline Partners LP
TX.HO.04.00533.ROW	RONALD BERLIN AND GAIL BERLIN	COWTOWN PIPELINE PARTNERS L.P.	11/20/2009	Hood	EASEMENT/ROW	2526	398		Cowtown Pipeline Partners LP
TX.HO.04.00534.ROW	MICHAEL FRALEY AND TRACEY FRALEY	COWTOWN PIPELINE PARTNERS L.P.	11/13/2009	Hood	EASEMENT/ROW	2526	414		Cowtown Pipeline Partners LP
TX.HO.04.00535.ROW	THE RANCHES OF DECORDOVA	COWTOWN PIPELINE PARTNERS L.P.	11/23/2009	Hood	EASEMENT/ROW	2528	642		Cowtown Pipeline Partners LP
TX.HO.04.00536.ROW	KAREN K. PEARSON	COWTOWN PIPELINE PARTNERS L.P.	11/25/2009	Hood	EASEMENT/ROW	2526	382		Cowtown Pipeline Partners LP
TX.HO.04.00537.ROW	ALAN M. FISHER AND LINDA FISHER	COWTOWN PIPELINE PARTNERS L.P.	11/24/2009	Hood	EASEMENT/ROW	2528	651		Cowtown Pipeline Partners LP
TX.HO.04.00538.ROW	THOMAS F. HEPPLER AND JOSEPH T. HEPPLER JR	COWTOWN PIPELINE PARTNERS L.P.	11/18/2009	Hood	EASEMENT/ROW	2526	343		Cowtown Pipeline Partners LP
TX.HO.04.00539.ROW	TOM DURANT	COWTOWN PIPELINE PARTNERS L.P.	11/19/2009	Hood	EASEMENT/ROW	2528	647		Cowtown Pipeline Partners LP
TX.HO.04.00540.ROW	RICHARD HUCHEL AND LINDA HUCHEL	COWTOWN PIPELINE PARTNERS L.P.	12/1/2009	Hood	EASEMENT/ROW	2528	661		Cowtown Pipeline Partners LP
TX.HO.04.00541.ROW	CHARLES HOFFMAN	COWTOWN PIPELINE PARTNERS, L.P.	12/3/2009	Hood	EASEMENT/ROW	2528	656		Cowtown Pipeline Partners LP
TX.HO.04.00543.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	11/5/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00544.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	11/24/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00545.PERM	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	11/23/2009	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00546.ROW	LANGDON TRUST A AND LANGDON TRUST B	COWTOWN PIPELINE PARTNERS, L.P.	9/1/2009	Hood	EASEMENT/ROW	2512	714	14705	Cowtown Pipeline Partners LP
TX.HO.04.00547.ROW	COWTOWN PIPELINE PARTNERS L.P.	COWTOWN PIPELINE PARTNERS L.P.	2/25/2009	Hood	EASEMENT/ROW	2503	336	12337	Cowtown Pipeline Partners LP
TX.HO.04.00547.ROW	COWTOWN PIPELINE PARTNERS, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	10/14/2009	Hood	AMENDMENT	2512	732	14707	Cowtown Pipeline Partners LP
TX.HO.04.00548.ROW	TRIPLE H INVESTMENTS	COWTOWN PIPELINE PARTNERS L.P.	2/15/2010	Hood	EASEMENT/ROW	2541	259	4510	Cowtown Pipeline Partners LP

TX.HO.04.00556.ROW	KENNETH W. MEEKS	COWTOWN PIPELINE PARTNERS L.P.	4/29/2010	Hood	EASEMENT/ROW			2010-0007555	Cowtown Pipeline Partners LP
TX.HO.04.00557.ROW	MICHAEL S. WHITECOTTON AND ANNA N. WHITECOTTON	COWTOWN PIPELINE PARTNERS L.P.	5/22/2010	Hood	EASEMENT/ROW			2010-0007554	Cowtown Pipeline Partners LP
TX.HO.04.00558.ROW	WILLIAM D. ROY, III AND SANDRA L. ROY	COWTOWN PIPELINE PARTNERS L.P.	4/29/2010	Hood	EASEMENT/ROW			2010-0007553	Cowtown Pipeline Partners LP
TX.HO.04.00559.ROW	GLEN LEBLANC AND CARRIE LEBLANC	COWTOWN PIPELINE PARTNERS L.P.	5/8/2010	Hood	EASEMENT/ROW			2010-0007550	Cowtown Pipeline Partners LP
TX.HO.04.00560.ROW	JERRY EASON JR.	COWTOWN PIPELINE PARTNERS L.P.	5/15/2010	Hood	EASEMENT/ROW			2010-0007556	Cowtown Pipeline Partners LP
TX.HO.04.00561.ROW	BART SMITH AND PENNY SMITH	COWTOWN PIPELINE PARTNERS L.P.	5/6/2010	Hood	EASEMENT/ROW			2010-0007551	Cowtown Pipeline Partners LP
TX.HO.04.00562.ROW	JAMES MORRISON AND JUDY MORRISON	COWTOWN PIPELINE PARTNERS L.P.	5/14/2010	Hood	EASEMENT/ROW			2010-0007547	Cowtown Pipeline Partners LP
TX.HO.04.00563.ROW	TRANSCONTINENTAL REALTY INVESTORS, INC.	COWTOWN PIPELINE PARTNERS L.P.	5/14/2010	Hood	EASEMENT/ROW			D210270557	Cowtown Pipeline Partners LP
TX.HO.04.00566.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	3/15/2010	Hood	EASEMENT/ROW	2543	397	5017	Cowtown Pipeline Partners LP
TX.HO.04.00566.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	6/2/2010	Hood	AMENDMENT	2548	908		Cowtown Pipeline Partners LP
TX.HO.04.00566.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS, L.P.	6/7/2010	Hood	AMENDMENT			2010-0006378	Cowtown Pipeline Partners LP
TX.HO.04.00567.ROW	THE RANCHES OF DECORDOVA	COWTOWN PIPELINE PARTNERS L.P.	5/27/2010	Hood	EASEMENT/ROW			2010-0007549	Cowtown Pipeline Partners LP
TX.HO.04.00568.ROW	DOUGLAS SONSAL AND REBEKAH SONSAL	COWTOWN PIPELINE PARTNERS L.P.	5/29/2010	Hood	EASEMENT/ROW			2010-0007557	Cowtown Pipeline Partners LP
TX.HO.04.00571.ROW	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	5/10/2010	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00572.ROW	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	5/28/2010	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00574.ROW	SUNDANCE SURFACE HOLDINGS, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	12/17/2010	Hood	EASEMENT/ROW			2011-0001287	Cowtown Pipeline Partners LP
TX.HO.04.00575.ROW	GERALD FINN	COWTOWN PIPELINE PARTNERS, L.P.	1/26/2011	Hood	EASEMENT/ROW			2011-0004248	Cowtown Pipeline Partners LP
TX.HO.04.00576.ROW	LESLIE L. MABERY	COWTOWN PIPELINE PARTNERS, L.P.	1/25/2011	Hood	EASEMENT/ROW			2011-0001907	Cowtown Pipeline Partners LP
TX.HO.04.00578.ROW	LITTLE HOSS RANCH PARTNERS, L.P.	COWTOWN PIPELINE PARTNERS, L.P.	2/16/2011	Hood	SURFACE AGREEMENT			2011-0003390	Cowtown Pipeline Partners LP
TX.HO.04.00699.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	3/14/2006	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00718.ROW	PATRICK STEENBERGE AND JANET STEENBERGE	COWTOWN PIPELINE PARTNERS, L.P.	3/30/2007	Hood	EASEMENT/ROW	2298	992		Cowtown Pipeline Partners LP
TX.HO.04.00735.ROW	JABULA ESTATES, L.L.C.	COWTOWN PIPELINE, L.P.	11/26/2008	Hood	EASEMENT/ROW	2452	428	783	Cowtown Pipeline Partners LP
TX.HO.04.00736.ROW	RAPER FAMILY TRUST	COWTOWN PIPELINE, L.P.	1/6/2009	Hood	EASEMENT/ROW	2452	423	782	Cowtown Pipeline Partners LP
TX.HO.04.00745.ROW	DAVID VERNON WHEELER ESTATE AND ZELMA FAYE WHEELER ESTATE	COWTOWN PIPELINE, L.P.	8/6/2008	Hood	EASEMENT/ROW	2426	903	14655	Cowtown Pipeline Partners LP
TX.HO.04.00746.ROW	DAVID VERNON WHEELER ESTATE AND ZELMA FAYE WHEELER ESTATE	COWTOWN PIPELINE, L.P.	8/6/2008	Hood	EASEMENT/ROW	2426	899	14654	Cowtown Pipeline Partners LP
TX.HO.04.00747.ROW	HOOD COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	9/25/2008	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00757.ROW	CANN-ACTON, LTD.	COWTOWN PIPELINE PARTNERS, LP	9/21/2009	Hood	EASEMENT/ROW	2512	709		Cowtown Pipeline Partners LP
TX.HO.04.00784.DEED	QUICKSILVER RESOURCES INC.	COWTOWN GAS PROCESSING PARTNERS L.P.	5/3/2007	Hood	DEED	2303	212	9197	Cowtown Pipeline Partners LP
TX.HO.04.00785.DEED	EUGENE C. WYATT	COWTOWN PIPELINE PARTNERS L.P.	5/1/2008	Hood	DEED	2399	159		Cowtown Pipeline Partners LP
TX.HO.04.00786.DEED	COWTOWN PIPELINE PARTNERS L.P.	COWTOWN GAS PROCESSING PARTNERS L.P.	11/30/2007	Hood	DEED	2408	501		Cowtown Pipeline Partners LP

TX.HO.04.00787.DEED	QUICKSILVER RESOURCES INC.	COWTOWN GAS PROCESSING PARTNERS L.P.	5/19/2008	Hood	DEED	2402	509		Cowtown Pipeline Partners LP
TX.HO.04.00789.ROW	JOSEPH E LANGDON	COWTOWN PIPELINE PARTNERS, L.P.	8/31/2011	Hood	EASEMENT/ROW			2011-0010255	Cowtown Pipeline Partners LP
TX.HO.04.00789.ROW	JOSEPH E LANGDON	COWTOWN PIPELINE PARTNERS, L.P.	12/5/2011	Hood	AMENDMENT			2011-0013286	Cowtown Pipeline Partners LP
TX.HO.04.00790.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	6/16/2011	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.HO.04.00791.ROW	MICHAEL PATE AND WIFE, DEBORAH C. PATE	COWTOWN PIPELINE PARTNERS, L.P.	4/23/2012	Hood	EASEMENT/ROW			2012-0005002	Cowtown Pipeline Partners LP
TX.HO.04.00795.ROW	JACK FARR	COWTOWN PIPELINE PARTNERS LP	7/8/2012	Hood	EASEMENT/ROW			2012-0009154	Cowtown Pipeline Partners LP
TX.HO.04.00796.ROW	THE CHRISTINE THRASH FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS LP	7/12/2012	Hood	EASEMENT/ROW			2012-0009153	Cowtown Pipeline Partners LP
TX.HO.04.00797.ROW	GRANBURY CENTER, LTD	COWTOWN PIPELINE PARTNERS L.P.	2/24/2010	Hood	EASEMENT/ROW	2541	267		Cowtown Pipeline Partners LP
TX.HO.04.01121.ROW	MARJORIE LEITO	COWTOWN PIPELINE PARTNERS, LP.	10/29/2009	Hood	EASEMENT/ROW	2526	360		Cowtown Pipeline Partners LP
TX.HO.04.01122.ROW	GERALD BOGGS AND DALLAS BOGGS	COWTOWN PIPELINE PARTNERS, LP.	10/29/2009	Hood	EASEMENT/ROW	2526	368		Cowtown Pipeline Partners LP
TX.HO.04.01123.ROW	SAMUEL C. ARCHER	COWTOWN PIPELINE PARTNERS, LP	4/2/2010	Hood	EASEMENT/ROW			2010-0007548	Cowtown Pipeline Partners LP
TX.HO.04.01124.ROW	HALEY L. DYER AND SANDRA KAY DYER	COWTOWN PIPELINE PARTNERS, LP	4/23/2010	Hood	EASEMENT/ROW			2010-0007552	Cowtown Pipeline Partners LP
TX.HO.04.01125.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	4/27/2007	Hood	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00598.ROW	JACK FARR	COWTOWN PIPELINE, L.P.	1/26/2006	Hood	EASEMENT/ROW	2171	807	1812	Cowtown Pipeline Partners LP
TX.JO.04.00612.ROW	JACK FARR	COWTOWN PIPELINE, LP	3/23/2004	Hood	EASEMENT/ROW	2147	443		Cowtown Pipeline Partners LP
TX.JO.04.00613.ROW	JACK FARR	COWTOWN PIPELINE, LP	3/23/2004	Hood	EASEMENT/ROW	2171	795		Cowtown Pipeline Partners LP
TX.JO.04.00620.ROW	MELISSA MILES CORNELIUS	COWTOWN PIPELINE, LP	1/19/2005	Hood	EASEMENT/ROW	2322	928		Cowtown Pipeline Partners LP
TX.JO.04.00621.ROW	JOHN J MILES, JR. AND DIANE MILES	COWTOWN PIPELINE, LP	1/19/2005	Hood	EASEMENT/ROW	2322	936

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number	Current Operator
TX.HO.04.00033.ROW	MICHAEL XAVIER MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	1/12/2005	Johnson	EASEMENT/ROW	3609	835		Cowtown Pipeline Partners LP
TX.HO.04.00086.ROW	WALTER D. CALLAWAY, JR.	COWTOWN PIPELINE, LP	7/18/2005	Johnson	EASEMENT/ROW	3488	320		Cowtown Pipeline Partners LP
TX.HO.04.00202.ROW	MICHAEL X. MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	4/5/2006	Johnson	EASEMENT/ROW	3813	403	9152	Cowtown Pipeline Partners LP
TX.HO.04.00203.ROW	MICHAEL X. MOONEY AND ARGENTINA R. MOONEY	COWTOWN PIPELINE, L.P.	4/5/2006	Johnson	EASEMENT/ROW	3813	397	21317	Cowtown Pipeline Partners LP
TX.JO.04.00119.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE INC.	10/11/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00429.ROW	FLOYD ORMSBY III	COWTOWN PIPELINE PARTNERS L.P.	4/22/2008	Johnson	EASEMENT/ROW	4374	54		Cowtown Pipeline Partners LP
TX.JO.04.00446.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE PARTNERS, L.P.	1/7/2009	Johnson	AMENDMENT	4528	575	3111	Cowtown Pipeline Partners LP
TX.JO.04.00446.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE L.P.	7/10/2008	Johnson	SURFACE AGREEMENT	4486	223	44599	Cowtown Pipeline Partners LP
TX.JO.04.00487.ROW	MICHAEL X MOONEY AND ARGENTINA R MOONEY	COWTOWN PIPELINE PARTNERS, LP	11/19/2008	Johnson	EASEMENT/ROW	4514	358		Cowtown Pipeline Partners LP
TX.JO.04.00542.ROW	CENTEX RURAL RAIL TRANSPORTATION DISTRICT	COWTOWN PIPELINE L.P.	10/4/2005	Johnson	EASEMENT/ROW	3665	962		Cowtown Pipeline Partners LP
TX.JO.04.00579.ROW	N. R. STEVENSON	COWTOWN PIPELINE PARTNERS, L.P.	2/7/2005	Johnson	EASEMENT/ROW	3487	762	8111	Cowtown Pipeline Partners LP
TX.JO.04.00580.ROW	JON R. LEWIS AND MYRA W. LEWIS	COWTOWN PIPELINE PARTNERS, L.P.	1/11/2005	Johnson	EASEMENT/ROW	3487	755	8110	Cowtown Pipeline Partners LP
TX.JO.04.00581.ROW	WALTER D. CALLAWAY, JR.	COWTOWN PIPELINE, L.P.	1/10/2005	Johnson	EASEMENT/ROW	3488	320	8223	Cowtown Pipeline Partners LP
TX.JO.04.00582.ROW	LITTLE HOSS RANCH PARTNERS, L.P.	COWTOWN PIPELINE, L.P.	1/28/2005	Johnson	EASEMENT/ROW	3487	742	8109	Cowtown Pipeline Partners LP
TX.JO.04.00583.ROW	LITTLE HOSS RANCH PARTNERS, L.P.	COWTOWN PIPELINE, L.P.	1/28/2005	Johnson	EASEMENT/ROW	3487	731	8109	Cowtown Pipeline Partners LP
TX.JO.04.00583.ROW	LITTLE HOSS RANCH PARTNERS, L.P.	COWTOWN PIPELINE, L.P.	6/25/2008	Johnson	AMENDMENT	4387	824	24644	Cowtown Pipeline Partners LP
TX.JO.04.00584.ROW	CYNTHIA FREELAND	COWTOWN PIPELIN, L.P.	11/4/2004	Johnson	EASEMENT/ROW	3472	421	5141	Cowtown Pipeline Partners LP
TX.JO.04.00585.ROW	TWO-O-FIVE CORPORATION	QUICKSILVER RESOURCES, INC.	11/29/2004	Johnson	EASEMENT/ROW	3487	698	8104	Cowtown Pipeline Partners LP
TX.JO.04.00586.ROW	TWO-O-FIVE CORPORATION	QUICKSILVER RESOURCES, INC.	8/23/2004	Johnson	SURFACE AGREEMENT	3487	692	8103	Cowtown Pipeline Partners LP
TX.JO.04.00587.ROW	CYNTHIA FREELAND	COWTOWN PIPELINE, L.P.	11/19/2004	Johnson	EASEMENT/ROW	3487	716	8106	Cowtown Pipeline Partners LP
TX.JO.04.00588.ROW	MYRTLE ELIZABETH MCWHORTER	COW	1/26/2005	Johnson	EASEMENT/ROW	2141	992	17037	Cowtown Pipeline Partners LP
TX.JO.04.00588.ROW	MYRTLE ELIZABETH MCWHORTER	COW	1/26/2005	Johnson	EASEMENT/ROW	3665	947	40298	Cowtown Pipeline Partners LP
TX.JO.04.00589.ROW	DONALD E. DEFOOR AND KATHERINE E. DEFOOR	COWTOWN PIPELINE, L.P.	1/31/2005	Johnson	EASEMENT/ROW	3487	686		Cowtown Pipeline Partners LP
TX.JO.04.00590.ROW	ROBERT K. HANGER TRUST	COWTOWN PIPELINE, L.P.	1/31/2005	Johnson	EASEMENT/ROW	3487	680	8101	Cowtown Pipeline Partners LP
TX.JO.04.00591.ROW	CYNTHIA FREELAND	COWTOWN PIPELINE, L.P.	1/25/2005	Johnson	EASEMENT/ROW	3487	724	8107	Cowtown Pipeline Partners LP
TX.JO.04.00592.ROW	WAYNE E. DEAR	COWTOWN PIPELINE, L.P.	2/12/2005	Johnson	EASEMENT/ROW	3609	851	30135	Cowtown Pipeline Partners LP
TX.JO.04.00593.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE, L.P.	2/12/2005	Johnson	EASEMENT/ROW	3609	843	30134	Cowtown Pipeline Partners LP

TX.JO.04.00595.ROW	LGS GODLEY RANCH	COWTOWN PIPELINE, L.P.	4/15/2005	Johnson	EASEMENT/ROW	3609	870	30138	Cowtown Pipeline Partners LP
TX.JO.04.00596.ROW	LITTLE HOSS RANCH PARTNERS, L.P.	COWTOWN PIPELINE, L.P.	8/25/2005	Johnson	EASEMENT/ROW	3644	894		Cowtown Pipeline Partners LP
TX.JO.04.00597.ROW	JACK CARTER AND SANDRA CARTER	COWTOWN PIPELINE, L.P.	10/22/2004	Johnson	EASEMENT/ROW	3609	859	30136	Cowtown Pipeline Partners LP
TX.JO.04.00597.ROW	JACK AND SANDRA CARTER	COWTOWN PIPELINE, L.P.	10/22/2004	Johnson	EASEMENT/ROW	3609	859	30136	Cowtown Pipeline Partners LP
TX.JO.04.00598.ROW	JACK FARR	COWTOWN PIPELINE, L.P.	1/26/2006	Johnson	EASEMENT/ROW	3727	289	4773	Cowtown Pipeline Partners LP
TX.JO.04.00599.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	8/8/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00600.ROW	TOMMY L. HOGAN AND DORINDA BURKS HOGAN	COWTOWN PIPELINE, L.P.	12/7/2004	Johnson	EASEMENT/ROW	3609	864	30137	Cowtown Pipeline Partners LP
TX.JO.04.00601.ROW	CENTEX RURAL RAIL TRANSPORTATION DISTRICT	COWTOWN PIPELINE, L.P.	10/4/2005	Johnson	EASEMENT/ROW	3665	953	40299	Cowtown Pipeline Partners LP
TX.JO.04.00602.ROW	CENTEX RURAL RAIL TRANSPORTATION DISTRICT	COWTOWN PIPELINE, L.P.	10/4/2005	Johnson	EASEMENT/ROW	3665	962	40300	Cowtown Pipeline Partners LP
TX.JO.04.00603.ROW	BETTY HENSON FAMILY LIMITED PARTNERSHIP, LTD.	COWTOWN PIPELINE, L.P.	3/14/2005	Johnson	EASEMENT/ROW	2146	322		Cowtown Pipeline Partners LP
TX.JO.04.00604.PERM	JOHNSON COUNTY	COWTOWN PIPEINE, L.P.	9/21/2012	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00605.ROW	CHARCA, LTD.	COWTOWN PIPELINE, L.P.	7/27/2005	Johnson	EASEMENT/ROW	2129	501	14172	Cowtown Pipeline Partners LP
TX.JO.04.00606.ROW	CHARCA, LTD.	COWTOWN PIPELINE, LP	7/27/2005	Johnson	EASEMENT/ROW	2129	513		Cowtown Pipeline Partners LP
TX.JO.04.00607.ROW	CHARCA, LTD.	COWTOWN PIPELINE, LP	7/27/2005	Johnson	EASEMENT/ROW	2129	507		Cowtown Pipeline Partners LP
TX.JO.04.00608.ROW	CHARCA, LTD.	COWTOWN PIPELINE, LP	2/18/2005	Johnson	EASEMENT/ROW	3487	770		Cowtown Pipeline Partners LP
TX.JO.04.00609.ROW	JOHN J. MILES, JR. AND DIANE MILES	COWTOWN PIPELINE, LP	11/3/2005	Johnson	EASEMENT/ROW	3666	894		Cowtown Pipeline Partners LP
TX.JO.04.00610.ROW	JOHN J MILES, JR. AND DIANE MILES	COWTOWN PIPELINE, LP	7/14/2004	Johnson	EASEMENT/ROW	4149	568		Cowtown Pipeline Partners LP
TX.JO.04.00611.ROW	JOHN J. MILES, JR. AND DIANE MILES	COWTOWN PIPELINE, LP	5/2/2005	Johnson	EASEMENT/ROW	3659	355		Cowtown Pipeline Partners LP
TX.JO.04.00613.ROW	JACK FARR	COWTOWN PIPELINE, LP	3/23/2004	Johnson	EASEMENT/ROW	3727	306		Cowtown Pipeline Partners LP
TX.JO.04.00614.ROW	MYRTLE ELIZABETH MCWHORTER	COWTOWN PIPELINE, LP	3/9/2006	Johnson	EASEMENT/ROW	3752	501		Cowtown Pipeline Partners LP
TX.JO.04.00615.ROW	BETTY HENSON FAMILY LIMITED PARTNERSHIP, LTD.	COWTOWN PIPELINE, LP	3/14/2005	Johnson	EASEMENT/ROW	3740	898		Cowtown Pipeline Partners LP
TX.JO.04.00616.PERM	JOHNSON COUNTY PUBLIC WORKS	COWTOWN PIPELINE, LP	1/27/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00617.ROW	HENSON BUILDING MATERIALS, LTD.	COWTOWN PIPELINE, LP	2/4/2005	Johnson	EASEMENT/ROW	3740	913		Cowtown Pipeline Partners LP
TX.JO.04.00618.ROW	BETTY HENSON FAMILY LIMITED PARTNERSHIP, LTD.	COWTOWN PIPELINE, LP	2/4/2005	Johnson	EASEMENT/ROW	3740	904		Cowtown Pipeline Partners LP
TX.JO.04.00619.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE, L.P.	1/18/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00622.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS, LP	5/30/2006	Johnson & Somervell	EASEMENT/ROW	4009	188		Cowtown Pipeline Partners LP
TX.JO.04.00623.ROW	CHARCA, LTD.	COWTOWN PIPELINE PARTNERS, LP	6/29/2006	Johnson	EASEMENT/ROW	3974	735		Cowtown Pipeline Partners LP
TX.JO.04.00624.ROW	W.T. RIDDLE AND DORIS RIDDLE	COWTOWN PIPELINE, LP	5/15/2006	Johnson	EASEMENT/ROW	3826	332		Cowtown Pipeline Partners LP

TX.JO.04.00625.ROW	JAMES B. WALLACE AND JANET S. WALLACE	COWTOWN PIPELINE, LP	5/20/2006	Johnson	EASEMENT/ROW	3826	325		Cowtown Pipeline Partners LP
TX.JO.04.00626.ROW	LARRY BARKER	COWTOWN PIPELINE, LP	5/23/2006	Johnson	EASEMENT/ROW	3826	318		Cowtown Pipeline Partners LP
TX.JO.04.00627.ROW	LARRY BARKER	COWTOWN PIPELINE, LP	9/21/2006	Johnson	EASEMENT/ROW	3974	751		Cowtown Pipeline Partners LP
TX.JO.04.00628.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS, LP	7/31/2006	Johnson	EASEMENT/ROW	4092	295		Cowtown Pipeline Partners LP
TX.JO.04.00629.ROW	LESCA HADLEY	COWTOWN PIPELINE PARTNERS, LP	9/12/2006	Johnson	EASEMENT/ROW	3974	724		Cowtown Pipeline Partners LP
TX.JO.04.00630.ROW	LORI OAKES CALAME	COWTOWN PIPELINE PARTNERS, LP	9/6/2006	Johnson	EASEMENT/ROW	3906	898		Cowtown Pipeline Partners LP
TX.JO.04.00631.ROW	W.T. RIDDLE AND DORIS RIDDLE	COWTOWN PIPELINE, LP	6/29/2006	Johnson	EASEMENT/ROW	3906	909		Cowtown Pipeline Partners LP
TX.JO.04.00632.ROW	R & R SHAW, LTD.	COWTOWN PIPELINE PARTNERS, LP	11/1/2006	Johnson	EASEMENT/ROW	4009	208		Cowtown Pipeline Partners LP
TX.JO.04.00633.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE PARTNERS, LP	1/16/2007	Johnson	EASEMENT/ROW	4131	981		Cowtown Pipeline Partners LP
TX.JO.04.00634.ROW	LARRY BARKER	COWTOWN PIPELINE PARTNERS, LP	4/30/2007	Johnson	EASEMENT/ROW	4108	663		Cowtown Pipeline Partners LP
TX.JO.04.00635.ROW	LARRY BARKER	COWTOWN PIPELINE PARTNERS, LP	4/30/2007	Johnson	EASEMENT/ROW	4108	658		Cowtown Pipeline Partners LP
TX.JO.04.00636.ROW	TRINITY MATERIALS, INC.	COWTOWN PIPELINE PARTNERS, LP	3/5/2007	Johnson	EASEMENT/ROW	4084	699		Cowtown Pipeline Partners LP
TX.JO.04.00637.ROW	LGS GODLEY RANCH	COWTOWN PIPELINE PARTNERS, LP	1/2/2007	Johnson	EASEMENT/ROW	4009	197		Cowtown Pipeline Partners LP
TX.JO.04.00638.ROW	KASK, LTD.	COWTOWN PIPELINE PARTNERS, LP	1/2/2007	Johnson	EASEMENT/ROW	4009	221		Cowtown Pipeline Partners LP
TX.JO.04.00639.ROW	LARRY BARKER	COWTOWN PIPELINE PARTNERS, LP	8/3/2007	Johnson	EASEMENT/ROW	4167	225		Cowtown Pipeline Partners LP
TX.JO.04.00640.ROW	FLOYD EDWIN ORMSBY III	COWTOWN PIPELINE PARTNERS, LP	5/10/2007	Johnson	EASEMENT/ROW	4167	219		Cowtown Pipeline Partners LP
TX.JO.04.00641.ROW	KENNETH SIMPSON AND SANDRA SIMPSON	COWTOWN PIPELINE PARTNERS, LP	6/15/2007	Johnson	EASEMENT/ROW	4131	961		Cowtown Pipeline Partners LP
TX.JO.04.00642.ROW	KENNETH SIMPSON AND SANDRA SIMPSON	COWTOWN PIPELINE PARTNERS, LP	6/15/2007	Johnson	EASEMENT/ROW	4131	973		Cowtown Pipeline Partners LP
TX.JO.04.00643.ROW	W.T. RIDDLE FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	6/17/2007	Johnson	EASEMENT/ROW	4131	967	28821	Cowtown Pipeline Partners LP
TX.JO.04.00644.ROW	CHESAPEAKE LAND COMPANY, L.L.C.	COWTOWN PIPELINE PARTNERS L.P.	7/18/2007	Johnson	EASEMENT/ROW	4167	239		Cowtown Pipeline Partners LP
TX.JO.04.00645.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS LP	9/19/2007	Johnson & Somervell	EASEMENT/ROW	4265	132		Cowtown Pipeline Partners LP
TX.JO.04.00646.ROW	R.K. HANGER TRUST	COWTOWN PIPELINE PARTNERS, L.P.	11/26/2007	Johnson	EASEMENT/ROW	4280	926	3409	Cowtown Pipeline Partners LP
TX.JO.04.00647.ROW	CHESAPEAKE LAND COMPANY, L.L.C.	COWTOWN PIPELINE PARTNERS L.P.	11/30/2007	Johnson	EASEMENT/ROW	4280	932	3410	Cowtown Pipeline Partners LP
TX.JO.04.00648.ROW	RAYMOND A. LAIN AND SHIRLEY LAIN	COWTOWN PIPELINE PARTNERS L.P.	12/26/2007	Johnson	EASEMENT/ROW	4323	891	11822	Cowtown Pipeline Partners LP
TX.JO.04.00649.ROW	KENNETH SIMPSON AND SANDRA SIMPSON	COWTOWN PIPELINE PARTNERS L.P.	11/29/2007	Johnson	EASEMENT/ROW	4343	811	15746	Cowtown Pipeline Partners LP
TX.JO.04.00650.ROW	ANDREW B. WALTON AND KATHRYN SUE WALTON AND WALTON CHILDREN'S GS-TRUST	COWTOWN PIPELINE PARTNERS L.P.	1/23/2008	Johnson	EASEMENT/ROW	4323	896	11823	Cowtown Pipeline Partners LP
TX.JO.04.00651.ROW	MONTY IRVIN AND MONICA IRVIN	COWTOWN PIPELINE PARTNERS L.P.	1/27/2008	Johnson	SURFACE AGREEMENT	4343	817	15747	Cowtown Pipeline Partners LP
TX.JO.04.00652.ROW	W.T. RIDDLE FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	3/4/2008	Johnson	EASEMENT/ROW	4343	821	15748	Cowtown Pipeline Partners LP

TX.JO.04.00653.ROW	KOURTNIE KATHLEEN GRAVES AND KELLI NICOLE GRAVES	COWTOWN PIPELINE PARTNERS L.P.	3/26/2008	Johnson	EASEMENT/ROW	4518	526	973	Cowtown Pipeline Partners LP
TX.JO.04.00654.ROW	AGNES COFFEY RUCIDLO	COWTOWN PIPELINE PARTNERS L.P.	4/4/2008	Johnson	EASEMENT/ROW	4518	532	974	Cowtown Pipeline Partners LP
TX.JO.04.00655.ROW	N.R. STEVENSON	COWTOWN PIPELINE PARTNERS L.P.	6/10/2008	Johnson	EASEMENT/ROW	4419	453	31028	Cowtown Pipeline Partners LP
TX.JO.04.00656.ROW	N.R. STEVENSON	COWTOWN PIPELINE PARTNERS L.P.	6/10/2008	Johnson	EASEMENT/ROW	4419	459	31029	Cowtown Pipeline Partners LP
TX.JO.04.00657.ROW	TONY KENT ANDERSON	COWTOWN PIPELINE PARTNERS L.P.	3/10/2008	Johnson	CONDEMNATION				Cowtown Pipeline Partners LP
TX.JO.04.00658.ROW	ESTATE OF JARRETT WAYNE MATLOCK	COWTOWN PIPELINE PARTNERS L.P.	5/6/2008	Johnson	EASEMENT/ROW	4374	71	21704	Cowtown Pipeline Partners LP
TX.JO.04.00659.ROW	R.S. MATLOCK FAMILY LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	5/5/2008	Johnson	EASEMENT/ROW	4374	66	21703	Cowtown Pipeline Partners LP
TX.JO.04.00660.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE PARTNERS, L.P.	1/7/2009	Johnson	AMENDMENT	4528	587	3112	Cowtown Pipeline Partners LP
TX.JO.04.00660.ROW	MARGARET SIMMONS DEAR	COWTOWN PIPELINE PARTNERS, L.P.	5/6/2008	Johnson	EASEMENT/ROW	4374	58	21702	Cowtown Pipeline Partners LP
TX.JO.04.00661.ROW	LGS GODLEY RANCH	COWTOWN PIPELINE PARTNERS, L.P.	1/23/2008	Johnson	AMENDMENT	4565	139	9991	Cowtown Pipeline Partners LP
TX.JO.04.00661.ROW	LGS GODLEY RANCH	COWTOWN PIPELINE PARTNERS L.P.	5/24/2008	Johnson	EASEMENT/ROW	4565	143		Cowtown Pipeline Partners LP
TX.JO.04.00661.ROW	LGS GODLEY RANCH	COWTOWN PIPELINE PARTNERS, L.P.	7/14/2008	Johnson	AMENDMENT	4419	466	31030	Cowtown Pipeline Partners LP
TX.JO.04.00662.ROW	R & R SHAW LTD	COWTOWN PIPELINE PARTNERS L.P.	5/12/2008	Johnson	EASEMENT/ROW	4388	296	24741	Cowtown Pipeline Partners LP
TX.JO.04.00663.ROW	DANIEL RIEMONDI AND REGINA RIEMONDI	COWTOWN PIPELINE PARTNERS L.P.	5/22/2008	Johnson	EASEMENT/ROW	4388	268	24737	Cowtown Pipeline Partners LP
TX.JO.04.00664.PERM	JOHNSON COUNTY PUBLIC WORKS	COWTOWN PIPELINE PARTNERS, L.P.	4/29/2008	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00665.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNHERS L.P.	5/29/2008	Johnson	EASEMENT/ROW	4388	290	24740	Cowtown Pipeline Partners LP
TX.JO.04.00665.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS L.P.	9/23/2008	Johnson	AMENDMENT	4486	212	44598	Cowtown Pipeline Partners LP
TX.JO.04.00666.ROW	TWO-O-FIVE CORPORATION	COWTOWN PIPELINE PARTNERS L.P.	5/29/2008	Johnson	EASEMENT/ROW	4388	284	24739	Cowtown Pipeline Partners LP
TX.JO.04.00667.ROW	KENNETH GEORGE AND PATRICIA MAST GEORGE	COWTOWN PIPELINE PARTNERS, L.P.	7/23/2008	Johnson	EASEMENT/ROW	4419	441	31027	Cowtown Pipeline Partners LP
TX.JO.04.00668.ROW	PATRICIA MAST GEORGE	COWTOWN PIPELINE PARTNERS, L.P.	7/23/2008	Johnson	EASEMENT/ROW	4419	481	31031	Cowtown Pipeline Partners LP
TX.JO.04.00669.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	6/3/2008	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00670.PERM	JOHNSON COUNTY	COWTOWN PIPELINE PARTNERS L.P.	7/7/2008	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00671.PERM	JOHNSON COUNTY	COWTOWN PIPELINE PARTNERS L.P.	7/7/2008	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00672.PERM	JOHNSON COUNTY	COWTOWN PIPELINE PARTNERS L.P.	8/1/2008	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00673.ROW	ESTATE OF JARRETT WAYNE MATLOCK	COWTOWN PIPELINE PARTNERS L.P.	9/22/2008	Johnson	EASEMENT/ROW	1486	208		Cowtown Pipeline Partners LP
TX.JO.04.00788.ROW	BUCK CREEK STONE, LTD.	COWTOWN PIPELINE PARTNERS, L.P.	4/5/2012	Johnson	EASEMENT/ROW			201200009651	Cowtown Pipeline Partners LP
TX.JO.04.00792.ROW	R & R SHAW LTD	COWTOWN PIPELINE PARTNERS L.P.	6/14/2008	Johnson	EASEMENT/ROW	4388	302		Cowtown Pipeline Partners LP
TX.JO.04.00794.ROW	DEVON GAS SERVICES, L.P.	COWTOWN PIPELINE PARTNERS LP	8/24/2012	Johnson	EASEMENT/ROW			201200020779	Cowtown Pipeline Partners LP

TX.JO.04.00798.SURF	DEVON GAS SERVICES, L.P.	COWTOWN GAS PROCESSING PARTNERS, LP	8/24/2012	Johnson	SURFACE AGREEMENT			201200020778	Cowtown Pipeline Partners LP
TX.JO.04.00799.ROAD	DEVON GAS SERVICES, L.P.	COWTOWN GAS PROCESSING PARTNERS LP	8/24/2012	Johnson	ROAD EASEMENT			201200020780	Cowtown Pipeline Partners LP
TX.JO.04.00800.ROW	RONNIE L. WEST	SOUTHWESTERN GAS PIPELINE, INC.	7/17/2007	Johnson	EASEMENT/ROW	4204	171		Cowtown Pipeline Partners LP
TX.JO.04.00801.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	10/11/2006	Johnson	EASEMENT/ROW	3979	1		Cowtown Pipeline Partners LP
TX.JO.04.00802.ROW	JIM PUFF ET UX	SOUTHWESTERN GAS PIPELINE, INC.	8/24/2006	Johnson	EASEMENT/ROW	3939	67		Cowtown Pipeline Partners LP
TX.JO.04.00803.ROW	LARRY D. MCWILLIAMS ET UX	SOUTHWESTERN GAS PIPELINE, INC.	12/18/2006	Johnson	EASEMENT/ROW	3979	48		Cowtown Pipeline Partners LP
TX.JO.04.00804.PERM	TEXAS DEPARTMENT OF TRANSPORATATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC	12/13/2006	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00805.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	5/13/2008	Johnson	CONDEMNATION	4360	81		Cowtown Pipeline Partners LP
TX.JO.04.00806.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	12/13/2006	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00807.ROW	KASK, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	10/25/2006	Johnson	EASEMENT/ROW	3939	97		Cowtown Pipeline Partners LP
TX.JO.04.00808.ROW	J.B. MERCER, JR. ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/21/2005	Johnson	EASEMENT/ROW	3659	140		Cowtown Pipeline Partners LP
TX.JO.04.00809.ROW	JAMES T. HALL	SOUTHWESTERN GAS PIPELINE, INC.	10/17/2005	Johnson	EASEMENT/ROW	3659	145		Cowtown Pipeline Partners LP
TX.JO.04.00810.ROW	GLEN R. SCARBROUGH ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/24/2005	Johnson	EASEMENT/ROW	3659	150		Cowtown Pipeline Partners LP
TX.JO.04.00811.ROW	IDA C. SEAGO ESTATE	SOUTHWESTERN GAS PIPELINE, INC.	11/8/2005	Johnson	EASEMENT/ROW	3697	300		Cowtown Pipeline Partners LP
TX.JO.04.00812.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	11/23/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00813.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	1/9/2006	Johnson	EASEMENT/ROW	3853	904		Cowtown Pipeline Partners LP
TX.JO.04.00814.ROW	RONNIE WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC	6/15/2006	Johnson	EASEMENT/ROW	3846	430		Cowtown Pipeline Partners LP
TX.JO.04.00815.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/27/2005	Johnson	EASEMENT/ROW	3658	980		Cowtown Pipeline Partners LP
TX.JO.04.00816.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	11/22/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00817.ROW	PAUL ROY KING	SOUTHWESTERN GAS PIPELINE, INC.	11/10/2005	Johnson	EASEMENT/ROW	3697	295		Cowtown Pipeline Partners LP
TX.JO.04.00818.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	12/1/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00819.ROW	DOYLE W. CULP ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/15/2006	Johnson	EASEMENT/ROW	3837	919		Cowtown Pipeline Partners LP
TX.JO.04.00820.ROW	C.R. EASON, JR.	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3790	615		Cowtown Pipeline Partners LP
TX.JO.04.00821.ROW	DEVON GAS SERVICES, LP	LOUIS DREYFUS PIPELINE, LP	1/8/2007	Johnson	EASEMENT/ROW	4020	189		Cowtown Pipeline Partners LP
TX.JO.04.00822.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	12/1/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00823.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	5/23/2007	Johnson	EASEMENT/ROW	4120	618		Cowtown Pipeline Partners LP
TX.JO.04.00824.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	11/30/2005	Johnson	EASEMENT/ROW	3884	542		Cowtown Pipeline Partners LP
TX.JO.04.00825.ROW	THOMAS L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/30/2005	Johnson	EASEMENT/ROW	3658	944		Cowtown Pipeline Partners LP

TX.JO.04.00826.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	11/30/2005	Johnson	EASEMENT/ROW	3725	991	Cowtown Pipeline Partners LP
TX.JO.04.00827.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	1/27/2006	Johnson	EASEMENT/ROW	3748	173	Cowtown Pipeline Partners LP
TX.JO.04.00828.SURF	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	1/27/2006	Johnson	SURFACE AGREEMENT	3748	184	Cowtown Pipeline Partners LP
TX.JO.04.00829.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/3/2006	Johnson	EASEMENT/ROW	3725	944	Cowtown Pipeline Partners LP
TX.JO.04.00830.ROW	CIRCLE R. PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	3/15/2007	Johnson	EASEMENT/ROW	4078	165	Cowtown Pipeline Partners LP
TX.JO.04.00831.ROW	BILLY CHARLES HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/14/2005	Johnson	EASEMENT/ROW	3735	409	Cowtown Pipeline Partners LP
TX.JO.04.00832.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	11/30/2005	Johnson	EASEMENT/ROW	3726	1	Cowtown Pipeline Partners LP
TX.JO.04.00833.ROW	J.E. COPPENGER	SOUTHWESTERN GAS PIPELINE, INC.	3/16/2006	Johnson	EASEMENT/ROW	3804	932	Cowtown Pipeline Partners LP
TX.JO.04.00834.ROW	JAMES L. SUMMERHILL	SOUTHWESTERN GAS PIPELINE, INC.	2/22/2006	Johnson	EASEMENT/ROW	3748	144	Cowtown Pipeline Partners LP
TX.JO.04.00835.ROW	KENNETH D. KNUDSON ET UX	SOUTHWESTERN GAS PIPELINE, INC.	3/11/2006	Johnson	EASEMENT/ROW	3755	534	Cowtown Pipeline Partners LP
TX.JO.04.00836.ROW	BILLY CHARLES HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/14/2006	Johnson	EASEMENT/ROW	3748	115	Cowtown Pipeline Partners LP
TX.JO.04.00837.ROW	BRETT A. NEILL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/14/2006	Johnson	EASEMENT/ROW	3748	111	Cowtown Pipeline Partners LP
TX.JO.04.00838.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	5/10/2006	Johnson	EASEMENT/ROW	3826	242	Cowtown Pipeline Partners LP
TX.JO.04.00839.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/27/2006	Johnson	EASEMENT/ROW	3748	168	Cowtown Pipeline Partners LP
TX.JO.04.00840.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/3/2006	Johnson	EASEMENT/ROW	3725	927	Cowtown Pipeline Partners LP
TX.JO.04.00841.ROW	RONNIE WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/4/2006	Johnson	EASEMENT/ROW	3725	932	Cowtown Pipeline Partners LP
TX.JO.04.00842.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/3/2006	Johnson	EASEMENT/ROW	3725	940	Cowtown Pipeline Partners LP
TX.JO.04.00843.ROW	SHARON L. MCCAFFITY	SOUTHWESTERN GAS PIPELINE, INC.	9/10/2007	Johnson	EASEMENT/ROW	4214	233	Cowtown Pipeline Partners LP
TX.JO.04.00845.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	3/3/2006	Johnson	EASEMENT/ROW	3755	574	Cowtown Pipeline Partners LP
TX.JO.04.00846.ROW	ESTATE OF CLIFTON S. HUTCHISON, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	3/8/2006	Johnson	EASEMENT/ROW	3755	579	Cowtown Pipeline Partners LP
TX.JO.04.00847.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/24/2006	Johnson	EASEMENT/ROW	3804	914	Cowtown Pipeline Partners LP
TX.JO.04.00848.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3804	919	Cowtown Pipeline Partners LP
TX.JO.04.00849.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	5/1/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00850.ROW	GLENN W. HUFFMAN ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/9/2006	Johnson	EASEMENT/ROW	3860	840	Cowtown Pipeline Partners LP
TX.JO.04.00851.SURF	RICKY FRAZIER ET UX	SOUTHWESTERN GAS PIPELINE, INC.	3/19/2008	Johnson	SURFACE AGREEMENT	4345	158	Cowtown Pipeline Partners LP
TX.JO.04.00852.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3804	926	Cowtown Pipeline Partners LP
TX.JO.04.00853.ROW	RICKY FRAZIER ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/19/2006	Johnson	EASEMENT/ROW	3826	205	Cowtown Pipeline Partners LP
TX.JO.04.00854.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/22/2006	Johnson	EASEMENT/ROW	3837	900	Cowtown Pipeline Partners LP

TX.JO.04.00855.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/24/2006	Johnson	EASEMENT/ROW	3837	911	Cowtown Pipeline Partners LP
TX.JO.04.00856.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	5/15/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00857.ROW	BOBBY G. NEWSOM ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3790	606	Cowtown Pipeline Partners LP
TX.JO.04.00858.ROW	R & R SHAW, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	5/5/2006	Johnson	EASEMENT/ROW	3837	905	Cowtown Pipeline Partners LP
TX.JO.04.00859.ROW	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/5/2006	Johnson	EASEMENT/ROW	3837	908	Cowtown Pipeline Partners LP
TX.JO.04.00860.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	3/21/2006	Johnson	EASEMENT/ROW	3780	382	Cowtown Pipeline Partners LP
TX.JO.04.00861.ROW	J.B. MERCER, JR. ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	4357	464	Cowtown Pipeline Partners LP
TX.JO.04.00861.SURF	J.B. MERCER, JR. ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	SURFACE AGREEMENT	3860	846	Cowtown Pipeline Partners LP
TX.JO.04.00862.ROW	KATHELIA ANNE VAQUERA ET VIR	SOUTHWESTERN GAS PIPELINE, INC.	4/10/2006	Johnson	EASEMENT/ROW	3860	849	Cowtown Pipeline Partners LP
TX.JO.04.00863.ROW	WILETA MAE KRETZSCHMAR ET VIR	SOUTHWESTERN GAS PIPELINE, INC.	4/10/2006	Johnson	EASEMENT/ROW	3860	855	Cowtown Pipeline Partners LP
TX.JO.04.00864.ROW	TONY LYNN NEAL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/11/2006	Johnson	EASEMENT/ROW	3860	852	Cowtown Pipeline Partners LP
TX.JO.04.00865.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	4/24/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00866.ROW	ESTATE OF JOHN H. COKE, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	4/24/2006	Johnson	EASEMENT/ROW	3860	974	Cowtown Pipeline Partners LP
TX.JO.04.00867.ROW	ESTATE OF JOHN H. COKE, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	4/24/2006	Johnson	EASEMENT/ROW	3860	928	Cowtown Pipeline Partners LP
TX.JO.04.00868.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	5/3/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00869.ROW	ONEAL JOHNSON ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3860	861	Cowtown Pipeline Partners LP
TX.JO.04.00870.ROW	JOHN D. JOHNSON	SOUTHWESTERN GAS PIPELINE, INC.	4/20/2006	Johnson	EASEMENT/ROW	3860	858	Cowtown Pipeline Partners LP
TX.JO.04.00871.ROW	LYLE T. REAGAN, CURRY H. REAGAN, DEBBIE REAGAN, AND BRENDA REAGAN	SOUTHWESTERN GAS PIPELINE, INC.	8/3/2006	Johnson	EASEMENT/ROW	3924	492	Cowtown Pipeline Partners LP
TX.JO.04.00872.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	8/2/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00873.ROW	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/17/2006	Johnson	EASEMENT/ROW	3882	109	Cowtown Pipeline Partners LP
TX.JO.04.00874.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	5/10/2007	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00874.PERM	TXDOT	SOUTHWESTERN GAS PIPELINE INC.	8/23/2007	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00875.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	10/12/2006	Johnson	EASEMENT/ROW	3979	26	Cowtown Pipeline Partners LP
TX.JO.04.00876.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/23/2006	Johnson	EASEMENT/ROW	3860	888	Cowtown Pipeline Partners LP
TX.JO.04.00877.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/1/2006	Johnson	EASEMENT/ROW	3860	891	Cowtown Pipeline Partners LP
TX.JO.04.00878.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	8/4/2010	Johnson	CONDEMNATION			Cowtown Pipeline Partners LP
TX.JO.04.00879.ROW	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	8/31/2006	Johnson	EASEMENT/ROW	3924	700	Cowtown Pipeline Partners LP
TX.JO.04.00880.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/22/2006	Johnson	EASEMENT/ROW	3826	195	Cowtown Pipeline Partners LP

TX.JO.04.00881.ROW	ESTATE OF CLIFTON S. HUTCHISON, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	7/12/2006	Johnson	EASEMENT/ROW	3860	932	Cowtown Pipeline Partners LP
TX.JO.04.00882.ROW	OLLIE S. HANNA TRUST	SOUTHWESTERN GAS PIPELINE, INC.	5/12/2006	Johnson	EASEMENT/ROW	3853	893	Cowtown Pipeline Partners LP
TX.JO.04.00883.ROW	DWIGHT PHILLIPS ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/16/2006	Johnson	EASEMENT/ROW	3860	986	Cowtown Pipeline Partners LP
TX.JO.04.00884.ROW	NICK MANUEL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/3/2006	Johnson	EASEMENT/ROW	3853	888	Cowtown Pipeline Partners LP
TX.JO.04.00885.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	6/19/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00886.ROW	ROOF ANGLIN STREET DRUG, INC.	SOUTHWESTERN GAS PIPELINE, INC.	5/18/2006	Johnson	EASEMENT/ROW	3853	901	Cowtown Pipeline Partners LP
TX.JO.04.00887.ROW	BILLY HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/1/2006	Johnson	EASEMENT/ROW	3860	897	Cowtown Pipeline Partners LP
TX.JO.04.00888.ROW	PHILLIP A. HOY	SOUTHWESTERN GAS PIPELINE, INC.	5/25/2006	Johnson	EASEMENT/ROW	3860	894	Cowtown Pipeline Partners LP
TX.JO.04.00889.ROW	BILLY HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/14/2005	Johnson	EASEMENT/ROW	3735	409	Cowtown Pipeline Partners LP
TX.JO.04.00890.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	7/31/2006	Johnson	EASEMENT/ROW	4019	763	Cowtown Pipeline Partners LP
TX.JO.04.00891.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	7/31/2006	Johnson	EASEMENT/ROW	4019	749	Cowtown Pipeline Partners LP
TX.JO.04.00893.ROW	DEVON GAS SERVICES, LP	SOUTHWESTERN GAS PIPELINE, INC.	8/11/2006	Johnson	EASEMENT/ROW	4204	209	Cowtown Pipeline Partners LP
TX.JO.04.00894.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2006	Johnson	EASEMENT/ROW	3860	966	Cowtown Pipeline Partners LP
TX.JO.04.00895.ROW	MICHAEL B. WHITLOCK ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/11/2006	Johnson	EASEMENT/ROW	3898	781	Cowtown Pipeline Partners LP
TX.JO.04.00896.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2006	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00897.ROW	OLIVER E. MEADOWS AND FRANCIS JANE MEADOWS FAMILY TRUST	SOUTHWESTERN GAS PIPELINE, INC.	7/15/2006	Johnson	EASEMENT/ROW	3898	787	Cowtown Pipeline Partners LP
TX.JO.04.00898.ROW	T.L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/18/2007	Johnson	EASEMENT/ROW	4120	837	Cowtown Pipeline Partners LP
TX.JO.04.00899.SURF	T.L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/18/2007	Johnson	SURFACE AGREEMENT	4120	843	Cowtown Pipeline Partners LP
TX.JO.04.00900.ROW	GLENN HUFFMAN ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/26/2007	Johnson	EASEMENT/ROW	4332	603	Cowtown Pipeline Partners LP
TX.JO.04.00901.ROW	GLENN HUFFMAN ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/26/2007	Johnson	EASEMENT/ROW	4226	36	Cowtown Pipeline Partners LP
TX.JO.04.00903.ROW	GLENN HUFFMAN ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/26/2007	Johnson	EASEMENT/ROW	4332	598	Cowtown Pipeline Partners LP
TX.JO.04.00904.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	6/11/2007	Johnson	LICENSE/PERMIT			Cowtown Pipeline Partners LP
TX.JO.04.00905.SURF	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	6/30/2007	Johnson	SURFACE AGREEMENT	4225	774	Cowtown Pipeline Partners LP
TX.JO.04.00906.SURF	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	6/30/2007	Johnson	SURFACE AGREEMENT	4225	777	Cowtown Pipeline Partners LP
TX.JO.04.00907.SURF	CIRCLE R PARTNERSHIP, LTD	SOUTHWESTERN GAS PIPELINE, INC.	7/18/2007	Johnson	SURFACE AGREEMENT	4225	756	Cowtown Pipeline Partners LP
TX.JO.04.00908.SURF	SHARON L. MCCAFFITY	SOUTHWESTERN GAS PIPELINE, INC.	9/12/2007	Johnson	SURFACE AGREEMENT	4214	230	Cowtown Pipeline Partners LP
TX.JO.04.00909.ROW	SHARON L. MCCAFFITY	SOUTHWESTERN GAS PIPELINE, INC.	9/10/2007	Johnson	EASEMENT/ROW	4214	224	Cowtown Pipeline Partners LP
TX.JO.04.00910.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	7/18/2007	Johnson	EASEMENT/ROW	4225	863	Cowtown Pipeline Partners LP

TX.JO.04.00911.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	7/18/2007	Johnson	EASEMENT/ROW	4214	119		Cowtown Pipeline Partners LP
TX.JO.04.00912.ROW	ALFRED KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/12/2007	Johnson	EASEMENT/ROW	4214	178		Cowtown Pipeline Partners LP
TX.JO.04.00913.ROW	LLOYD FERRELL FORY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/11/2007	Johnson	EASEMENT/ROW	4193	43		Cowtown Pipeline Partners LP
TX.JO.04.00915.ROW	R & R SHAW, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2007	Johnson	EASEMENT/ROW	4332	803		Cowtown Pipeline Partners LP
TX.JO.04.00916.SURF	LBR PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	6/30/2007	Johnson	SURFACE AGREEMENT	4225	780		Cowtown Pipeline Partners LP
TX.JO.04.00917.SURF	LBR PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	6/30/2007	Johnson	SURFACE AGREEMENT	4225	783		Cowtown Pipeline Partners LP
TX.JO.04.00918.SURF	LBR PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	6/30/2007	Johnson	SURFACE AGREEMENT	4225	786		Cowtown Pipeline Partners LP
TX.JO.04.00919.SURF	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	7/30/2007	Johnson	SURFACE AGREEMENT	4214	133		Cowtown Pipeline Partners LP
TX.JO.04.00920.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE, INC.	10/8/2007	Johnson	EASEMENT/ROW	4225	970		Cowtown Pipeline Partners LP
TX.JO.04.00921.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE, INC.	10/8/2007	Johnson	EASEMENT/ROW	4225	930		Cowtown Pipeline Partners LP
TX.JO.04.00922.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE, INC.	10/8/2007	Johnson	EASEMENT/ROW	4225	936		Cowtown Pipeline Partners LP
TX.JO.04.00924.ROW	T.L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/20/2006	Johnson	EASEMENT/ROW	3924	727		Cowtown Pipeline Partners LP
TX.JO.04.00925.ROW	T.L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/6/2006	Johnson	EASEMENT/ROW	3897	905		Cowtown Pipeline Partners LP
TX.JO.04.00926.SURF	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/25/2007	Johnson	SURFACE AGREEMENT	4225	771	48017	Cowtown Pipeline Partners LP
TX.JO.04.00927.ROW	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/27/2007	Johnson	EASEMENT/ROW	4214	255	45605	Cowtown Pipeline Partners LP
TX.JO.04.00928.ROW	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/25/2007	Johnson	EASEMENT/ROW	4277	885	2751	Cowtown Pipeline Partners LP
TX.JO.04.00929.SURF	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	11/9/2007	Johnson	SURFACE AGREEMENT	4277	799	2735	Cowtown Pipeline Partners LP
TX.JO.04.00930.ROW	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	8/30/2007	Johnson	EASEMENT/ROW	4277	861	2748	Cowtown Pipeline Partners LP
TX.JO.04.00932.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	9/18/2007	Johnson	EASEMENT/ROW	4226	24	48066	Cowtown Pipeline Partners LP
TX.JO.04.00933.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	9/18/2007	Johnson	EASEMENT/ROW	4277	914	2755	Cowtown Pipeline Partners LP
TX.JO.04.00934.SURF	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINES, INC.	9/18/2007	Johnson	SURFACE AGREEMENT	4214	204	45595	Cowtown Pipeline Partners LP
TX.JO.04.00935.ROW	T.L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/6/2006	Johnson	EASEMENT/ROW	3897	902	37243	Cowtown Pipeline Partners LP
TX.JO.04.00937.ROW	DEVON GAS SERVICES, LP	SOUTHWESTERN GAS PIPELINE, INC.	1/8/2007	Johnson	EASEMENT/ROW	4019	745	6492	Cowtown Pipeline Partners LP
TX.JO.04.00938.SURF	ESTATE OF CLIFTON S. HUTCHISON, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	1/25/2007	Johnson	SURFACE AGREEMENT	4019	687	6477	Cowtown Pipeline Partners LP
TX.JO.04.00939.ROW	JERRY DON ROBINSON	SOUTHWESTERN GAS PIPELINE, INC.	11/27/2006	Johnson	EASEMENT/ROW	4019	740	6491	Cowtown Pipeline Partners LP
TX.JO.04.00940.ROW	ROY WILLIAM REITZ, JR.	SOUTHWESTERN GAS PIPELINE, INC.	12/1/2006	Johnson	EASEMENT/ROW	4019	737	6490	Cowtown Pipeline Partners LP
TX.JO.04.00941.ROW	DEVON GAS SERVICES, LP	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2008	Johnson	EASEMENT/ROW	4403	986	27894	Cowtown Pipeline Partners LP
TX.JO.04.00942.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/4/2007	Johnson	EASEMENT/ROW	4019	813	6502	Cowtown Pipeline Partners LP

TX.JO.04.00943.ROW	ESTATE OF CLIFTON S. HUTCHISON, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	1/25/2007	Johnson	EASEMENT/ROW	4078	275	18097	Cowtown Pipeline Partners LP
TX.JO.04.00944.ROW	KELLY DAWN HANNA	SOUTHWESTERN GAS PIPELINE, INC.	12/28/2006	Johnson	EASEMENT/ROW	4019	810	6501	Cowtown Pipeline Partners LP
TX.JO.04.00945.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	1/4/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00946.ROW	CIRCLE R. PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	808	26568	Cowtown Pipeline Partners LP
TX.JO.04.00948.ROW	CIRCLE R PARTNERSHIP LTD	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	655	26533	Cowtown Pipeline Partners LP
TX.JO.04.00949.ROW	CHARLES W. HOWELL ET UX	SOUTHWESTERN GAS PIPELINE INC.	6/28/2007	Johnson	EASEMENT/ROW	4194	76	41510	Cowtown Pipeline Partners LP
TX.JO.04.00950.SURF	ESTATE OF JOHN H. COKE, DECEASED ET AL	SOUTHWESTERN GAS PIPELINE INC.	10/11/2007	Johnson	SURFACE AGREEMENT	4225	753	48011	Cowtown Pipeline Partners LP
TX.JO.04.00951.SURF	CIRCLE R PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	SURFACE AGREEMENT	4225	745	48007	Cowtown Pipeline Partners LP
TX.JO.04.00952.SURF	CIRCLE R. PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	SURFACE AGREEMENT	4225	747	48008	Cowtown Pipeline Partners LP
TX.JO.04.00953.ROW	CIRCLE R. PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	651	26532	Cowtown Pipeline Partners LP
TX.JO.04.00954.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	659	26534	Cowtown Pipeline Partners LP
TX.JO.04.00955.ROW	CIRCLE R PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC	3/15/2007	Johnson	EASEMENT/ROW	4225	834	48038	Cowtown Pipeline Partners LP
TX.JO.04.00956.SURF	CIRCLE R PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC.	7/31/2008	Johnson	SURFACE AGREEMENT	4445	489	36321	Cowtown Pipeline Partners LP
TX.JO.04.00957.SURF	CIRCLE R PARTNERSHIP LTD	SOUTHWESTERN GAS PIPELINE INC.	7/31/2008	Johnson	SURFACE AGREEMENT	4445	486	36320	Cowtown Pipeline Partners LP
TX.JO.04.00958.ROW	CIRCLE R PARTNERSHIP LTD.	SOUTHWESTERN GAS PIPELINE INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	647	26531	Cowtown Pipeline Partners LP
TX.JO.04.00959.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE INC	1/8/2007	Johnson	EASEMENT/ROW	4019	699	6480	Cowtown Pipeline Partners LP
TX.JO.04.00961.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE INC	1/8/2007	Johnson	EASEMENT/ROW	4019	702	6481	Cowtown Pipeline Partners LP
TX.JO.04.00962.ROW	LYLE T. REAGAN ET AL	SOUTHWESTERN GAS PIPELINE INC.	2/13/2007	Johnson	EASEMENT/ROW	4086	455	19648	Cowtown Pipeline Partners LP
TX.JO.04.00963.ROW	MIKEL LOUIS CONRAD ET UX	SOUTHWESTERN GAS PIPELINE INC.	2/19/2007	Johnson	EASEMENT/ROW	4086	465	19649	Cowtown Pipeline Partners LP
TX.JO.04.00964.PERM	TXDOT	SOUTHWESTERN GAS PIPELINE INC.	2/8/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00965.ROW	CHARLES WAYNE HOWELL ET UX	SOUTHWESTERN GAS PIPELINE INC	1/23/2007	Johnson	EASEMENT/ROW	4086	472	19650	Cowtown Pipeline Partners LP
TX.JO.04.00966.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE INC	1/18/2007	Johnson	EASEMENT/ROW	4086	450	19647	Cowtown Pipeline Partners LP
TX.JO.04.00966.ROW	J N ROOF & SONS	SOUTHWESTERN GAS PIPELINE INC	5/22/2012	Johnson	AMENDMENT			201200011949	Cowtown Pipeline Partners LP
TX.JO.04.00967.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE INC.	5/30/2007	Johnson	EASEMENT/ROW	4120	640	26529	Cowtown Pipeline Partners LP
TX.JO.04.00968.ROW	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE INC.	7/30/2007	Johnson	EASEMENT/ROW	4332	795	13486	Cowtown Pipeline Partners LP
TX.JO.04.00969.SURF	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE INC.	2/1/2007	Johnson	SURFACE AGREEMENT	4086	477	19651	Cowtown Pipeline Partners LP
TX.JO.04.00970.SURF	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE INC.	7/30/2007	Johnson	SURFACE AGREEMENT	4332	634	13452	Cowtown Pipeline Partners LP
TX.JO.04.00971.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	3/15/2007	Johnson	EASEMENT/ROW	4078	241	18089	Cowtown Pipeline Partners LP

TX.JO.04.00972.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	3/14/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00973.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	3/28/2007	Johnson	EASEMENT/ROW	4078	246	18090	Cowtown Pipeline Partners LP
TX.JO.04.00974.ROW	RONALD D. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/19/2007	Johnson	EASEMENT/ROW	4086	573	19676	Cowtown Pipeline Partners LP
TX.JO.04.00975.ROW	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	8/17/2007	Johnson	EASEMENT/ROW	4332	642	13454	Cowtown Pipeline Partners LP
TX.JO.04.00976.ROW	R & R SHAW, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	8/14/2007	Johnson	EASEMENT/ROW	4332	637	13453	Cowtown Pipeline Partners LP
TX.JO.04.00977.ROW	STANLEY LEO WITKOWSKI ET UX	SOUTHWESTERN GAS PIPELINE, INC.	8/3/2007	Johnson	EASEMENT/ROW	4332	841	13497	Cowtown Pipeline Partners LP
TX.JO.04.00978.SURF	STANLEY LEO WITKOWSKI ET UX	SOUTHWESTERN GAS PIPELINE, INC.	8/15/2007	Johnson	SURFACE AGREEMENT	4214	195	45592	Cowtown Pipeline Partners LP
TX.JO.04.00979.ROW	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/23/2007	Johnson	EASEMENT/ROW	4019	820	6504	Cowtown Pipeline Partners LP
TX.JO.04.00980.ROW	JIMMY JOE GILLIAM	SOUTHWESTERN GAS PIPELINE, INC.	2/22/2007	Johnson	EASEMENT/ROW	4120	637	26528	Cowtown Pipeline Partners LP
TX.JO.04.00981.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/31/2007	Johnson	EASEMENT/ROW	4078	140	18061	Cowtown Pipeline Partners LP
TX.JO.04.00982.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	1/26/2007	Johnson	EASEMENT/ROW	4019	667	6472	Cowtown Pipeline Partners LP
TX.JO.04.00983.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	729	26551	Cowtown Pipeline Partners LP
TX.JO.04.00984.ROW	JIMMY JOE GILLIAM	SOUTHWESTERN GAS PIPELINE, INC.	2/22/2007	Johnson	EASEMENT/ROW	4078	143	18062	Cowtown Pipeline Partners LP
TX.JO.04.00985.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/27/2007	Johnson	EASEMENT/ROW	4078	289	18099	Cowtown Pipeline Partners LP
TX.JO.04.00986.ROW	BOB WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	2/26/2007	Johnson	EASEMENT/ROW	4078	149	18064	Cowtown Pipeline Partners LP
TX.JO.04.00987.ROW	JIMMY JOE GILLIAM	SOUTHWESTERN GAS PIPELINE, INC.	2/22/2007	Johnson	EASEMENT/ROW	4078	146	18063	Cowtown Pipeline Partners LP
TX.JO.04.00988.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	4/26/2007	Johnson	EASEMENT/ROW	4120	816	26570	Cowtown Pipeline Partners LP
TX.JO.04.00989.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	4/26/2007	Johnson	EASEMENT/ROW	4120	832	26573	Cowtown Pipeline Partners LP
TX.JO.04.00990.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	4/26/2007	Johnson	EASEMENT/ROW	4120	822	26571	Cowtown Pipeline Partners LP
TX.JO.04.00991.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	4/26/2007	Johnson	EASEMENT/ROW	4120	827	26572	Cowtown Pipeline Partners LP
TX.JO.04.00992.SURF	ESTATE OF JOHN H. COKE, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	5/8/2007	Johnson	SURFACE AGREEMENT	4120	743	26554	Cowtown Pipeline Partners LP
TX.JO.04.00993.SURF	ESTATE OF JOHN H. COKE, DECEASED	SOUTHWESTERN GAS PIPELINE, INC.	5/8/2007	Johnson	SURFACE AGREEMENT	4120	741	26553	Cowtown Pipeline Partners LP
TX.JO.04.00994.ROW	GEORGE WESLEY MARTI III	SOUTHWESTERN GAS PIPELINE, INC.	5/30/2007	Johnson	EASEMENT/ROW	4120	681	26541	Cowtown Pipeline Partners LP
TX.JO.04.00995.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE, INC.	4/19/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.00996.ROW	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/25/2007	Johnson	EASEMENT/ROW	4194	52	41502	Cowtown Pipeline Partners LP
TX.JO.04.00997.ROW	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE INC	3/23/2007	Johnson	EASEMENT/ROW	4078	179	18072	Cowtown Pipeline Partners LP
TX.JO.04.00998.ROW	ONEAL JOHNSON	SOUTHWESTERN GAS PIPELINE INC	4/25/2007	Johnson	EASEMENT/ROW	4086	529	19665	Cowtown Pipeline Partners LP
TX.JO.04.00999.ROW	ESTATE OF JOHN H. COKE ET AL	SOUTHWESTERN GAS PIPELINE INC	5/16/2007	Johnson	EASEMENT/ROW	4120	737	26552	Cowtown Pipeline Partners LP

TX.JO.04.01002.ROW	W.H. WYATT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/30/2007	Johnson	EASEMENT/ROW	4120	756	26558	Cowtown Pipeline Partners LP
TX.JO.04.01003.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/30/2007	Johnson	EASEMENT/ROW	4120	761	26559	Cowtown Pipeline Partners LP
TX.JO.04.01004.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	3/15/2007	Johnson	EASEMENT/ROW	4120	643	26530	Cowtown Pipeline Partners LP
TX.JO.04.01005.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	8/19/2008	Johnson	EASEMENT/ROW	4435	104	34175	Cowtown Pipeline Partners LP
TX.JO.04.01005.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	11/4/2008	Johnson	AMENDMENT	4507	630	49472	Cowtown Pipeline Partners LP
TX.JO.04.01006.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	5/9/2007	Johnson	EASEMENT/ROW	4120	780	26563	Cowtown Pipeline Partners LP
TX.JO.04.01007.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/17/2007	Johnson	EASEMENT/ROW	4120	789	26565	Cowtown Pipeline Partners LP
TX.JO.04.01008.ROW	JAMES DAVID MCMINN ET UX	SOUTHWESTERN GAS PIPELINE, INC	5/24/2007	Johnson	EASEMENT/ROW	4120	785	26564	Cowtown Pipeline Partners LP
TX.JO.04.01009.ROW	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	5/9/2007	Johnson	EASEMENT/ROW	4120	794	26566	Cowtown Pipeline Partners LP
TX.JO.04.01010.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	7/6/2007	Johnson	EASEMENT/ROW	4194	32	41496	Cowtown Pipeline Partners LP
TX.JO.04.01011.SURF	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	6/14/2007	Johnson	SURFACE AGREEMENT	4225	816	48032	Cowtown Pipeline Partners LP
TX.JO.04.01012.SURF	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	6/14/2007	Johnson	SURFACE AGREEMENT	4225	813	48031	Cowtown Pipeline Partners LP
TX.JO.04.01013.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/17/2007	Johnson	EASEMENT/ROW	4230	31	48696	Cowtown Pipeline Partners LP
TX.JO.04.01014.ROW	JIM PUFF ET UX	SOUTHWESTERN GAS PIPELINE, INC.	7/25/2007	Johnson	EASEMENT/ROW	4214	212	45598	Cowtown Pipeline Partners LP
TX.JO.04.01015.ROW	WILLIAM BURSEY SR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	7/19/2007	Johnson	EASEMENT/ROW	4225	898	48051	Cowtown Pipeline Partners LP
TX.JO.04.01016.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE INC.	8/6/2007	Johnson	EASEMENT/ROW	4225	924	48056	Cowtown Pipeline Partners LP
TX.JO.04.01017.ROW	T.E. COX ET UX	SOUTHWESTERN GAS PIPELINE INC.	7/18/2007	Johnson	EASEMENT/ROW	4225	843	48040	Cowtown Pipeline Partners LP
TX.JO.04.01018.ROW	JIMMY RAY RICH JR.	SOUTHWESTERN GAS PIPELINE INC.	9/17/2007	Johnson	EASEMENT/ROW	4225	722	48000	Cowtown Pipeline Partners LP
TX.JO.04.01019.ROW	SHARON L. MCCAFFITY	SOUTHWESTERN GAS PIPELINE INC	8/6/2007	Johnson	EASEMENT/ROW	4225	978	48064	Cowtown Pipeline Partners LP
TX.JO.04.01020.PERM	TXDOT	SOUTHWESTERN GAS PIPELINE INC.	8/29/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01021.ROW	KENNETH L. DAVIDSON ET UX	SOUTHWESTERN GAS PIPELINE INC	7/27/2007	Johnson	EASEMENT/ROW	4225	903	48052	Cowtown Pipeline Partners LP
TX.JO.04.01022.ROW	WILLIAM D. RATLIFF III ET AL	SOUTHWESTERN GAS PIPELINE INC.	9/6/2007	Johnson	EASEMENT/ROW	4226	1	48065	Cowtown Pipeline Partners LP
TX.JO.04.01023.ROW	TERRY SEAGO SCHULTZ ET AL	SOUTHWESTERN GAS PIPELINE INC.	8/23/2007	Johnson	EASEMENT/ROW	4225	908	48053	Cowtown Pipeline Partners LP
TX.JO.04.01024.ROW	TERRY SEAGO SCHULTZ ET AL	SOUTHWESTERN GAS PIPELINE INC.	9/23/2007	Johnson	EASEMENT/ROW	4225	873	48046	Cowtown Pipeline Partners LP
TX.JO.04.01025.SURF	TERRY SEAGO SCHULTZ ET AL	SOUTHWESTERN GAS PIPELINE INC.	8/23/2007	Johnson	SURFACE AGREEMENT	4214	207	45596	Cowtown Pipeline Partners LP
TX.JO.04.01026.SURF	TERRY SEAGO SCHULTZ ET AL	SOUTHWESTERN GAS PIPELINE INC.	9/23/2007	Johnson	SURFACE AGREEMENT	4277	974	2767	Cowtown Pipeline Partners LP
TX.JO.04.01027.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE INC.	10/21/2008	Johnson	EASEMENT/ROW	4543	472	5772	Cowtown Pipeline Partners LP
TX.JO.04.01028.ROW	SHARON L. MCCAFFITY	SOUTHWESTERN GAS PIPELINE INC.	10/8/2007	Johnson	EASEMENT/ROW	4225	918	48055	Cowtown Pipeline Partners LP

TX.JO.04.01029.PERM	JOHNSON COUNTY PUBLIC WORKS	SOUTHWESTERN GAS PIPELINE INC.	10/16/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01030.PERM	TXDOT	SOUTHWESTERN GAS PIPELINE INC.	10/18/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01031.ROW	GAYLAND PUGH ET UX	SOUTHWESTERN GAS PIPELINE INC.	10/15/2007	Johnson	EASEMENT/ROW	4543	443	5767	Cowtown Pipeline Partners LP
TX.JO.04.01032.PERM	TXDOT	SOUTHWESTERN GAS PIPELINE INC.	11/9/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01033.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE INC.	10/16/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01034.ROW	RONNY D. MCPHERSON ET UX	SOUTHWESTERN GAS PIPELINE INC.	10/9/2007	Johnson	EASEMENT/ROW	4225	730	48001	Cowtown Pipeline Partners LP
TX.JO.04.01035.SURF	RONNY D. MCPHERSON ET UX	SOUTHWESTERN GAS PIPELINE INC.	10/18/2007	Johnson	SURFACE AGREEMENT	4225	743	48006	Cowtown Pipeline Partners LP
TX.JO.04.01036.SURF	RONNY D. MCPHERSON ET UX	SOUTHWESTERN GAS PIPELINE INC.	10/18/2007	Johnson	SURFACE AGREEMENT	4225	741	48005	Cowtown Pipeline Partners LP
TX.JO.04.01037.ROW	RONNIE WEST ET UX	SOUTHWESTERN GAS PIPELINE INC.	12/4/2007	Johnson	EASEMENT/ROW	4277	802	2736	Cowtown Pipeline Partners LP
TX.JO.04.01038.SURF	STANLEY LEO WITKOWSKI ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/9/2007	Johnson	SURFACE AGREEMENT	4214	201	45594	Cowtown Pipeline Partners LP
TX.JO.04.01039.SURF	STANLEY LEO WITKOWSKI ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/9/2007	Johnson	SURFACE AGREEMENT	4214	198	45593	Cowtown Pipeline Partners LP
TX.JO.04.01040.SURF	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/12/2007	Johnson	SURFACE AGREEMENT	4332	647	13455	Cowtown Pipeline Partners LP
TX.JO.04.01041.SURF	MICHAEL W. BELL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/12/2007	Johnson	SURFACE AGREEMENT	4332	650	13456	Cowtown Pipeline Partners LP
TX.JO.04.01042.SURF	R & R SHAW, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	9/11/2007	Johnson	SURFACE AGREEMENT	4214	192	45591	Cowtown Pipeline Partners LP
TX.JO.04.01045.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE, INC.	10/18/2007	Johnson	EASEMENT/ROW	4277	919	2756	Cowtown Pipeline Partners LP
TX.JO.04.01046.SURF	LLOYD FERRELL FORY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/11/2007	Johnson	SURFACE AGREEMENT	4225	751	48010	Cowtown Pipeline Partners LP
TX.JO.04.01047.ROW	LLOYD FERRELL FORY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/11/2007	Johnson	EASEMENT/ROW	4225	798	48026	Cowtown Pipeline Partners LP
TX.JO.04.01048.ROW	CHARLES WAYNE HOWELL ET UX	SOUTHWESTERN GAS PIPELINE, INC.	9/30/2008	Johnson	EASEMENT/ROW			200900033782	Cowtown Pipeline Partners LP
TX.JO.04.01049.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE, INC.	10/18/2007	Johnson	EASEMENT/ROW	4277	930	2758	Cowtown Pipeline Partners LP
TX.JO.04.01050.SURF	PHILLIP A. HOY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	11/7/2007	Johnson	SURFACE AGREEMENT	4332	691	13465	Cowtown Pipeline Partners LP
TX.JO.04.01051.SURF	BILLY CHARLES HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/1/2009	Johnson	AMENDMENT	4584	10	13779	Cowtown Pipeline Partners LP
TX.JO.04.01051.SURF	BILLY CHARLES HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	12/12/2007	Johnson	SURFACE AGREEMENT	4332	683	13463	Cowtown Pipeline Partners LP
TX.JO.04.01052.ROW	BILLY CHARLES HICKEY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	12/12/2007	Johnson	EASEMENT/ROW	4332	686	13464	Cowtown Pipeline Partners LP
TX.JO.04.01053.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE, INC.	10/18/2007	Johnson	EASEMENT/ROW	4277	924	2757	Cowtown Pipeline Partners LP
TX.JO.04.01054.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	10/23/2007	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01055.SURF	PHILLIP A. HOY ET UX	SOUTHWESTERN GAS PIPELINE, INC.	11/7/2007	Johnson	SURFACE AGREEMENT	4332	694	13466	Cowtown Pipeline Partners LP
TX.JO.04.01057.SURF	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/9/2008	Johnson	SURFACE AGREEMENT	4332	697	13467	Cowtown Pipeline Partners LP
TX.JO.04.01058.SURF	GEORGE WESLEY MARTI II	SOUTHWESTERN GAS PIPELINE, INC.	12/18/2007	Johnson	SURFACE AGREEMENT	4278	47	2777	Cowtown Pipeline Partners LP

TX.JO.04.01060.SURF	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	1/14/2008	Johnson	SURFACE AGREEMENT	4278	91	2786	Cowtown Pipeline Partners LP
TX.JO.04.01061.SURF	STOCKHOME TRADING CORPORATION	SOUTHWESTERN GAS PIPELINE, INC.	3/4/2008	Johnson	SURFACE AGREEMENT	4332	625	13450	Cowtown Pipeline Partners LP
TX.JO.04.01062.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/30/2008	Johnson	EASEMENT/ROW	4332	608	13445	Cowtown Pipeline Partners LP
TX.JO.04.01063.SURF	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/30/2008	Johnson	SURFACE AGREEMENT	4332	680	13462	Cowtown Pipeline Partners LP
TX.JO.04.01064.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	3/31/2008	Johnson	EASEMENT/ROW	4377	310	22430	Cowtown Pipeline Partners LP
TX.JO.04.01065.ROW	ESTATE OF SUE E. MAHAFFEY	SOUTHWESTERN GAS PIPELINE, INC.	5/19/2008	Johnson	EASEMENT/ROW	4377	289	22429	Cowtown Pipeline Partners LP
TX.JO.04.01066.ROW	ALFRED W. KENNON, JR. ET AL	SOUTHWESTERN GAS PIPELINE, INC.	2/14/2008	Johnson	EASEMENT/ROW	4332	656	13458	Cowtown Pipeline Partners LP
TX.JO.04.01067.SURF	MARY COKE	SOUTHWESTERN GAS PIPELINE, INC.	2/29/2008	Johnson	SURFACE AGREEMENT	4332	653	13457	Cowtown Pipeline Partners LP
TX.JO.04.01069.ROW	CIRCLE R PARTNERSHIP, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	5/5/2008	Johnson	EASEMENT/ROW	4405	969	28299	Cowtown Pipeline Partners LP
TX.JO.04.01070.ROW	J.N. ROOF & SONS	SOUTHWESTERN GAS PIPELINE, INC.	4/28/2008	Johnson	EASEMENT/ROW	4360	557	19109	Cowtown Pipeline Partners LP
TX.JO.04.01071.SURF	STOCKHOME TRADING CORPORATION	SOUTHWESTERN GAS PIPELINE, INC.	4/29/2008	Johnson	SURFACE AGREEMENT			200900019765	Cowtown Pipeline Partners LP
TX.JO.04.01073.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE, INC.	6/11/2008	Johnson	EASEMENT/ROW	4560	246	9130	Cowtown Pipeline Partners LP
TX.JO.04.01074.ROW	WILLIAM R. KORB ESTATE	SOUTHWESTERN GAS PIPELINE, INC.	5/21/2008	Johnson	EASEMENT/ROW	4405	981	28302	Cowtown Pipeline Partners LP
TX.JO.04.01075.ROW	MATTHEW DEVANEY	SOUTHWESTERN GAS PIPELINE, INC.	7/7/2008	Johnson	PIPELINE BASE LEASE RIGHTS	4435	177	34187	Cowtown Pipeline Partners LP
TX.JO.04.01076.ROW	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/20/2008	Johnson	EASEMENT/ROW	4360	536		Cowtown Pipeline Partners LP
TX.JO.04.01077.ROW	DEVON GAS SERVICES, LP	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2008	Johnson	EASEMENT/ROW	4404	54	27908	Cowtown Pipeline Partners LP
TX.JO.04.01078.SURF	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/11/2008	Johnson	SURFACE AGREEMENT	4404	57	27909	Cowtown Pipeline Partners LP
TX.JO.04.01079.SURF	RONNIE L. WEST ET UX	SOUTHWESTERN GAS PIPELINE, INC.	6/11/2008	Johnson	SURFACE AGREEMENT	4404	60	27910	Cowtown Pipeline Partners LP
TX.JO.04.01080.SURF	DEVON GAS SERVICES, LP	SOUTHWESTERN GAS PIPELINE, INC.	7/14/2008	Johnson	SURFACE AGREEMENT	4404	63	27911	Cowtown Pipeline Partners LP
TX.JO.04.01081.ROW	JOHN EDWARD KING	SOUTHWESTERN GAS PIPELINE, INC.	12/29/2008	Johnson	EASEMENT/ROW	4543	480	5773	Cowtown Pipeline Partners LP
TX.JO.04.01082.ROW	JACK CLIFTON WALTERS	SOUTHWESTERN GAS PIPELINE, INC.	12/31/2009	Johnson	EASEMENT/ROW			201000003113	Cowtown Pipeline Partners LP
TX.JO.04.01083.ROW	IV REX RANCH, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	7/12/2011	Johnson	EASEMENT/ROW			201100018580	Cowtown Pipeline Partners LP
TX.JO.04.01084.ROW	IV REX RANCH, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	3/24/2011	Johnson	EASEMENT/ROW			201100016568	Cowtown Pipeline Partners LP
TX.JO.04.01085.ROW	IV REX RANCH, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	5/24/2011	Johnson	EASEMENT/ROW			201100016566	Cowtown Pipeline Partners LP
TX.JO.04.01086.ROW	IV REX RANCH, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	5/24/2011	Johnson	EASEMENT/ROW			201100016567	Cowtown Pipeline Partners LP
TX.JO.04.01087.SURF	RIVE ENTERPRISES, INC.	SOUTHWESTERN GAS PIPELINE, INC.	10/17/2008	Johnson	SURFACE AGREEMENT	4507	575	49460	Cowtown Pipeline Partners LP
TX.JO.04.01088.ROW	WILLIAM D. RATLIFF, III ET AL	SOUTHWESTERN GAS PIPELINE, INC.	5/15/2008	Johnson	EASEMENT/ROW	4377	339	22434	Cowtown Pipeline Partners LP
TX.JO.04.01094.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	SOUTHWESTERN GAS PIPELINE, INC.	9/4/2012	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP

TX.JO.04.01095.ROW	STOCKHOME TRADING CORPORATION	SOUTHWESTERN GAS PIPELINE, INC.	5/31/2012	Johnson	EASEMENT/ROW			201200014646	Cowtown Pipeline Partners LP
TX.JO.04.01096.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE INC.	6/18/2012	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01097.ROW	R & R SHAW, LTD.	SOUTHWESTERN GAS PIPELINE, INC.	6/1/2012	Johnson	EASEMENT/ROW			201200014645	Cowtown Pipeline Partners LP
TX.JO.04.01098.ROW	ESTATE OF JOHN N. ROOF, JR.	SOUTHWESTERN GAS PIPELINE, INC.	5/22/2012	Johnson	EASEMENT/ROW			201200011950	Cowtown Pipeline Partners LP
TX.JO.04.01099.ROW	CHARLES D. CLARK ET UX	SOUTHWESTERN GAS PIPELINE, INC.	5/15/2012	Johnson	EASEMENT/ROW			201200011946	Cowtown Pipeline Partners LP
TX.JO.04.01100.ROW	BARBARA PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE INC.	2/20/2012	Johnson	EASEMENT/ROW			201200005717	Cowtown Pipeline Partners LP
TX.JO.04.01101.ROW	DWIGHT PHILIPS ET UX	SOUTHWESTERN GAS PIPELINE INC.	5/7/2012	Johnson	SURFACE AGREEMENT			201200011947	Cowtown Pipeline Partners LP
TX.JO.04.01102.ROW	JACK CLIFTON WALTERS	SOUTHWESTERN GAS PIPELINE INC.	5/7/2012	Johnson	EASEMENT/ROW			201200011953	Cowtown Pipeline Partners LP
TX.JO.04.01103.ROW	JIM PUFF ET UX	SOUTHWESTERN GAS PIPELINE, INC.	10/17/2011	Johnson	EASEMENT/ROW			201100026862	Cowtown Pipeline Partners LP
TX.JO.04.01104.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	11/2/2011	Johnson	EASEMENT/ROW			201100028814	Cowtown Pipeline Partners LP
TX.JO.04.01105.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	1/3/2012	Johnson	EASEMENT/ROW			201200002113	Cowtown Pipeline Partners LP
TX.JO.04.01106.ROW	BRAD YOUNG TRUST ET AL	SOUTHWESTERN GAS PIPELINE, INC.	2/8/2012	Johnson	EASEMENT/ROW			201200005715	Cowtown Pipeline Partners LP
TX.JO.04.01107.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	11/16/2011	Johnson	EASEMENT/ROW			2011000028816	Cowtown Pipeline Partners LP
TX.JO.04.01108.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	11/2/2011	Johnson	EASEMENT/ROW			201100028815	Cowtown Pipeline Partners LP
TX.JO.04.01109.ROW	BARBARA KING PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE, INC.	1/27/2012	Johnson	EASEMENT/ROW			201200005714	Cowtown Pipeline Partners LP
TX.JO.04.01110.ROAD	DONALD R. BENNETT ET UX	SOUTHWESTERN GAS PIPELINE, INC.	1/23/2007	Johnson	ROAD EASEMENT	4194	17	41492	Cowtown Pipeline Partners LP
TX.JO.04.01111.ROW	LBR FAMILY PARTNERSHIP	SOUTHWESTERN GAS PIPELINE, INC.	1/26/2007	Johnson	EASEMENT/ROW	4019	670	6473	Cowtown Pipeline Partners LP
TX.JO.04.01112.SURF	TERRY SEAGO SCHULTZ ET AL	SOUTHWESTERN GAS PIPELINE, INC.	8/23/2007	Johnson	SURFACE AGREEMENT	4225	789	48023	Cowtown Pipeline Partners LP
TX.JO.04.01113.SURF	THOMAS L. GUTHRIE ET UX	SOUTHWESTERN GAS PIPELINE, INC.	4/4/2007	Johnson	SURFACE AGREEMENT	4120	840	26575	Cowtown Pipeline Partners LP
TX.JO.04.01114.SURF	JIM AND JOAN PUFF ET UX	SOUTHWESTERN GAS PIPELINE, INC.	7/25/2007	Johnson	SURFACE AGREEMENT	4214	218	45599	Cowtown Pipeline Partners LP
TX.JO.04.01115.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE INC.	10/11/2005	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01116.ROW	J.E. COPPENGER	SOUTHWESTERN GAS PIPELINE INC.	10/24/2005	Johnson	EASEMENT/ROW	3659	130	39047	Cowtown Pipeline Partners LP
TX.JO.04.01117.ROW	STEVE HARDCASTLE ET UX	SOUTHWESTERN GAS PIPELINE INC.	10/11/2005	Johnson	EASEMENT/ROW	3658	983	39012	Cowtown Pipeline Partners LP
TX.JO.04.01118.PERM	JOHNSON COUNTY	SOUTHWESTERN GAS PIPELINE INC.	3/14/2006	Johnson	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.JO.04.01120.ROW	BARBARA PLETCHER ET AL	SOUTHWESTERN GAS PIPELINE INC.	2/22/2012	Johnson	EASEMENT/ROW			201200005718	Cowtown Pipeline Partners LP

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number	Current Operator
TX.JO.04.00622.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS, LP	5/30/2006	Somervell	EASEMENT/ROW			46276
TX.JO.04.00628.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS, LP	7/31/2006	Somervell	EASEMENT/ROW			20071434
TX.JO.04.00645.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE PARTNERS LP	9/19/2007	Somervell	EASEMENT/ROW			20073491	Cowtown Pipeline Partners LP
TX.JO.04.00675.ROW	O'GRADY SIX O RANCH AND CATTLE COMPANY, L.C.	COWTOWN PIPELINE, LP	1/24/2006	Somervell	EASEMENT/ROW			43388	Cowtown Pipeline Partners LP
TX.SO.04.00373.ROW	SAMMY MCCULLOUGH AND ANN MCCULLOUGH	COWTOWN PIPELINE, LP	12/17/2007	Somervell	EASEMENT/ROW			20080183	Cowtown Pipeline Partners LP
TX.SO.04.00455.ROW	BOB HARRIS OIL COMPANY	COWTOWN PIPELINE, L.P.	8/19/2008	Somervell	EASEMENT/ROW			20082572	Cowtown Pipeline Partners LP
TX.SO.04.00474.ROW	BOB HARRIS OIL COMPANY	COWTOWN PIPELINE, L.P.	8/19/2008	Somervell	EASEMENT/ROW			20082573	Cowtown Pipeline Partners LP
TX.SO.04.00475.ROW	REECE WHITE	COWTOWN PIPELINE PARTNERS, L.P.	8/4/2008	Somervell	EASEMENT/ROW			20082575	Cowtown Pipeline Partners LP
TX.SO.04.00477.ROW	DONALD TALLMAN	COWTOWN PIPELINE, LP	10/9/2008	Somervell	EASEMENT/ROW			20091673	Cowtown Pipeline Partners LP
TX.SO.04.00478.ROW	WEST TEXAS DISTRICT CHURCH OF THE NAZARENE	COWTOWN PIPELINE, LP	10/27/2008	Somervell	EASEMENT/ROW			20083167	Cowtown Pipeline Partners LP
TX.SO.04.00480.ROW	REECE WHITE	COWTOWN PIPELINE PARTNERS, LP	2/10/2007	Somervell	EASEMENT/ROW			20081710	Cowtown Pipeline Partners LP
TX.SO.04.00674.ROW	S.W. WHITE FARM AND RANCH PROPERTIES L.P.	COWTOWN PIPELINE PARTNERS L.P.	3/27/2006	Somervell	EASEMENT/ROW			20080993	Cowtown Pipeline Partners LP
TX.SO.04.00676.ROW	UNIMIN TEXAS COMPANY LP	COWTOWN PIPELINE PARTNERS	3/1/2006	Somervell	EASEMENT/ROW			43386	Cowtown Pipeline Partners LP
TX.SO.04.00677.ROW	SHIRLEY GREGORY	COWTOWN PIPELINE PARTNERS L.P.	1/28/2006	Somervell	EASEMENT/ROW			43138	Cowtown Pipeline Partners LP
TX.SO.04.00678.ROW	PATMOS VISIONS, LLC	COWTOWN PIPELINE PARTNERS L.P.	2/8/2006	Somervell	EASEMENT/ROW			43389	Cowtown Pipeline Partners LP
TX.SO.04.00679.ROW	CHEYENNE HILLS/GLEN ROSE 618 LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS L.P.	2/8/2006	Somervell	EASEMENT/ROW			43390	Cowtown Pipeline Partners LP
TX.SO.04.00680.ROW	DENNIS W. REGER AND CATHERINE R. REGER	COWTOWN PIPELINE PARTNERS L.P.	2/23/2006	Somervell	EASEMENT/ROW			43387	Cowtown Pipeline Partners LP
TX.SO.04.00681.ROW	C. PHILIP IVES	COWTOWN PIPELINE PARTNERS L.P.	2/23/2006	Somervell	EASEMENT/ROW			43391	Cowtown Pipeline Partners LP
TX.SO.04.00682.ROW	DALERIE LAMPHERE AND REED LAMPHERE	COWTOWN PIPELINE PARTNERS L.P.	4/3/2006	Somervell	EASEMENT/ROW			44125	Cowtown Pipeline Partners LP
TX.SO.04.00683.ROW	BETTY CRIGLER	COWTOWN PIPELINE PARTNERS L.P.	3/24/2006	Somervell	EASEMENT/ROW			44126	Cowtown Pipeline Partners LP
TX.SO.04.00684.ROW	STATE OF TEXAS	COWTOWN PIPELINE PARTNERS L.P.	5/2/2006	Somervell	LICENSE/PERMIT			44124	Cowtown Pipeline Partners LP
TX.SO.04.00685.ROW	SUNNY LOUISE MCKAY	COWTOWN PIPELINE PARTNERS L.P.	4/12/2006	Somervell	EASEMENT/ROW			44127	Cowtown Pipeline Partners LP
TX.SO.04.00686.ROW	MARK CRAWFORD AND TEENA CRAWFORD	COWTOWN PIPELINE PARTNERS L.P.	4/18/2006	Somervell	EASEMENT/ROW			44128	Cowtown Pipeline Partners LP
TX.SO.04.00687.ROW	DURAND PAUL KNOX AND TESSA MIKULENCAK KNOX	COWTOWN PIPELINE PARTNERS L.P.	5/7/2006	Somervell	EASEMENT/ROW			44353	Cowtown Pipeline Partners LP
TX.SO.04.00688.ROW	DALE H. MCDOUGALL AND DENISE A. MCDOUGALL	COWTOWN PIPELINE PARTNERS L.P.	4/20/2006	Somervell	EASEMENT/ROW			44129	Cowtown Pipeline Partners LP
TX.SO.04.00689.ROW	WILLIAM J. O'CONNELL AND ROSANNE T. O'CONNELL	COWTOWN PIPELINE PARTNERS L.P.	4/6/2006	Somervell	EASEMENT/ROW			44354	Cowtown Pipeline Partners LP
TX.SO.04.00690.ROW	LOVEDA SWAIM	COWTOWN PIPELINE PARTNERS L.P.	4/19/2006	Somervell	EASEMENT/ROW			44355	Cowtown Pipeline Partners LP
TX.SO.04.00691.ROW	ROBERT M. WILSON AND EMILY R. WILSON	COWTOWN PIPELINE PARTNERS L.P.	2/8/2006	Somervell	EASEMENT/ROW			43392	Cowtown Pipeline Partners LP

TX.SO.04.00692.ROW	BRENDA RANSOM AND DOUG RANSOM	COWTOWN PIPELINE PARTNERS L.P.	2/6/2006	Somervell	EASEMENT/ROW			43393	Cowtown Pipeline Partners LP
TX.SO.04.00693.ROW	JIMMY J. ALLDREDGE AND FREDDA JEAN ALLDREDGE	COWTOWN PIPELINE PARTNERS L.P.	4/10/2006	Somervell	EASEMENT/ROW			44357	Cowtown Pipeline Partners LP
TX.SO.04.00694.ROW	BILLY BUZAN SAFFER	COWTOWN PIPELINE PARTNERS L.P.	2/7/2006	Somervell	EASEMENT/ROW			43394	Cowtown Pipeline Partners LP
TX.SO.04.00695.ROW	DON RIDINGS	COWTOWN PIPELINE PARTNERS L.P.	2/14/2006	Somervell	EASEMENT/ROW			43395	Cowtown Pipeline Partners LP
TX.SO.04.00697.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE L.P.	3/14/2006	Somervell	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.SO.04.00698.ROW	BENJAMIN L. SMITH AND WIFE JANIS K. SMITH	COWTOWN PIPELINE L.P.	9/28/2005	Somervell	EASEMENT/ROW			44351	Cowtown Pipeline Partners LP
TX.SO.04.00700.PERM	SOMERVELL COUNTY	COWTOWN PIPE L.P.	4/20/2006	Somervell	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.SO.04.00701.PERM	SOMERVELL COUNTY	COWTOWN PIPE L.P.	4/20/2006	Somervell	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.SO.04.00702.ROW	JIMMY LEE RIDDLE AND SARAH RIDDLE	COWTOWN PIPELINE L.P.	10/21/2005	Somervell	EASEMENT/ROW			44348	Cowtown Pipeline Partners LP
TX.SO.04.00703.ROW	FRANCIS FRY FOR THE FINNEY D. FRY TRUST	COWTOWN PIPELINE L.P.	3/6/2005	Somervell	EASEMENT/ROW			44349	Cowtown Pipeline Partners LP
TX.SO.04.00703.ROW	FRANCIS FRY FOR THE FINNEY D. FRY TRUST	COWTOWN PIPELINE L.P.	6/30/2006	Somervell	AMENDMENT			44714	Cowtown Pipeline Partners LP
TX.SO.04.00704.ROW	KENNETH L. FRY AND MARETTA A. FRY	COWTOWN PIPELINE L.P.	3/6/2006	Somervell	EASEMENT/ROW			44350	Cowtown Pipeline Partners LP
TX.SO.04.00705.PERM	SOMERVELL COUNTY	COWTOWN PIPELINE L.P.	4/20/2006	Somervell	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.SO.04.00706.ROW	STEVE RANDALL SMITH	COWTOWN PIPELINE L.P.	4/17/2006	Somervell	EASEMENT/ROW			44352	Cowtown Pipeline Partners LP
TX.SO.04.00707.ROW	JOSE REYES	COWTOWN PIPELINE L.P.	5/9/2006	Somervell	EASEMENT/ROW			44356	Cowtown Pipeline Partners LP
TX.SO.04.00708.ROW	OTTO RATLIFF AND LAURIE RATLIFF	COWTOWN PIPELINE, L.P.	4/4/2006	Somervell	EASEMENT/ROW			44715	Cowtown Pipeline Partners LP
TX.SO.04.00709.ROW	GEORGE NODEN	COWTOWN PIPELINE, L.P.	5/9/2006	Somervell	EASEMENT/ROW			44716	Cowtown Pipeline Partners LP
TX.SO.04.00710.ROW	JAMES M. JOHNSON AND CORBIE C. JOHNSON, POWERS OF ATTY J.M. JOHNSON JR.	COWTOWN PIPELINE PARTNERS, L.P.	6/30/2006	Somervell	EASEMENT/ROW			45964	Cowtown Pipeline Partners LP
TX.SO.04.00710.ROW	JAMES M. JOHNSON AND CORBIE C. JOHNSON, POWERS OF ATTY J.M. JOHNSON JR.	COWTOWN PIPELINE PARTNERS, L.P.	6/30/2006	Somervell	EASEMENT/ROW	3974	712	52840	Cowtown Pipeline Partners LP
TX.SO.04.00711.ROW	CYNTHIA L. KINCAID	COWTOWN PIPELINE, L.P.	2/14/2006	Somervell	EASEMENT/ROW			45444	Cowtown Pipeline Partners LP
TX.SO.04.00712.ROW	THE STATE OF TEXAS	COWTOWN PIPELINE PARTNERS, L.P.	10/12/2006	Somervell	EASEMENT/ROW			45788	Cowtown Pipeline Partners LP
TX.SO.04.00713.ROW	DOROTHY WALDEN LITTLE AND SHERRY WALKER, ATTORNEY IN FACT	COWTOWN PIPELINE PARTNERS, L.P.	7/15/2006	Somervell	EASEMENT/ROW			45446	Cowtown Pipeline Partners LP
TX.SO.04.00714.ROW	JIM D. NIXON AND ALYCE NIXON	COWTOWN PIPELINE PARTNERS, L.P.	9/16/2006	Somervell	EASEMENT/ROW			45443	Cowtown Pipeline Partners LP
TX.SO.04.00715.ROW	ROBERT AND MARGARET KING	COWTOWN PIPELINE PARTNERS, L.P.	1/16/2007	Somervell	EASEMENT/ROW			20070274	Cowtown Pipeline Partners LP
TX.SO.04.00716.ROW	BENJAMIN L. SMITH AND JANIS K. SMITH	COWTOWN PIPELINE, L.P.	2/5/2007	Somervell	EASEMENT/ROW			20070859	Cowtown Pipeline Partners LP
TX.SO.04.00717.ROW	KENNETH S. GEORGE AND PARTICIA M. GEORGE	COWTOWN PIPELINE, L.P.	2/22/2007	Somervell	EASEMENT/ROW			20070858	Cowtown Pipeline Partners LP
TX.SO.04.00719.ROW	BENJAMIN L. SMITH AND JANIS K. SMITH	COWTOWN PIPELINE, L.P.	4/16/2007	Somervell	EASEMENT/ROW			20072295	Cowtown Pipeline Partners LP
TX.SO.04.00720.PERM	SOMERVELL COUNTY COMMISSIONERS COURT	COWTOWN PIPELINE, L.P.	2/2/2007	Somervell	LICENSE/PERMIT				Cowtown Pipeline Partners LP
TX.SO.04.00721.ROW	JACK MORRIS	COWTOWN PIPELINE, L.P.	1/26/2006	Somervell	EASEMENT/ROW			20071643	Cowtown Pipeline Partners LP

TX.SO.04.00722.ROW	ANNE I. REEVES INDIVIDUALLY AND AS TRUSTEE OF THE WALTER A. AND ANNE REEVES LIVING TRUST	COWTOWN PIPELINE PARTNERS, L.P.	1/24/2008	Somervell	SURFACE AGREEMENT	20080270	Cowtown Pipeline Partners LP
TX.SO.04.00723.ROW	PHIL A. DUGGER	COWTOWN PIPELINE PARTNERS, L.P.	5/23/2008	Somervell	EASEMENT/ROW	20072327	Cowtown Pipeline Partners LP
TX.SO.04.00724.ROW	JAMES R. HEWLETT	COWTOWN PIPELINE PARTNERS, L.P.	5/21/2008	Somervell	EASEMENT/ROW	20082330	Cowtown Pipeline Partners LP
TX.SO.04.00725.ROW	THOMAS L. DUGGER AND REBECCA DUGGER	COWTOWN PIPELINE PARTNERS, L.P.	5/20/2008	Somervell	EASEMENT/ROW	20082329	Cowtown Pipeline Partners LP
TX.SO.04.00726.ROW	DOUGLAS D. DUGGER	COWTOWN PIPELINE PARTNERS, L.P.	5/16/2008	Somervell	EASEMENT/ROW	20082325	Cowtown Pipeline Partners LP
TX.SO.04.00727.ROW	LINDA R. IVY	COWTOWN PIPELINE PARTNERS, L.P.	7/9/2008	Somervell	EASEMENT/ROW	20082332	Cowtown Pipeline Partners LP
TX.SO.04.00728.ROW	ROGER LEE ARMSTRONG	COWTOWN PIPELINE PARTNERS, L.P.	8/7/2008	Somervell	EASEMENT/ROW	20083062	Cowtown Pipeline Partners LP
TX.SO.04.00729.ROW	JIMMY DOYLE BRANHAM	COWTOWN PIPELINE PARTNERS, L.P.	9/8/2008	Somervell	EASEMENT/ROW	20082905	Cowtown Pipeline Partners LP
TX.SO.04.00730.ROW	JIMMY DOYLE BRANHAM	COWTOWN PIPELINE PARTNERS, L.P.	9/29/2008	Somervell	SURFACE AGREEMENT	20082904	Cowtown Pipeline Partners LP
TX.SO.04.00731.ROW	REECE WHITE	COWTOWN PIPELINE PARTNERS, L.P.	8/4/2008	Somervell	SURFACE AGREEMENT	20082576	Cowtown Pipeline Partners LP
TX.SO.04.00732.ROW	JAMES R. HEWLETT	COWTOWN PIPELINE PARTNERS, L.P.	10/2/2008	Somervell	EASEMENT/ROW	20083063	Cowtown Pipeline Partners LP
TX.SO.04.00732.ROW	DONNAL L. HANKINS AND WIFE, TRACI DENISE HANKINS	COWTOWN	10/6/2008	Somervell	EASEMENT/ROW	20090150	Cowtown Pipeline Partners LP
TX.SO.04.00733.ROW	JAMES R. HEWLETT	COWTOWN PIPELINE PARTNERS, L.P.	10/2/2008	Somervell	EASEMENT/ROW	20083063	Cowtown Pipeline Partners LP
TX.SO.04.00734.ROW	LLOYD M. WRIT, JR. AND WIFE, MARY RUTH WIRT	COWTOWN PIPELINE PARTNERS, L.P.	10/7/2008	Somervell	EASEMENT/ROW	20083309	Cowtown Pipeline Partners LP
TX.SO.04.00737.ROW	BILLY D. STRICKLAND AND WIFE, KAREN STRICKLAND	COWTOWN PIPELINE, L.P.	6/24/2009	Somervell	AMENDMENT	20091297	Cowtown Pipeline Partners LP
TX.SO.04.00737.ROW	BILLY D. STRICKLAND AND WIFE, KAREN STRICKLAND	COWTOWN PIPELINE, L.P.	10/9/2008	Somervell	EASEMENT/ROW	20090148	Cowtown Pipeline Partners LP
TX.SO.04.00738.ROW	EDWARD C. HORNICK AND WIFE, DARLA HORNICK	COWTOWN PIPELINE PARTNERS, L.P.	10/13/2008	Somervell	EASEMENT/ROW	20083307	Cowtown Pipeline Partners LP
TX.SO.04.00739.ROW	JOHN C. PARKER AND MARY R. PARKER	COWTOWN PIPELINE PARTNERS, L.P.	10/10/2008	Somervell	EASEMENT/ROW	20090625	Cowtown Pipeline Partners LP
TX.SO.04.00740.ROW	REECE WHITE	COWTOWN PIPELINE PARTNERS, L.P.	6/6/2007	Somervell	EASEMENT/ROW	20080991	Cowtown Pipeline Partners LP
TX.SO.04.00742.ROW	REECE WHITE	COWTOWN PIPELINE, L.P.	11/3/2005	Somervell	EASEMENT/ROW	20080992	Cowtown Pipeline Partners LP
TX.SO.04.00744.ROW	THE STATE OF TEXAS	COWTOWN PIPELINE PARTNERS, L.P.	8/6/2008	Somervell	EASEMENT/ROW	20082189	Cowtown Pipeline Partners LP
TX.SO.04.00748.ROW	INGRAM CONCRETE, LLC	COWTOWN PIPELINE PARTNERS, LP	10/30/2008	Somervell	EASEMENT/ROW	20083081	Cowtown Pipeline Partners LP
TX.SO.04.00749.ROW	REBECCA BROWN KELLER	COWTOWN PIPELINE PARTNERS, LP	11/25/2008	Somervell	EASEMENT/ROW	20083168	Cowtown Pipeline Partners LP
TX.SO.04.00750.ROW	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	10/13/2008	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00752.ROW	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	10/1/2008	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00753.ROW	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	10/1/2008	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00755.ROW	JUAN RODRIGUEZ AND MARIA RODRIGUEZ	COWTOWN PIPELINE PARTNERS, LP	9/9/2009	Somervell	EASEMENT/ROW	20100180	Cowtown Pipeline Partners LP
TX.SO.04.00756.ROW	BARTOLOME R. SANCHEZ AND WISABINA G. SANCHEZ	COWTOWN PIPELINE PARTNERS, LP	9/10/2009	Somervell	EASEMENT/ROW	20100179	Cowtown Pipeline Partners LP
TX.SO.04.00758.ROW	DANIEL BUTLER	COWTOWN PIPELINE PARTNERS, LP	10/13/2009	Somervell	EASEMENT/ROW	20100178	Cowtown Pipeline Partners LP

TX.SO.04.00759.ROW	JOE G. WHITWORTH AND LORETTA I. WHITWORTH	COWTOWN PIPELINE PARTNERS, LP	12/14/2009	Somervell	EASEMENT/ROW	20100245	Cowtown Pipeline Partners LP
TX.SO.04.00760.ROW	NICKY L. HULSEY II AND TAMMY L. HULSEY	COWTOWN PIPELINE PARTNERS, LP	12/1/2009	Somervell	EASEMENT/ROW	20100243	Cowtown Pipeline Partners LP
TX.SO.04.00761.ROW	ROBERT D. POLLEY	COWTOWN PIPELINE PARTNERS, LP	12/30/2009	Somervell	EASEMENT/ROW	20100254	Cowtown Pipeline Partners LP
TX.SO.04.00762.ROW	RONALD SEXTON AND CELINDA SEXTON	COWTOWN PIPELINE PARTNERS, LP	12/23/2009	Somervell	EASEMENT/ROW	20100246	Cowtown Pipeline Partners LP
TX.SO.04.00763.ROW	RODOLFO O. LOPEZ AND ROSA MARIA LOPEZ	COWTOWN PIPELINE PARTNERS, LP	12/28/2009	Somervell	EASEMENT/ROW	20100252	Cowtown Pipeline Partners LP
TX.SO.04.00764.ROW	JIMMY D. BRANHAM AND IDA BRANHAM	COWTOWN PIPELINE PARTNERS, LP	12/17/2010	Somervell	EASEMENT/ROW	20100244	Cowtown Pipeline Partners LP
TX.SO.04.00765.ROW	HAPPY HILLS FARM	COWTOWN PIPELINE PARTNERS, LP	12/31/2009	Somervell	EASEMENT/ROW	20100251	Cowtown Pipeline Partners LP
TX.SO.04.00766.ROW	CASEY BURCH AND STACIE BURCH	COWTOWN PIPELINE PARTNERS, LP	1/5/2010	Somervell	EASEMENT/ROW	20100256	Cowtown Pipeline Partners LP
TX.SO.04.00767.ROW	MIGUEL SANCHEZ AND ESPERANZA SANCHEZ	COWTOWN PIPELINE PARTNERS, LP	1/5/2010	Somervell	EASEMENT/ROW	20100253	Cowtown Pipeline Partners LP
TX.SO.04.00768.ROW	DAVID ARROYOS AND ROSA ARROYOS	COWTOWN PIPELINE PARTNERS, LP	1/4/2010	Somervell	EASEMENT/ROW	20100255	Cowtown Pipeline Partners LP
TX.SO.04.00770.ROW	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	11/12/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00771.PERM	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	11/12/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00772.PERM	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	12/28/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00773.ROW	ANITA M. GOFF TRUST	COWTOWN PIPELINE PARTNERS L.P.	1/18/2010	Somervell	EASEMENT/ROW	20100247	Cowtown Pipeline Partners LP
TX.SO.04.00774.ROW	RONALD SEXTON AND CELINDA SEXTON	COWTOWN PIPELINE PARTNERS L.P.	1/18/2010	Somervell	EASEMENT/ROW	20100250	Cowtown Pipeline Partners LP
TX.SO.04.00776.PERM	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	12/28/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00777.PERM	SOMERVELL COUNTY	COWTOWN PIPELINE PARTNERS, L.P.	12/28/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00778.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	12/23/2009	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.SO.04.00779.ROW	QUICKSILVER RESOURCES INC,	COWTOWN PIPELINE PARTNERS L.P.	11/25/2008	Somervell	EASEMENT/ROW	20091723	Cowtown Pipeline Partners LP
TX.SO.04.00780.ROW	CANDACE SUZANNE ALLEN GARRETT	COWTOWN PIPELINE PARTNERS, L.P.	4/21/2011	Somervell	EASEMENT/ROW	20111112	Cowtown Pipeline Partners LP
TX.SO.04.00781.ROW	ANITA M. GOFF TRUST	COWTOWN PIPELINE PARTNERS L.P.	4/25/2011	Somervell	EASEMENT/ROW	20111113	Cowtown Pipeline Partners LP
TX.SO.04.00782.ROW	ANITA M. GOFF TRUST	COWTOWN PIPELINE PARTNERS L.P.	4/25/2011	Somervell	EASEMENT/ROW	20111114	Cowtown Pipeline Partners LP
TX.SO.04.00783.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	4/19/2011	Somervell	LICENSE/PERMIT		Cowtown Pipeline Partners LP

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number	Current Operator
TX.TA.02.00001.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035259	Cowtown Pipeline Partners LP
TX.TA.02.00002.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035258	Cowtown Pipeline Partners LP
TX.TA.02.00003.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035257	Cowtown Pipeline Partners LP
TX.TA.02.00004.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035256	Cowtown Pipeline Partners LP
TX.TA.02.00005.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035255	Cowtown Pipeline Partners LP
TX.TA.02.00006.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035254	Cowtown Pipeline Partners LP
TX.TA.02.00007.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	10/20/2011	Tarrant	EASEMENT/ROW			D212035253	Cowtown Pipeline Partners LP
TX.TA.02.00008.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14697	Cowtown Pipeline Partners LP
TX.TA.02.00009.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035252	Cowtown Pipeline Partners LP
TX.TA.02.00010.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14696	Cowtown Pipeline Partners LP
TX.TA.02.00011.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14695	Cowtown Pipeline Partners LP
TX.TA.02.00012.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14694	Cowtown Pipeline Partners LP
TX.TA.02.00013.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14693	Cowtown Pipeline Partners LP
TX.TA.02.00014.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14692	Cowtown Pipeline Partners LP
TX.TA.02.00015.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14691	Cowtown Pipeline Partners LP
TX.TA.02.00016.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035251	Cowtown Pipeline Partners LP
TX.TA.02.00017.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035250	Cowtown Pipeline Partners LP
TX.TA.02.00018.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035249	Cowtown Pipeline Partners LP
TX.TA.02.00019.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035248	Cowtown Pipeline Partners LP
TX.TA.02.00020.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035247	Cowtown Pipeline Partners LP
TX.TA.02.00021.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035246	Cowtown Pipeline Partners LP
TX.TA.02.00022.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035245	Cowtown Pipeline Partners LP
TX.TA.02.00023.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035244	Cowtown Pipeline Partners LP
TX.TA.02.00024.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035243	Cowtown Pipeline Partners LP
TX.TA.02.00025.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035242	Cowtown Pipeline Partners LP
TX.TA.02.00026.ROW	ALLIANCE CENTER WEST ASSOCIATION, INC.	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035241	Cowtown Pipeline Partners LP
TX.TA.02.00027.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035240	Cowtown Pipeline Partners LP
TX.TA.02.00028.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035239	Cowtown Pipeline Partners LP
TX.TA.02.00029.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035238	Cowtown Pipeline Partners LP
TX.TA.02.00030.ROW	ADL DEVELOPMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW			D212035237	Cowtown Pipeline Partners LP
TX.TA.02.00031.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14690	Cowtown Pipeline Partners LP
TX.TA.02.00032.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW			2012-14689	Cowtown Pipeline Partners LP

TX.TA.02.00033.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14699	Cowtown Pipeline Partners LP
TX.TA.02.00034.ROW	EAGLE INCOME PROPERTIES, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14688	Cowtown Pipeline Partners LP
TX.TA.02.00035.ROW	EAGLE INCOME PROPERTIES, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14687	Cowtown Pipeline Partners LP
TX.TA.02.00036.ROW	EAGLE INCOME PROPERTIES, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14686	Cowtown Pipeline Partners LP
TX.TA.02.00037.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14685	Cowtown Pipeline Partners LP
TX.TA.02.00038.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	2/1/2011	Tarrant	EASEMENT/ROW	2012-14684	Cowtown Pipeline Partners LP
TX.TA.02.00039.PERM	CITY OF HASLET	COWTOWN PIPELINE PARTNERS, L.P.	6/20/2011	Tarrant	LICENSE/PERMIT	d211212735	Cowtown Pipeline Partners LP
TX.TA.02.00040.PERM	CITY OF HASLET	COWTOWN PIPELINE PARTNERS, L.P.	6/20/2011	Tarrant	LICENSE/PERMIT	D211212738	Cowtown Pipeline Partners LP
TX.TA.02.00041.PERM	CITY OF HASLET	COWTOWN PIPELINE PARTNERS, L.P.	6/20/2011	Tarrant	LICENSE/PERMIT	D211212736	Cowtown Pipeline Partners LP
TX.TA.02.00042.PERM	CITY OF HASLET	COWTOWN PIPELINE PARTNERS, L.P.	6/20/2011	Tarrant	LICENSE/PERMIT	D211212737	Cowtown Pipeline Partners LP
TX.TA.02.00043.PERM	CITY OF HASLET	COWTOWN PIPELINE PARTNERS, L.P.	6/20/2011	Tarrant	LICENSE/PERMIT	D211212739	Cowtown Pipeline Partners LP
TX.TA.02.00057.ROW	SYNERGY INDUSTRIAL PARK, LTD.	EAGLE MOUNTAIN PIPELINE, LP.	7/12/2005	Tarrant	EASEMENT/ROW	D210042819	Cowtown Pipeline Partners LP
TX.TA.02.00058.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS, LP	4/7/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00059.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS, LP	6/9/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00061.ROW	JL STEVENSON CORPORATION	COWTOWN PIPELINE PARTNERS, LP	4/14/2010	Tarrant	EASEMENT/ROW	D210231968	Cowtown Pipeline Partners LP
TX.TA.02.00062.ROW	PRIMARY REALTY ASSETS, LP	COWTOWN PIPELINE PARTNERS, LP	4/23/2010	Tarrant	EASEMENT/ROW	D210231972	Cowtown Pipeline Partners LP
TX.TA.02.00082.ROW	TRIPLE "T" FARMS, LTD.	COWTOWN PIPELINE, LP	2/27/2009	Tarrant	EASEMENT/ROW	D209188718	Cowtown Pipeline Partners LP
TX.TA.02.00083.ROW	FORT WORTH RAILROAD SALVAGE, INC.	COWTOWN PIPELINE, LP	4/9/2009	Tarrant	EASEMENT/ROW	D209243916	Cowtown Pipeline Partners LP
TX.TA.02.00084.ROW	FW FORT WORTH 109, LP	EAGLE MOUNTAIN PIPELINE COMPANY, LP	2/4/2005	Tarrant	EASEMENT/ROW	D205055739	Cowtown Pipeline Partners LP
TX.TA.02.00085.ROW	AIL INVESTMENT, LP	CHIEF RESOURCES ALLIANCE PIPELINE, LLC	5/19/2008	Tarrant	EASEMENT/ROW	D208215308	Cowtown Pipeline Partners LP
TX.TA.02.00086.ROW	SONE K. SANGCHAN	EAGLE MOUNTAIN PIPELINE COMPANY, LP	3/30/2005	Tarrant	EASEMENT/ROW	D206161681	Cowtown Pipeline Partners LP
TX.TA.02.00087.PERM	CITY OF ARLINGTON	COWTOWN PIPELINE, LP	9/5/2008	Tarrant	LICENSE/PERMIT	D208463986	Cowtown Pipeline Partners LP
TX.TA.02.00088.ROW	SYNERGY INDUSTRIAL PARK, LTD.	CHIEF OIL & GAS LLC.	10/20/2004	Tarrant	EASEMENT/ROW	D205055742	Cowtown Pipeline Partners LP
TX.TA.02.00089.ROW	METROPORT CITIES FELLOWSHIP, INC.	EAGLE MOUNTAIN PIPELINE COMPANY, LP.	1/12/2006	Tarrant	EASEMENT/ROW	D206061770	Cowtown Pipeline Partners LP
TX.TA.02.00090.ROW	METROPORT CITIES FELLOWSHIP, INC.	EAGLE MOUNTAIN PIPELINE COMPANY, L.P.	1/12/2006	Tarrant	EASEMENT/ROW	D206061771	Cowtown Pipeline Partners LP
TX.TA.02.00091.ROW	KATY ROAD 29 AC, LTD.	EAGLE MOUNTAIN PIPELINE COMPANY LP	4/29/2005	Tarrant	EASEMENT/ROW	D206119319	Cowtown Pipeline Partners LP
TX.TA.02.00092.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	EAGLE MOUNTAIN PIPELINE CO., L.P.	1/7/2005	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00093.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	EAGLE MOUNTAIN PIPELINE CO. LTD.	3/6/2006	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00094.PERM	CITY OF FORT WORTH	CHIEF OIL AND GAS, LLC.	6/16/2004	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00095.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE L.P.	3/10/2009	Tarrant	EASEMENT/ROW	D209188719	Cowtown Pipeline Partners LP
TX.TA.02.00096.PERM	UNION PACIFIC RAILROAD COMPANY	COWTOWN PIPELINE PARTNERS L.P.	2/23/2007	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00097.PERM	UNION PACIFIC RAILROAD COMPANY	COWTOWN PIPELINE PARTNERS L.P.	2/23/2007	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00098.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS L.P.	2/22/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP

TX.TA.02.00099.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS L.P.	4/9/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00100.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083608	Cowtown Pipeline Partners LP
TX.TA.02.00101.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	2010-33492	Cowtown Pipeline Partners LP
TX.TA.02.00102.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	2010-33491	Cowtown Pipeline Partners LP
TX.TA.02.00103.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083618	Cowtown Pipeline Partners LP
TX.TA.02.00104.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083607	Cowtown Pipeline Partners LP
TX.TA.02.00105.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083619	Cowtown Pipeline Partners LP
TX.TA.02.00106.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083620	Cowtown Pipeline Partners LP
TX.TA.02.00107.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083609	Cowtown Pipeline Partners LP
TX.TA.02.00108.ROW	ALLIANCE CENTER WEST ASSOCIATION, INC.	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083615	Cowtown Pipeline Partners LP
TX.TA.02.00109.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083614	Cowtown Pipeline Partners LP
TX.TA.02.00110.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	D210083616	Cowtown Pipeline Partners LP
TX.TA.02.00111.ROW	AIL INVESTMENT, LP	COWTOWN PIPELINE PARTNERS, LP	1/1/2010	Tarrant	EASEMENT/ROW	2010-33493	Cowtown Pipeline Partners LP
TX.TA.02.00112.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS L.P.	4/2/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00113.PERM	TRINITY RIVER AUTHORITY OF TEXAS	COWTOWN PIPELINE PARTNERS L.P.	4/19/2010	Tarrant	LICENSE/PERMIT	D210143187	Cowtown Pipeline Partners LP
TX.TA.02.00114.ROW	GEBERT FAMILY PARTNERSHIP L.P.	COWTOWN PIPELINE PARTNERS LP	8/13/2010	Tarrant	EASEMENT/ROW	2010-122471	Cowtown Pipeline Partners LP
TX.TA.02.00115.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	COWTOWN PIPELINE PARTNERS L.P.	8/10/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00117.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS, L.P.	8/18/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00118.ROW	GT/OLD DENTON LTD.	COWTOWN PIPELINE PARTNERS LP	6/4/2010	Tarrant	EASEMENT/ROW	D210231978	Cowtown Pipeline Partners LP
TX.TA.02.00119.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	9/7/2010	Tarrant	EASEMENT/ROW	D210270550	Cowtown Pipeline Partners LP
TX.TA.02.00120.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	COWTOWN PIPELINE PARTNERS L.P.	9/17/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00121.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	COWTOWN PIPELINE PARTNERS L.P.	9/14/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00122.ROW	MARK J. DAVIS	COWTOWN PIPELINE PARTNERS LP	3/11/2011	Tarrant	EASEMENT/ROW	D211128505	Cowtown Pipeline Partners LP
TX.TA.02.00123.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	3/16/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00124.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	3/16/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00125.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	8/28/2012	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00125.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	12/1/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00126.ROW	ONCOR ELECTRIC DELIVERY COMPANY LLC	QUICKSILVER RESOURCES INC.	3/30/2011	Tarrant	EASEMENT/ROW	D211110846	Cowtown Pipeline Partners LP
TX.TA.02.00127.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	QUICKSILVER RESOURCES INC.	5/20/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00128.PERM	TARRANT COUNTY TRANSPORTATION SERVICES DEPARTMENT	QUICKSILVER RESOURCES INC.	5/20/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00129.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	5/6/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00130.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	5/6/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00131.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	5/6/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP

TX.TA.02.00132.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	4/4/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00133.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	8/26/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00134.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	6/17/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00136.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS L.P.	2/14/2012	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00137.PERM	BNSF RAILWAY COMPANY	COWTOWN PIPELINE PARTNERS L.P.	2/14/2012	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00138.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	6/22/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00139.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	5/2/2011	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.02.00147.ROW	TRANSCONTINENTAL REALTY INVESTORS, INC.	COWTOWN PIPELINE PARTNERS L.P.	5/14/2010	Tarrant	EASEMENT/ROW	D210231980	Cowtown Pipeline Partners LP
TX.TA.02.00148.ROW	RWJ REALTY, LLC	COWTOWN PIPELINE PARTNERS L.P.	5/10/2010	Tarrant	EASEMENT/ROW	D210231970	Cowtown Pipeline Partners LP
TX.TA.02.00149.ROW	BEAR CREEK PLAZA LTD., A TEXAS LIMITED PARTNERSHIP	COWTOWN PIPELINE PARTNERS LP	6/4/2010	Tarrant	EASEMENT/ROW	D210231976	Cowtown Pipeline Partners LP
TX.TA.03.00001.DEED	COWTOWN PIPELINE PARTNERS L.P.	COWTOWN PIPELINE L.P.	6/20/2007	Tarrant	DEED	D207220854	Cowtown Pipeline Partners LP
TX.TA.03.00002.LSE	LAR MHP HOLDINGS LP	COWTOWN PIPELINE L.P.	1/3/2008	Tarrant	LEASE	D208013952	Cowtown Pipeline Partners LP
TX.TA.03.00003.ROW	OAKRIDGE SCHOOL, INC.	COWTOWN PIPELINE PARTNERS, L.P.	4/27/2009	Tarrant	AMENDMENT	D209132290	Cowtown Pipeline Partners LP
TX.TA.03.00003.ROW	OAKRIDGE SCHOOL, INC.	COWTOWN PIPELINE PARTNERS, L.P.	6/23/2008	Tarrant	EASEMENT/ROW	D208243759	Cowtown Pipeline Partners LP
TX.TA.03.00004.ROW	ARLINGTON INDEPENDENT SCHOOL DISTRICT	COWTOWN PIPELINE PARTNERS L.P.	4/22/2010	Tarrant	AMENDMENT	D210103479	Cowtown Pipeline Partners LP
TX.TA.03.00004.ROW	ARLINGTON INDEPENDENT SCHOOL DISTRICT	COWTOWN PIPELINE PARTNERS L.P.	5/3/2007	Tarrant	EASEMENT/ROW	D207161050	Cowtown Pipeline Partners LP
TX.TA.03.00005.ROW	303 JOINT VENTURE	COWTOWN PIPELINE PARTNERS L.P.	5/10/2007	Tarrant	EASEMENT/ROW	D208092595	Cowtown Pipeline Partners LP
TX.TA.03.00006.ROW	DAN DIPERT TRAVEL SERVICES, INC.	COWTOWN PIPELINE PARTNERS L.P.	3/21/2008	Tarrant	EASEMENT/ROW	D208106476	Cowtown Pipeline Partners LP
TX.TA.03.00007.ROW	ONCOR ELECTRIC DELIVERY COMPANY	COWTOWN PIPELINE PARTNERS, LP	5/23/2007	Tarrant	EASEMENT/ROW	D207217422	Cowtown Pipeline Partners LP
TX.TA.03.00008.ROW	UNIVISION RADIO BROADCASTING TEXAS, L.P.	COWTOWN PIPELINE PARTNERS L.P.	5/1/2009	Tarrant	AMENDMENT	D209139759	Cowtown Pipeline Partners LP
TX.TA.03.00008.ROW	UNIVISION RADIO BROADCASTING TEXAS, L.P.	COWTOWN PIPELINE PARTNERS L.P	6/5/2007	Tarrant	EASEMENT/ROW	D207217424	Cowtown Pipeline Partners LP
TX.TA.03.00009.ROW	LOLA C. VECERA	COWTOWN PIPELINE PARTNERS L.P.	6/1/2007	Tarrant	EASEMENT/ROW	D207217426	Cowtown Pipeline Partners LP
TX.TA.03.00010.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, LP	4/25/2007	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00011.ROW	CYNTHIA ANN EVANS ESTES	COWTOWN PIPELINE LP.	7/27/2007	Tarrant	EASEMENT/ROW	D207295242	Cowtown Pipeline Partners LP
TX.TA.03.00012.ROW	JULIUS O'NEAL BELL, VIKKI ELAINE BELL, TROYLAN ANN BELL	COWTOWN PIPELINE LP.	6/27/2007	Tarrant	EASEMENT/ROW	D207334248	Cowtown Pipeline Partners LP
TX.TA.03.00013.ROW	BOSWELL DEVELOPMENT COMPANY	COWTOWN PIPELINE PARTNERS, L.P.	6/19/2007	Tarrant	EASEMENT/ROW	D207285909	Cowtown Pipeline Partners LP
TX.TA.03.00014.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	4/19/2007	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00015.ROW	VIVIENNE BOSWELL WILLIAMS, DONALD EARLE WILLIAMS, JR., LISA BOSWELL WILLIAMS DIFFLEY, LESLIE VIVIEN WILLIAMS SUMMERS, AND PATRICIA LYNN WILLIAMS	COWTOWN PIPELINE PARTNERS, L.P.	8/16/2007	Tarrant	EASEMENT/ROW	D207298735	Cowtown Pipeline Partners LP
TX.TA.03.00016.ROW	WILLIE STRAWTHER	COWTOWN PIPELINE LP.	8/24/2007	Tarrant	EASEMENT/ROW	D207334250	Cowtown Pipeline Partners LP
TX.TA.03.00017.ROW	EXTEX LAPORT, LIMITED PARTNERSHIP	COWTOWN PIPELINE LP	8/30/2007	Tarrant	EASEMENT/ROW	D207348996	Cowtown Pipeline Partners LP
TX.TA.03.00018.ROW	BILLIE B. MOSITES TRUST	COWTOWN PIPELINE L.P.	10/10/2007	Tarrant	EASEMENT/ROW	D207378536	Cowtown Pipeline Partners LP
TX.TA.03.00018.ROW	BILLIE B. MOSITES TRUST	COWTOWN PIPELINE L.P.	11/30/2007	Tarrant	AMENDMENT	D207432224	Cowtown Pipeline Partners LP
TX.TA.03.00019.ROW	KEITH A. KIDWELL	COWTOWN PIPELINE LP	10/12/2007	Tarrant	EASEMENT/ROW	D207367967	Cowtown Pipeline Partners LP

TX.TA.03.00020.ROW	HAZEL LEWIS WILTZ	COWTOWN PIPELINE L.P.	11/13/2007	Tarrant	EASEMENT/ROW	D207406410	Cowtown Pipeline Partners LP
TX.TA.03.00021.ROW	MICHAEL C. OLCOTT	COWTOWN PIPELINE LP	5/14/2008	Tarrant	AMENDMENT	D208186904	Cowtown Pipeline Partners LP
TX.TA.03.00021.ROW	MICHAEL C. OLCOTT	COWTOWN PIPELINE LP	10/1/2007	Tarrant	EASEMENT/ROW	D207367971	Cowtown Pipeline Partners LP
TX.TA.03.00022.ROW	MARY S. OLCOTT	COWTOWN PIPELINE LP	4/22/2008	Tarrant	AMENDMENT	D208186900	Cowtown Pipeline Partners LP
TX.TA.03.00022.ROW	MARY S. OLCOTT	COWTOWN PIPELINE LP	10/4/2007	Tarrant	EASEMENT/ROW	D207367969	Cowtown Pipeline Partners LP
TX.TA.03.00023.ROW	OLIN W. GIBBINS	COWTOWN PIPELINE LP	9/18/2007	Tarrant	EASEMENT/ROW	D207348993	Cowtown Pipeline Partners LP
TX.TA.03.00024.ROW	CECIL SANDERLIN	COWTOWN PIPELINE L.P.	9/26/2007	Tarrant	EASEMENT/ROW	D207348994	Cowtown Pipeline Partners LP
TX.TA.03.00025.ROW	ELAINE HENDERSON	COWTOWN PIPELINE L.P.	10/10/2007	Tarrant	EASEMENT/ROW	D207367965	Cowtown Pipeline Partners LP
TX.TA.03.00026.ROW	WHIZ-Q STONE	COWTOWN PIPELINE LP	1/17/2008	Tarrant	AMENDMENT	D208020041	Cowtown Pipeline Partners LP
TX.TA.03.00026.ROW	WHIZ-Q INC.	COWTOWN PIPELINE LP	11/7/2007	Tarrant	EASEMENT/ROW	D207406413	Cowtown Pipeline Partners LP
TX.TA.03.00028.ROW	ANCIENT OAKS, LTD.	COWTOWN PIPELINE L.P.	11/21/2007	Tarrant	EASEMENT/ROW	D207430955	Cowtown Pipeline Partners LP
TX.TA.03.00029.ROW	WATERVIEW ESTATES NORTH LP	COWTOWN PIPELINE L.P.	1/16/2008	Tarrant	AMENDMENT	D208019648	Cowtown Pipeline Partners LP
TX.TA.03.00029.ROW	WATERVIEW ESTATES NORTH LP	COWTOWN PIPELINE L.P.	11/7/2007	Tarrant	EASEMENT/ROW	D207406414	Cowtown Pipeline Partners LP
TX.TA.03.00030.ROW	THE ESTATE OF C. F. MULLINIX	COWTOWN PIPELINE L.P.	12/3/2007	Tarrant	EASEMENT/ROW	D207455787	Cowtown Pipeline Partners LP
TX.TA.03.00031.ROW	THE MORROW FAMILY TRUST	COWTOWN PIPELINE LP	11/26/2007	Tarrant	EASEMENT/ROW	D207430954	Cowtown Pipeline Partners LP
TX.TA.03.00032.ROW	LEWIS & ASSOCIATES REALTORS, INC	COWTOWN PIPELINE L.P.	1/11/2007	Tarrant	EASEMENT/ROW	D208013953	Cowtown Pipeline Partners LP
TX.TA.03.00033.ROW	THELMA MULLINIX ESTATE	COWTOWN PIPELINE L.P.	11/29/2007	Tarrant	EASEMENT/ROW	D207455789	Cowtown Pipeline Partners LP
TX.TA.03.00034.ROW	OAK CREEK HOUSING PROPERTIES, LP, A TEXAS LIMITED PARTNERSHIP	COWTOWN PIPELINE, LP, A TEXAS LIMITED PARTNERSHIP	12/20/2007	Tarrant	EASEMENT/ROW	D207455784	Cowtown Pipeline Partners LP
TX.TA.03.00035.ROW	TECHLINE, INC.	COWTOWN PIPELINE L.P.	12/10/2007	Tarrant	EASEMENT/ROW	D207455783	Cowtown Pipeline Partners LP
TX.TA.03.00036.ROW	CITY OF FORT WORTH	COWTOWN PIPELINE L.P.	1/16/2008	Tarrant	EASEMENT/ROW	D208025886	Cowtown Pipeline Partners LP
TX.TA.03.00037.ROW	CITY OF FORT WORTH	COWTOWN PIPELINE L.P.	1/22/2008	Tarrant	EASEMENT/ROW	D208025884	Cowtown Pipeline Partners LP
TX.TA.03.00038.ROW	LAR MHP HOLDINGS LP	COWTOWN PIPELINE L.P.	12/20/2007	Tarrant	EASEMENT/ROW	D208013951	Cowtown Pipeline Partners LP
TX.TA.03.00039.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	3/13/2008	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00040.ROW	QUICKSILVER RESOURCES INC, & MARSHALL R. YOUNG OIL COMPANY	COWTOWN PIPELINE PARTNERS LP	6/3/2008	Tarrant	EASEMENT/ROW	D208214148	Cowtown Pipeline Partners LP
TX.TA.03.00041.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	7/15/2009	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00042.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	7/15/2009	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00043.PERM	TRINITY RIVER AUTHORITY OF TEXAS	COWTOWN PIPELINE PARTNERS L.P.	5/21/2010	Tarrant	LICENSE/PERMIT	D210143185	Cowtown Pipeline Partners LP
TX.TA.03.00044.ROW	MARY SUSAN OLCOTT	COWTOWN PIPELINE PARTNERS, LP.	7/16/2010	Tarrant	EASEMENT/ROW	D210270555	Cowtown Pipeline Partners LP
TX.TA.03.00045.PERM	TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT)	COWTOWN PIPELINE PARTNERS, L.P.	3/2/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00046.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	9/27/2010	Tarrant	EASEMENT/ROW	D210237214	Cowtown Pipeline Partners LP
TX.TA.03.00047.ROW	MARY S. OLCOTT	COWTOWN PIPELINE PARTNERS L.P.	9/15/2010	Tarrant	EASEMENT/ROW	D210270551	Cowtown Pipeline Partners LP
TX.TA.03.00048.PERM	CITY OF FORT WORTH	COWTOWN PIPELINE PARTNERS LP	8/26/2010	Tarrant	LICENSE/PERMIT		Cowtown Pipeline Partners LP
TX.TA.03.00049.ROAD	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE PARTNERS L.P.	9/28/2010	Tarrant	ROAD EASEMENT	D210239366	Cowtown Pipeline Partners LP

TX.TA.03.00050.ROW	WHIZ-Q INC.	QUICKSILVER RESOURCES, INC.	10/20/2010	Tarrant	EASEMENT/ROW	D210285003	Cowtown Pipeline Partners LP
TX.TA.03.00052.ROW	JSCP PARTNERS, L.P.	COWTOWN PIPELINE, L.P.	9/2/2008	Tarrant	EASEMENT/ROW	D208361851	Cowtown Pipeline Partners LP
TX.TA.03.00053.ROW	WATERVIEW ESTATES NORTH, LP	COWTOWN PIPELINE, LP	3/26/2010	Tarrant	EASEMENT/ROW	D210111280	Cowtown Pipeline Partners LP
TX.TA.03.00054.ROW	QUICKSILVER RESOURCES INC.	COWTOWN PIPELINE, LP	3/10/2009	Tarrant	EASEMENT/ROW	D209132287	Cowtown Pipeline Partners LP
TX.TA.03.00055.ROW	SOUTHEASTERN FREIGHT LINES INC.	COWTOWN PIPELINE PARTNERS L.P.	3/5/2010	Tarrant	EASEMENT/ROW	D210231966	Cowtown Pipeline Partners LP
TX.TA.03.00056.ROW	WINSTON ELECTRIC L.P.	COWTOWN PIPELINE PARTNERS, L.P.	3/8/2010	Tarrant	EASEMENT/ROW	D210231974	Cowtown Pipeline Partners LP
TX.TA.03.00057.ROW	MICHAEL C. OLCOTT	COWTOWN PIPELINE, L.P.	5/14/2008	Tarrant	EASEMENT/ROW	D208186906	Cowtown Pipeline Partners LP
TX.TA.03.00058.ROW	MARY SUSAN OLCOTT	COWTOWN PIPELINE, L.P.	4/22/2008	Tarrant	EASEMENT/ROW	D208186902	Cowtown Pipeline Partners LP
TX.TA.03.00059.ROW	TEXAS MIDSTREAM GAS SERVICES, LLC	COWTOWN PIPELINE, LP	6/20/2008	Tarrant	EASEMENT/ROW	D208335033	Cowtown Pipeline Partners LP
TX.TA.03.00060.ROW	WATERVIEW ESTATES, LP	COWTOWN PIPELINE PARTNERS, LP	3/26/2010	Tarrant	EASEMENT/ROW	D210111281	Cowtown Pipeline Partners LP
TX.TA.03.00061.ROW	ONCOR ELECTRIC DELIVERY COMPANY LLC	COWTOWN PIPELINE LP	6/24/2008	Tarrant	EASEMENT/ROW	D208295769	Cowtown Pipeline Partners LP

File Number	Grantor	Grantee	Agreement Date	County	Agreement Type	Book	Page	Recording Number
TX.ER.04.00028.ROW	JIMMIE RAMAGE AND HAZEL RAMAGE	COWTOWN PIPELINE PARTNERS L.P.	8/10/2006	Erath	EASEMENT/ROW	1309	788	610932

GRANTOR	GRANTEE	EFFECTIVE DATE	COUNTY	Agreement Type	ADDRESS
Jones Day	Crestwood Midstream Partners LLC	3/5/2009	Harris	Sublease	717 Texas Avenue, Suite 3150, Houston , TX 77002
Petro Harvester Oil & Gas LLC	Crestwood Midstream Partners LP	4/26/2012	Harris	Sublease	700 Louisiana Street, Houston, TX 77002

GRANTOR	GRANTEE	EFFECTIVE DATE	COUNTY	Agreement Type	ADDRESS
Midwinter Investment Group LLC	Crestwood Midstream Partners LP	3/20/2012	Kanawha	Sublease	700 Virginia Street, East, Suite 240, Charleston, WV 25301

GRANTOR	GRANTEE	EFFECTIVE DATE	COUNTY	Agreement Type	ADDRESS
Behringer Harvard Burnett Plaza LP	Crestwood Midstream Partners LP	8/31/2010	Tarrant	Lease	801 Cherry St., Floor 34, Fort Worth, TX 76102

GRANTOR	GRANTEE	EFFECTIVE DATE	COUNTY	Agreement Type	ADDRESS
Quicksilver Resources Inc.	Quicksilver Gas Services LP	10/1/2010	Somervell	Lease	310 Bo Gibbs Blvd., Glen RoseTexas

SCHEDULE 3.20 Insurance

Line of Coverage	Insurance Company	Policy Number

Workers Compensation	Liberty Mutual Fire Ins. Co.	$1MM – Employer’s Liab. Each Accident $1MM – Employer’s Liab. Each Employee $1MM – Employer’s Liab Policy Limit

UAutomobile Liability & Physical Damage	Liberty Mutual Fire Ins. Co.	$1MM – Liability

Commercial General Liability	Liberty Mutual Fire Ins. Co.	$2MM – General Aggregate $2MM – Products/Compl. Ops. Aggregate $1MM – Personal & Adv. Injury $1MM – Each Occurrence $10K – Medical Payments $300K – Damage to Rented Premises (Each Occurrence)

Umbrella/Excess Liability ($25MM)	American Guarantee and Liability Ins. Co.	$25MM – General Aggregate $25MM – Products/Compl.Ops. Aggregate $25MM – Each Occurrence

Excess Liability ($25MM xs $25MM)	AXIS Liens Surplus Insurance Co.	$25MM General Aggregate $25MM Products/Compl. Ops. Aggregate $25MM Each Occurrence

Excess Liability ($25MM xs $50MM)	Chubb Custom Insurance Co.	$25MM – General Aggregate $25MM – Products/Compl.Ops. Aggregate $25MM – Each Occurrence

Excess Liability ($25MM xs $75MM)	Fireman’s Fund Insurance Co.	$25MM – General Aggregate $25MM – Products/Compl.Ops. Aggregate $25MM – Each Occurrence

Property	Liberty Mutual Zurich American Nat’l Union ACE Amer. Allianz HCC	$200,000,000 – Per Occurrence, property, except various sublimits:

Site Pollution Incident Legal Liability	Indian Harbor Ins.Co.	$ 5MM Each Incident $15MM Policy Aggregate

SCHEDULE 3.23

Contracts and other agreements of the Borrower and its Relevant Subsidiaries available on “EDGAR” (the Electronic Data Gathering Analysis and Retrieval system of the SEC) at http://www.sec.gov/edgar.shtml.

SCHEDULE 6.01 Indebtedness

Bond Number	Issuing Carrier	Principal	Bond Amount
B006336	U.S. Specialty Insurance Company	Cowtown Pipeline Partners L.P.	$ 200,000.00
B006423	U.S. Specialty Insurance Company	Crestwood Arkansas Pipeline LLC	$ 10,000.00
SUR0000526	Argonaut Insurance Company	Cowtown Gas Processing Partners L.P.	$ 25,000.00
SUR0000527	Argonaut Insurance Company	Cowtown Pipeline Partners, L.P.	$ 25,000.00
SUR0000528	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000529	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000530	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000531	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000532	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000533	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000534	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 50,000.00
SUR0000535	Argonaut Insurance Company	Cowtown Pipeline Partners, LP	$ 470,000.00
SUR0015263	Argonaut Insurance Company	Crestwood Midstream Partners LP	$ 46,000.00
SUR0015273	Argonaut Insurance Company	Crestwood Panhandle Pipeline LLC	$ 25,000.00
SUR0015274	Argonaut Insurance Company	Cowtown Pipeline Partners L.P.	$ 50,000.00
SUR0015275	Argonaut Insurance Company	Cowtown Pipeline Partners L.P.	$ 50,000.00
SUR0015276	Argonaut Insurance Company	Cowtown Pipeline Partners L.P.	$ 50,000.00

SCHEDULE 6.02(a) Liens

None.

SCHEDULE 6.04 Investments

None.

SCHEDULE 6.07 Transactions with Affiliates

None.

EXHIBIT A

FORM OF

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert names of Assignee(s)] (the “Assignee[s]”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Revolving Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee[s]:

        [and is an Affiliate/Approved Fund of [Identify Lender]]

3. Administrative Agent: Wells Fargo Bank, N.A.

4. Credit Agreement: The Amended and Restated Credit Agreement dated as of November 16, 2012, among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A.

and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION], as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.

5. Assigned Interest1:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans*
[Revolving Facility Loan]			%
[Incremental Term Loan]			%

Effective Date:             ,     , 20    . [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	Add additional table for each Assignee.
*	Calculate to 9 decimal places and show as a percentage of aggregate Loans of all Lenders in respect of the applicable Facility.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name: Title:

ASSIGNEE [NAME OF ASSIGNEE][2]

By:
Name: Title:

Consented3 to and accepted:

WELLS FARGO BANK, N.A., as Administrative Agent

By:
Name: Title:

[Consented4 to:]

[Issuing Lender]

By:
Name: Title:

[Consented5 to:]

[2]	Add additional signature blocks if there is more than one Assignee.
[3]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.
[4]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.
[5]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

[Swingline Lender]

By:
Name: Title:

[Consented6 to:]

CRESTWOOD MIDSTREAM PARTNERS LP

By:
Name: Title:

[6]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance; provided, however, that it shall be promptly followed by an original. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B

FORM OF PREPAYMENT NOTICE

Wells Fargo Bank, N.A.

as Administrative Agent

for the Lenders referred to below

1525 West W.T. Harris Blvd.

MAC D1109-019

Charlotte, North Carolina 28262

Attention: Erika Myers

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned, CRESTWOOD MIDSTREAM PARTNERS LP, refers to the Credit Agreement, and hereby gives you notice that, pursuant to Section 2.11 of the Credit Agreement, the undersigned intends to make a prepayment of a Revolving Facility Borrowing in [ABR Loans or Eurodollar Loans], in the amount of $                    1.

Very truly yours,

CRESTWOOD MIDSTREAM PARTNERS LP

By:
Name: Title:

[1]	Please provide reasonably detailed calculation of the amount of prepayment.

B-1

EXHIBIT C-1

FORM OF

BORROWING REQUEST

Wells Fargo Bank, N.A.

as Administrative Agent [and Issuing Bank]

for the Lenders referred to below

1525 West W.T. Harris Blvd.

MAC D1109-019

Charlotte, North Carolina 28262

Attention: Erika Myers

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.

This notice constitutes a Borrowing Request of the Borrower and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

For a Revolving Facility Borrowing or issuance of Revolving Letter of Credit,

(A) Borrower [and Name of Account Party]1:

(B) Aggregate or Face Amount of Borrowing: US$

(C) Date of Borrowing (which shall be a Business Day):

(D) Type of Borrowing (ABR, Eurodollar, or Revolving Letter of Credit):

(E) Interest Period (if a Eurodollar Borrowing):2

[1]	If Borrower requests that a letter of credit be issued on behalf of another Loan Party.

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(F)	[Location and number of the Borrower’s account or any other account agreed upon by the Administrative Agent] [Beneficiary (if a Revolving Letter of Credit)3]:

(G)	Expiry date (if a Revolving Letter of Credit)[4]:

For [a Borrowing of Incremental Term Loans],

(A)	Aggregate Amount of Borrowing: US$

(B)	Type of Borrowing (ABR or Eurodollar):

(C)	Interest Period (if a Eurodollar Borrowing):[5]

(D)	Location and number of the Borrower’s account or any other account agreed upon by the Administrative Agent:

[2]	Which must comply with the definition of “Interest Period” and end not later than the Revolving Facility Maturity Date.
[3]	Please specify name and address.
[4]

This date must be (A) unless the applicable Issuing Bank agrees to a later expiration date, the date one year after the date of issuance (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five Business Days prior to the Revolving Facility Maturity Date.

[5]	Which must comply with the definition of “Interest Period”.

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We hereby certify that, on and as of the date hereof, no Default or Event of Default has occurred or is continuing and the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Very truly yours,

CRESTWOOD MIDSTREAM PARTNERS LP

By:
Name: Title:

C-1-3

EXHIBIT C-2

FORM OF

SWINGLINE BORROWING REQUEST

Wells Fargo Bank, N.A.

as Swingline Lender

for the Lenders referred to below

1525 West W.T. Harris Blvd.

MAC D1109-019

Charlotte, North Carolina 28262

Attention: Erika Myers

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.

This notice constitutes a Swingline Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

Aggregate Amount of Borrowing: US$

Date of Borrowing (which shall be a Business Day):

Location and number of the Borrower’s account or any other account agreed upon by the Swingline Lender:

C-2-1

We hereby certify that, on and as of the date hereof, no default or Event of Default has occurred or is continuing and the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Very truly yours,

CRESTWOOD MIDSTREAM PARTNERS LP

By:
Name: Title:

C-2-2

EXHIBIT D

FORM OF

INTEREST ELECTION REQUEST

Wells Fargo, N.A.

as Administrative Agent [and Issuing Bank]

for the Lenders referred to below

1525 West W.T. Harris Blvd.

MAC D1109-019

Charlotte, North Carolina 28262

Attention: Erika Myers

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.

This notice constitutes an Interest Election Request by the Borrower and the Borrower hereby requests a [conversion] [continuation] of [IDENTIFY BORROWING] pursuant to Section 2.07 of the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such conversion or continuation:

For a Revolving Facility Borrowing,

(A) Amount of initial Borrowing being converted1: US$

(B) Effective Date (which shall be a Business Day):

(C) Type of Borrowing (ABR or Eurodollar)2:

[1]	For conversions only. Please complete a separate form for each portion of the initial Borrowing being converted.
[2]	For conversions only.

D-1

(D) Interest Period (if a Eurodollar Borrowing):3

For a Borrowing of Incremental Term Loans,

(A) Amount of Initial Borrowing being converted4: US$

(B) Effective Date of resulting Borrowing (which shall be a Business Day):

(C) Type of resulting Borrowing (ABR or Eurodollar)5:

(D) Interest Period (if a Eurodollar Borrowing):6

Very truly yours,

CRESTWOOD MIDSTREAM PARTNERS LP

By:
Name: Title:

[3]

For conversions and continuations of Eurodollar Borrowings. If the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Interest Period shall be deemed to be of one month’s duration.

[4]	For conversions only. Please complete a separate form for each portion of the initial Borrowing being converted.
[5]	For conversions only.
[6]	For conversions and continuations. If the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Interest Period shall be deemed to be of one month’s duration.

D-2

EXHIBIT E

FORM OF

COLLATERAL AGREEMENT

[SEPARATELY ATTACHED]

E-1

EXHIBIT F

FORM OF

SOLVENCY CERTIFICATE

I, the undersigned, the [Chief Financial Officer] [title of other Responsible Officer] of the Borrower (as defined below), DO HEREBY CERTIFY on behalf of the Borrower that:

1. This Certificate is furnished pursuant to Section 4.02(g) of the Amended and Restated Credit Agreement (as in effect on the date of this Certificate) dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.

2. Immediately after giving effect to the Transactions, (a) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Restatement Date.

3. The Borrower does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any Subsidiary, and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

[Signature Page Follows]

F-1

IN WITNESS WHEREOF, I have hereunto set my hand this     day of             , 2012.

CRESTWOOD MIDSTREAM PARTNERS LP, as Borrower

By:
Name: Title:

F-2

EXHIBIT G-1

FORM OF REVOLVING NOTE

$	Dated: , 2012

FOR VALUE RECEIVED, the undersigned, CRESTWOOD MIDSTREAM PARTNERS LP (the “Borrower”), HEREBY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the principal amount of the Revolving Facility Loans (as defined below) owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.

The Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of each Revolving Facility Loan advanced to the Borrower from the date of such Revolving Facility Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in U.S. dollars to Wells Fargo Bank, N.A., as Administrative Agent, at 525 West W.T. Harris Blvd., Charlotte, North Carolina 28262, Attention: Erika Myers, Tel: (704) 590-2779, Fax: (704) 715-0017, in immediately available funds. Each Revolving Facility Loan advanced to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the promissory notes referred to in Section 2.09(e) of the Credit Agreement and is entitled to the benefits of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the “Revolving Facility Loans”) by the Revolving Facility Lenders to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding U.S.$550,000,000, the indebtedness of the Borrower resulting from each such Revolving Facility Loan being, on request of a Revolving Facility Lender, evidenced by such promissory notes, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting

G-1-1

in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.

The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court sitting in New York County. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

G-1-2

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

CRESTWOOD MIDSTREAM PARTNERS LP, as Borrower

By:
Name: Title:

G-1-3

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loans	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT G-2

FORM OF INCREMENTAL TERM LOAN NOTE

$	Dated: , 2012

FOR VALUE RECEIVED, the undersigned, CRESTWOOD MIDSTREAM PARTNERS LP (the “Borrower”), HEREBY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the principal amount of the Incremental Term Loans (as defined below) owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.

The Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of the Incremental Term Loan advanced to the Borrower from the date of such Incremental Term Loan, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in U.S. dollars to Wells Fargo Bank, N.A., as Administrative Agent, at 525 West W.T. Harris Blvd., Charlotte, North Carolina 28262, Attention: Erika Myers, Tel: (704) 590-2779, Fax: (704) 715-0017, in immediately available funds. The Incremental Term Loan advanced to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the promissory notes referred to in Section 2.09(e) of the Credit Agreement and is entitled to the benefits of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the “Incremental Term Loans”) by the Incremental Term Lenders to or for the benefit of the Borrower from time to time, the indebtedness of the Borrower resulting from each such Incremental Term Loan being, on request of an Incremental Term Lender, evidenced by such promissory notes, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting

G-2-1

in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.

The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court sitting in New York County. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

G-2-2

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

CRESTWOOD MIDSTREAM PARTNERS LP, as Borrower

By:
Name: Title:

G-2-3

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of November 16, 2012 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, WELLS FARGO BANK, N.A. (“Wells Fargo”), as Administrative Agent, Wells Fargo, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC, and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

[Insert name of institution] (the “Non-U.S. Lender”) is providing this certificate pursuant to subsection 2.17(e) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

A. It is the beneficial owner of the Loan (as well as any Notes evidencing such Loan) in respect of which it is providing this certificate;

B. The Non-U.S. Lender is not a “bank” that entered into the Credit Agreement in the “ordinary course of its trade or business” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

C. The Non-U.S. Lender is not a “10-percent shareholder” of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code;

D. The Non-U.S. Lender is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code; and

E. The interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in any of the three calendar years preceding such payments.

H-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]

By:
Name: Title:

Date:                     , 20

H-2

EXHIBIT I

FORM OF ADMINISTRATIVE QUESTIONNAIRE

Administrative Questionnaire

I. Borrower Name:	CRESTWOOD MIDSTREAM PARTNERS LP

II. Legal Name of Lender for Signature Page:

III. Name of Lender for any eventual tombstone:

IV. Legal Address:

V. Contact Information:

	Credit Contact	Operations Contact	Legal Counsel
Name:
Title:
Address:

Telephone:
Facsimile:
Email: Address:

VI. Lender’s Wire Payment Instructions:

Pay to:
(Name of Lender)

	(ABA#)	(City/State)

	(Account #)	(Account Name)

Administrative Questionnaire

Borrower Name:	CRESTWOOD MIDSTREAM PARTNERS LP

VII. Organizational Structure:

Branch, organized under which laws, etc.

Lender’s Tax ID:

Tax withholding Form Attached

[ ]	Form W-9

[ ]	Form W-8BEN/W-8EXP/W-8IMY/W-8ECI (with any required attachments)

[ ]	W/Hold % Effective

VIII. Payment Instructions:

Servicing Site:

Pay To:

IX. Name of Authorized Officer:

Name:

Signature:

Date:

Administrative Questionnaire

X. Institutional Investor Sub-Allocations

Institution Legal: Name:

Fund Manager:

Sub-Allocations:

Exact Legal Name (for documentation purposes)	Sub- Allocation (Indicate US$)	Direct Signer to Credit Agreement (Yes / No)	Purchase by Assignment (Yes / No)	Date of Post- Closing Assignment

1.

2.

3.

4.

5.

6.

7.

Total
Special Instructions

EXHIBIT J

FORM OF REAFFIRMATION AGREEMENT

[Separately Attached]

J-1

REAFFIRMATION AGREEMENT

This Reaffirmation Agreement (this “Agreement”), dated as of November 16, 2012, is made by Crestwood Midstream Partners LP (f/k/a Quicksilver Gas Services LP), a Delaware limited partnership (the “Borrower”), and each Subsidiary Guarantor listed on the signature pages hereto (together with the Borrower, collectively, the “Reaffirming Parties” and each a “Reaffirming Party”) in favor of Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent (as successor to BNP Paribas in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII of the Credit Agreement referred to below, the “Administrative Agent”) and collateral agent (as successor to BNP Paribas in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII of the Credit Agreement referred to below, the “Collateral Agent”).

WHEREAS, the Borrower, the lenders party thereto from time to time (the “Lenders”), Wells Fargo, as Administrative Agent and Collateral Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and RBC Capital Markets Corporation, as joint lead arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as syndication agents, and UBS Securities LLC and The Royal Bank of Scotland PLC, as co-documentation agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 16, 2012 (as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which amends and restates that certain Credit Agreement, dated as of October 1, 2010 (as amended by that certain Joinder Agreement dated as of April 1, 2011 and that certain Amendment No. 1 dated as of March 20, 2012, the “Original Credit Agreement”), among the Borrower, the lenders party thereto, Wells Fargo, as administrative agent and collateral agent, and the other agents and arrangers party thereto (capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement);

WHEREAS, each of the Reaffirming Parties is party to (i) that certain Guarantee and Collateral Agreement, dated as of October 1, 2010 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among the Borrower, each Subsidiary Guarantor identified therein and Wells Fargo, as Collateral Agent, (ii) certain Mortgages and (iii) certain other Loan Documents;

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Credit Agreement and the consummation of the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Crestwood Midstream Partners LP – Reaffirmation Agreement

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby (a) acknowledges the Credit Agreement, (b) confirms and ratifies all of its obligations under the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Guarantee and Collateral Agreement, the Mortgages and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Guarantee and Collateral Agreement, the Mortgages and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and, as applicable, shall guarantee and secure all Obligations under the Credit Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents refer to the Credit Agreement as amended and restated without impairing any such obligations or Liens in any respect. Each of the Reaffirming Parties acknowledges that the Lenders providing the Facilities are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.

ARTICLE II

Miscellaneous

SECTION 2.01. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 2.02. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties set forth on the signature pages hereto shall have been received by the Administrative Agent and the Collateral Agent (or their counsel). This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided herein. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including by .pdf format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 2.03. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the priority of any Lien on any Collateral securing any obligation under the Guarantee and Collateral Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations and liabilities outstanding under the Original Credit Agreement or any Lien securing the same, and it is the intent of the parties hereto to confirm that all Obligations of each Reaffirming Party under the Guarantee and Collateral Agreement and the other Loan Documents shall continue in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of the Borrower or any other Loan Party under any Loan Document from any of its respective obligations and liabilities under the Original Credit Agreement or the Loan Documents.

Crestwood Midstream Partners LP – Reaffirmation Agreement

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SECTION 2.04. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 9.11 OF THE CREDIT AGREEMENT.

[Signature pages follow]

Crestwood Midstream Partners LP – Reaffirmation Agreement

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IN WITNESS WHEREOF, each Reaffirming Party has caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CRESTWOOD MIDSTREAM PARTNERS LP, as a Reaffirming Party

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Subsidiary Guarantors:

CRESTWOOD GAS SERVICES OPERATING LLC, as a Reaffirming Party

By:	Crestwood Midstream Partners LP, its sole member

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

CRESTWOOD GAS SERVICES OPERATING GP LLC, as a Reaffirming Party

By: Crestwood Gas Services Operating LLC, its sole member

By: Crestwood Midstream Partners LP, its sole member

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

COWTOWN GAS PROCESSING PARTNERS L.P., as a Reaffirming Party

By: Crestwood Gas Services Operating GP LLC, its general partner

By: Crestwood Gas Services Operating LLC, its sole member

By: Crestwood Midstream Partners LP, its sole member

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

COWTOWN PIPELINE PARTNERS L.P., as a Reaffirming Party

By: Crestwood Gas Services Operating GP LLC, its general partner

By: Crestwood Gas Services Operating LLC, its sole member

By: Crestwood Midstream Partners LP, its sole member

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

CRESTWOOD NEW MEXICO PIPELINE LLC, as a Reaffirming Party

By: Crestwood Midstream Partners LP, its sole member

By: Crestwood Gas Services GP LLC, its general partner

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

CRESTWOOD MIDSTREAM FINANCE CORPORATION, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

CRESTWOOD PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

CRESTWOOD PANHANDLE PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

CRESTWOOD ARKANSAS PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

CRESTWOOD SABINE PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

SABINE TREATING LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

CRESTWOOD APPALACHIA PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

CRESTWOOD MARCELLUS PIPELINE LLC, as a Reaffirming Party

By:
Name: Kelly Jameson
Title: Senior Vice President, General Counsel and Corporate Secretary

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement

Acknowledged and agreed:

WELLS FARGO BANK, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

Crestwood Crestwood Midstream Partners LP – Reaffirmation Agreement